UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant: Vanguard World Fund
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2014 – August 31, 2015

Item 1: Reports to Shareholders

Annual Report | August 31, 2015

Vanguard U.S. Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
				Total
				Returns
Vanguard U.S. Growth Fund
Investor Shares				7.96%
Admiral™ Shares				8.12
Russell 1000 Growth Index				4.26
Large-Cap Growth Funds Average				3.53
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$31.03	$30.89	$0.194	$2.283
Admiral Shares	80.37	80.01	0.623	5.907

1

Chairman’s Letter

Dear Shareholder,

Returns for U.S. stocks, which had been mostly strong over the last few years, turned weak in recent months and declined in August’s downturn. Still, growth stocks handily eclipsed their value counterparts for the 12 months ended August 31, 2015, and large-capitalization stocks finished near small- and mid-caps.

Vanguard U.S. Growth Fund’s holdings were among the best of the large-cap growth bunch, returning about 8% for the fiscal year. The fund surpassed its benchmark and the average return of its peers by about 4 percentage points and the broad U.S. stock market by almost 8 percentage points.

Sizable holdings in the information technology and health care sectors boosted results, but a modest exposure to hard-hit energy stocks hurt.

If you hold shares of your fund in a taxable account, you may wish to review the information on after-tax returns that appears later in this report. Please note that as of August 31, the U.S. Growth Fund had realized long-term capital gains equal to about 8% of fund assets. Gains will be distributed in December.

On another note, we announced on May 5 that Gary Robinson would become the portfolio manager of Baillie Gifford Overseas Ltd.’s portion of the fund, replacing Ian Tabberer. Baillie Gifford is one of the fund’s five advisors, along with

2

Wellington Management Company llp; William Blair Investment Management, LLC; Jennison Associates LLC; and Jackson Square Partners, LLC.

August’s moody markets led to flat 12-month returns

U.S. stocks generally moved in opposite directions over the two halves of the fiscal year ended August 31. A first-half advance of about 6% was followed by a second-half retreat of about –5%. Ultimately, the ride ended about where it started, with the market returning less than 1%.

Much of the decline came in August, when stocks tumbled over fears about the global impact of China’s economic deceleration.

Greece’s debt crisis, the strong U.S. dollar, perceived high valuations, and speculation about when the Federal Reserve might raise short-term interest rates also played a part. (Shortly after the close of the reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

For U.S. investors, international stocks returned about –12%, a result that would have been a bit better if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets, which produced lower returns than the developed markets of Europe and the Pacific region.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

3

Bonds notched muted results as the Fed weighed rate-hike timing

The broad U.S. taxable bond market returned 1.56%. Bond prices fell slightly but received some support from global investors looking for higher yields than those available in many other developed markets. Buyers seeking shelter from stock market volatility also helped. The yield of the 10-year Treasury note ended August at 2.18%, down from 2.34% a year earlier.

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. Without this currency effect, they returned about 3%.

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain money market fund and savings account returns.

Health care and technology holdings drove commendable fund returns

With five advisors managing separate pieces of the portfolio, the U.S. Growth Fund combines diverse strategies under a central theme. Each advisor brings its own approach to the investment process, but the overall emphasis is on holding stocks of high-quality companies with long-term growth potential. Research is central to each advisor’s strategy, leading to portfolios that can be characterized by relatively low turnover and high concentration.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.44%	0.30%	1.21%

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.47% for Investor Shares and 0.33% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Large-Cap Growth Funds.

4

The past fiscal year was solid for the fund. As I mentioned earlier, much of its contributions and outperformance came from two traditional growth sectors—health care and information technology.

An allocation of about 34% on average to information technology was a distinct advantage. Although the sector had cooled off a bit from previous periods, the fund’s technology stocks returned more than 7%, about 2 percentage points more than the benchmark’s. Electronic-payment corporations continued to boost the fund as credit card enrollment increased worldwide. Strength in that industry, and to a lesser degree in software, offset weaker results from internet firms.

The fund’s health care stocks returned about 19%, more than 5 percentage points ahead of those in the benchmark. Pharmaceutical companies, lifted by productive pipelines and mergers-and-acquisition activity, powered results and more than overcame otherwise muted returns from the sector.

Consumer discretionary was the only sector to restrain results relative to the benchmark. Of the seven remaining sectors, which accounted for only about one-quarter of fund assets, energy stocks were a weak spot for both the fund and its benchmark. Consumer staples was a pocket of strength, and the fund’s financial stocks significantly outpaced those in the benchmark.

Total Returns
Ten Years Ended August 31, 2015
Average
Annual Return
U.S. Growth Fund Investor Shares	7.67%
Russell 1000 Growth Index	8.41
Large-Cap Growth Funds Average	6.98
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

For more about the advisors’ strategy and the fund’s positioning during the 12 months, please see the Advisors’ Report that follows this letter.

The fund’s long-term record paints a picture of progress
The U.S. Growth Fund fell behind its benchmark for the first half of the last decade; in the second half, it made up a lot of that lost ground. For the ten years ended August 31, 2015, it recorded an average annual return of 7.67% for Investor Shares. This compares with a result of 8.41% for the benchmark and 6.98% for the average return of its peers.

The fund struggled mightily for most of 2000-2010, a period that included two severe bear markets. But in the last five years, it outpaced its benchmark by about 1 percentage point on an average annual basis. Much of this progress has coincided with advisor management changes. We’re encouraged by recent performance and confident that the fund can continue to generate competitive long-term results.

When the markets are volatile, maintaining perspective is key Volatility returned to the stock market with a vengeance in the final weeks of August as investors worried that a slowdown in China’s economic growth could affect world markets.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. Inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react—or don’t react—when the markets turn turbulent. (You can read more in Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2015

6

Advisors’ Report

For the 12 months ended August 31, 2015, Vanguard U.S. Growth Fund returned about 8%, surpassing its benchmark index and the average return of large-capitalization growth funds. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 11 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 17, 2015.

Please note that William Blair & Company, L.L.C., underwent an internal restructuring. As a result, the name of the firm managing a portion of the U.S. Growth Fund’s assets is now William Blair Investment Management, LLC.

Wellington Management Company LLP

Portfolio Manager: Andrew J. Shilling, CFA, Senior Managing Director

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth. We take a long-term perspective because we believe that investors often underestimate the potential for growth.

Over the past 12 months, our portfolio benefited from strong security selection, particularly in the information technology sector. Selection in consumer discretionary also was positive. Our choices in energy were weaker and detracted modestly. Sector allocation, a result of bottom-up stock selection decisions, further boosted relative results, thanks in part to our underweighted exposure to lagging energy stocks.

In information technology, privately held transportation and ride-sharing startup Uber Technologies was a notable contributor. In consumer discretionary, Amazon.com and Netflix aided relative performance.

In energy, on the other hand, U.S.-based exploration and production company Continental Resources weighed on results. Wynn Resorts, an owner and operator of casinos, also detracted.

At the fiscal year’s close, we were most overweighted in consumer discretionary after establishing a new position in Amazon.com and adding to our holdings in Las Vegas Sands. We reduced our exposure to consumer staples, now the portfolio’s greatest underweighting, and still did not hold any telecommunication services stocks.

7

We believe our access to Wellington’s vast research resources and specialized expertise gives us certain advantages. We are able to identify companies with high cash-flow returns on investment, strong balance sheets, proven management teams, and the ability to maintain above-average growth over a three-to-five-year horizon. Based on our analysis, we invest in those companies that meet our valuation criteria and––in our view––offer superior long-term appreciation potential for Vanguard U.S. Growth Fund shareholders.

Jackson Square Partners, LLC

Portfolio Managers: Jeffrey S. Van Harte, CFA,

Chairman and Chief Investment Officer Christopher J. Bonavico, CFA, Equity Analyst Christopher M. Ericksen, CFA, Equity Analyst

Daniel J. Prislin, CFA, Equity Analyst

Our portfolio’s strong stock selection in the financial services and health care sectors was partially offset by weak relative performance in consumer discretionary and technology. The top contributors were holdings in Allergan, Walgreens Boots Alliance, and L Brands. The largest detractors were QUALCOMM, EOG Resources, and Discovery Communications. We sold our position in EOG Resources.

We believe the ever-changing market sentiment demonstrates that more than just fundamental factors are affecting stock prices. A lack of confidence in the fundamental outlook suggests that many investors are struggling to accurately predict the pace of global economic recovery. They appear to be assessing external factors that threaten economic fundamentals (for example, global central bank actions and fiscal policy debates). In such a tenuous environment, the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy. We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share. These stocks should have the potential to deliver shareholder value in a variety of market environments.

William Blair Investment Management, LLC

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

The U.S. stock market advanced modestly during the 12 months, as strong performance through late July was somewhat offset by a retreat in August. U.S. economic

8

strength buoyed the market for much of the period. But this was overshadowed later by concerns about China’s growth trajectory and uncertainty regarding the timing of potential changes in U.S. monetary policy.

The portfolio’s performance was driven by stock selection and a boost to our investment style as our higher growth bias relative to the benchmark was rewarded. Information technology and consumer discretionary stocks were areas of strength. Top contributors included Cognizant Technology Solutions and MasterCard in information technology and O’Reilly Automotive, Home Depot, and Amazon.com in consumer discretionary. The biggest laggards were Keurig Green Mountain (consumer staples), BorgWarner (consumer discretionary), and Affiliated Managers Group (financials). Energy holdings Schlumberger and Noble Energy were notable detractors on an absolute basis because of the significant decline in oil prices. However, on a relative basis, the aggregate effect of the portfolio’s energy stocks was neutral.

Despite recent market uncertainty, we remain optimistic about our portfolio. Our investment style leads us to durable business models that can produce sustainable, above-average earnings growth over the long run.

Jennison Associates LLC

Portfolio Managers: Kathleen A. McCarragher, Managing Director

Blair A. Boyer, Managing Director

Weak energy prices, a strong U.S. dollar, and slowing economic growth in China all influenced the global economic landscape during the fiscal year. These challenges, combined with uncertainty about the timing of anticipated monetary tightening in the United States, contributed to continued volatility in global financial markets.

The portfolio’s performance was boosted by broadly favorable stock selection. In consumer discretionary, Netflix’s strong subscriber growth reflected the appeal of the company’s original programming. Amazon.com benefited from investors’ appreciation of its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities.

Health care holdings reported strong sales of innovative drugs for neurometabolic degenerative disorders (BioMarin Pharmaceutical), cystic fibrosis (Vertex Pharmaceuticals), and cancer (Celgene and Bristol-Myers Squibb).

9

Information technology positions lagged their counterparts in the benchmark index; declines in high-multiple stocks Twitter and Workday moderated advances in Apple and MasterCard. Social media company Twitter’s user growth and revenue generation lacked consistency. Cloud-computing software company Workday was affected by slower corporate IT spending, but we believe its underlying fundamentals remain strong. Apple’s performance reflected expanding global acceptance of its platform, and we expect new products and updates to sustain the company’s attractive revenue growth. MasterCard continued to benefit from the long-term shift from cash to electronic credit and debit transactions.

Energy stocks lost ground but surpassed those in the benchmark. Oil equipment and services provider Schlumberger was pressured by falling energy prices that caused its customers to curtail spending.

Baillie Gifford Overseas Ltd.

Portfolio Manager:

Gary Robinson, Investment Manager

The U.S. economy has continued its recovery as financial headlines have been dominated by events overseas. These include China’s efforts to prop up its equity market, weak oil prices’ effect on energy-exporting nations, and Greece’s position in the euro zone. Such issues abroad, along with the prospect of an increase in the Federal Reserve’s short-term interest rate, have contributed to the dollar’s ongoing rise. Partly as a result of these influences, the stock market has stagnated in recent months. In this context, your fund’s domestic bias has been helpful.

The portfolio has concentrated on buying into outstanding long-term growth franchises such as Amazon.com, Chipotle Mexican Grill, online food delivery platform GrubHub, and analytical instrument and software company Waters. We have sold stocks with less exciting prospects, including Johnson & Johnson, Progressive, and tobacco corporation Altria. We also eliminated semiconductor maker Altera as our conviction in its market position waned and its shares rose strongly in response to rumors of a bid from Intel.

We continue to closely monitor the fundamentals of all of our holdings; we believe that they are the key to long-term share price performance. Although short-term events further afield are causing some volatility, we have confidence in the companies in our portfolio.

10

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	36	2,310	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Jackson Square Partners, LLC	35	2,265	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
William Blair Investment	13	805	Uses a fundamental investment approach in pursuit of
Management, LLC			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Jennison Associates LLC	6	404	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Baillie Gifford Overseas Ltd.	6	399	Uses a long-term, active, bottom-up investment
			approach to identify companies that can generate
			above-average growth in earnings and cash flow.
Cash Investments	4	213	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

11

U.S. Growth Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWUSX		VWUAX
Expense Ratio[1]	0.44%		0.30%
30-Day SEC Yield	0.41%		0.55%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	165	643	3,828
Median Market Cap	$61.6B	$61.8B	$47.2B
Price/Earnings Ratio	29.6x	23.6x	20.8x
Price/Book Ratio	4.8x	5.4x	2.6x
Return on Equity	20.3%	23.0%	17.1%
Earnings Growth
Rate	17.4%	15.1%	10.2%
Dividend Yield	0.9%	1.6%	2.1%
Foreign Holdings	5.0%	0.0%	0.0%
Turnover Rate	38%	—	—
Short-Term
Reserves	1.1%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	0.94	0.86
Beta	1.06	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Google Inc.	Internet Software &
	Services	4.7%
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	3.4
MasterCard Inc.	Data Processing &
	Outsourced Services	3.3
Visa Inc.	Data Processing &
	Outsourced Services	2.8
Celgene Corp.	Biotechnology	2.6
Allergan plc	Pharmaceuticals	2.6
Facebook Inc.	Internet Software &
	Services	2.5
Amazon.com Inc.	Internet Retail	2.5
QUALCOMM Inc.	Communications
	Equipment	2.0
Biogen Inc.	Biotechnology	1.9
Top Ten		28.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.47% for Investor Shares and 0.33% for Admiral Shares.

12

U.S. Growth Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 21.5%		21.1%	13.5%
Consumer Staples	6.3	10.9	8.4
Energy	0.7	0.8	6.6
Financials	9.2	5.4	18.2
Health Care	19.9	17.7	15.0
Industrials	6.2	11.0	10.7
Information Technology 34.1		27.3	19.1
Materials	1.5	3.7	3.3
Telecommunication
Services	0.5	2.1	2.2
Utilities	0.1	0.0	3.0

13

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2005, Through August 31, 2015

Initial Investment of $10,000

See Financial Highlights for dividend and capital gains information.

14

		Average Annual Total Returns
		Periods Ended August 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Growth Fund*Investor Shares	7.96%	18.29%	7.67%	$20,938
••••••••	Russell 1000 Growth Index	4.26	17.40	8.41	22,418
– – – –	Large-Cap Growth Funds Average	3.53	15.68	6.98	19,642
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	0.29	16.01	7.46	20,543
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
U.S. Growth Fund Admiral Shares		8.12%	18.47%	7.86%	$106,512
Russell 1000 Growth Index		4.26	17.40	8.41	112,092
Dow Jones U.S. Total Stock Market Float
Adjusted Index		0.29	16.01	7.46	102,713

U.S. Growth Fund

Fiscal-Year Total Returns (%): August 31, 2005, Through August 31, 2015

U.S. Growth Fund Investor Shares

Russell 1000 Growth Index

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	13.42%	19.00%	8.41%
Admiral Shares	8/13/2001	13.58	19.17	8.60

15

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.0%)[1]
Consumer Discretionary (20.5%)
*	Amazon.com Inc.	308,047	157,994
	Home Depot Inc.	951,624	110,826
*	Liberty Interactive Corp.
	QVC Group Class A	3,630,266	98,162
	NIKE Inc. Class B	669,862	74,857
*	TripAdvisor Inc.	982,779	68,696
	L Brands Inc.	799,375	67,068
	Starbucks Corp.	829,215	45,366
	Lowe’s Cos. Inc.	652,344	45,123
	DR Horton Inc.	1,410,708	42,843
*	AutoZone Inc.	58,981	42,230
	Harley-Davidson Inc.	732,848	41,076
	Lennar Corp. Class A	792,010	40,313
	Ross Stores Inc.	767,217	37,302
*	O’Reilly Automotive Inc.	151,470	36,363
	Dollar General Corp.	475,500	35,420
*	Chipotle Mexican
	Grill Inc. Class A	49,629	35,237
*	Netflix Inc.	301,722	34,707
	Wynn Resorts Ltd.	413,594	31,040
	Dunkin’ Brands Group Inc.	573,733	28,779
	Harman International
	Industries Inc.	292,395	28,579
*	Discovery
	Communications Inc.	1,100,603	27,911
	Las Vegas Sands Corp.	513,059	23,719
*	Priceline Group Inc.	17,912	22,366
*,^	Tesla Motors Inc.	67,684	16,857

*	Discovery Communications Inc.

	Class A	613,067	16,308
	Wyndham Worldwide Corp.	211,380	16,166
	BorgWarner Inc.	317,600	13,860
*	Sally Beauty Holdings Inc.	518,031	13,541
	VF Corp.	182,300	13,204
	Under Armour Inc. Class A	98,941	9,452

			Market
			Value•
		Shares	($000)
	Industria de Diseno
	Textil SA ADR	497,405	8,292
	Walt Disney Co.	78,865	8,035
	Marriott International Inc.
	Class A	98,259	6,943
	CarMax Inc.	96,382	5,879
	JD.com Inc. ADR	97,474	2,523
^	Shake Shack Inc. Class A	50,013	2,498
			1,309,535
Consumer Staples (5.8%)
	Walgreens Boots
	Alliance Inc.	1,240,452	107,361
*	Monster Beverage Corp.	388,359	53,772
	Estee Lauder Cos. Inc.
	Class A	587,890	46,896
	Mondelez International
	Inc. Class A	997,478	42,253
	CVS Health Corp.	371,558	38,048
	Anheuser-Busch InBev
	SA ADR	222,579	24,241
	PepsiCo Inc.	168,893	15,695
	Mead Johnson Nutrition Co.	178,200	13,960
	Keurig Green Mountain Inc.	163,892	9,276
	Costco Wholesale Corp.	58,248	8,158
	Brown-Forman Corp.
	Class B	44,236	4,340
	Colgate-Palmolive Co.	61,283	3,849
	Boston Beer Co. Inc.
	Class A	15,972	3,276
			371,125
Energy (0.4%)
	Schlumberger Ltd.	215,600	16,681
*	Cobalt International
	Energy Inc.	662,380	5,306
^	Ultra Petroleum Corp.	224,601	1,914
	Williams Cos. Inc.	34,369	1,656
	Apache Corp.	33,175	1,501
			27,058

16

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
Financials (8.4%)
	Equinix Inc.	406,230	109,589
	Crown Castle
	International Corp.	1,180,861	98,472
	Intercontinental
	Exchange Inc.	305,218	69,715
*	Markel Corp.	53,012	43,669
	American Tower
	Corporation	353,497	32,589
	BlackRock Inc.	91,564	27,695
*	Affiliated Managers
	Group Inc.	142,900	26,642
	Citigroup Inc.	417,200	22,312
	Moody’s Corp.	172,900	17,689
	First Republic Bank	278,994	16,826
	M&T Bank Corp.	136,638	16,156
	Berkshire Hathaway Inc.
	Class B	85,803	11,501
	MarketAxess Holdings Inc.	118,808	10,743
	Fairfax Financial
	Holdings Ltd.	20,128	9,360
	Morgan Stanley	222,902	7,679
	US Bancorp	177,764	7,528
	TD Ameritrade
	Holding Corp.	187,930	6,288
	American Express Co.	43,845	3,364
			537,817
Health Care (18.9%)
*	Celgene Corp.	1,416,065	167,209
*	Allergan plc	541,020	164,329
*	Biogen Inc.	413,871	123,044
*	Valeant Pharmaceuticals
	International Inc.	431,203	99,435
	Novo Nordisk A/S ADR	1,525,268	84,302
	Bristol-Myers Squibb Co.	1,399,406	83,223
	Gilead Sciences Inc.	752,051	79,018
*	Cerner Corp.	797,090	49,228
*	Edwards Lifesciences
	Corp.	266,917	37,603
*	Regeneron
	Pharmaceuticals Inc.	72,514	37,236
*	Illumina Inc.	178,381	35,250
*	IDEXX Laboratories Inc.	411,272	29,394
*	Vertex Pharmaceuticals Inc.	211,403	26,958
*	IMS Health Holdings Inc.	892,458	26,658
	Merck & Co. Inc.	455,244	24,515
	Medtronic plc	299,870	21,678
	UnitedHealth Group Inc.	176,800	20,456
*	Medivation Inc.	207,260	18,251
	Zoetis Inc.	355,600	15,956
	BioMarin
	Pharmaceutical Inc.	111,613	14,425
	Anthem Inc.	76,207	10,749
	Alexion Pharmaceuticals Inc.	50,416	8,681

			Market
			Value•
		Shares	($000)
	Shire plc ADR	33,817	7,845
	Waters Corp.	61,715	7,491
	McKesson Corp.	28,640	5,659
	Genomic Health Inc.	203,823	5,609
	Seattle Genetics Inc.	45,430	1,829
			1,206,031
Industrials (5.7%)
*	Verisk Analytics Inc.
	Class A	585,526	42,790
*,^	Nielsen Holdings plc	782,482	35,392
	Equifax Inc.	319,620	31,291
*	TransDigm Group Inc.	127,031	29,196
*	IHS Inc. Class A	242,707	28,159
	Fortune Brands
	Home & Security Inc.	576,113	27,567
	AMETEK Inc.	495,838	26,686
	Union Pacific Corp.	305,900	26,228
*	Stericycle Inc.	181,921	25,676
	Watsco Inc.	181,141	22,182
	Kansas City Southern	217,324	20,155
*	TransUnion	393,300	10,171
	JB Hunt Transport
	Services Inc.	133,650	9,727
^	NOW Inc.	436,642	7,449
	Boeing Co.	53,905	7,044
	Danaher Corp.	77,603	6,753
	United Parcel Service
	Inc. Class B	59,421	5,802
			362,268
Information Technology (32.6%)
	Apple Inc.	1,933,222	217,990
	MasterCard Inc. Class A	2,312,985	213,650
*	Google Inc. Class C	297,674	184,037
	Visa Inc. Class A	2,512,193	179,119
*	Facebook Inc. Class A	1,813,837	162,211
	QUALCOMM Inc.	2,302,808	130,293
*	Google Inc. Class A	184,114	119,273
*	PayPal Holdings Inc.	2,550,858	89,280
*	eBay Inc.	3,022,933	81,952
	Microsoft Corp.	1,867,733	81,284
*	Electronic Arts Inc.	1,221,025	80,771
*	Adobe Systems Inc.	708,077	55,634
*	Baidu Inc. ADR	377,368	55,567
	Intuit Inc.	589,326	50,535
*	salesforce.com inc	632,039	43,838
*	Cognizant Technology
	Solutions Corp. Class A	564,814	35,549
*	Red Hat Inc.	444,905	32,127
*	FleetCor Technologies Inc.	211,271	31,513
*	Alliance Data Systems Corp.	121,391	31,220
	CDW Corp.	780,975	31,044
*	Workday Inc. Class A	352,371	24,758
*	Alibaba Group
	Holding Ltd. ADR	331,771	21,937

17

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
	Texas Instruments Inc.	452,500	21,648
*	ServiceNow Inc.	255,505	18,131
*	Akamai Technologies Inc.	249,700	17,806
*,^	Zillow Group Inc.	534,158	13,172
*	Yelp Inc. Class A	447,350	10,862
	Oracle Corp.	285,215	10,579
	LinkedIn Corp. Class A	41,934	7,573
*,^	Zillow Group Inc. Class A	267,079	6,778
	Tencent Holdings Ltd.	339,157	5,765
	GrubHub Inc.	174,800	4,623
	Splunk Inc.	72,034	4,464
	Twitter Inc.	136,669	3,798
	FireEye Inc.	84,064	3,176
	Xilinx Inc.	24,957	1,045
			2,083,002
Materials (1.3%)
	Sherwin-Williams Co.	117,260	29,996
	Eagle Materials Inc.	263,256	21,542
	Martin Marietta
	Materials Inc.	100,741	16,904
	Monsanto Co.	95,919	9,367
	Vulcan Materials Co.	91,816	8,596
			86,405
Other (0.0%)
*,2	WeWork Class A PP	52,398	1,723
3	Vanguard Growth ETF	3,100	321
			2,044
Telecommunication Services (0.4%)
*	SBA Communications
	Corp. Class A	217,259	25,680
Total Common Stocks
(Cost $4,448,799)			6,010,965
Preferred Stocks (1.6%)
*,2	Uber Technologies PP	1,408,784	55,842
*,2	Airbnb Inc.	128,123	11,928
*,2	Pinterest Prf G PP	319,295	11,461
*,2	Cloudera, Inc. Pfd.	300,088	9,786
*,2	WeWork Pfd. D1 PP	260,418	8,565
*,2	WeWork Pfd. D2 PP	204,614	6,730
Total Preferred Stocks
(Cost $57,356)			104,312
Temporary Cash Investments (4.7%)[1]
Money Market Fund (4.4%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.168%	283,578,199	283,578

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreement (0.1%)
Bank of America Securities,
LLC 0.130%, 9/1/15 (Dated
8/31/15, Repurchase Value
$6,600,000, collateralized
by Federal Home Loan
Mortgage Corp. 0.000%,
5/4/37, with a value of
$6,732,000)	6,600	6,600

U.S. Government and Agency Obligations (0.2%)
[6,7] Federal Home Loan
Bank Discount Notes,
0.095%, 10/21/15	2,700	2,699
[6,7] Federal Home Loan
Bank Discount Notes,
0.100%, 10/23/15	2,000	2,000
[6,7] Federal Home Loan
Bank Discount Notes,
0.170%, 11/4/15	1,000	1,000
[6,7] Federal Home Loan
Bank Discount Notes,
0.170%, 11/19/15	5,000	4,998
		10,697
Total Temporary Cash Investments
(Cost $300,875)		300,875
Total Investments (100.3%)
(Cost $4,807,030)		6,416,152

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		604
Receivables for Investment Securities Sold 25,152
Receivables for Accrued Income		5,545
Receivables for Capital Shares Issued		6,421
Total Other Assets		37,722
Liabilities
Payables for Investment Securities
Purchased		(16,854)
Collateral for Securities on Loan		(19,278)
Payables to Investment Advisor		(3,527)
Payables for Capital Shares Redeemed		(3,704)
Payables to Vanguard		(12,116)
Other Liabilities		(2,196)
Total Liabilities		(57,675)
Net Assets (100%)		6,396,199

18

U.S. Growth Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,292,085
Undistributed Net Investment Income	9,444
Accumulated Net Realized Gains	496,553
Unrealized Appreciation (Depreciation)
Investment Securities	1,609,122
Futures Contracts	(11,005)
Net Assets	6,396,199

Investor Shares—Net Assets
Applicable to 128,680,443 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,975,301
Net Asset Value Per Share—
Investor Shares	$30.89

Admiral Shares—Net Assets
Applicable to 30,255,648 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,420,898
Net Asset Value Per Share—
Admiral Shares	$80.01

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,623,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.3% and 1.4%, respectively, of net assets.

2 Restricted securities totaling $106,035,000 represents 1.7% of net assets.

3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 Includes $19,278,000 of collateral received for securities on loan.

6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

7 Securities with a value of $9,897,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.

PP—Private Placement.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends[1,2]	62,237
Interest[1]	304
Securities Lending	298
Total Income	62,839
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,031
Performance Adjustment	1,795
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,407
Management and Administrative—Admiral Shares	2,476
Marketing and Distribution—Investor Shares	567
Marketing and Distribution—Admiral Shares	222
Custodian Fees	102
Auditing Fees	35
Shareholders’ Reports—Investor Shares	43
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	13
Total Expenses	26,699
Expenses Paid Indirectly	(170)
Net Expenses	26,529
Net Investment Income	36,310
Realized Net Gain (Loss)
Investment Securities Sold[1]	645,109
Futures Contracts	11,038
Foreign Currencies	18
Realized Net Gain (Loss)	656,165
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(216,710)
Futures Contracts	(14,689)
Change in Unrealized Appreciation (Depreciation)	(231,399)
Net Increase (Decrease) in Net Assets Resulting from Operations	461,076

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $4,000, $283,000, and $0, respectively.

2 Dividends are net of foreign withholding taxes of $486,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,310	32,663
Realized Net Gain (Loss)	656,165	470,927
Change in Unrealized Appreciation (Depreciation)	(231,399)	634,032
Net Increase (Decrease) in Net Assets Resulting from Operations	461,076	1,137,622
Distributions
Net Investment Income
Investor Shares	(24,620)	(13,264)
Admiral Shares	(15,003)	(7,331)
Realized Capital Gain[1]
Investor Shares	(289,725)	—
Admiral Shares	(142,252)	—
Total Distributions	(471,600)	(20,595)
Capital Share Transactions
Investor Shares	(60,674)	107,698
Admiral Shares	561,764	403,334
Net Increase (Decrease) from Capital Share Transactions	501,090	511,032
Total Increase (Decrease)	490,566	1,628,059
Net Assets
Beginning of Period	5,905,633	4,277,574
End of Period[2]	6,396,199	5,905,633

1 Includes fiscal 2015 short-term gain distributions totaling $568,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,444,000 and $15,219,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$31.03	$24.67	$20.79	$18.12	$14.75
Investment Operations
Net Investment Income	.169	.168	.134	.068	.108[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.168	6.303	3.861	2.679	3.370
Total from Investment Operations	2.337	6.471	3.995	2.747	3.478
Distributions
Dividends from Net Investment Income	(.194)	(.111)	(.115)	(. 077)	(.108)
Distributions from Realized Capital Gains	(2.283)	—	—	—	—
Total Distributions	(2.477)	(.111)	(.115)	(. 077)	(.108)
Net Asset Value, End of Period	$30.89	$31.03	$24.67	$20.79	$18.12

Total Return[2]	7.96%	26.29%	19.31%	15.22%	23.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,975	$4,038	$3,137	$2,975	$2,893
Ratio of Total Expenses to
Average Net Assets[3]	0.47%	0.44%	0.45%	0.45%	0.44%
Ratio of Net Investment Income to
Average Net Assets	0.53%	0.59%	0.59%	0.35%	0.61%[1]
Portfolio Turnover Rate	38%	36%	38%	43%	89%

1 Net investment income per share and the ratio of net investment income to average net assets include $.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.01%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$80.37	$63.91	$53.85	$46.94	$38.20
Investment Operations
Net Investment Income	. 563	. 557.440		.258	.345[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.607	16.293	10.002	6.924	8.734
Total from Investment Operations	6.170	16.850	10.442	7.182	9.079
Distributions
Dividends from Net Investment Income	(. 623)	(. 390)	(. 382)	(. 272)	(. 339)
Distributions from Realized Capital Gains	(5.907)	—	—	—	—
Total Distributions	(6.530)	(.390)	(.382)	(. 272)	(. 339)
Net Asset Value, End of Period	$80.01	$80.37	$63.91	$53.85	$46.94

Total Return[2]	8.12%	26.44%	19.51%	15.38%	23.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,421	$1,868	$1,141	$869	$678
Ratio of Total Expenses to
Average Net Assets[3]	0.33%	0.30%	0.31%	0.31%	0.30%
Ratio of Net Investment Income to
Average Net Assets	0.67%	0.73%	0.73%	0.49%	0.75%[1]
Portfolio Turnover Rate	38%	36%	38%	43%	89%

1 Net investment income per share and the ratio of net investment income to average net assets include $.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.01%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

23

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

24

U.S. Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds

25

U.S. Growth Fund

are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company llp, Jackson Square Partners, LLC, William Blair Investment Management, LLC, Jennison Associates LLC, and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years. In accordance with the advisory contracts entered into with Jennison Associates LLC and Baillie Gifford Overseas Ltd., beginning March 1, 2015, the basic fees are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index and the S&P 500 Index, respectively, since February 28, 2014.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before an increase of $1,795,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain cost of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

26

U.S. Growth Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $604,000, representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2015, these arrangements reduced the fund’s expenses by $170,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,003,477	5,765	1,723
Preferred Stocks	—	—	104,312
Temporary Cash Investments	283,578	17,297	—
Futures Contracts—Liabilities[1]	(2,181)	—	—
Total	6,284,874	23,062	106,035
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional backtesting or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

27

U.S. Growth Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended August 31, 2015. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks and
Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of August 31, 2014	28,672
Purchases	32,005
Change in Unrealized Appreciation (Depreciation)	45,358
Balance as of August 31, 2015	106,035
Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2015, was $45,358,000.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of August 31, 2015:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	1,723	Market Approach	Recent Market Transaction	$32.890
Preferred Stocks	104,312	Market Approach	Purchase Price	93.094
			Recent Market Transaction	39.639
			Purchase Price	35.895
			Recent Market Transaction	32.890
			Comparable Company Approach	32.610

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2015	262	128,983	(7,450)
E-mini S&P 500 Index	September 2015	705	69,414	(2,545)
E-mini S&P Mid-Cap 400 Index	September 2015	94	13,296	(1,010)
				(11,005)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

U.S. Growth Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized net foreign currency gains of $18,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,480,000 from undistributed net investment income, and $44,659,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $20,026,000 of ordinary income and $487,848,000 of long-term capital gains available for distribution.

At August 31, 2015, the cost of investment securities for tax purposes was $4,808,080,000. Net unrealized appreciation of investment securities for tax purposes was $1,608,072,000, consisting of unrealized gains of $1,812,034,000 on securities that had risen in value since their purchase and $203,962,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended August 31, 2015, the fund purchased $2,318,437,000 of investment securities and sold $2,350,153,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	478,396	15,147	198,913	6,949
Issued in Connection with Acquisition of
Vanguard Growth Equity Fund	—	—	799,108	27,203
Issued in Lieu of Cash Distributions	309,765	10,561	13,072	475
Redeemed	(848,835)	(27,163)	(903,395)	(31,625)
Net Increase (Decrease)—Investor Shares	(60,674)	(1,455)	107,698	3,002
Admiral Shares
Issued	698,022	8,572	621,315	8,329
Issued in Lieu of Cash Distributions	149,006	1,963	6,850	96
Redeemed	(285,264)	(3,519)	(224,831)	(3,034)
Net Increase (Decrease) —Admiral Shares	561,764	7,016	403,334	5,391

29

U.S. Growth Fund

J. On February 21, 2014, the fund acquired all the net assets of Vanguard Growth Equity Fund pursuant to a plan of reorganization approved by the funds’ board of trustees on September 26, 2013. The purpose of the transaction was to combine two funds with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 27,203,000 of the U.S. Growth Fund’s capital shares for the 48,088,000 shares of Growth Equity Fund outstanding on February 21, 2014. Investor shares of Growth Equity Fund were exchanged for Investor shares of U.S. Growth Fund. Growth Equity Fund’s net assets of $799,108,000, including $212,286,000 of unrealized appreciation, were combined with U.S. Growth Fund’s net assets of $4,939,397,000, resulting in combined net assets of $5,738,505,000 on February 21, 2014.

K. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard U.S. Growth Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2015

Special 2015 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $476,997,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of shortterm capital gain dividends distributed by the fund are qualified shortterm capital gains.

The fund distributed $40,190,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus shortterm gains, if any) qualifies for the dividendsreceived deduction.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares

Periods Ended August 31, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	7.96%	18.29%	7.67%
Returns After Taxes on Distributions	5.96	17.77	7.39
Returns After Taxes on Distributions and Sale of Fund Shares	6.01	14.87	6.23

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$979.70	$2.35
Admiral Shares	1,000.00	980.27	1.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.84	$2.40
Admiral Shares	1,000.00	1,023.54	1.68

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.47% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

34

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

35

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102015

Annual Report | August 31, 2015

Vanguard International Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
				Total
				Returns
Vanguard International Growth Fund
Investor Shares				-10.46%
Admiral™ Shares				-10.32
MSCI All Country World Index ex USA				-12.35
International Funds Average				-8.00
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$23.79	$20.83	$0.494	$0.000
Admiral Shares	75.70	66.28	1.687	0.000

Chairman’s Letter

Dear Shareholder,

After strong double-digit gains in the prior fiscal year, stock market returns globally lost steam in the 12 months ended August 31, 2015, especially late in the period. And for U.S. dollar-based investors, the muted returns of many international markets were further eroded by the dollar’s strength against many foreign currencies.

In this environment, Vanguard International Growth Fund returned about –10%, ahead of its benchmark index but behind the average return of international peer funds. Your advisors’ positioning in Brazil and Canada helped avoid some of the significant downdrafts in those two markets, which were hit hard by lower commodity prices, especially for oil.

If you invest in the fund through a taxable account, you may wish to review information about the fund’s after-tax performance provided later in this report.

August stock market anxiety led to disappointing returns

U.S. stocks rode a roller coaster to ultimately end about where they started, returning 0.36% for the 12 months. Several months of broad-market gains were nearly erased in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong U.S. dollar, perceived high stock valuations, and speculation over when the Federal Reserve might begin to raise short-term interest rates also contributed to investor concerns during the fiscal year. (Shortly after the close of your fund’s reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

For dollar-based investors, international stocks returned about –12%. Heightened fears about the slower growth in China, the world’s second-largest economy, cast doubt on the investment outlook for emerging markets in particular.

Bond results were muted as the Fed weighed a rate hike

The broad U.S. taxable bond market returned 1.56% for the 12 months, outpacing the broad U.S. stock market.

Even as yields remained relatively low, bonds benefited at times from demand by investors seeking shelter from stock market volatility. The yield of the 10-year Treasury note, which dipped to 1.75% at the end of January, closed the period at 2.18%, down from 2.34% a year earlier. (Bond prices and yields move in opposite directions.)

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain returns for money market funds and savings accounts. Since wrapping up its bond-buying program in October 2014, the Fed has been weighing when to raise rates for the first time in nearly a decade.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. Without this currency effect, international bonds returned about 3%.

Emerging markets struggled more than developed countries

In my last report to you, I noted that foreign currency weakness masked the underlying strength of many international stocks. That held true for the fiscal year as a whole, even though some major currencies recovered some ground later in the period. Measured in local currencies, the returns of your fund and its index were modestly positive overall—and ahead of the broad U.S. market.

The dampening effect of foreign currency translation was more evident in developed markets. In Europe, which constitutes more than half the assets of the fund, a local-currency gain of about 4% became a return of about –8% when expressed in dollars (both figures are as measured by the MSCI Europe Index). And in the developed Pacific region, which constitutes about one-fifth of fund assets, the MSCI Japan Index posted an exceptional return of more than 21% in yen but only about 4% in dollars. Of course, when the tide turns and foreign currencies strengthen, U.S. investor returns are lifted. But either way, it’s important to keep in mind the role of currency effects and the diversification benefit of owning both U.S. and international stocks.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.47%	0.34%	1.39%

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the fund’s expense ratios were 0.47% for Investor Shares and 0.34% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: International Funds.

Exchange rates reflect differences in interest rates and other factors across countries, and the fiscal year brought several significant developments on those fronts. Notably, the European Central Bank embarked in March on a stimulative bond-buying program that led to negative rates on some European sovereign bonds and a weaker euro. This program, and a generally brighter economic outlook, helped European stock markets. Your advisors maintained a higher-than-benchmark stake in developed Europe, and their holdings performed in line with those in the index. (The fund had no holdings in beleaguered Greece.)

The more upbeat tone in Europe was counterbalanced by a less sanguine outlook for growth in China and its domino effect on emerging markets whose economies depend on exporting commodities to China and other countries. Emerging markets declined in local currencies and in dollars, except for India, which advanced slightly in the fund. Your advisors added value relative to the benchmark, in part with a lighter stake in Brazil and with their selections in India.

Another source of outperformance was Canada, whose economy is oriented toward natural resources; a below-benchmark stake in Canadian stocks proved helpful as oil and other resource prices sank.

Among industry sectors, energy was the worst performer in both your fund and its index amid the steep drop in oil prices. Health care stocks stood out as one of

Total Returns
Ten Years Ended August 31, 2015
Average
Annual Return
International Growth Fund Investor Shares	5.29%
Spliced International Index	2.81
International Funds Average	3.62

For a benchmark description, see the Glossary.

International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

the few industry groups that advanced. Compared with the benchmark, the fund modestly outperformed in energy but lagged a bit in health care.

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter.

Long-term results slipped, but the fund continued to outperform

For the decade ended August 31, 2015, the average annual return of your fund’s Investor Shares was 5.29%. Even though the ten-year track records of the fund and its comparative standards were tempered by the weak results for the most recent fiscal year, the fund slightly widened its long-term lead over its index. Your advisors’ disciplined investment strategies have helped the fund navigate in choppy waters. And Vanguard’s low costs have helped you keep more of the fund’s returns.

When the markets are volatile, maintaining perspective is key

As I noted earlier, volatility returned to the stock market with a vengeance in the final weeks of August. Stocks were unsettled as investors grew more worried that the slowdown in China’s growth could affect markets across the globe.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. And inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react—or don’t react—when the markets turn turbulent. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be key as we weather these periodic storms.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2015

Advisors’ Report

For the fiscal year ended August 31, 2015, Vanguard International Growth Fund returned –10.46% for Investor Shares (–10.32% for Admiral Shares), ahead of its benchmark index but behind the average return of peer funds. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 18, 2015.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	54	11,275	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	33	6,846	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	12	2,539	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on
			attractively valued quality companies with ”economic
			moats” to protect their profitability and positive internal
			and external dynamics helping to grow the value of the
			business.
Cash Investments	1	264	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Baillie Gifford Overseas Ltd.

Portfolio Managers: James K. Anderson, Head of Global Equities Kave Sigaroudinia, Head of EAFE Alpha Research

Over the past 12 months, we have seen dramatic political and economic events. We ended the period concerned about the direction of China’s economy and the substantial influence it exerts over its tributary countries and sectors. During such times of turbulence, we aim to remain on a steady course and have taken the opportunity to add to holdings with appealing long-term growth characteristics. The dominant theme in our portion of the fund’s portfolio remains the vital force of technological change, whose reach we perceive to be ever widening and more powerful.

Two of our larger holdings performed especially well: Amazon, whose web services business is expanding strongly with increasingly attractive returns; and Fiat, where the coming listing of Ferrari and relaunch of Alfa Romeo have injected some glamour into the share price. Two of our health care companies appreciated strongly: M3 after international expansion and Celltrion after drug approvals. Jet engine manufacturer Rolls-Royce had a difficult year as results weakened in its marine and oil-related operations, and Chinese search engine Baidu slid as it continued to invest heavily for growth.

During the period, we invested in three unlisted companies—music-streaming service Spotify, online retailer Home24, and Indian e-commerce site Flipkart—and are excited by the dynamic growth opportunities these companies represent. We also built new positions in two Ameri-can growth companies, Tesla and Illumina, that are globally important and have no close parallels in international markets.

We added new holdings in German chemical titan BASF, based on our admiration for its culture of research and long-term investment, and ASML, a Dutch semiconductor-equipment manufacturer at the heart of electronics innovation. Over the year, we also accumulated a substantial holding in Chinese e-commerce giant Alibaba.

To fund these new investments, we sold several holdings for which our growth expectations were waning, including Sandvik, ABB, and Yaskawa Electric. We also sold our remaining Brazilian companies, Itau Unibanco, BM&F Bovespa, and Vale, reflecting unease about Brazil’s economic prospects.

Schroder Investment Management North America Inc.

Portfolio Manager: Simon Webber, CFA

International equity markets ended the volatile 12-month period in negative territory, though this was mostly because of a 15% rise in the trade-weighted dollar; in local currency terms, international equities performed better. Investors’ main concern in the last few months has been the Greater China region. This has spilled over into the rest of the emerging world, where equities and currencies have performed poorly. With their compressed valuations, we believe that some of these stocks are now priced to offer good long-term returns. As a result, we have been using recent weakness to add to positions in high-conviction holdings such as China Pacific Insurance Group, Indian media group Zee Entertainment, and Taiwan Semiconductor Manufacturing.

Our positioning has served us well; stock selection in emerging markets was the biggest contributor to our performance, with Zee particularly strong. Other notable performers included Check Point Software Technologies, an Israeli internet security firm, and Essilor International, a France-based ophthalmic lens manufacturer.

Cyclical commodity stocks have also been hurt by concerns about China’s growth (and about excess supply in oil markets). Although our positioning in commodity-linked sectors has been conservative, losses have been unavoidable. However, with cost-cutting under way among the better-managed companies, we have begun to dip our toes back into the water, adding to holdings such as U.K.-based Royal Dutch Shell.

Elsewhere in the United Kingdom, we took advantage of market weakness in the run-up to May’s general election as fears that voters would not elect a strong or stable government put pressure on the equity market. This gave us a good opportunity to build positions in stable domestic franchises such as Lloyds Banking Group and outsourcing services group Capita.

The outlook for equity markets is finely balanced. We are encouraged by the growth momentum and reform in Europe, earnings momentum in Japan, and consumer confidence in the United States. Although a number of factors globally concern us, recent weakness has improved valuations and the volatility has created some attractive entry points for companies with solid fundamentals. A disorderly slowdown in Chinese growth remains a significant risk to equity markets, but our central case is that the transition to a more consumption-led economy can be managed.

M&G Investment Management Limited

Portfolio Manager: Charles Anniss, CFA

The fiscal year offered a mixed bag for international equity markets. Ebullient investor sentiment followed the introduction of the European Central Bank’s quantitative easing program. Other major central banks’ accommodative policies, some good corporate earnings, and stabilization of the oil price reinforced optimism. The atmosphere was then overshadowed by Greece’s debt crisis and by China’s slowdown and extreme volatility in its stock markets. Risk assets came under pressure, and those earlier equity gains were wiped out.

9

Energy and materials were particularly hard hit. Our combined underweight exposure to these commodity-linked sectors proved beneficial (though stock selection dragged on returns). Health care and consumer discretionary were standouts, and our overweight in both sectors helped. Cruise ship operator Carnival was our strongest performer, boosted by increasing consumer demand and lower oil prices.

Our overweight in industrials also helped, as did stock picking, particularly among capital goods companies. One of our stronger performers was Airbus Group, which has been recovering from a period of weakness last year.

Engineering components distributor Misumi also boosted returns. It was aided by relatively buoyant markets in Japan, as was insurer Tokio Marine Holdings, which agreed to acquire HCC Insurance Holdings to build on its U.S. business. Our addition of Japan Tobacco was a plus.

Stock selection in energy and materials weighed on our returns. Our largest detractor was Canada’s First Quantum Minerals. Sharply lower metal prices hurt its realized selling price of copper in particular; sales volumes also fell amid reduced demand.

In energy, Brazil’s Petroleo Brasileiro (Petrobras) faced setbacks beyond the declining oil price, including a corruption scandal, credit-rating downgrades, and general malaise in the Brazilian market. We eliminated our position. Canadian energy services firm ShawCor reported lower profits in light of a pullback in North American oilfield activity and reduced Asia-Pacific operations.

Other energy stocks that weighed on performance included Norwegian oil and gas producer Statoil; South Africa’s Sasol, which produces liquid fuels from coal and gas; and Chinese oil company CNOOC.

We eliminated 16 positions, some on valuation grounds and others because better opportunities existed elsewhere. We sold Atlas Copco, a Swedish maker of air compressors and mining equipment that we still think is a good business, because we thought the valuation had become stretched. We sold lender Banco do Brasil, Brazilian miner Vale, and French pipe maker Vallourec because of decreased confidence in their investment theses.

We added nine attractively valued quality companies with “economic moats” to protect their profitability. Those included Netherlands-listed ING, which is transforming from a sprawling financial conglomerate into a more focused core banking business.

10

International Growth Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.47%	0.34%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	169	1,830
Median Market Cap	$30.6B	$29.9B
Price/Earnings Ratio	20.4x	17.0x
Price/Book Ratio	2.2x	1.6x
Return on Equity	16.9%	15.0%
Earnings Growth
Rate	15.0%	11.1%
Dividend Yield	1.8%	3.1%
Turnover Rate	29%	—
Short-Term Reserves	0.5%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	21.4%	11.8%
Consumer Staples	6.9	10.4
Energy	2.5	6.5
Financials	23.5	27.2
Health Care	9.0	9.8
Industrials	11.6	11.3
Information Technology	15.1	7.1
Materials	5.2	7.0
Other	1.1	0.0
Telecommunication Services 3.6		5.4
Utilities	0.1	3.5

Volatility Measures
		MSCI AC
		World
		Index
		ex USA
R-Squared		0.94
Beta		1.06
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Tencent Holdings Ltd.	Internet Software &
	Services	3.2%
AIA Group Ltd.	Life & Health
	Insurance	3.1
Industria de Diseno
Textil SA	Apparel Retail	2.8
Amazon.com Inc.	Internet Retail	2.6
Baidu Inc.	Internet Software &
	Services	2.5
Fiat Chrysler	Automobile
Automobiles NV	Manufacturers	2.5
SoftBank Group Corp.	Wireless
	Telecommunication
	Services	2.1
Alibaba Group Holding	Internet Software &
Ltd.	Services	2.0
Rolls-Royce Holdings plc Aerospace &
	Defense	1.8
Svenska Handelsbanken
AB	Diversified Banks	1.6
Top Ten		24.2%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.47% for Investor Shares and 0.34% for Admiral Shares.

11

International Growth Fund

Market Diversification (% of equity exposure)

		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	15.4%	14.8%
Germany	7.3	6.6
France	5.6	7.3
Spain	5.4	2.6
Switzerland	5.3	7.1
Sweden	5.2	2.2
Italy	4.4	1.9
Denmark	1.5	1.3
Netherlands	1.4	2.1
Norway	1.4	0.4
Ireland	1.2	0.3
Other	0.6	1.9
Subtotal	54.7%	48.5%
Pacific
Japan	12.5%	16.5%
Hong Kong	4.8	2.2
South Korea	1.7	3.0
Australia	1.2	4.7
Other	0.2	1.0
Subtotal	20.4%	27.4%
Emerging Markets
China	9.6%	4.7%
India	2.7	1.7
Other	4.7	10.8
Subtotal	17.0%	17.2%
North America
United States	5.2%	0.0%
Canada	1.9	6.4
Subtotal	7.1%	6.4%
Middle East	0.8%	0.5%

12

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2005, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Growth Fund*Investor
	Shares	-10.46%	7.02%	5.29%	$16,747
••••••••	Spliced International Index	-12.35	4.76	2.81	13,189

– – – –	MSCI International All Country Funds World Average Index ex USA	-12.35 -8.00	4.76 6.26	4.04 3.62	14,862 14,270
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
International Growth Fund Admiral Shares		-10.32%	7.16%	5.46%	$85,074
Spliced International Index		-12.35	4.76	2.81	65,946
MSCI All Country World Index ex USA		-12.35	4.76	4.04	74,311

See Financial Highlights for dividend and capital gains information.

13

International Growth Fund

Fiscal-Year Total Returns (%): August 31, 2005, Through August 31, 2015

International Growth Fund Investor Shares

Spliced International Index
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	-1.64%	10.48%	7.03%
Admiral Shares	8/13/2001	-1.48	10.64	7.21

14

International Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.4%)[1]
Australia (1.1%)
	James Hardie
	Industries plc	5,467,480	67,951
	Brambles Ltd.	6,679,724	46,576
	Cochlear Ltd.	743,560	45,081
^	Orica Ltd.	3,443,000	38,633
	Amcor Ltd.	3,483,977	33,998
			232,239
Brazil (0.7%)
	Raia Drogasil SA	6,555,949	71,766
	BM&FBovespa SA -
	Bolsa de Valores
	Mercadorias e Futuros	12,798,400	38,043
	Banco Bradesco SA
	Preference Shares	4,770,000	30,317
			140,126
Canada (1.9%)
	Toronto-Dominion Bank	5,680,732	226,607
	Suncor Energy Inc.	2,745,991	77,771
	Bank of Nova Scotia	990,000	45,316
	ShawCor Ltd.	1,165,000	25,946
^	First Quantum
	Minerals Ltd.	4,030,000	21,014
			396,654
China (9.6%)
	Tencent Holdings Ltd.	39,564,500	672,496
*	Baidu Inc. ADR	3,535,900	520,661
*	Alibaba Group
	Holding Ltd. ADR	6,476,709	428,240
*	New Oriental
	Education & Technology
	Group Inc. ADR	4,963,100	101,694
	China Pacific Insurance
	Group Co. Ltd.	20,926,200	76,082
*	JD.com Inc. ADR	1,930,100	49,951
	Beijing Enterprises
	Holdings Ltd.	7,574,500	44,067

			Market
			Value•
		Shares	($000)
	Mindray Medical
	International Ltd. ADR	1,455,000	35,240
	CNOOC Ltd.	27,813,000	34,912
*	Youku Tudou Inc. ADR	2,077,149	34,501
			1,997,844
Denmark (1.5%)
	Novozymes A/S	3,172,000	137,926
	Novo Nordisk A/S Class B	1,871,763	103,482
	Chr Hansen Holding A/S	1,508,200	75,681
			317,089
Finland (0.4%)
	Nokia Oyj	13,042,906	81,106

France (5.3%)
	Essilor International SA	1,722,144	204,447
	Kering	983,955	167,899
	L’Oreal SA	978,915	166,846
	Sanofi	1,282,234	126,090
	Safran SA	1,007,789	78,326
	Schneider Electric SE	1,244,118	78,216
	Accor SA	1,530,376	72,270
	Societe Generale SA	1,292,000	62,590
	Airbus Group SE	950,000	61,478
	Publicis Groupe SA	780,000	55,388
	TOTAL SA	995,001	45,268
			1,118,818
Germany (7.1%)
	SAP SE	2,786,417	187,565
*,2	Zalando SE	4,617,975	151,311
	Fresenius Medical Care
	AG & Co. KGaA	1,783,456	136,642
	BASF SE	1,582,450	127,538
	Bayerische Motoren
	Werke AG	1,272,320	117,498
	HeidelbergCement AG	1,367,052	103,332
	Continental AG	387,131	82,323
	GEA Group AG	2,036,178	79,579
	Bayer AG	559,000	75,872
	Deutsche Bank AG	2,299,064	67,820

15

International Growth Fund

			Market
			Value•
		Shares	($000)
*,3,† Home 24AG		23,630	67,499
	Volkswagen AG	302,003	56,480
	adidas AG	665,000	49,788
	MTU Aero Engines AG	548,000	49,134
*	MorphoSys AG	604,515	42,697
*,3	Rocket Internet SE	1,400,656	35,485
*,2	Rocket Internet SE -
	Private Placement	1,157,559	32,588
^,*	AIXTRON SE	3,130,112	20,039
			1,483,190
Hong Kong (4.8%)
	AIA Group Ltd.	119,022,400	655,657
	Jardine Matheson
	Holdings Ltd.	2,928,925	146,332
	Hong Kong Exchanges
	and Clearing Ltd.	4,582,630	107,184
	Techtronic Industries
	Co. Ltd.	15,725,000	56,948
	Hang Lung
	Properties Ltd.	14,455,000	32,632
			998,753
India (2.7%)
	Idea Cellular Ltd.	61,660,100	144,180
	Housing Development
	Finance Corp. Ltd.	7,692,900	136,927
	HDFC Bank Ltd.	5,907,291	91,126
	Zee Entertainment
	Enterprises Ltd.	15,605,650	90,016
*,2,3 Flipkart G Series		338,176	46,286
*	Larsen & Toubro Ltd.	1,430,473	34,391
*,2,3 Flipkart H Series		135,569	19,283
			562,209
Indonesia (0.2%)
	Bank Mandiri
	Persero Tbk PT	80,150,800	51,799

Ireland (1.2%)
	Kerry Group plc Class A	1,864,917	138,417
*	Bank of Ireland
	(Dublin Shares)	182,335,677	72,555
*	Bank of Ireland
	(London Shares)	127,016,431	49,371
			260,343
Israel (0.8%)
*	Check Point Software
	Technologies Ltd.	2,252,778	175,739

Italy (4.4%)
*	Fiat Chrysler
	Automobiles NV	36,834,156	516,068
^	UniCredit SPA	29,652,179	193,754
	EXOR SPA	3,114,856	142,524
	Intesa Sanpaolo SPA
	(Registered)	16,801,369	61,276
			913,622

		Market
		Value•
	Shares	($000)
Japan (12.1%)
SoftBank Group Corp.	7,665,200	444,896
SMC Corp.	1,363,400	330,299
Rakuten Inc.	19,991,600	285,078
Sumitomo Mitsui
Financial Group Inc.	5,263,900	214,673
M3 Inc.	8,800,200	203,062
Bridgestone Corp.	4,786,900	160,080
Astellas Pharma Inc.	10,007,540	148,098
Kubota Corp.	6,483,000	101,175
Sekisui Chemical Co. Ltd.	7,970,000	87,673
Suzuki Motor Corp.	2,547,600	86,466
Tokio Marine
Holdings Inc.	2,075,000	83,336
Toyota Motor Corp.	1,165,000	68,882
ORIX Corp.	4,974,200	67,259
Japan Tobacco Inc.	1,770,000	62,975
SBI Holdings Inc.	4,470,400	54,135
Daikin Industries Ltd.	824,700	49,029
MISUMI Group Inc.	4,100,000	47,448
FANUC Corp.	263,600	42,692
		2,537,256
Mexico (0.3%)
Grupo Financiero Banorte
SAB de CV	11,693,119	56,276

Netherlands (1.3%)
ASML Holding NV	1,559,169	142,479
ING Groep NV	4,450,000	67,704
Akzo Nobel NV	979,995	66,178
		276,361
Norway (1.4%)
Statoil ASA	7,741,701	117,509
DNB ASA	4,178,253	59,628
Schibsted ASA Class A	1,760,994	57,471
* Schibsted ASA Class B	1,760,994	54,818
		289,426
Peru (0.5%)
Credicorp Ltd.	1,001,927	110,192

Portugal (0.2%)
Jeronimo Martins
SGPS SA	3,627,182	50,125

Russia (0.7%)
Magnit PJSC GDR	2,339,737	115,869
* Mail.Ru Group Ltd. GDR	1,266,000	23,194
		139,063
Singapore (0.2%)
DBS Group Holdings Ltd.	3,690,748	46,093

South Africa (0.2%)
Sasol Ltd.	1,150,000	36,888

16

International Growth Fund

		Market
		Value•
	Shares	($000)
South Korea (1.7%)
^,* Celltrion Inc.	1,894,689	113,619
NAVER Corp.	222,208	92,710
Hyundai Motor Co.	434,315	54,374
Samsung Electronics
Co. Ltd.	51,500	47,385
Hankook Tire Co. Ltd.	1,180,000	36,849
		344,937
Spain (5.3%)
Industria de Diseno
Textil SA	17,650,315	587,977
Banco Popular
Espanol SA	70,317,553	301,121
Banco Bilbao Vizcaya
Argentaria SA	9,108,396	84,350
Distribuidora Internacional
de Alimentacion SA	12,745,795	76,663
Banco Santander SA	10,842,422	65,968
		1,116,079
Sweden (5.2%)

*	Svenska Handelsbanken

AB Class A	22,936,064	341,156
* Atlas Copco AB Class A	11,656,141	292,432
Investment AB Kinnevik	8,819,732	248,095
* Assa Abloy AB Class B	5,097,202	97,174
Alfa Laval AB	3,483,662	59,104
* Elekta AB Class B	8,638,260	53,761
		1,091,722
Switzerland (5.3%)
Nestle SA	4,003,967	294,175
Roche Holding AG	841,279	228,220
Syngenta AG	656,488	227,163
Cie Financiere
Richemont SA	1,577,725	117,456
Novartis AG	760,000	74,286
Lonza Group AG	493,804	67,422
LafargeHolcim Ltd.	870,000	55,101
Zurich Insurance
Group AG	160,000	43,899
		1,107,722
Taiwan (0.9%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	47,868,000	187,866

Thailand (0.6%)
Kasikornbank PCL
(Foreign)	25,755,756	129,692

Turkey (0.6%)
BIM Birlesik
Magazalar AS	7,035,103	121,881

			Market
			Value•
		Shares	($000)
United Kingdom (15.0%)
	Rolls-Royce Holdings plc	32,389,110	368,257
	ARM Holdings plc	22,249,681	313,456
	Prudential plc	12,845,749	276,780
	Royal Dutch Shell plc
	Class A	6,333,251	164,603
	HSBC Holdings plc	20,607,103	162,475
	Vodafone Group plc	42,451,503	146,491
	Standard Chartered plc	11,116,676	129,000
	Capita plc	6,334,614	119,188
	BHP Billiton plc	6,700,345	115,031
	Aggreko plc	6,818,283	110,478
	Carnival plc	2,111,684	106,653
	Burberry Group plc	4,837,643	104,093
	Reckitt Benckiser
	Group plc	1,174,220	102,996
	Lloyds Banking
	Group plc	87,452,223	102,812
	Diageo plc	3,794,350	100,803
	WPP plc	4,673,271	96,581
^,*	Ocado Group plc	12,833,540	67,328
*,3	Spotify Ltd.	26,474	59,000
	Imperial Tobacco
	Group plc	1,214,036	58,325
	Barclays plc	14,169,132	56,623
	G4Splc	14,450,000	56,474
	Ultra Electronics
	Holdings plc	2,080,000	55,999
	Unilever plc	1,385,000	55,421
	Inchcape plc	4,900,000	54,441
*	ASOS plc	1,191,500	54,230
	Spectris plc	1,650,000	45,818
	Intertek Group plc	1,170,000	45,423
			3,128,779
United States (5.2%)
*	Amazon.com Inc.	1,071,200	549,408
*	Illumina Inc.	725,346	143,336
	MercadoLibre Inc.	1,215,300	133,744
	ResMed Inc.	765,000	39,734
	Samsonite
	International SA	22,315,000	69,241
^,*	Tesla Motors Inc.	640,268	159,465
			1,094,928
Total Common Stocks
(Cost $18,371,768)			20,594,817
Temporary Cash Investments (2.9%)[1]
Money Market Fund (2.7%)
[4],5	Vanguard Market
	Liquidity Fund,
	0.168%	558,677,677	558,678

17

International Growth Fund

	Face	Market
	Amount	Value•
	($000)	($000)

U.S. Government and Agency Obligations (0.2%)

6,[7]	Federal Home Loan Bank
	Discount Notes,
	0.088%, 9/4/15	3,000	3,000
6	Federal Home Loan Bank
	Discount Notes,
	0.090%–0.091%, 9/11/15	1,800	1,800
6,[7]	Federal Home Loan Bank
	Discount Notes,
	0.090%, 9/18/15	2,400	2,400
6,[8]	Federal Home Loan Bank
	Discount Notes,
	0.095%, 10/7/15	1,000	1,000
6	Federal Home Loan Bank
	Discount Notes,
	0.090%, 10/14/15	400	400
6,[7]	Federal Home Loan Bank
	Discount Notes,
	0.120%, 10/30/15	1,700	1,699
6,[7],[8] Federal Home Loan Bank
	Discount Notes,
	0.105%, 11/2/15	3,000	2,999
6,[7]	Federal Home Loan Bank
	Discount Notes,
	0.180%, 11/17/15	600	600
6,[8]	Federal Home Loan Bank
	Discount Notes,
	0.170%, 11/18/15	1,500	1,499
6,[7]	Federal Home Loan Bank
	Discount Notes,
	0.182%, 11/25/15	10,000	9,996
6	Federal Home Loan Bank
	Discount Notes,
	0.192%, 11/27/15	3,000	2,999
6,[7]	Federal Home Loan Bank
	Discount Notes,
	0.140%, 12/4/15	3,000	2,999
[7],9	Freddie Mac Discount
	Notes, 0.125%, 10/30/15	10,000	9,997
			41,388
Total Temporary Cash Investments
(Cost $600,067)			600,066
Total Investments (101.3%)
(Cost $18,971,835)			21,194,883

Amount
($000)
Other Assets and Liabilities (-1.3%)
Other Assets
Investment in Vanguard	2,033
Receivables for Investment
Securities Sold	43,749
Receivables for Accrued Income	45,129
Receivables for Capital Shares Issued	7,996
Other Assets	3,798
Total Other Assets	102,705
Liabilities
Payables for Investment
Securities Purchased	(101,470)
Collateral for Securities on Loan	(191,524)
Payables to Investment Advisor	(9,897)
Payables for Capital Shares Redeemed	(20,307)
Payables for Distributions	—
Payables to Vanguard	(41,624)
Other Liabilities	(9,193)
Total Liabilities	(374,015)
Net Assets (100%)	20,923,573

At August 31, 2015, net assets consisted of:

Amount
($000)
Paid-in Capital	18,745,806
Undistributed Net Investment Income	218,767
Accumulated Net Realized Losses	(246,255)
Unrealized Appreciation (Depreciation)
Investment Securities	2,223,048
Futures Contracts	(12,200)
Forward Currency Contracts	(3,316)
Foreign Currencies	(2,277)
Net Assets	20,923,573

18

International Growth Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 344,218,375 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,171,524
Net Asset Value Per Share—
Investor Shares	$20.83

Admiral Shares—Net Assets
Applicable to 207,475,931 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,752,049
Net Asset Value Per Share—
Admiral Shares	$66.28

  See Note A in Notes to Financial Statements.
  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $182,754,000.
  Non-income-producing security.
  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 1.6%, respectively, of net assets.
  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate value of these securities was $249,468,000, representing 1.2% of net assets.
  Restricted securities totaling $227,553,000, representing 1.1% of net assets.
  Includes $191,524,000 of collateral received for securities on loan.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
  Securities with a value of $26,992,000 have been segregated as initial margin for open futures contracts.
  Securities with a value of $3,409,000 have been segregated as collateral for open forward currency contracts.
  The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
  ADR—American Depositary Receipt. GDR—Global Depositary Receipt.
  See accompanying Notes, which are an integral part of the Financial Statements.

19

International Growth Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends[1]	386,062
Interest	518
Securities Lending	17,981
Total Income	404,561
Expenses
Investment Advisory Fees—Note B
Basic Fee	32,711
Performance Adjustment	6,444
The Vanguard Group—Note C
Management and Administrative—Investor Shares	20,931
Management and Administrative—Admiral Shares	18,416
Marketing and Distribution—Investor Shares	1,291
Marketing and Distribution—Admiral Shares	1,949
Custodian Fees	3,602
Auditing Fees	45
Shareholders’ Reports—Investor Shares	35
Shareholders’ Reports—Admiral Shares	48
Trustees’ Fees and Expenses	45
Total Expenses	85,517
Net Investment Income	319,044
Realized Net Gain (Loss)
Investment Securities Sold	80,754
Futures Contracts	14,201
Foreign Currencies and Forward Currency Contracts	(36,418)
Realized Net Gain (Loss)	58,537
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,801,383)
Futures Contracts	(13,145)
Foreign Currencies and Forward Currency Contracts	(1,228)
Change in Unrealized Appreciation (Depreciation)	(2,815,756)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,438,175)
1 Dividends are net of foreign withholding taxes of $19,499,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	319,044	484,780
Realized Net Gain (Loss)	58,537	1,319,768
Change in Unrealized Appreciation (Depreciation)	(2,815,756)	1,803,465
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,438,175)	3,608,013
Distributions
Net Investment Income
Investor Shares	(176,911)	(139,508)
Admiral Shares	(320,446)	(202,880)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(497,357)	(342,388)
Capital Share Transactions
Investor Shares	(771,120)	(1,529,987)
Admiral Shares	1,238,862	2,043,639
Net Increase (Decrease) from Capital Share Transactions	467,742	513,652
Total Increase (Decrease)	(2,467,790)	3,779,277
Net Assets
Beginning of Period	23,391,363	19,612,086
End of Period[1]	20,923,573	23,391,363

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $218,767,000 and $407,022,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.79	$20.42	$17.69	$18.27	$16.27
Investment Operations
Net Investment Income	. 308	.471[1]	.336	.361	.351
Net Realized and Unrealized Gain (Loss)
on Investments	(2.774)	3.235	2.741	(.607)	1.954
Total from Investment Operations	(2.466)	3.706	3.077	(. 246)	2.305
Distributions
Dividends from Net Investment Income	(.494)	(. 336)	(. 347)	(.334)	(.305)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.494)	(. 336)	(. 347)	(.334)	(.305)
Net Asset Value, End of Period	$20.83	$23.79	$20.42	$17.69	$18.27

Total Return[2]	-10.46%	18.26%	17.54%	-1.14%	14.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,172	$8,976	$9,056	$9,115	$10,878
Ratio of Total Expenses to Average Net Assets[3]	0.47%	0.47%	0.48%	0.49%	0.47%
Ratio of Net Investment Income to
Average Net Assets	1.34%	2.08%[1]	1.71%	2.04%	1.85%
Portfolio Turnover Rate	29%	21%	31%	30%	43%

1 Net investment income per share and the ratio of net investment income to average net assets include $.080 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.04%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$75.70	$64.98	$56.31	$58.17	$51.81
Investment Operations
Net Investment Income	1.088	1.613[1]	1.157	1.229	1.192
Net Realized and Unrealized Gain (Loss)
on Investments	(8.821)	10.277	8.697	(1.945)	6.209
Total from Investment Operations	(7.733)	11.890	9.854	(.716)	7.401
Distributions
Dividends from Net Investment Income	(1.687)	(1.170)	(1.184)	(1.144)	(1.041)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.687)	(1.170)	(1.184)	(1.144)	(1.041)
Net Asset Value, End of Period	$66.28	$75.70	$64.98	$56.31	$58.17

Total Return[2]	-10.32%	18.42%	17.66%	-1.01%	14.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,752	$14,415	$10,556	$7,523	$6,487
Ratio of Total Expenses to Average Net Assets[3]	0.34%	0.34%	0.35%	0.36%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.47%	2.21%[1]	1.84%	2.17%	1.98%
Portfolio Turnover Rate	29%	21%	31%	30%	43%

1 Net investment income per share and the ratio of net investment income to average net assets include $.255 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.04%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-

24

International Growth Fund

house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-

25

International Growth Fund

parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $6,444,000 (0.03%) based on performance.

26

International Growth Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $2,033,000, representing 0.01% of the fund’s net assets and 0.81% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	1,728,935	69,241	—
Common Stocks—Other	1,346,026	17,258,547	192,068
Temporary Cash Investments	558,678	41,388	—
Futures Contracts—Liabilities[1]	(1,547)	—	—
Forward Currency Contracts—Assets	—	1,280	—
Forward Currency Contracts—Liabilities	—	(4,596)	—
Total	3,632,092	17,365,860	192,068
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $219,499,000 based on Level 2 inputs were transferred from Level 1 during the fiscal year. Additionally, based on values on the date of transfer, securities valued at $153,821,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year.

27

International Growth Fund

E. At August 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,280	1,280
Liabilities	(1,547)	(4,596)	(6,143)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2015, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	14,201	—	14,201
Forward Currency Contracts	—	(30,478)	(30,478)
Realized Net Gain (Loss) on Derivatives	14,201	(30,478)	(16,277)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(13,145)	—	(13,145)
Forward Currency Contracts	—	2,023	2,023
Change in Unrealized Appreciation (Depreciation) on Derivatives	(13,145)	2,023	(11,122)

At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2015	3,402	124,614	(4,958)
Topix Index	September 2015	502	63,524	(3,241)
FTSE 100 Index	September 2015	590	56,415	(3,026)
S&P ASX 200 Index	September 2015	294	26,924	(975)
				(12,200)

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

International Growth Fund

At August 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	9/23/15	EUR	89,813	USD	101,154	(336)
Bank of America, N.A.	9/15/15	JPY	6,985,362	USD	56,975	659
Citibank, N.A.	9/23/15	GBP	31,557	USD	49,505	(1,086)
The Toronto-Dominion Bank	9/22/15	AUD	31,956	USD	24,674	(1,959)
Bank of America, N.A.	9/23/15	EUR	14,407	USD	16,529	(357)
BNP Paribas	9/23/15	GBP	6,440	USD	10,148	(268)
Bank of America, N.A.	9/23/15	EUR	8,642	USD	9,645	55
Morgan Stanley Capital Services LLC	9/23/15	EUR	8,801	USD	9,604	275
Citibank, N.A.	9/15/15	JPY	1,017,720	USD	8,488	(92)
Brown Brothers Harriman & Co.	9/22/15	AUD	8,063	USD	5,802	(70)
BNP Paribas	9/22/15	AUD	7,656	USD	5,777	(334)
Morgan Stanley Capital Services LLC	9/15/15	JPY	563,720	USD	4,538	113
UBS AG	9/23/15	GBP	2,793	USD	4,366	(82)
UBS AG	9/15/15	JPY	397,746	USD	3,249	33
BNP Paribas	9/23/15	USD	7,223	EUR	6,433	1
BNP Paribas	9/15/15	USD	6,271	JPY	757,050	24
BNP Paribas	9/22/15	USD	3,387	AUD	4,750	10
BNP Paribas	9/23/15	USD	3,129	GBP	2,037	4
Brown Brothers Harriman & Co.	9/22/15	USD	2,550	AUD	3,438	106
BNP Paribas	9/15/15	USD	894	JPY	109,842	(12)
						(3,316)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At August 31, 2015, the counterparty had deposited in segregated accounts securities with a value of $1,557,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

29

International Growth Fund

During the year ended August 31, 2015, the fund realized net foreign currency losses of $5,940,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $4,002,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at August 31, 2015, the fund had $260,856,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $63,561,000 to offset taxable capital gains realized during the year ended August 31, 2015. At August 31, 2015, the fund had available capital losses totaling $258,903,000 to offset future net capital gains. Of this amount, $212,308,000 is subject to expiration on August 31, 2018. Capital losses of $46,595,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2015, the cost of investment securities for tax purposes was $18,971,835,000. Net unrealized appreciation of investment securities for tax purposes was $2,223,048,000, consisting of unrealized gains of $4,055,009,000 on securities that had risen in value since their purchase and $1,831,961,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended August 31, 2015, the fund purchased $6,687,162,000 of investment securities and sold $6,314,215,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,067,412	47,577	785,767	34,263
Issued in Lieu of Cash Distributions	172,517	7,892	136,274	6,114
Redeemed	(2,011,049)	(88,589)	(2,452,028)	(106,599)
Net Increase (Decrease)—Investor Shares	(771,120)	(33,120)	(1,529,987)	(66,222)
Admiral Shares
Issued	2,585,487	35,811	2,923,386	39,888
Issued in Lieu of Cash Distributions	298,739	4,300	189,998	2,681
Redeemed	(1,645,364)	(23,053)	(1,069,745)	(14,599)
Net Increase (Decrease)—Admiral Shares	1,238,862	17,058	2,043,639	27,970

30

International Growth Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Aug. 31,		Proceeds			Aug. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Home 24AG	—	66,827	—	—	—	67,499
Vanguard Market Liquidity	632,180	NA1	NA1	486	—	558,678
Total	632,180			486	—	626,177
1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2015

Special 2015 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $354,118,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $322,723,000 and foreign taxes paid of $24,562,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares

Periods Ended August 31, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-10.46%	7.02%	5.29%
Returns After Taxes on Distributions	-10.99	6.65	4.43
Returns After Taxes on Distributions and Sale of Fund Shares	-5.56	5.57	4.29

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$910.80	$2.17
Admiral Shares	1,000.00	911.57	1.54
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.94	$2.29
Admiral Shares	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

35

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

36

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

37

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
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Q810 102015

Annual Report | August 31, 2015

Vanguard FTSE Social Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	3.25%
Institutional Shares	3.34
FTSE4Good US Select Index	3.52
Large-Cap Growth Funds Average	3.53
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$12.74	$12.99	$0.164	$0.000
Institutional Shares	12.75	13.00	0.176	0.000

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended August 31, 2015, Vanguard FTSE Social Index Fund returned more than 3%, in line with its benchmark, the FTSE4Good US Select Index. The fund finished a bit behind the average return of large-capitalization growth funds, but outpaced the return of the broad U.S. stock market.

Your fund invests in large- and mid-capitalization firms that the index provider has identified as meeting strict environmental, social, and governance standards. These standards give the fund a much different profile from that of the overall stock market. For example, the fund has greater exposure to financial and health care stocks than the broad market, and smaller allocations to the oil and gas and industrial sectors.

During the most recent fiscal year, these sector biases worked in the fund’s favor. It’s important to keep in mind, however, that this won’t always be the case—in other market environments, the fund’s differences may hinder its performance relative to the broad market.

If you hold shares of the fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

August’s moody markets led to flat 12-month returns
U.S. stocks generally moved in opposite directions over the two halves of the fiscal year ended August 31. Ultimately, the ride ended about where it started, with the

2

market returning less than 1%. The broad stock market’s first-half advance of about 6% was followed by a second-half retreat of about –5%.

Much of the decline came in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong U.S. dollar, perceived high valuations, and speculation over when the Federal Reserve might raise short-term interest rates also weighed on the market at times.

For U.S. investors, international stocks returned about –12%, a result that would have been better if not for the dollar’s strength against many foreign currencies.

China’s troubles buffeted emerging markets, which produced lower returns than the developed markets of Europe and the Pacific region.

Bonds notched muted results as Fed weighed rate-hike timing

The broad U.S. taxable bond market returned 1.56%. Bond prices, which generally fell slightly, received periodic support from global investors looking for higher yields than those available in many other developed markets, as well as from investors seeking shelter from stock market volatility. The yield of the 10-year Treasury note ended August at 2.18%, down from 2.34% a year earlier.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

3

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. International bonds returned about 3% without this currency effect.

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain money market fund and savings account returns.

A socially conscious approach bested broad market investing

The FTSE Social Index Fund is passively managed; its portfolio of more than 400 stocks is the end result of a screening process carried out by its benchmark index provider. Companies whose business involves tobacco, alcohol, gambling, weapons, adult entertainment, and nuclear power, for example, are not included in the index, and thus are not among the fund’s holdings. Neither are those deemed by the index provider to have fallen short in their record on the environment, human rights, or labor practices.

As I mentioned, because of these standards, the fund typically has greater exposure to health care and financial stocks, which added to performance over the most recent fiscal period. Health care was the market’s top performer, posting double-digit results. The trends favoring this industry are familiar ones: The aging population requires more health care in all forms, health care is more accessible across

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.27%	0.16%	1.21%

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the fund’s expense ratios were 0.25% for Investor Shares and 0.15% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Large-Cap Growth Funds.

4

the globe, and the Affordable Care Act has provided insurance coverage for more people in the United States.

Pharmaceutical and biotechnology companies produced the bulk of the sector’s returns, benefiting from both merger-and-acquisition activity and promising developments in the industry’s pipeline. Health care services and medical equipment companies also performed strongly.

The financial sector—the index’s largest, at more than 24% of holdings—contributed to performance as well, albeit with more muted returns. While the sector has benefited from the long bull market, it has also been restrained by the toughened regulatory environment and exceptionally low interest rates.

Consumer services, which accounts for a much smaller portion of the index, was another top contributor. The sector posted strong results for the period amid increased consumer confidence and continued growth in the housing market. Stocks of home improvement companies and specialty retailers did particularly well. The fund’s holdings in the consumer goods sector also added to results.

The fund’s exposure to oil and gas stocks, although smaller than the broad market’s, weighed most on returns. The sector,

Total Returns
Ten Years Ended August 31, 2015
Average
Annual Return
FTSE Social Index Fund Investor Shares	6.38%
Spliced Social Index	6.61
Large-Cap Growth Funds Average	6.98

For a benchmark description, see the Glossary.

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

which accounted for about 3% of the index’s holdings on average over the period, was hit hard by the plummeting price of oil. Stocks of technology, basic materials, and industrial companies also hindered results.

A long record of success in tracking the benchmark

For the ten years ended August 31, 2015, Vanguard FTSE Social Index Fund’s Investor Shares produced an average annual return of 6.38%. The fund closely tracked its benchmark during that period, as it has since its inception in 2000.

The fund’s success in tracking its index is a tribute to Vanguard Equity Index Group, the fund’s advisor. The group has kept the fund on target with sophisticated portfolio management techniques refined over the decades. Low expenses—which allow you to keep more of the fund’s return—have helped the group’s efforts.

The fund slightly lagged the 6.98% average annual return of its large-cap growth peers—a shortfall that can be explained largely by the allocation tilts in its socially conscious approach to investing. Because of the fund’s heavy exposure to the financial

An indexing benefit that’s worth keeping in mind

As a Vanguard investor, you’re probably familiar with the cost and diversification benefits that index funds typically offer. But there’s a lesser-known—yet important—advantage to indexing as well: relative predictability.

Simply put, index funds help you capture the market’s return more predictably than actively managed funds.

By definition, an index fund is built and managed to track the return of its designated broad market or market segment. Some do so more closely than others. But what’s key is that you know what to expect: whatever the market returns—good or bad—minus the fund’s costs. Active managers, in contrast, seek to beat the market—and do so with varying degrees of success at different times.

The relative predictability of indexing can help you stay on course with your investment goals, by reducing the likelihood of particular surprises—such as being out of step with market performance. The confidence of knowing that you’ll earn a market-like return can reduce the temptation to trade based on emotions.

We recognize that some investors want the opportunity to outperform the market. That’s why Vanguard also offers low-cost active funds managed by carefully selected, world-class advisors, so you can choose an investment strategy that aligns with both your goals and your risk appetite.

6

sector, for example, it took a more severe hit during the financial crisis than did many of its large-cap growth peers, which tend to have less exposure to those stocks. In other periods, of course, these sector biases may prove an advantage.

When the markets are volatile, maintaining perspective is key Volatility returned to the stock market with a vengeance in the final weeks of August. Stocks were unsettled as investors became more worried that a slowdown in China’s economic growth could affect markets across the globe.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. And inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react—or don’t react—when the markets turn turbulent. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be key as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 11, 2015

7

FTSE Social Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	Investor	Institutional
	Shares		Shares
Ticker Symbol	VFTSX		VFTNX
Expense Ratio[1]	0.27%		0.16%
30-Day SEC Yield	1.64%		1.83%

Portfolio Characteristics
			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Number of Stocks	404	410	3,828
Median Market Cap	$68.9B	$68.9B	$47.2B
Price/Earnings Ratio	20.1x	20.2x	20.8x
Price/Book Ratio	2.6x	2.6x	2.6x
Return on Equity	18.6%	18.6%	17.1%
Earnings Growth
Rate	10.6%	10.5%	10.2%
Dividend Yield	2.0%	2.0%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	20%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Basic Materials	1.9%	1.9%	2.4%
Consumer Goods	10.6	10.6	10.0
Consumer Services	11.7	11.7	14.2
Financials	24.6	24.6	19.4
Health Care	20.4	20.4	14.2
Industrials	6.1	6.1	12.3
Oil & Gas	2.6	2.6	6.6
Technology	21.0	21.0	15.7
Telecommunications	0.2	0.2	2.2
Utilities	0.9	0.9	3.0

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer Hardware	5.5%
Google Inc.	Internet	3.1
Microsoft Corp.	Software	2.7
Wells Fargo & Co.	Banks	2.3
Johnson & Johnson	Pharmaceuticals	2.2
JPMorgan Chase & Co.	Banks	2.0
Pfizer Inc.	Pharmaceuticals	1.7
Procter & Gamble Co.	Nondurable
	Household Products	1.6
Bank of America Corp.	Banks	1.5
Walt Disney Co.	Broadcasting &
	Entertainment	1.5
Top Ten		24.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the 8 fiscal year ended August 31, 2015, the expense ratios were 0.25% for Investor Shares and 0.15% for Institutional Shares.

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2005, Through August 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	FTSE Social Index Fund*Investor
	Shares	3.25%	17.14%	6.38%	$18,563
••••••••	Spliced Social Index	3.52	17.45	6.61	18,963

– – – –	Dow Large-Cap Jones Growth U.S. Total Funds Stock Average Market	3.53	15.68	6.98	19,642
	Float Adjusted Index	0.29	16.01	7.46	20,543
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $5,000,000
		Year	Years	Years	Investment
FTSE Social Index Fund Institutional Shares		3.34%	17.29%	6.51%	$9,397,389
Spliced Social Index		3.52	17.45	6.61	9,481,363
Dow Jones U.S. Total Stock Market Float
Adjusted Index		0.29	16.01	7.46	10,271,315

FTSE Social Index Fund

Fiscal-Year Total Returns (%): August 31, 2005, Through August 31, 2015

FTSE Social Index Fund Investor Shares

Spliced Social Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	10.65%	18.03%	7.18%
Institutional Shares	1/14/2003	10.74	18.19	7.31

FTSE Social Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)
Basic Materials (1.9%)
Praxair Inc.	45,023	4,761
Air Products &
Chemicals Inc.	33,468	4,670
Ecolab Inc.	41,817	4,564
PPG Industries Inc.	43,753	4,169
Sigma-Aldrich Corp.	16,507	2,301
Mosaic Co.	55,356	2,260
Nucor Corp.	49,527	2,144
Alcoa Inc.	215,247	2,034
International Flavors &
Fragrances Inc.	12,683	1,390
Newmont Mining Corp.	80,915	1,381
Ashland Inc.	10,830	1,137
FMC Corp.	22,865	968
Airgas Inc.	8,798	849
Avery Dennison Corp.	13,797	801
Westlake Chemical Corp.	7,647	422
United States Steel Corp.	25,308	415
		34,266
Consumer Goods (10.6%)
Procter & Gamble Co.	424,547	30,003
PepsiCo Inc.	230,529	21,423
Mondelez International Inc.
Class A	253,279	10,729
NIKE Inc. Class B	86,039	9,615
Colgate-Palmolive Co.	141,818	8,908
Ford Motor Co.	609,097	8,448
General Motors Co.	229,399	6,754
Kraft Heinz Co.	91,514	6,649
Kimberly-Clark Corp.	56,901	6,062
General Mills Inc.	91,275	5,181
Johnson Controls Inc.	103,372	4,253
VF Corp.	51,973	3,764
Delphi Automotive plc	45,011	3,399
* Electronic Arts Inc.	45,909	3,037
Estee Lauder Cos. Inc.
Class A	35,644	2,843

			Market
			Value•
		Shares	($000)
	ConAgra Foods Inc.	66,596	2,776
	Mead Johnson Nutrition Co.	31,526	2,470
	Stanley Black & Decker Inc.	24,195	2,456
	Kellogg Co.	37,000	2,452
	Dr Pepper Snapple
	Group Inc.	29,984	2,301
	Hershey Co.	24,778	2,218
	Clorox Co.	19,539	2,172
	Whirlpool Corp.	12,336	2,074
	Tyson Foods Inc. Class A	48,374	2,045
	Genuine Parts Co.	23,411	1,955
	JM Smucker Co.	16,285	1,917
	Coca-Cola Enterprises Inc.	37,027	1,907
	Hanesbrands Inc.	62,744	1,889
*	Mohawk Industries Inc.	9,311	1,834
	Harley-Davidson Inc.	32,511	1,822
	Newell Rubbermaid Inc.	41,399	1,744
	Church & Dwight Co. Inc.	19,612	1,692
	Bunge Ltd.	22,985	1,665
	BorgWarner Inc.	37,422	1,633
	DR Horton Inc.	52,285	1,588
	PVH Corp.	12,497	1,487
	Autoliv Inc.	13,739	1,403
	McCormick & Co. Inc.	17,586	1,394
	Lennar Corp. Class A	27,014	1,375
*	Michael Kors Holdings Ltd.	31,087	1,351
	Coach Inc.	43,606	1,319
	Mattel Inc.	55,454	1,299
	Campbell Soup Co.	26,957	1,294
	Hormel Foods Corp.	20,927	1,279
	Polaris Industries Inc.	9,513	1,235
	Harman International
	Industries Inc.	11,560	1,130
	Keurig Green Mountain Inc.	19,310	1,093
	Ralph Lauren Corp. Class A	9,824	1,092
*	lululemon athletica Inc.	15,896	1,018
	PulteGroup Inc.	46,792	968
*	Edgewell Personal Care Co.	10,709	943
	Leggett & Platt Inc.	20,745	922
*	Toll Brothers Inc.	24,922	921

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Herbalife Ltd.	14,341	826
*	Fossil Group Inc.	7,217	444
	Energizer Holdings Inc.	9,609	401
			194,872
Consumer Services (11.7%)
	Walt Disney Co.	263,816	26,878
	Home Depot Inc.	200,657	23,369
	CVS Health Corp.	175,313	17,952
	McDonald’s Corp.	148,595	14,119
	Starbucks Corp.	223,591	12,233
*	Priceline Group Inc.	8,148	10,174
	Lowe’s Cos. Inc.	144,894	10,022
	Time Warner Inc.	129,182	9,185
	Target Corp.	99,468	7,730
	TJX Cos. Inc.	106,031	7,456
	McKesson Corp.	36,101	7,133
	Cardinal Health Inc.	51,418	4,230
*	O’Reilly Automotive Inc.	15,248	3,661
*	AutoZone Inc.	5,000	3,580
*	Chipotle Mexican Grill Inc.
	Class A	4,846	3,441
	AmerisourceBergen Corp.
	Class A	33,790	3,380
	Dollar General Corp.	44,092	3,284
	Ross Stores Inc.	64,997	3,160
	Macy’s Inc.	53,916	3,160
	L Brands Inc.	34,084	2,860
*	Dollar Tree Inc.	34,361	2,620
	Omnicom Group Inc.	37,791	2,531
*	Nielsen Holdings plc	55,577	2,514
	Viacom Inc. Class B	55,069	2,245
*	CarMax Inc.	33,315	2,032
	Expedia Inc.	15,714	1,807
	Signet Jewelers Ltd.	12,616	1,741
*	Bed Bath & Beyond Inc.	26,699	1,658
	Best Buy Co. Inc.	43,964	1,615
	Foot Locker Inc.	21,875	1,549
	Kohl’s Corp.	29,882	1,525
	H&R Block Inc.	42,884	1,459
	Staples Inc.	102,653	1,459
	Tractor Supply Co.	16,092	1,373
*	Hertz Global Holdings Inc.	73,439	1,353
	Darden Restaurants Inc.	19,269	1,310
	Gap Inc.	39,003	1,280
*	IHS Inc. Class A	10,652	1,236
	Interpublic Group of
	Cos. Inc.	64,292	1,214
*	Discovery
	Communications Inc.	41,173	1,044
*	TEGNA Inc.	37,136	883
*	AutoNation Inc.	11,914	713
*	Discovery Communications
	Inc. Class A	26,007	692
	Scripps Networks
	Interactive Inc. Class A	11,957	635

			Market
			Value•
		Shares	($000)
	Dun & Bradstreet Corp.	5,614	595
*	Urban Outfitters Inc.	15,432	476
*	Gannett Co. Inc.	19,518	256
			214,822
Financials (24.6%)
	Wells Fargo & Co.	800,575	42,695
	JPMorgan Chase & Co.	579,508	37,146
	Bank of America Corp.	1,656,544	27,068
	Citigroup Inc.	476,449	25,481
	Visa Inc. Class A	306,860	21,879
	MasterCard Inc. Class A	155,185	14,334
	American International
	Group Inc.	202,536	12,221
	Goldman Sachs Group Inc.	64,425	12,151
	US Bancorp	273,552	11,585
	American Express Co.	137,343	10,537
	Morgan Stanley	223,026	7,683
	PNC Financial Services
	Group Inc.	80,894	7,371
	MetLife Inc.	143,204	7,175
	Bank of New York
	Mellon Corp.	175,081	6,968
	American Tower
	Corporation	65,990	6,084
	Capital One Financial Corp.	76,870	5,977
	Prudential Financial Inc.	71,869	5,800
	BlackRock Inc.	19,082	5,772
	Charles Schwab Corp.	174,048	5,288
	ACE Ltd.	51,051	5,215
	Travelers Cos. Inc.	50,197	4,997
	CME Group Inc.	49,493	4,674
	State Street Corp.	64,685	4,652
	Public Storage	21,948	4,417
	BB&T Corp.	119,406	4,408
	Chubb Corp.	35,662	4,308
	Marsh & McLennan
	Cos. Inc.	80,036	4,300
	McGraw Hill Financial Inc.	42,421	4,114
	Aon plc	43,090	4,026
	Equity Residential	55,606	3,962
	Intercontinental
	Exchange Inc.	17,196	3,928
	Aflac Inc.	65,133	3,817
	Allstate Corp.	63,816	3,719
	Discover Financial Services	69,191	3,718
	Health Care REIT Inc.	54,834	3,474
	SunTrust Banks Inc.	80,514	3,250
	AvalonBay
	Communities Inc.	19,636	3,241
	Ameriprise Financial Inc.	28,311	3,190
	Prologis Inc.	81,899	3,112
	Moody’s Corp.	30,010	3,070
	Hartford Financial
	Services Group Inc.	65,515	3,010
	Ventas Inc.	51,745	2,847

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Boston Properties Inc.	23,924	2,713
	T. Rowe Price Group Inc.	37,596	2,702
	HCP Inc.	72,335	2,681
	Franklin Resources Inc.	63,883	2,592
	Fifth Third Bancorp	126,494	2,520
	Northern Trust Corp.	36,036	2,517
	Progressive Corp.	82,897	2,484
	Equinix Inc.	8,800	2,374
	Invesco Ltd.	68,656	2,342
	Principal Financial Group Inc.	46,085	2,320
	Weyerhaeuser Co.	80,998	2,263
	M&T Bank Corp.	18,124	2,143
	Lincoln National Corp.	40,762	2,070
	Regions Financial Corp.	215,035	2,062
	General Growth
	Properties Inc.	78,591	1,995
	Macerich Co.	24,608	1,875
	KeyCorp	134,202	1,844
	Loews Corp.	49,190	1,793
	XL Group plc Class A	47,896	1,786
	Equifax Inc.	18,034	1,766
*	Ally Financial Inc.	77,690	1,698
*	Markel Corp.	2,006	1,652
	Realty Income Corp.	36,254	1,620
	Voya Financial Inc.	37,272	1,606
	Annaly Capital
	Management Inc.	156,336	1,573
	Western Union Co.	80,729	1,489
	Kimco Realty Corp.	64,206	1,480
*	CBRE Group Inc. Class A	44,240	1,417
	CIT Group Inc.	32,600	1,416
	Huntington Bancshares Inc.	125,900	1,374
	Digital Realty Trust Inc.	21,162	1,340
	Unum Group	39,506	1,325
	Comerica Inc.	28,459	1,252
*	Alleghany Corp.	2,518	1,183
	Cincinnati Financial Corp.	22,158	1,160
	American Capital
	Agency Corp.	57,752	1,105
	TD Ameritrade Holding Corp.	32,990	1,104
	Arthur J Gallagher & Co.	25,214	1,102
	Torchmark Corp.	18,726	1,095
	Willis Group Holdings plc	25,371	1,093
*	Arch Capital Group Ltd.	15,674	1,070
	Plum Creek Timber Co. Inc.	26,253	1,010
	PartnerRe Ltd.	7,166	992
	Duke Realty Corp.	53,792	971
	Zions Bancorporation	33,064	959
	Regency Centers Corp.	14,653	869
	WR Berkley Corp.	15,811	858
*	Liberty Ventures Class A	21,019	835
	Axis Capital Holdings Ltd.	14,854	832
	Iron Mountain Inc.	28,632	811
	Navient Corp.	62,435	799
	Assurant Inc.	10,626	790

			Market
			Value•
		Shares	($000)
	People’s United
	Financial Inc.	48,613	754
	Legg Mason Inc.	16,690	740
	Liberty Property Trust	23,258	715
	RenaissanceRe
	Holdings Ltd.	6,781	691
	Commerce Bancshares Inc.	13,635	611
*	Synchrony Financial	18,519	610
*	SLM Corp.	66,323	562
	Weingarten Realty Investors	17,299	547
	Rayonier Inc.	19,555	450

*	Genworth Financial Inc.

	Class A	82,819	429
*	Care Capital Properties Inc.	12,886	410
	Communications Sales &
	Leasing Inc.	20,216	406
			452,311
Health Care (20.3%)
	Johnson & Johnson	427,673	40,193
	Pfizer Inc.	953,526	30,723
	Merck & Co. Inc.	444,761	23,950
*	Allergan plc	60,913	18,502
	Amgen Inc.	117,942	17,901
	UnitedHealth Group Inc.	149,263	17,270
	AbbVie Inc.	268,092	16,732
	Medtronic plc	218,900	15,824
	Bristol-Myers Squibb Co.	256,937	15,280
*	Celgene Corp.	124,689	14,723
	Eli Lilly & Co.	155,080	12,771
*	Biogen Inc.	36,803	10,942
	Abbott Laboratories	233,661	10,582
*	Express Scripts
	Holding Co.	105,218	8,796
	Thermo Fisher
	Scientific Inc.	61,747	7,741
*	Regeneron
	Pharmaceuticals Inc.	12,314	6,323
	Aetna Inc.	54,978	6,296
*	Alexion Pharmaceuticals Inc.	34,979	6,023
	Anthem Inc.	41,259	5,820
	Cigna Corp.	40,085	5,644
*	Vertex Pharmaceuticals Inc.	38,020	4,848
	Becton Dickinson and Co.	31,660	4,465
*	HCA Holdings Inc.	49,818	4,315
	Stryker Corp.	43,441	4,285
	Humana Inc.	23,391	4,276
	Perrigo Co. plc	21,234	3,885
*	Boston Scientific Corp.	209,577	3,508
	Zoetis Inc.	78,066	3,503
	Baxter International Inc.	85,507	3,288
*	Mylan NV	64,247	3,186
*	BioMarin
	Pharmaceutical Inc.	24,378	3,151
	St. Jude Medical Inc.	43,963	3,113
	Baxalta Inc.	84,707	2,977

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Intuitive Surgical Inc.	5,720	2,923
	Zimmer Biomet
	Holdings Inc.	27,567	2,855
*	Incyte Corp.	21,924	2,547
*	DaVita HealthCare
	Partners Inc.	32,706	2,474
*	Endo International plc	32,110	2,472
*	Edwards Lifesciences Corp.	16,548	2,331
	CR Bard Inc.	11,353	2,200
*	Hospira Inc.	24,046	2,163
	Universal Health
	Services Inc. Class B	14,394	1,974
*	Laboratory Corp. of
	America Holdings	15,687	1,848
*	Henry Schein Inc.	12,613	1,726
	Quest Diagnostics Inc.	22,401	1,519
*	Jazz Pharmaceuticals plc	8,775	1,481
*	Waters Corp.	11,507	1,397
*	Varian Medical Systems Inc.	15,641	1,271
	DENTSPLY International Inc.	21,833	1,144
	Patterson Cos. Inc.	13,192	605
			373,766
Industrials (6.1%)
	Union Pacific Corp.	137,007	11,747
	Danaher Corp.	88,963	7,742
	FedEx Corp.	41,356	6,229
	Automatic Data
	Processing Inc.	73,304	5,668
	Illinois Tool Works Inc.	51,716	4,371
	CSX Corp.	154,747	4,237
	Eaton Corp. plc	73,451	4,191
	Deere & Co.	49,325	4,034
	Norfolk Southern Corp.	47,620	3,710
	Waste Management Inc.	70,946	3,552
	Cummins Inc.	28,314	3,447
	PACCAR Inc.	55,190	3,255
*	Fiserv Inc.	37,002	3,155
	Sherwin-Williams Co.	11,933	3,053
	WestRock Co.	40,548	2,406
	Rockwell Automation Inc.	21,196	2,370
	Ingersoll-Rand plc	41,428	2,291
	AMETEK Inc.	37,635	2,025
	WW Grainger Inc.	8,967	2,004
	Vulcan Materials Co.	20,731	1,941
	Agilent Technologies Inc.	53,320	1,936
	Xerox Corp.	177,494	1,805
	Sealed Air Corp.	32,069	1,650
	Fastenal Co.	42,415	1,635
	Kansas City Southern	17,127	1,588
	Pentair plc	28,636	1,583
	CH Robinson Worldwide Inc.	22,854	1,541
	Expeditors International of
	Washington Inc.	28,967	1,418
	Towers Watson & Co.
	Class A	10,858	1,289

			Market
			Value•
		Shares	($000)
	Fortune Brands
	Home & Security Inc.	24,820	1,188
	ManpowerGroup Inc.	12,229	1,063
	Robert Half
	International Inc.	19,962	1,019
	JB Hunt Transport
	Services Inc.	13,875	1,010
	Broadridge Financial
	Solutions Inc.	18,951	1,000
*	United Rentals Inc.	14,202	985
*	Flextronics
	International Ltd.	89,344	939
	ADT Corp.	28,529	935
	Xylem Inc.	28,416	922
	Avnet Inc.	21,149	897
*	Arrow Electronics Inc.	15,446	864
	Allegion plc	14,457	862
*	Keysight Technologies Inc.	26,222	840
*	Trimble Navigation Ltd.	40,714	769
	Ryder System Inc.	8,362	685
	Bemis Co. Inc.	15,176	644
	MDU Resources Group Inc.	31,896	571
	Jabil Circuit Inc.	29,111	563
*	Owens-Illinois Inc.	26,826	559
			112,188
Oil & Gas (2.6%)
	Kinder Morgan Inc.	294,093	9,532
	Occidental Petroleum Corp.	125,782	9,183
	Anadarko Petroleum Corp.	82,749	5,923
	Williams Cos. Inc.	118,423	5,708
	Spectra Energy Corp.	115,934	3,370
	Devon Energy Corp.	77,053	3,287
	EQT Corp.	25,441	1,980
	Helmerich & Payne Inc.	24,695	1,457
*	FMC Technologies Inc.	41,604	1,447
	Columbia Pipeline
	Group Inc.	53,809	1,365
*	Southwestern Energy Co.	70,809	1,150
	Range Resources Corp.	29,571	1,142
*	Newfield Exploration Co.	30,620	1,020
	Core Laboratories NV	8,315	962
	QEP Resources Inc.	42,465	596
			48,122
Technology (21.0%)
	Apple Inc.	887,790	100,107
	Microsoft Corp.	1,120,671	48,772
*	Google Inc. Class A	44,325	28,715
*	Google Inc. Class C	45,036	27,844
	Intel Corp.	737,361	21,044
	Cisco Systems Inc.	789,676	20,437
	Oracle Corp.	523,389	19,413
	QUALCOMM Inc.	244,834	13,853
	Texas Instruments Inc.	161,401	7,721
	EMC Corp.	304,450	7,572
*	salesforce.com inc	92,828	6,439

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Adobe Systems Inc.	77,591	6,096
*	Cognizant Technology
	Solutions Corp. Class A	94,933	5,975
	Avago Technologies Ltd.
	Class A	39,686	4,999
	Broadcom Corp. Class A	85,164	4,400
	Intuit Inc.	40,180	3,445
	Corning Inc.	199,010	3,425
	Applied Materials Inc.	191,897	3,087
*	NXP Semiconductors NV	35,602	3,014
	Western Digital Corp.	34,740	2,847
*	Cerner Corp.	45,915	2,836
*	Micron Technology Inc.	170,876	2,804
	Seagate Technology plc	48,265	2,481
	Altera Corp.	46,324	2,249
	Symantec Corp.	107,964	2,212
*	Red Hat Inc.	28,210	2,037
*	Akamai Technologies Inc.	26,583	1,896
	NVIDIA Corp.	81,349	1,829
	SanDisk Corp.	33,119	1,807
	Lam Research Corp.	24,824	1,806
*	Citrix Systems Inc.	25,157	1,713
*	Check Point Software
	Technologies Ltd.	21,542	1,680
*	Autodesk Inc.	35,477	1,659
	Xilinx Inc.	39,585	1,658
	Juniper Networks Inc.	61,717	1,587
*	Mobileye NV	27,467	1,554
	Maxim Integrated
	Products Inc.	44,425	1,496
	CA Inc.	51,757	1,412
*	F5 Networks Inc.	11,254	1,366
	KLA-Tencor Corp.	25,060	1,256
*	VeriSign Inc.	17,977	1,239
	CDK Global Inc.	24,997	1,238
*	Workday Inc. Class A	17,086	1,200
*	Synopsys Inc.	22,614	1,061
*	VMware Inc. Class A	11,304	895
*	Teradata Corp.	23,128	676
*	ServiceNow Inc.	7,597	539
	DST Systems Inc.	5,129	525
*	Yandex NV Class A	38,252	467
*	Cree Inc.	16,743	456
			384,839
Telecommunications (0.2%)
*	T-Mobile US Inc.	44,794	1,774
	Frontier
	Communications Corp.	185,551	941
	Windstream Holdings Inc.	19,147	138
*	Sprint Corp.	16,710	84
			2,937

		Market
		Value•
	Shares	($000)
Utilities (0.9%)
Consolidated Edison Inc.	44,732	2,814
WEC Energy Group Inc.	48,989	2,334
Eversource Energy	49,338	2,331
American Water
Works Co. Inc.	27,973	1,453
CMS Energy Corp.	43,126	1,414
ONEOK Inc.	38,689	1,393
CenterPoint Energy Inc.	66,504	1,238
Alliant Energy Corp.	17,615	998
Pepco Holdings Inc.	39,282	903
NiSource Inc.	51,009	856
TECO Energy Inc.	36,238	764
Questar Corp.	27,433	530
		17,028
Total Common Stocks
(Cost $1,533,327)		1,835,151
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 0.168%
(Cost $1,889)	1,888,779	1,889
Total Investments (100.0%)
(Cost $1,535,216)		1,837,040

		Amount
		($000)
Other Assets and Liabilities (0.00%)
Other Assets
Investment in Vanguard		173
Receivables for Investment
Securities Sold		9,450
Receivables for Accrued Income		3,322
Receivables for Capital Shares Issued		5,043
Other Assets		10
Total Other Assets		17,998
Liabilities
Payables for Investment
Securities Purchased		(3,522)
Payables for Capital Shares Redeemed		(13,701)
Payables to Vanguard		(1,055)
Total Liabilities		(18,278)
Net Assets (100%)		1,836,760

FTSE Social Index Fund

At August 31, 2015, net assets consisted of:
Amount
($000)

Paid-in Capital	1,525,239
Undistributed Net Investment Income	17,041
Accumulated Net Realized Losses	(7,344)
Unrealized Appreciation (Depreciation)	301,824
Net Assets	1,836,760

Investor Shares—Net Assets
Applicable to 87,050,596 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,130,749
Net Asset Value Per Share—
Investor Shares	$12.99

Institutional Shares—Net Assets
Applicable to 54,287,908 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	706,011
Net Asset Value Per Share—
Institutional Shares	$13.00

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  REIT—Real Estate Investment Trust.
  See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	30,453
Interest[1]	8
Securities Lending	13
Total Income	30,474
Expenses
The Vanguard Group—Note B
Investment Advisory Services	278
Management and Administrative—Investor Shares	2,054
Management and Administrative—Institutional Shares	623
Marketing and Distribution—Investor Shares	211
Marketing and Distribution—Institutional Shares	82
Custodian Fees	126
Auditing Fees	32
Shareholders’ Reports—Investor Shares	13
Shareholders’ Reports—Institutional Shares	18
Trustees’ Fees and Expenses	1
Total Expenses	3,438
Net Investment Income	27,036
Realized Net Gain (Loss) on Investment Securities Sold	35,673
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(31,310)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,399
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,036	15,983
Realized Net Gain (Loss)	35,673	34,417
Change in Unrealized Appreciation (Depreciation)	(31,310)	177,518
Net Increase (Decrease) in Net Assets Resulting from Operations	31,399	227,918
Distributions
Net Investment Income
Investor Shares	(12,803)	(8,211)
Institutional Shares	(7,027)	(4,672)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(19,830)	(12,883)
Capital Share Transactions
Investor Shares	319,681	103,700
Institutional Shares	276,754	80,439
Net Increase (Decrease) from Capital Share Transactions	596,435	184,139
Total Increase (Decrease)	608,004	399,174
Net Assets
Beginning of Period	1,228,756	829,582
End of Period[1]	1,836,760	1,228,756

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,041,000 and $9,835,000.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.74	$10.28	$8.30	$7.31	$6.27
Investment Operations
Net Investment Income	.183	.167	.153	.117	.084
Net Realized and Unrealized Gain (Loss)
on Investments	. 231	2.442	1.969	.962	1.016
Total from Investment Operations	.414	2.609	2.122	1.079	1.100
Distributions
Dividends from Net Investment Income	(.164)	(.149)	(.142)	(. 089)	(.060)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.164)	(.149)	(.142)	(. 089)	(.060)
Net Asset Value, End of Period	$12.99	$12.74	$10.28	$8.30	$7.31

Total Return[1]	3.25%	25.58%	25.90%	14.94%	17.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,131	$800	$553	$379	$344
Ratio of Total Expenses to Average Net Assets	0.25%	0.27%	0.28%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.51%	1.63%	1.50%	1.10%
Portfolio Turnover Rate	20%	14%	29%	45%	11%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.75	$10.29	$8.31	$7.32	$6.27
Investment Operations
Net Investment Income	.193	.180	.163	.128	.095
Net Realized and Unrealized Gain (Loss)
on Investments	. 233	2.440	1.971	.960	1.025
Total from Investment Operations	.426	2.620	2.134	1.088	1.120
Distributions
Dividends from Net Investment Income	(.176)	(.160)	(.154)	(.098)	(.070)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.176)	(.160)	(.154)	(.098)	(.070)
Net Asset Value, End of Period	$13.00	$12.75	$10.29	$8.31	$7.32

Total Return	3.34%	25.68%	26.05%	15.06%	17.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$706	$429	$276	$202	$155
Ratio of Total Expenses to Average Net Assets	0.15%	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.73%	1.62%	1.75%	1.63%	1.23%
Portfolio Turnover Rate	20%	14%	29%	45%	11%

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of

FTSE Social Index Fund

trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $173,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

FTSE Social Index Fund

During the year ended August 31, 2015, the fund realized $39,368,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $17,972,000 of ordinary income available for distribution. At August 31, 2015, the fund had available capital losses totaling $4,080,000 to offset future net capital gains. Of this amount, $394,000 is subject to expiration on August 31, 2019. Capital losses of $3,686,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2015, the cost of investment securities for tax purposes was $1,538,459,000. Net unrealized appreciation of investment securities for tax purposes was $298,581,000, consisting of unrealized gains of $345,462,000 on securities that had risen in value since their purchase and $46,881,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $1,013,875,000 of investment securities and sold $409,608,000 of investment securities, other than temporary cash investments. Purchases and sales include $73,235,000 and $93,189,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	588,757	44,361	300,900	26,084
Issued in Lieu of Cash Distributions	11,902	917	7,650	685
Redeemed	(280,978)	(21,014)	(204,850)	(17,767)
Net Increase (Decrease)—Investor Shares	319,681	24,264	103,700	9,002
Institutional Shares
Issued	324,758	24,282	136,554	11,664
Issued in Lieu of Cash Distributions	7,027	541	4,672	418
Redeemed	(55,031)	(4,181)	(60,787)	(5,293)
Net Increase (Decrease) —Institutional Shares	276,754	20,642	80,439	6,789

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard FTSE Social Index Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2015

Special 2015 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $19,830,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 99% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Fund Investor Shares

Periods Ended August 31, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	3.25%	17.14%	6.38%
Returns After Taxes on Distributions	2.94	16.87	6.14
Returns After Taxes on Distributions and Sale of Fund Shares	2.09	13.91	5.14

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$952.35	$1.13
Institutional Shares	1,000.00	952.38	0.69
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.05	$1.17
Institutional Shares	1,000.00	1,024.50	0.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.14% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Social Index: Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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information purposes only. No responsibility or liability
the fund’s current prospectus.	can be accepted by the London Stock Exchange Group
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Thomson Reuters Company, or Morningstar, Inc., unless	loss from use of this publication. Neither the London
otherwise noted.	Stock Exchange Group companies nor any of its
licensors make any claim, prediction, warranty or
You can obtain a free copy of Vanguard’s proxy voting	representation whatsoever, expressly or impliedly,
guidelines by visiting vanguard.com/proxyreporting or by	either as to the results to be obtained from the use of
calling Vanguard at 800-662-2739. The guidelines are	the FTSE4Good US Select Index or the fitness or
also available from the SEC’s website, sec.gov. In	suitability of the FTSE4Good US Select Index for any
addition, you may obtain a free report on how your fund	particular purpose to which it might be put.
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either	The Industry Classification Benchmark ("ICB") is owned
vanguard.com/proxyreporting or sec.gov.	by FTSE. FTSE does not accept any liability to any
person for any loss or damage arising out of any error
You can review and copy information about your fund at	or omission in the ICB.
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102015

Annual Report | August 31, 2015

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard Utilities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	6
Consumer Staples Index Fund	17
Energy Index Fund	27
Financials Index Fund	37
Health Care Index Fund	50
Industrials Index Fund	61
Information Technology Index Fund	72
Materials Index Fund	83
Telecommunication Services Index Fund	93
Utilities Index Fund	104
Your Fund’s After-Tax Returns	115
About Your Fund’s Expenses	117
Trustees Approve Advisory Arrangements	119
Glossary	120

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails.

At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015

ETF Shares[1] and Admiral™ Shares[2]

Total
Returns
Vanguard Consumer Discretionary ETF
Market Price	9.47%
Net Asset Value	9.41
Vanguard Consumer Discretionary
Index Fund	9.43
MSCI US IMI/Consumer Discretionary 25/50	9.54
Consumer Services Funds Average[3]	5.41

Vanguard Consumer Staples ETF
Market Price	7.70%
Net Asset Value	7.67
Vanguard Consumer Staples Index Fund	7.73
MSCI US IMI/Consumer Staples 25/50	7.83
Consumer Goods Funds Average[3]	1.28

Vanguard Energy ETF
Market Price	-32.67%
Net Asset Value	-32.70
Vanguard Energy Index Fund	-32.66
MSCI US IMI/Energy 25/50	-32.63
Natural Resources Funds Average[3]	-35.73

Vanguard Financials ETF
Market Price	2.61%
Net Asset Value	2.63
Vanguard Financials Index Fund	2.64
MSCI US IMI/Financials 25/50	2.70
Financial Services Funds Average[3]	2.43

Vanguard Health Care ETF
Market Price	14.08%
Net Asset Value	14.08
Vanguard Health Care Index Fund	14.11
MSCI US IMI/Health Care 25/50	14.12
Health/Biotechnology Funds Average[3]	20.28

Vanguard Industrials ETF
Market Price	-3.02%
Net Asset Value	-3.03
Vanguard Industrials Index Fund	-2.98
MSCI US IMI/Industrials 25/50	-2.90
Industrials Funds Average[3]	-3.82

Total
Returns
Vanguard Information Technology ETF
Market Price	2.07%
Net Asset Value	2.05
Vanguard Information Technology
Index Fund	2.09
MSCI US IMI/Information Technology 25/50	2.18
Science and Technology Funds Average[3]	1.28

Vanguard Materials ETF
Market Price	-13.58%
Net Asset Value	-13.56
Vanguard Materials Index Fund	-13.54
MSCI US IMI/Materials 25/50	-13.45
Basic Materials Funds Average[3]	-23.61

Vanguard Telecommunication Services ETF
Market Price	-2.76%
Net Asset Value	-2.72
Vanguard Telecommunication Services
Index Fund	-2.66
MSCI US IMI/Telecommunication
Services 25/50	-2.44
Telecommunication Funds Average[3]	-1.24

Vanguard Utilities ETF
Market Price	0.00%
Net Asset Value	-0.02
Vanguard Utilities Index Fund	-0.01
MSCI US IMI/Utilities 25/50	0.10
Utility Funds Average[3]	-6.05

MSCI US IMI/2500	0.44%

1 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
2 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
3 Derived from data provided by Lipper, a Thomson Reuters Company. For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the MSCI® US Investable Market 2500 Index.

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended August 31, 2015, was a bumpy one for domestic equities; the broad U.S. stock market returned less than 1%. Results for the ten industry sectors varied dramatically. Half of them notched gains—health care posted double-digit returns—but the energy sector fell sharply amid tumbling oil prices.

In this environment, returns for the Vanguard U.S. Sector Index Funds ranged from about 14% for Vanguard Health Care Index Fund to about –33% for Vanguard Energy Index Fund.

Each of the ten funds met its primary objective of closely tracking its target index, and eight surpassed the average return of their industry peers.

If you hold fund shares in a taxable account, you may wish to review the after-tax returns that appear later in this report.

August’s moody markets led to flat 12-month returns

U.S. stocks generally moved in opposite directions over the two halves of the fiscal year ended August 31. A first-half advance of about 6% was followed by a second-half retreat of about –5%. Ultimately, the ride ended about where it started, with the market returning less than 1%.

Much of the decline came in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong U.S. dollar, perceived high valuations, and speculation over when the Federal Reserve might raise short-term interest rates also played a part. (Shortly after the close of the reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

For U.S. investors, international stocks returned about –12%, a result that would have been better if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets, which produced lower returns than the developed markets of Europe and the Pacific region.

Bond results were somewhat muted as the Fed weighed rate-hike timing

The broad U.S. taxable bond market returned 1.56%. Bond prices, which generally fell slightly, received periodic support from global investors looking for higher yields than those available in many other developed markets. Buyers seeking

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2015
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

2

shelter from stock market volatility also helped. The yield of the 10-year Treasury note ended August at 2.18%, down from 2.34% a year earlier.

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. International bonds returned about 3% without this currency effect.

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain money market fund and savings account returns.

Health care stocks led the way as energy companies tanked

As I mentioned earlier, performances for the market’s ten industry sectors varied greatly. Five of them outpaced the broad market’s result.

Health care did best, returning about 14% for the period. The trends favoring the industry are familiar. The aging population requires more health care, such care is increasingly accessible worldwide, and the Affordable Care Act has provided insurance coverage for more people in the United States.

Pharmaceutical and biotechnology companies produced the bulk of the sector’s returns, benefiting from both merger-and-acquisition activity and promising developments in their pipelines. Managed health care and health care equipment firms further boosted results.

The consumer discretionary and consumer staples sectors were strong as well, with returns of more than 9% and nearly 8%. Consumer discretionary stocks rose amid increased consumer confidence and continued growth in the housing market. Internet retailers, restaurants, home improvement stores, and footwear companies stood out. Consumer staples has long been viewed by investors as a defensive sector—during downturns in the market, stocks in this category tend to outperform. Drug retailers and packaged food providers did best.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Admiral	Peer Group
	Shares	Shares	Average
Consumer Discretionary Index Fund	0.12%	0.12%	1.50%
Consumer Staples Index Fund	0.12	0.12	1.51
Energy Index Fund	0.12	0.12	1.61
Financials Index Fund	0.12	0.12	1.64
Health Care Index Fund	0.12	0.12	1.50
Industrials Index Fund	0.12	0.12	1.45
Information Technology Index Fund	0.12	0.12	1.54
Materials Index Fund	0.12	0.12	1.44
Telecommunication Services Index Fund	0.12	0.12	1.56
Utilities Index Fund	0.12	0.12	1.29

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the fund expense ratios were: for the Consumer Discretionary Index Fund, 0.10% for ETF Shares and 0.09% for Admiral Shares; for the Consumer Staples Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Energy Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Financials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Health Care Index Fund, 0.09% for ETF Shares and 0.10% for Admiral Shares; for the Industrials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Information Technology Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Materials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Telecommunication Services Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; and for the Utilities Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups are: for the Consumer Discretionary Index Fund, Consumer Services Funds; for the Consumer Staples Index Fund, Consumer Goods Funds; for the Energy Index Fund, Natural Resources Funds; for the Financials Index Fund, Financial Services Funds; for the Health Care Index Fund, Health/Biotechnology Funds; for the Industrials Index Fund, Industrials Funds; for the Information Technology Index Fund, Science and Technology Funds; for the Materials Index Fund, Basic Materials Funds; for the Telecommunication Services Index Fund, Telecommunication Funds; and for the Utilities Index Fund, Utility Funds.

An indexing benefit that’s worth keeping in mind

As a Vanguard investor, you’re probably familiar with the cost and diversification benefits that index funds typically offer. But there’s a lesser-known—yet important—advantage to indexing as well: relative predictability.

Simply put, index funds help you capture the market’s return more predictably than actively managed funds.

By definition, an index fund is built and managed to track the return of its designated broad market or market segment. Some do so more closely than others. But what’s key is that you know what to expect: whatever the market returns—good or bad—minus the fund’s costs. Active managers, in contrast, seek to beat the market—and do so with varying degrees of success at different times.

The relative predictability of indexing can help you stay on course with your investment goals, by reducing the likelihood of particular surprises—such as being out of step with market performance. The confidence of knowing that you’ll earn a market-like return can reduce the temptation to trade based on emotions.

We recognize that some investors want the opportunity to outperform the market. That’s why Vanguard also offers low-cost active funds managed by carefully selected, world-class advisors, so you can choose an investment strategy that aligns with both your goals and your risk appetite.

3

Total Returns
Ten Years Ended August 31, 2015
Average
Annual Return
Consumer Discretionary Index Fund ETF Shares Net Asset Value	9.72%
Spliced US IMI/Consumer Discretionary 25/50	9.86
Consumer Services Funds Average	8.13
Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Consumer Staples Index Fund ETF Shares Net Asset Value	10.52%
Spliced US IMI/Consumer Staples 25/50	10.64
Consumer Goods Funds Average	8.80
Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Energy Index Fund ETF Shares Net Asset Value	4.10%
Spliced US IMI/Energy 25/50	4.16
Natural Resources Funds Average	2.67
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Financials Index Fund ETF Shares Net Asset Value	1.21%
Spliced US IMI/Financials 25/50	1.26
Financial Services Funds Average	1.40
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Health Care Index Fund ETF Shares Net Asset Value	11.02%
Spliced US IMI/Health Care 25/50	11.20
Health/Biotechnology Funds Average	12.75
Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Industrials Index Fund ETF Shares Net Asset Value	7.85%
Spliced US IMI/Industrials 25/50	7.93
Industrials Funds Average	6.89
Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Information Technology Index Fund ETF Shares Net Asset Value	8.90%
Spliced US IMI/Information Technology 25/50	9.08
Science and Technology Funds Average	8.29
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Materials Index Fund ETF Shares Net Asset Value	7.71%
Spliced US IMI/Materials 25/50	7.83
Basic Materials Funds Average	3.89
Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Telecommunication Services Index Fund ETF Shares Net Asset Value	7.25%
Spliced US IMI/Telecommunication Services 25/50	6.90
Telecommunication Funds Average	4.20
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Utilities Index Fund ETF Shares Net Asset Value	6.70%
Spliced US IMI/Utilities 25/50	6.89
Utility Funds Average	5.87

Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company. For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Financials and information technology ended the fiscal year on a positive note, albeit with more muted results. The financial industry has benefited from the long bull market, but it has been restrained by the toughened regulatory environment and exceptionally low interest rates. Banks and insurance companies were bright spots for the sector, which returned nearly 3%.

Although their hot streak cooled a bit, technology stocks bested the broad market with a return of more than 2%. IT services firms and companies that specialize in computer storage and peripherals contributed most.

The five remaining sectors—energy, materials, industrials, telecommunication services, and utilities—trailed the broad market.

Energy stocks returned about –33% as they declined across the board amid tumbling oil and gas prices. Materials were hurt by the same commodity crunch, which put pressure on metals and mining prices, and ended with a return of about –14%.

Industrials and telecommunication services also finished in negative territory, returning about –3% each. The utilities sector returned about 0%.

When the markets are volatile, maintaining perspective is key

Volatility returned to the stock market with a vengeance in the final weeks of August as investors worried that a slowdown in China’s economic growth could affect world markets.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. Inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

4

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react––or don’t react––when the markets turn turbulent. (You can read more in Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be crucial as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2015

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
ETF Shares	$111.79	$120.80	$1.432	$0.000
Admiral Shares	57.87	62.53	0.740	0.000
Consumer Staples Index Fund
ETF Shares	$117.12	$123.72	$2.417	$0.000
Admiral Shares	57.74	61.01	1.186	0.000
Energy Index Fund
ETF Shares	$142.26	$93.86	$2.209	$0.000
Admiral Shares	71.06	46.89	1.104	0.000
Financials Index Fund
ETF Shares	$47.32	$47.70	$0.886	$0.000
Admiral Shares	23.72	23.91	0.444	0.000
Health Care Index Fund
ETF Shares	$117.17	$132.34	$1.285	$0.000
Admiral Shares	58.61	66.20	0.643	0.000
Industrials Index Fund
ETF Shares	$103.95	$99.23	$1.673	$0.000
Admiral Shares	53.40	50.98	0.861	0.000
Information Technology Index Fund
ETF Shares	$101.41	$102.35	$1.171	$0.000
Admiral Shares	51.93	52.41	0.601	0.000
Materials Index Fund
ETF Shares	$113.50	$96.39	$1.892	$0.000
Admiral Shares	57.84	49.12	0.962	0.000
Telecommunication Services Index Fund
ETF Shares	$88.44	$83.80	$2.251	$0.000
Admiral Shares	45.07	42.71	1.142	0.000
Utilities Index Fund
ETF Shares	$94.61	$91.41	$3.276	$0.000
Admiral Shares	47.47	45.86	1.645	0.000

5

Consumer Discretionary Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics
		ETF	Admiral
		Shares	Shares
Ticker Symbol		VCR	VCDAX
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		1.34%	1.34%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Discretionary	US IMI/
	Fund	25/50	2500
Number of Stocks	385	385	2,491
Median Market Cap $39.2B		$39.2B	$47.3B
Price/Earnings Ratio	23.0x	23.1x	20.7x
Price/Book Ratio	4.4x	4.4x	2.6x
Return on Equity	20.1%	20.1%	17.2%
Earnings Growth Rate 13.6%		13.6%	10.2%
Dividend Yield	1.4%	1.4%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	0.5%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer
	Discretionary		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.86
Beta		1.00	1.14

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Apparel Retail	4.7%
Apparel, Accessories & Luxury Goods	3.9
Auto Parts & Equipment	3.5
Automobile Manufacturers	4.1
Automotive Retail	3.2
Broadcasting	2.1
Cable & Satellite	10.1
Casinos & Gaming	1.4
Department Stores	1.6
Footwear	3.1
General Merchandise Stores	3.2
Home Improvement Retail	7.4
Homebuilding	1.8
Hotels, Resorts & Cruise Lines	3.6
Internet Retail	12.0
Leisure Products	1.2
Movies & Entertainment	10.4
Restaurants	10.2
Specialty Stores	2.7
Other Consumer Discretionary	9.8

Ten Largest Holdings (% of total net assets)

Amazon.com Inc.	Internet Retail	6.9%
Walt Disney Co.	Movies & Entertainment	5.6
Home Depot Inc.	Home Improvement Retail	5.2
Comcast Corp.	Cable & Satellite	4.9
McDonald’s Corp.	Restaurants	3.1
Starbucks Corp.	Restaurants	2.8
NIKE Inc.	Footwear	2.6
Lowe’s Cos. Inc.	Home Improvement Retail	2.2
Priceline
Group Inc.	Internet Retail	2.2
Time Warner Inc.	Movies & Entertainment	2.0
Top Ten		37.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares and 0.09% for Admiral Shares.

6

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2015		of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund
ETF Shares Net Asset Value	9.41%	21.82%	9.72%	$25,286
Consumer Discretionary Index Fund
ETF Shares Market Price	9.47	21.85	9.72	25,287
Spliced US IMI/Consumer Discretionary 25/50	9.54	21.96	9.86	25,599
Consumer Services Funds Average	5.41	18.63	8.13	21,858
MSCI US IMI/2500	0.44	16.11	7.55	20,698
For a benchmark description, see the Glossary.
Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund Admiral Shares	9.43%	21.82%	9.70%	$252,467
Spliced US IMI/Consumer Discretionary 25/50	9.54	21.96	9.86	255,991
MSCI US IMI/2500	0.44	16.11	7.55	206,975

See Financial Highlights for dividend and capital gains information.

7

Consumer Discretionary Index Fund

Consumer Discretionary Index Fund ETF Shares Net Asset Value Spliced US IMI/Consumer Discretionary 25/50

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2005–August 31, 2015

	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares Market Price	9.47%	168.66%	152.87%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	9.41	168.25	152.86
Spliced US IMI/Consumer Discretionary 25/50	9.54	169.84	155.99

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		15.24%	23.22%	10.16%
Net Asset Value		15.17	23.19	10.16
Admiral Shares	7/14/2005	15.19	23.20	9.84[1]

1 Return since inception.
See Financial Highlights for dividend and capital gains information.

8

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Auto Components (3.8%)
	Johnson Controls Inc.	442,768	18,215
	Delphi Automotive plc	195,233	14,744
	BorgWarner Inc.	152,724	6,665
	Autoliv Inc.	59,614	6,090
	Goodyear Tire & Rubber Co.	182,595	5,436
	Lear Corp.	52,530	5,400
	Gentex Corp.	199,384	3,090
*	Visteon Corp.	30,054	2,995
*	Tenneco Inc.	41,373	1,947
	Dana Holding Corp.	110,452	1,937
	Cooper Tire & Rubber Co.	36,977	1,427
*	Dorman Products Inc.	21,894	1,102
*	Gentherm Inc.	22,735	1,036
*	American Axle &
	Manufacturing Holdings
	Inc.	46,182	933
	Drew Industries Inc.	15,746	870
*	Cooper-Standard Holding
	Inc.	11,768	676
	Remy International Inc.	19,833	581
	Standard Motor Products
	Inc.	14,094	499
*	Motorcar Parts of America
	Inc.	11,902	380
*	Tower International Inc.	14,431	353
*	Modine Manufacturing Co.	32,274	287
	Superior Industries
	International Inc.	14,249	272
*	Stoneridge Inc.	18,567	227
*	Federal-Mogul Holdings
	Corp.	22,335	205
*	Fox Factory Holding Corp.	11,960	180
	Metaldyne Performance
	Group Inc.	6,667	126
			75,673
Automobiles (4.5%)
	Ford Motor Co.	2,507,751	34,783
	General Motors Co.	978,024	28,793
*,^	Tesla Motors Inc.	64,121	15,970
	Harley-Davidson Inc.	141,038	7,905
	Thor Industries Inc.	32,734	1,787
	Winnebago Industries Inc.	17,595	360
			89,598
Distributors (0.9%)
	Genuine Parts Co.	102,986	8,598
*	LKQ Corp.	205,336	6,158
	Pool Corp.	29,322	2,043
	Core-Mark Holding Co. Inc.	15,664	942
			17,741
Diversified Consumer Services (1.4%)
	H&R Block Inc.	186,273	6,337
	Service Corp. International	136,346	4,043
*	ServiceMaster Global
	Holdings Inc.	68,830	2,421
*	Houghton Mifflin Harcourt
	Co.	103,859	2,345

			Market
			Value•
		Shares	($000)
	Graham Holdings Co.
	Class B	3,116	2,061
*	Bright Horizons Family
	Solutions Inc.	25,105	1,534
	Sotheby’s	39,912	1,405
*	Grand Canyon Education Inc.	29,818	1,102
	DeVry Education Group Inc.	41,162	1,077
*	Apollo Education Group Inc.	65,942	733
*	Steiner Leisure Ltd.	8,141	518
*	LifeLock Inc.	52,951	447
*	2U Inc.	12,759	446
*	Strayer Education Inc.	7,669	401
	Capella Education Co.	7,959	388
*	Regis Corp.	29,194	317
*	K12 Inc.	22,084	292
*	American Public Education
	Inc.	11,303	248
	Carriage Services Inc.
	Class A	10,672	245
*	Ascent Capital Group Inc.
	Class A	7,880	221
*	Chegg Inc.	27,742	206
*	Career Education Corp.	39,387	146
*,^	Weight Watchers
	International Inc.	17,960	111
*	Bridgepoint Education Inc.	13,109	106
			27,150
Hotels, Restaurants & Leisure (15.6%)
	McDonald’s Corp.	648,074	61,580
	Starbucks Corp.	1,013,962	55,474
	Yum! Brands Inc.	292,351	23,321
*	Chipotle Mexican Grill Inc.
	Class A	21,009	14,917
	Carnival Corp.	281,092	13,838
	Las Vegas Sands Corp.	270,217	12,492
	Marriott International Inc.
	Class A	148,881	10,520
	Royal Caribbean Cruises
	Ltd.	118,780	10,472
	Hilton Worldwide Holdings
	Inc.	333,962	8,292
	Starwood Hotels &
	Resorts Worldwide Inc.	115,325	8,242
*	Norwegian Cruise Line
	Holdings Ltd.	108,477	6,248
	Wyndham Worldwide Corp.	81,270	6,216
*	MGM Resorts International	303,647	6,204
	Darden Restaurants Inc.	76,496	5,203
	Aramark	154,188	4,832
	Wynn Resorts Ltd.	55,044	4,131
	Domino’s Pizza Inc.	37,409	3,963
	Dunkin’ Brands Group Inc.	64,926	3,257
*	Panera Bread Co. Class A	17,168	3,061
	Vail Resorts Inc.	24,462	2,640
*	Buffalo Wild Wings Inc.	12,904	2,448
	Six Flags Entertainment
	Corp.	51,294	2,307
	Brinker International Inc.	41,186	2,188

			Market
			Value•
		Shares	($000)
	Jack in the Box Inc.	25,166	1,967
	Cracker Barrel Old Country
	Store Inc.	13,011	1,876
	Bloomin’ Brands Inc.	83,868	1,736
	Cheesecake Factory Inc.	31,223	1,694
	Wendy’s Co.	185,275	1,688
	Texas Roadhouse Inc.
	Class A	42,316	1,523
*	Pinnacle Entertainment Inc.	38,635	1,459
	Papa John’s International Inc. 20,289		1,364
	Marriott Vacations
	Worldwide Corp.	18,415	1,308
	Choice Hotels International
	Inc.	25,331	1,292
*	Hyatt Hotels Corp. Class A	23,136	1,185
	Churchill Downs Inc.	8,848	1,176
*	La Quinta Holdings Inc.	61,776	1,164
	DineEquity Inc.	11,717	1,119
*	Fiesta Restaurant Group Inc.	18,383	949
	Sonic Corp.	34,068	920
*	Boyd Gaming Corp.	56,070	903
*	Penn National Gaming Inc.	48,469	880
	SeaWorld Entertainment Inc.	48,407	862
*	Popeyes Louisiana Kitchen
	Inc.	14,980	833
*	Diamond Resorts
	International Inc.	32,701	830
	ClubCorp Holdings Inc.	36,755	827
	Extended Stay America Inc.	41,141	772
*	Krispy Kreme Doughnuts Inc.	43,947	753
*	Red Robin Gourmet Burgers
	Inc.	9,401	741
*	Belmond Ltd. Class A	63,153	718
	Bob Evans Farms Inc.	14,722	665
*	Denny’s Corp.	56,717	637
	International Speedway Corp.
	Class A	18,165	583
*	Dave & Buster’s
	Entertainment Inc.	16,324	562
*	BJ’s Restaurants Inc.	13,017	560
	Interval Leisure Group Inc.	27,113	544
*,^	Zoe’s Kitchen Inc.	12,200	421
	Ruth’s Hospitality Group Inc.	24,540	395
*,^	Caesars Entertainment Corp.	40,713	389
*,^	Scientific Games Corp.
	Class A	33,848	373
*	Chuy’s Holdings Inc.	11,382	349
*	Ruby Tuesday Inc.	39,791	262
*	Biglari Holdings Inc.	697	260
*	Del Frisco’s Restaurant
	Group Inc.	14,884	221
*	Caesars Acquisition Co.
	Class A	30,650	218
	Marcus Corp.	11,046	214
*	Habit Restaurants Inc.
	Class A	7,404	185
	Speedway Motorsports Inc.	8,213	159
*,^	Noodles & Co. Class A	11,911	142
*	El Pollo Loco Holdings Inc.	9,869	128

9

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Intrawest Resorts Holdings
	Inc.	11,651	105
*	Potbelly Corp.	9,496	100
			309,857
Household Durables (4.6%)
	Whirlpool Corp.	53,153	8,935
*	Mohawk Industries Inc.	42,036	8,280
	Newell Rubbermaid Inc.	182,083	7,671
*	Jarden Corp.	134,227	6,891
	DR Horton Inc.	222,794	6,766
	Lennar Corp. Class A	117,466	5,979
	Harman International
	Industries Inc.	48,035	4,695
	PulteGroup Inc.	221,486	4,583
*	Toll Brothers Inc.	112,666	4,165
	Leggett & Platt Inc.	93,025	4,132
*	NVR Inc.	2,610	3,967
*	Tempur Sealy International
	Inc.	41,212	3,009
	Garmin Ltd.	77,937	2,931
*	GoPro Inc. Class A	45,138	2,103
	Tupperware Brands Corp.	33,401	1,711
*	Helen of Troy Ltd.	18,176	1,548
*	TRI Pointe Group Inc.	103,566	1,438
	Ryland Group Inc.	31,494	1,362
*	Meritage Homes Corp.	25,145	1,060
	La-Z-Boy Inc.	35,043	968
*	Standard Pacific Corp.	103,096	871
	KB Home	56,021	821
*	TopBuild Corp.	25,821	819
	MDC Holdings Inc.	26,503	755
*	iRobot Corp.	18,625	546
	Ethan Allen Interiors Inc.	18,062	537
	Libbey Inc.	14,737	519
*	Universal Electronics Inc.	10,479	478
*	Taylor Morrison Home Corp.
	Class A	22,607	451
*	M/I Homes Inc.	16,537	413
*	Cavco Industries Inc.	5,204	372
*	William Lyon Homes
	Class A	14,951	339
*	Installed Building Products
	Inc.	12,347	330
*	WCI Communities Inc.	13,178	328
*	Beazer Homes USA Inc.	19,294	322
*	LGI Homes Inc.	10,270	267
*	Century Communities Inc.	10,475	230
	NACCO Industries Inc.
	Class A	2,974	157
*	Hovnanian Enterprises Inc.
	Class A	77,358	145
			90,894
Internet & Catalog Retail (12.5%)
*	Amazon.com Inc.	267,621	137,260
*	Priceline Group Inc.	35,045	43,759
*	Netflix Inc.	272,580	31,355
*	Liberty Interactive Corp.
	QVC Group Class A	299,176	8,090
	Expedia Inc.	69,748	8,020
*	TripAdvisor Inc.	79,445	5,553
*	Liberty Ventures Class A	91,303	3,627
*	Groupon Inc. Class A	317,546	1,429
	HSN Inc.	23,114	1,406
*	Liberty TripAdvisor
	Holdings Inc. Class A	48,556	1,232
*	Shutterfly Inc.	25,593	995
	Travelport Worldwide Ltd.	66,408	880
*	Orbitz Worldwide Inc.	65,118	747
*	zulily Inc. Class A	38,339	680

			Market
			Value•
		Shares	($000)
	Nutrisystem Inc.	19,646	550
*	Wayfair Inc.	14,324	534
*	FTD Cos. Inc.	13,203	395
*	Lands’ End Inc.	11,490	292
*	Blue Nile Inc.	8,391	286
*	Overstock.com Inc.	10,353	203
*	1-800-Flowers.com Inc.
	Class A	15,896	133
			247,426
Leisure Products (1.2%)
	Hasbro Inc.	75,709	5,647
	Polaris Industries Inc.	42,647	5,539
	Mattel Inc.	228,428	5,352
	Brunswick Corp.	62,807	3,122
*	Vista Outdoor Inc.	43,252	2,023
	Sturm Ruger & Co. Inc.	12,853	808
*	Smith & Wesson Holding
	Corp.	37,025	670
	Callaway Golf Co.	53,944	477
	Arctic Cat Inc.	8,785	232
			23,870
Media (24.1%)
	Walt Disney Co.	1,089,847	111,034
	Comcast Corp. Class A	1,405,997	79,200
	Time Warner Inc.	557,624	39,647
	Time Warner Cable Inc.	191,233	35,573
	Twenty-First Century Fox
	Inc. Class A	966,685	26,477
*	Liberty Global plc	418,818	18,792
	Comcast Corp. Special
	Class A	300,140	17,180
	CBS Corp. Class B	307,374	13,906
	Omnicom Group Inc.	165,400	11,078
*,^	Charter Communications
	Inc. Class A	56,751	10,307
	Viacom Inc. Class B	234,784	9,572
*	DISH Network Corp.
	Class A	151,462	8,977
*	Liberty Global plc Class A	170,204	8,190
*	Sirius XM Holdings Inc.	1,662,555	6,343
	Interpublic Group of
	Cos. Inc.	278,754	5,263
	Twenty-First Century Fox
	Inc.	181,998	5,034
*	Liberty Media Corp.	137,549	4,982
*	Discovery Communications
	Inc.	185,115	4,694
*	News Corp. Class A	284,033	3,871
*	TEGNA Inc.	146,243	3,479
	Cablevision Systems Corp.
	Class A	134,957	3,397
*	AMC Networks Inc.
	Class A	41,099	2,975
*	Discovery Communications
	Inc. Class A	101,458	2,699
	Scripps Networks
	Interactive Inc. Class A	50,817	2,698
*	Madison Square Garden Co.
	Class A	37,784	2,661
	Lions Gate Entertainment
	Corp.	69,768	2,560
*	Live Nation Entertainment
	Inc.	102,289	2,518
	Cinemark Holdings Inc.	70,360	2,501
*	Liberty Broadband Corp.	45,382	2,429
*	Liberty Media Corp. Class A 64,061		2,386
*	Starz	59,157	2,225
	Tribune Media Co. Class A	51,397	2,053

			Market
			Value•
		Shares	($000)
	John Wiley & Sons Inc.
	Class A	31,516	1,625
	Time Inc.	74,331	1,544
*	Cable One Inc.	3,146	1,307
	Sinclair Broadcast Group Inc.
	Class A	45,019	1,206
	Meredith Corp.	25,375	1,198
	Regal Entertainment Group
	Class A	57,772	1,099
	New York Times Co. Class A	89,958	1,094
	Morningstar Inc.	13,587	1,084
*	DreamWorks Animation SKG
	Inc. Class A	50,244	1,002
	Nexstar Broadcasting Group
	Inc. Class A	20,968	975
*	Gannett Co. Inc.	72,026	944
*	Liberty Broadband Corp.
	Class A	15,985	871
*	News Corp. Class B	55,738	771
*	Liberty Global PLC LiLAC	20,940	696
	Scholastic Corp.	16,094	695
*	Media General Inc.	56,019	658
	EW Scripps Co. Class A	36,634	642
	National CineMedia Inc.	41,127	541
*	Loral Space &
	Communications Inc.	9,320	505
*	Gray Television Inc.	43,195	501
	World Wrestling
	Entertainment Inc. Class A	22,272	447
	AMC Entertainment
	Holdings Inc.	15,072	437
	New Media Investment
	Group Inc.	28,008	418
*	Carmike Cinemas Inc.	16,321	389
	Entravision Communications
	Corp. Class A	43,575	351
*	Rentrak Corp.	6,919	316
*	Global Eagle Entertainment
	Inc.	25,014	294
*	Liberty Global PLC LiLAC
	Class A	8,177	281
*	Clear Channel Outdoor
	Holdings Inc. Class A	27,672	226
*	Entercom Communications
	Corp. Class A	15,800	174
	Tribune Publishing Co.	13,476	159
*	Cumulus Media Inc. Class A	93,830	134
	Harte-Hanks Inc.	29,635	114
*	SFX Entertainment Inc.	31,540	32
			477,431
Multiline Retail (4.8%)
	Target Corp.	410,177	31,875
	Dollar General Corp.	205,569	15,313
	Macy’s Inc.	228,386	13,386
*	Dollar Tree Inc.	150,861	11,505
	Nordstrom Inc.	96,752	7,051
	Kohl’s Corp.	136,910	6,986
*	Burlington Stores Inc.	51,154	2,716
*	JC Penney Co. Inc.	194,903	1,776
	Big Lots Inc.	36,726	1,762
	Dillard’s Inc. Class A	15,899	1,471
*,^	Sears Holdings Corp.	17,468	466
	Fred’s Inc. Class A	23,335	306
*	Tuesday Morning Corp.	29,804	236
			94,849
Specialty Retail (19.6%)
	Home Depot Inc.	878,458	102,305
	Lowe’s Cos. Inc.	640,471	44,301
	TJX Cos. Inc.	460,025	32,349

10

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	O’Reilly Automotive Inc.	68,289	16,394
*	AutoZone Inc.	21,464	15,368
	L Brands Inc.	168,271	14,118
	Ross Stores Inc.	280,077	13,617
	Advance Auto Parts Inc.	49,437	8,664
*	CarMax Inc.	141,455	8,629
	Best Buy Co. Inc.	214,030	7,864
	Tractor Supply Co.	92,148	7,861
*	Bed Bath & Beyond Inc.	115,700	7,186
	Tiffany & Co.	87,215	7,173
	Signet Jewelers Ltd.	51,486	7,105
	Foot Locker Inc.	94,369	6,680
*	Ulta Salon Cosmetics &
	Fragrance Inc.	41,293	6,528
	Staples Inc.	432,460	6,145
	Gap Inc.	170,592	5,597
	Williams-Sonoma Inc.	58,723	4,465
	Dick’s Sporting Goods Inc.	63,057	3,161
	GameStop Corp. Class A	72,272	3,070
*	AutoNation Inc.	50,326	3,012
*	Sally Beauty Holdings Inc.	106,810	2,792
	GNC Holdings Inc. Class A	58,406	2,733
*	Office Depot Inc.	331,817	2,631
*	Restoration Hardware
	Holdings Inc.	25,690	2,376
*	Urban Outfitters Inc.	71,553	2,208
	American Eagle Outfitters
	Inc.	125,716	2,140
	CST Brands Inc.	51,683	1,794
	Lithia Motors Inc. Class A	16,209	1,728
	Aaron’s Inc.	43,770	1,648
*	Cabela’s Inc.	36,634	1,647
	DSW Inc. Class A	54,278	1,612
	Men’s Wearhouse Inc.	27,959	1,578
*	Murphy USA Inc.	30,541	1,561
	Penske Automotive Group
	Inc.	30,630	1,550
*	Michaels Cos. Inc.	56,645	1,485
*	Five Below Inc.	36,885	1,426
*	Ascena Retail Group Inc.	117,828	1,422
	Group 1 Automotive Inc.	15,702	1,372
	Chico’s FAS Inc.	91,950	1,371
	Monro Muffler Brake Inc.	21,446	1,360
*	Asbury Automotive Group
	Inc.	15,877	1,279
*	Express Inc.	51,796	1,057
*	Genesco Inc.	16,213	971
	Rent-A-Center Inc.	35,881	965
	Guess? Inc.	43,364	959
	Caleres Inc.	28,291	942
	Abercrombie & Fitch Co.	47,100	935
*	Select Comfort Corp.	35,161	856
	Finish Line Inc. Class A	31,970	843
	Buckle Inc.	19,765	834
	Children’s Place Inc.	13,838	829
	Outerwall Inc.	12,627	778
*	Vitamin Shoppe Inc.	20,298	727
*	Mattress Firm Holding Corp.	10,878	654
*	Hibbett Sports Inc.	16,547	654
	Cato Corp. Class A	17,738	623

			Market
			Value•
		Shares	($000)
	Pier 1 Imports Inc.	60,186	613
	Barnes & Noble Inc.	32,443	506
	Sonic Automotive Inc.
	Class A	21,978	473
*	Pep Boys-Manny Moe
	& Jack	34,048	412
*	Conn’s Inc.	11,923	356
*	Zumiez Inc.	14,318	334
*	Francesca’s Holdings Corp.	27,957	314
	Haverty Furniture Cos. Inc.	13,237	306
	Shoe Carnival Inc.	10,940	283
*	MarineMax Inc.	17,176	280
*,^	Lumber Liquidators Holdings
	Inc.	17,749	268
*	Barnes & Noble Education
	Inc.	18,925	244
	Kirkland’s Inc.	10,665	238
*	Tile Shop Holdings Inc.	19,200	229
	Stage Stores Inc.	20,913	225
*	America’s Car-Mart Inc.	5,840	209
	Stein Mart Inc.	19,422	209
*,^	Container Store Group Inc.	12,286	208
*	Boot Barn Holdings Inc.	7,660	167
	Winmark Corp.	1,527	151
*	Systemax Inc.	10,081	92
			388,049
Textiles, Apparel & Luxury Goods (7.0%)
	NIKE Inc. Class B	461,279	51,548
	VF Corp.	229,993	16,658
*	Under Armour Inc. Class A	121,145	11,573
	Hanesbrands Inc.	271,129	8,164
	PVH Corp.	55,802	6,639
*	Michael Kors Holdings Ltd.	134,068	5,827
	Coach Inc.	186,550	5,643
*	lululemon athletica Inc.	76,698	4,909
	Ralph Lauren Corp. Class A	40,978	4,556
*	Skechers U.S.A. Inc. Class A	28,443	4,003
	Carter’s Inc.	35,451	3,485
*	G-III Apparel Group Ltd.	27,465	1,904
	Wolverine World Wide Inc.	69,746	1,880
*	Fossil Group Inc.	29,984	1,846
*	Kate Spade & Co.	87,038	1,650
*	Steven Madden Ltd.	38,435	1,571
*	Deckers Outdoor Corp.	22,456	1,446
	Columbia Sportswear Co.	18,864	1,158
	Oxford Industries Inc.	10,217	860
*	Tumi Holdings Inc.	38,719	764
*	Crocs Inc.	51,814	763
*	Iconix Brand Group Inc.	30,581	425
	Movado Group Inc.	11,491	325
*	Unifi Inc.	10,723	311
*	Sequential Brands Group Inc.	16,693	273
*	Vera Bradley Inc.	14,045	152
*	Vince Holding Corp.	12,711	117
			138,450
Total Common Stocks
(Cost $1,887,787)			1,980,988

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
[1,2] Vanguard Market
Liquidity Fund 0.168%,
(Cost $11,255)	11,254,613	11,255
Total Investments (100.6%)
(Cost $1,899,042)		1,992,243

		Amount
		($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard		194
Receivables for Investment Securities Sold		7,199
Receivables for Accrued Income		2,397
Receivables for Capital Shares Issued		394
Other Assets		10
Total Other Assets		10,194
Liabilities
Payables for Investment Securities
Purchased		(11,922)
Collateral for Securities on Loan		(8,981)
Payables for Capital Shares Redeemed		(3)
Payables to Vanguard		(581)
Total Liabilities		(21,487)
Net Assets (100%)		1,980,950

At August 31, 2015, net assets consisted of:

Amount
($000)
Paid-in Capital	1,882,776
Undistributed Net Investment Income	15,643
Accumulated Net Realized Losses	(10,670)
Unrealized Appreciation (Depreciation)	93,201
Net Assets	1,980,950

ETF Shares—Net Assets
Applicable to 15,250,884 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,842,252
Net Asset Value Per Share—
ETF Shares	$120.80

Admiral Shares—Net Assets
Applicable to 2,218,031 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	138,698
Net Asset Value Per Share—
Admiral Shares	$62.53

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,728,000.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Includes $8,981,000 of collateral received for securities on loan.
  See accompanying Notes, which are an integral part of the Financial Statements.

11

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	24,743
Interest[1]	1
Securities Lending	180
Total Income	24,924
Expenses
The Vanguard Group—Note B
Investment Advisory Services	300
Management and Administrative—
ETF Shares	939
Management and Administrative—
Admiral Shares	67
Marketing and Distribution—
ETF Shares	224
Marketing and Distribution—
Admiral Shares	9
Custodian Fees	18
Auditing Fees	33
Shareholders’ Reports—ETF Shares	89
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	1,681
Net Investment Income	23,243
Realized Net Gain (Loss) on
Investment Securities Sold	212,893
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(129,396)
Net Increase (Decrease) in Net Assets
Resulting from Operations	106,740
1 Interest income from an affiliated company of the fund was
$1,000.

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,243	16,799
Realized Net Gain (Loss)	212,893	209,902
Change in Unrealized Appreciation (Depreciation)	(129,396)	703
Net Increase (Decrease) in Net Assets Resulting from Operations	106,740	227,404
Distributions
Net Investment Income
ETF Shares	(16,913)	(11,421)
Admiral Shares	(1,093)	(822)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(18,006)	(12,243)
Capital Share Transactions
ETF Shares	461,236	77,692
Admiral Shares	50,120	7,048
Net Increase (Decrease) from Capital Share Transactions	511,356	84,740
Total Increase (Decrease)	600,090	299,901
Net Assets
Beginning of Period	1,380,860	1,080,959
End of Period[1]	1,980,950	1,380,860
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,643,000 and $10,406,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$111.79	$93.38	$72.65	$60.29	$47.80
Investment Operations
Net Investment Income	1.542	1.251	1.111	.936	.698
Net Realized and Unrealized Gain (Loss)
on Investments	8.900	18.072	20.771	12.277	12.392
Total from Investment Operations	10.442	19.323	21.882	13.213	13.090
Distributions
Dividends from Net Investment Income	(1.432)	(.913)	(1.152)	(. 853)	(. 600)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.432)	(.913)	(1.152)	(. 853)	(. 600)
Net Asset Value, End of Period	$120.80	$111.79	$93.38	$72.65	$60.29

Total Return	9.41%	20.75%	30.47%	22.18%	27.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,842	$1,298	$1,018	$531	$332
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.31%	1.26%	1.44%	1.48%	1.25%
Portfolio Turnover Rate[1]	6%	7%	6%	6%	7%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$57.87	$48.34	$37.62	$31.22	$24.76
Investment Operations
Net Investment Income	.805	.648	. 579.483		.363
Net Realized and Unrealized Gain (Loss)
on Investments	4.595	9.361	10.741	6.356	6.414
Total from Investment Operations	5.400	10.009	11.320	6.839	6.777
Distributions
Dividends from Net Investment Income	(.740)	(.479)	(. 600)	(. 439)	(.317)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.740)	(.479)	(. 600)	(. 439)	(.317)
Net Asset Value, End of Period	$62.53	$57.87	$48.34	$37.62	$31.22

Total Return[1]	9.43%	20.77%	30.45%	22.17%	27.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$139	$83	$63	$19	$11
Ratio of Total Expenses to Average Net Assets	0.09%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.32%	1.26%	1.44%	1.48%	1.25%
Portfolio Turnover Rate[2]	6%	7%	6%	6%	7%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (”Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

14

Consumer Discretionary Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $194,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $209,841,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $16,188,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $3,777,000 to offset taxable capital gains realized during the year ended August 31, 2015. At August 31, 2015, the fund had available capital losses totaling $9,945,000 to offset future net capital gains of $1,179,000 through August 31, 2017, $7,273,000 through August 31, 2018, and $1,493,000 through August 31, 2019.

At August 31, 2015, the cost of investment securities for tax purposes was $1,899,766,000.

Net unrealized appreciation of investment securities for tax purposes was $92,477,000, consisting of unrealized gains of $214,516,000 on securities that had risen in value since their purchase and $122,039,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $1,269,325,000 of investment securities and sold $751,425,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,101,848,000 and $648,499,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

15

Consumer Discretionary Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,115,504	9,265	529,357	5,007
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(654,268)	(5,625)	(451,665)	(4,300)
Net Increase (Decrease)—ETF Shares	461,236	3,640	77,692	707
Admiral Shares
Issued	80,718	1,285	55,198	1,022
Issued in Lieu of Cash Distributions	1,007	17	772	14
Redeemed	(31,605)	(517)	(48,922)	(902)
Net Increase (Decrease) —Admiral Shares	50,120	785	7,048	134

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

16

Consumer Staples Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VDC	VCSAX
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		2.53%	2.53%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	100	100	2,491
Median Market Cap	$88.1B	$88.1B	$47.3B
Price/Earnings Ratio	23.1x	23.3x	20.7x
Price/Book Ratio	4.4x	4.4x	2.6x
Return on Equity	20.8%	20.7%	17.2%
Earnings Growth Rate	4.8%	4.8%	10.2%
Dividend Yield	2.6%	2.6%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer		MSCI US
	Staples 25/50		IMI/2500
R-Squared		1.00	0.69
Beta		1.00	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Agricultural Products	3.1%
Distillers & Vintners	2.0
Drug Retail	10.1
Food Distributors	1.9
Food Retail	3.7
Household Products	17.2
Hypermarkets & Super Centers	8.4
Packaged Foods & Meats	19.8
Personal Products	2.6
Soft Drinks	17.4
Tobacco	13.0
Other Consumer Staples	0.8

Ten Largest Holdings (% of total net assets)

Procter &
Gamble Co.	Household Products	9.6%
Coca-Cola Co.	Soft Drinks	8.0
PepsiCo Inc.	Soft Drinks	6.6
Philip Morris
International Inc.	Tobacco	5.8
CVS Health Corp.	Drug Retail	5.4
Altria Group Inc.	Tobacco	4.8
Wal-Mart	Hypermarkets &
Stores Inc.	Super Centers	4.8
Walgreens Boots
Alliance Inc.	Drug Retail	4.2
Mondelez
International Inc.	Packaged Foods & Meats	3.9
Costco	Hypermarkets &
Wholesale Corp.	Super Centers	3.4
Top Ten		56.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

17

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2015		of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund
ETF Shares Net Asset Value	7.67%	15.86%	10.52%	$27,199
Consumer Staples Index Fund
ETF Shares Market Price	7.70	15.88	10.54	27,228
Spliced US IMI/Consumer Staples 25/50	7.83	16.02	10.64	27,479
Consumer Goods Funds Average	1.28	13.50	8.80	23,235
MSCI US IMI/2500	0.44	16.11	7.55	20,698
For a benchmark description, see the Glossary.
Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund Admiral Shares	7.73%	15.87%	10.52%	$271,815
Spliced US IMI/Consumer Staples 25/50	7.83	16.02	10.64	274,787
MSCI US IMI/2500	0.44	16.11	7.55	206,975

See Financial Highlights for dividend and capital gains information.

18

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		9.85%	17.09%	10.79%
Net Asset Value		9.81	17.08	10.80
Admiral Shares	1/30/2004	9.84	17.10	10.79

See Financial Highlights for dividend and capital gains information.

19

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.1%)
Beverages (20.2%)
Coca-Cola Co.	5,502,181	216,346
PepsiCo Inc.	1,917,659	178,208
Constellation Brands Inc.
Class A	269,883	34,545

*	Monster Beverage Corp. 226,006 31,293

	Dr Pepper Snapple Group
	Inc.	309,362	23,737
	Brown-Forman Corp.
	Class B	196,611	19,288
	Coca-Cola Enterprises Inc.	368,207	18,959
	Molson Coors Brewing Co.
	Class B	255,668	17,408
*	Boston Beer Co. Inc.
	Class A	22,821	4,680
	Coca-Cola Bottling Co.
	Consolidated	20,195	3,115
			547,579
Food & Staples Retailing (24.1%)
	CVS Health Corp.	1,429,584	146,389
	Wal-Mart Stores Inc.	2,005,026	129,785
	Walgreens Boots Alliance
	Inc.	1,319,013	114,161
	Costco Wholesale Corp.	667,467	93,479
	Kroger Co.	1,438,097	49,614
	Sysco Corp.	928,952	37,037
	Whole Foods Market Inc.	590,253	19,337
*	Rite Aid Corp.	1,705,003	14,066
	Casey’s General Stores
	Inc.	75,736	8,017
*	Sprouts Farmers Market
	Inc.	308,863	6,292
*	United Natural Foods Inc.	113,326	5,457
*	SUPERVALU Inc.	544,160	4,484
	PriceSmart Inc.	51,525	4,380
	Andersons Inc.	98,083	3,470
*	Fresh Market Inc.	159,441	3,433
	SpartanNash Co.	119,172	3,373
	Ingles Markets Inc. Class A	54,696	2,718
	Weis Markets Inc.	52,584	2,138
*	Chefs’ Warehouse Inc.	138,649	2,099
*	Natural Grocers by Vitamin
	Cottage Inc.	78,809	1,913
	Village Super Market Inc.
	Class A	64,877	1,803
*	Smart & Final Stores Inc.	76,007	1,239
			654,684
Food Products (22.9%)
	Mondelez International Inc.
	Class A	2,484,386	105,239
	Kraft Heinz Co.	911,065	66,198
	General Mills Inc.	923,286	52,406
	Archer-Daniels-Midland Co.	970,644	43,669
	ConAgra Foods Inc.	679,842	28,336

			Market
			Value•
		Shares	($000)
	Kellogg Co.	421,322	27,925
	Mead Johnson Nutrition Co.	325,239	25,479
	Hershey Co.	245,144	21,945
	Tyson Foods Inc. Class A	497,727	21,044
	JM Smucker Co.	168,259	19,807
	Bunge Ltd.	239,932	17,383
	McCormick & Co. Inc.	196,187	15,554
	Campbell Soup Co.	317,584	15,241
	Hormel Foods Corp.	246,978	15,090
*	WhiteWave Foods Co.
	Class A	303,692	14,012
	Keurig Green Mountain Inc.	206,850	11,708
*	Hain Celestial Group Inc.	183,162	11,147
	Ingredion Inc.	128,185	11,068
	Pinnacle Foods Inc.	206,873	9,276
	Flowers Foods Inc.	363,487	8,437
*	Post Holdings Inc.	128,939	8,417
*	TreeHouse Foods Inc.	88,215	7,002
*	Darling Ingredients Inc.	379,759	4,876
	Lancaster Colony Corp.	48,423	4,592
	B&G Foods Inc.	150,997	4,589
^	Cal-Maine Foods Inc.	84,025	4,463
	J&J Snack Foods Corp.	39,044	4,449
	Snyder’s-Lance Inc.	128,923	4,354
	Dean Foods Co.	257,244	4,234
	Fresh Del Monte Produce
	Inc.	100,403	3,975
	Sanderson Farms Inc.	57,088	3,941
^	Pilgrim’s Pride Corp.	187,184	3,926
	Calavo Growers Inc.	54,981	3,203
*	Diamond Foods Inc.	105,370	3,179
	Tootsie Roll Industries Inc.	88,701	2,757
*	Boulder Brands Inc.	323,264	2,651
*,^	Freshpet Inc.	179,085	2,326
*	Seneca Foods Corp.
	Class A	73,023	2,153
	Limoneira Co.	97,219	1,845
*	Landec Corp.	128,502	1,709
*	Farmer Bros Co.	48,804	1,116
			620,721
Household Products (17.2%)
	Procter & Gamble Co.	3,670,032	259,361
	Colgate-Palmolive Co.	1,307,052	82,096
	Kimberly-Clark Corp.	558,641	59,512
	Clorox Co.	212,015	23,570
	Church & Dwight Co. Inc.	216,492	18,679
	Spectrum Brands Holdings
	Inc.	59,066	5,805
	Energizer Holdings Inc.	129,710	5,417
	WD-40 Co.	44,447	3,722
*	HRG Group Inc.	285,605	3,678
*	Central Garden & Pet Co.
	Class A	196,998	2,492
*	Central Garden & Pet Co.	173,001	2,121
			466,453

		Market
		Value•
	Shares	($000)
Personal Products (2.7%)
Estee Lauder Cos. Inc.
Class A	367,248	29,295
* Edgewell Personal Care Co.	114,410	10,075
*,^ Herbalife Ltd.	136,963	7,885
Nu Skin Enterprises Inc.
Class A	131,212	5,994
Coty Inc. Class A	176,032	5,335
* USANA Health Sciences
Inc.	21,314	3,122
* Revlon Inc. Class A	77,300	2,577
Inter Parfums Inc.	97,771	2,513
* Medifast Inc.	78,927	2,192
*,^ Elizabeth Arden Inc.	165,819	1,829
Avon Products Inc.	182,015	945
		71,762
Tobacco (13.0%)
Philip Morris International
Inc.	1,982,735	158,222
Altria Group Inc.	2,445,481	131,029
Reynolds American Inc.	663,605	55,577
Vector Group Ltd.	210,076	5,006
Universal Corp.	71,009	3,495
		353,329
Total Common Stocks
(Cost $2,383,186)		2,714,528
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2] Vanguard Market
Liquidity Fund, 0.168%
(Cost $10,093)	10,093,499	10,093
Total Investments (100.4%)
(Cost $2,393,279)		2,724,621

		Amount
		($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard		266
Receivables for Investment Securities Sold		70,083
Receivables for Accrued Income		3,185
Receivables for Capital Shares Issued		850
Total Other Assets		74,384
Liabilities
Payables for Investment Securities
Purchased		(78,550)
Collateral for Securities on Loan		(6,642)
Payables for Capital Shares Redeemed		(125)
Payables to Vanguard		(1,111)
Other Liabilities		(76)
Total Liabilities		(86,504)
Net Assets (100%)		2,712,501

20

Consumer Staples Index Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,351,017
Undistributed Net Investment Income	45,693
Accumulated Net Realized Losses	(15,551)
Unrealized Appreciation (Depreciation)	331,342
Net Assets	2,712,501

ETF Shares—Net Assets
Applicable to 19,343,657 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,393,280
Net Asset Value Per Share—
ETF Shares	$123.72

Admiral Shares—Net Assets
Applicable to 5,232,394 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	319,221
Net Asset Value Per Share—
Admiral Shares	$61.01

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,458,000.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield. 2 Includes $6,642,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	71,338
Interest[1]	3
Securities Lending	130
Total Income	71,471
Expenses
The Vanguard Group—Note B
Investment Advisory Services	477
Management and Administrative—
ETF Shares	1,402
Management and Administrative—
Admiral Shares	173
Marketing and Distribution—
ETF Shares	352
Marketing and Distribution—
Admiral Shares	36
Custodian Fees	29
Auditing Fees	33
Shareholders’ Reports—ETF Shares	112
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	2
Total Expenses	2,620
Net Investment Income	68,851
Realized Net Gain (Loss) on
Investment Securities Sold	208,091
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(107,728)
Net Increase (Decrease) in Net Assets
Resulting from Operations	169,214
1 Interest income from an affiliated company of the fund was
$3,000.

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,851	47,830
Realized Net Gain (Loss)	208,091	105,124
Change in Unrealized Appreciation (Depreciation)	(107,728)	140,426
Net Increase (Decrease) in Net Assets Resulting from Operations	169,214	293,380
Distributions
Net Investment Income
ETF Shares	(47,684)	(37,204)
Admiral Shares	(4,833)	(4,382)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(52,517)	(41,586)
Capital Share Transactions
ETF Shares	351,469	229,831
Admiral Shares	90,822	15,610
Net Increase (Decrease) from Capital Share Transactions	442,291	245,441
Total Increase (Decrease)	558,988	497,235
Net Assets
Beginning of Period	2,153,513	1,656,278
End of Period[1]	2,712,501	2,153,513
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $45,693,000 and $29,359,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Consumer Staples Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$117.12	$101.97	$90.12	$78.96	$66.72
Investment Operations
Net Investment Income	2.903	2.602	2.606	2.180	1.933
Net Realized and Unrealized Gain (Loss)
on Investments	6.114	14.976	11.835	10.874	12.213
Total from Investment Operations	9.017	17.578	14.441	13.054	14.146
Distributions
Dividends from Net Investment Income	(2.417)	(2.428)	(2.591)	(1.894)	(1.906)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.417)	(2.428)	(2.591)	(1.894)	(1.906)
Net Asset Value, End of Period	$123.72	$117.12	$101.97	$90.12	$78.96

Total Return	7.67%	17.42%	16.43%	16.80%	21.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,393	$1,936	$1,481	$1,110	$782
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.52%	2.80%	2.80%	2.74%
Portfolio Turnover Rate[1]	6%	5%	10%	7%	7%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$57.74	$50.28	$44.44	$38.94	$32.92
Investment Operations
Net Investment Income	1.431	1.281	1.287	1.077	.956
Net Realized and Unrealized Gain (Loss)
on Investments	3.025	7.379	5.832	5.357	6.013
Total from Investment Operations	4.456	8.660	7.119	6.434	6.969
Distributions
Dividends from Net Investment Income	(1.186)	(1.200)	(1.279)	(. 934)	(. 949)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.186)	(1.200)	(1.279)	(. 934)	(. 949)
Net Asset Value, End of Period	$61.01	$57.74	$50.28	$44.44	$38.94

Total Return[1]	7.73%	17.41%	16.44%	16.81%	21.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$319	$218	$175	$105	$57
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.52%	2.80%	2.80%	2.74%
Portfolio Turnover Rate[2]	6%	5%	10%	7%	7%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (”Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

24

Consumer Staples Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $266,000, representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $217,923,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $46,753,000 of ordinary income available for distribution. At August 31, 2015, the fund had available capital losses totaling $13,321,000 to offset future net capital gains. Of this amount, $5,537,000 is subject to expiration on August 31, 2018. Capital losses of $7,784,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2015, the cost of investment securities for tax purposes was $2,395,508,000.

Net unrealized appreciation of investment securities for tax purposes was $329,113,000, consisting of unrealized gains of $402,409,000 on securities that had risen in value since their purchase and $73,296,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $1,161,112,000 of investment securities and sold $699,233,000 of investment securities, other than temporary cash investments. Purchases and sales include $832,277,000 and $542,800,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

25

Consumer Staples Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	900,144	7,240	476,843	4,205
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(548,675)	(4,425)	(247,012)	(2,200)
Net Increase (Decrease)—ETF Shares	351,469	2,815	229,831	2,005
Admiral Shares
Issued	154,546	2,488	69,898	1,286
Issued in Lieu of Cash Distributions	4,224	70	3,879	73
Redeemed	(67,948)	(1,096)	(58,167)	(1,074)
Net Increase (Decrease) —Admiral Shares	90,822	1,462	15,610	285

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

26

Energy Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VDE	VENAX
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		3.15%	3.15%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	150	149	2,491
Median Market Cap	$56.1B	$56.1B	$47.3B
Price/Earnings Ratio	21.5x	21.5x	20.7x
Price/Book Ratio	1.6x	1.6x	2.6x
Return on Equity	14.6%	14.6%	17.2%
Earnings Growth Rate	-0.2%	-0.2%	10.2%
Dividend Yield	3.2%	3.2%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term Reserves	0.5%	—	—

Volatility Measures
MSCI US
IMI/Energy		MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.36
Beta	1.00	0.97
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Coal & Consumable Fuels		0.3%
Integrated Oil & Gas		36.3
Oil & Gas Drilling		1.8
Oil & Gas Equipment & Services		16.2
Oil & Gas Exploration & Production		25.3
Oil & Gas Refining & Marketing		9.2
Oil & Gas Storage & Transportation		10.9

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	21.9%
Chevron Corp.	Integrated Oil & Gas	10.6
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	6.8
ConocoPhillips	Oil & Gas Exploration
	& Production	4.2
Kinder Morgan Inc.	Oil & Gas Storage
	& Transportation	4.2
Occidental
Petroleum Corp.	Integrated Oil & Gas	3.9
EOG Resources	Oil & Gas Exploration
Inc.	& Production	3.0
Phillips 66	Oil & Gas Refining
	& Marketing	3.0
Anadarko	Oil & Gas Exploration
Petroleum Corp.	& Production	2.5
Williams Cos. Inc.	Oil & Gas Storage
	& Transportation	2.4
Top Ten		62.5%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

27

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2015		of a $10,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund
ETF Shares Net Asset Value	-32.70%	6.33%	4.10%	$14,944
Energy Index Fund
ETF Shares Market Price	-32.67	6.36	4.12	14,969
Spliced US IMI/Energy 25/50	-32.63	6.44	4.16	15,033
Natural Resources Funds Average	-35.73	4.00	2.67	13,020
MSCI US IMI/2500	0.44	16.11	7.55	20,698
For a benchmark description, see the Glossary.
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund Admiral Shares	-32.66%	6.34%	4.09%	$149,311
Spliced US IMI/Energy 25/50	-32.63	6.44	4.16	150,332
MSCI US IMI/2500	0.44	16.11	7.55	206,975

See Financial Highlights for dividend and capital gains information.

28

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		-24.18%	9.87%	6.88%
Net Asset Value		-24.21	9.85	6.87
Admiral Shares	10/7/2004	-24.18	9.87	6.86

See Financial Highlights for dividend and capital gains information.

29

Cumulative Returns: ETF Shares, August 31, 2005–August 31, 2015

	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares Market Price	-32.67%	36.10%	49.69%
Energy Index Fund ETF Shares Net Asset Value	-32.70	35.90	49.44
Spliced US IMI/Energy 25/50	-32.63	36.64	50.33

Energy Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (18.0%)
	Oil & Gas Drilling (1.8%)
	Helmerich & Payne Inc.	334,479	19,738
	Ensco plc Class A	727,413	13,173
	Nabors Industries Ltd.	905,087	10,445
	Noble Corp. plc	750,581	9,772
	Patterson-UTI Energy Inc.	456,179	7,427
	Rowan Cos. plc Class A	367,972	6,612
^	Diamond Offshore Drilling
	Inc.	213,179	5,054
	Atwood Oceanics Inc.	190,301	3,637
*	Unit Corp.	148,648	2,259
*	Parker Drilling Co.	378,001	1,274
	Transocean Partners LLC	63,504	698
*	Pioneer Energy Services
	Corp.	202,610	671

	Oil & Gas Equipment & Services (16.2%)
	Schlumberger Ltd.	3,944,598	305,194
	Halliburton Co.	2,643,191	104,010
	Baker Hughes Inc.	1,350,306	75,617
	National Oilwell Varco Inc.	1,205,556	51,031
*	Cameron International
	Corp.	594,733	39,704
*	FMC Technologies Inc.	717,543	24,956
*	Weatherford International
	plc	2,406,661	24,428
	Core Laboratories NV	133,113	15,399
	Oceaneering International
	Inc.	306,457	13,429
*	Dril-Quip Inc.	120,965	8,339
	Superior Energy Services
	Inc.	467,067	7,431
	Exterran Holdings Inc.	205,051	4,577
*	Oil States International Inc.	152,215	4,318
	Bristow Group Inc.	108,473	4,020
*	McDermott International
	Inc.	740,944	3,764
*	SEACOR Holdings Inc.	53,654	3,461
	US Silica Holdings Inc.	165,445	3,325
*	Forum Energy
	Technologies Inc.	196,105	3,083
^	Tidewater Inc.	146,716	2,631
	RPC Inc.	203,337	2,363
*	Helix Energy Solutions
	Group Inc.	311,260	2,163
*	Hornbeck Offshore
	Services Inc.	99,169	1,959
^	Frank’s International NV	120,082	1,959
*	TETRA Technologies Inc.	248,693	1,912
*	Newpark Resources Inc.	260,884	1,912
	CARBO Ceramics Inc.	64,706	1,774
*	Matrix Service Co.	83,456	1,669
*	RigNet Inc.	41,230	1,189
*	Era Group Inc.	60,444	1,021
*	PHI Inc.	37,617	954

			Market
			Value•
		Shares	($000)
	Tesco Corp.	110,245	936
*	Natural Gas Services Group
	Inc.	39,797	863
*	C&J Energy Services Ltd.	146,733	813
^	Gulfmark Offshore Inc.	75,751	684
^,*	Fairmount Santrol Holdings
	Inc.	122,608	614
*	Basic Energy Services Inc.	113,978	594
*	Key Energy Services Inc.	424,234	302
*	ION Geophysical Corp.	394,135	205
			803,363
Oil, Gas & Consumable Fuels (82.0%)
	Coal & Consumable Fuels (0.3%)
	CONSOL Energy Inc.	710,254	10,817
^	Peabody Energy Corp.	860,773	2,324
*	Cloud Peak Energy Inc.	186,649	892
*	Westmoreland Coal Co.	46,399	705
^,*	Solazyme Inc.	186,785	495

	Integrated Oil & Gas (36.4%)
	Exxon Mobil Corp.	12,988,737	977,273
	Chevron Corp.	5,841,639	473,114
	Occidental Petroleum
	Corp.	2,386,224	174,218

	Oil & Gas Exploration & Production (25.3%)
	ConocoPhillips	3,830,093	188,249
	EOG Resources Inc.	1,705,263	133,539
	Anadarko Petroleum Corp. 1,577,872		112,944
	Pioneer Natural Resources
	Co.	463,834	57,079
	Apache Corp.	1,171,497	52,998
	Devon Energy Corp.	1,213,208	51,755
	Hess Corp.	803,433	47,764
	Noble Energy Inc.	1,331,753	44,494
*	Concho Resources Inc.	372,815	40,324
	EQT Corp.	473,322	36,834
	Marathon Oil Corp.	2,096,802	36,254
	Cimarex Energy Co.	291,039	32,163
	Cabot Oil & Gas Corp.	1,284,942	30,415
	Range Resources Corp.	525,529	20,296
*	Southwestern Energy Co. 1,195,333		19,412
*	Newfield Exploration Co.	505,349	16,833
	Murphy Oil Corp.	524,828	16,270
^	Chesapeake Energy Corp. 1,858,529		14,515
*	Diamondback Energy Inc.	195,767	13,369
	Energen Corp.	244,772	12,728
*	Whiting Petroleum Corp.	633,951	12,254
*	Gulfport Energy Corp.	331,511	11,878
*	Continental Resources Inc.	289,528	9,294
	QEP Resources Inc.	548,174	7,696
	SM Energy Co.	209,412	7,685
*	Cobalt International Energy
	Inc.	900,455	7,213
*	PDC Energy Inc.	124,310	6,984
^,*	Antero Resources Corp.	257,529	6,655
*	Carrizo Oil & Gas Inc.	151,711	5,527

			Market
			Value•
		Shares	($000)
*	Matador Resources Co.	238,433	5,462
*	WPX Energy Inc.	730,512	5,340
*	Memorial Resource
	Development Corp.	266,431	5,171
^,*	Laredo Petroleum Inc.	497,822	5,073
	Denbury Resources Inc.	1,110,191	4,818
*	Oasis Petroleum Inc.	388,813	4,339
*	Rice Energy Inc.	211,151	4,107
*	Parsley Energy Inc.
	Class A	236,896	4,075
*	RSP Permian Inc.	170,128	4,073
^,*	Ultra Petroleum Corp.	477,119	4,065
	California Resources Corp.	962,373	3,734
*	Synergy Resources Corp.	275,821	2,962
*	Kosmos Energy Ltd.	419,396	2,936
*	Gran Tierra Energy Inc.	887,207	2,209
*	Callon Petroleum Co.	194,289	1,782
^,*	Halcon Resources Corp.	1,094,418	1,259
^	LinnCo LLC	401,529	1,225
^,*	Sanchez Energy Corp.	171,121	1,102
*	Stone Energy Corp.	177,525	1,007
*	Bonanza Creek Energy Inc.	130,922	1,002
^,*	Northern Oil and Gas Inc.	163,610	987
*	Clayton Williams Energy Inc. 18,871		960
*	Bill Barrett Corp.	156,404	855
^,*	Triangle Petroleum Corp.	210,173	849
*	Ring Energy Inc.	78,790	808
*	Eclipse Resources Corp.	169,641	653
^,*	SandRidge Energy Inc.	1,179,710	629
*	Abraxas Petroleum Corp.	307,429	599
^	Energy XXI Ltd.	295,234	561
*	Jones Energy Inc. Class A	87,328	518
*	Contango Oil & Gas Co.	52,282	487
^	EXCO Resources Inc.	542,344	453
*	Magnum Hunter Resources
	Corp.	550,455	440
	W&T Offshore Inc.	121,327	433
^,*	Approach Resources Inc.	117,732	301
^,*	Penn Virginia Corp.	217,300	267

	Oil & Gas Refining & Marketing (9.2%)
	Phillips 66	1,684,761	133,214
	Valero Energy Corp.	1,580,207	93,769
	Marathon Petroleum Corp. 1,687,787		79,849
	Tesoro Corp.	390,953	35,972
	HollyFrontier Corp.	574,753	26,933
	Western Refining Inc.	237,407	10,213
	World Fuel Services Corp.	224,516	8,678
	PBF Energy Inc. Class A	267,390	8,000
	Delek US Holdings Inc.	167,028	5,138
	Green Plains Inc.	111,549	2,372
	CVR Energy Inc.	53,965	2,170
	Alon USA Energy Inc.	87,568	1,624
^,*	Clean Energy Fuels Corp.	226,730	1,206
*	REX American Resources
	Corp.	20,971	1,124
*	Renewable Energy Group
	Inc.	95,491	804

Energy Index Fund

		Market
		Value•
	Shares	($000)
Oil & Gas Storage & Transportation (10.8%)
Kinder Morgan Inc.	5,724,109	185,518
Williams Cos. Inc.	2,210,453	106,544
Spectra Energy Corp.	2,085,465	60,625
* Cheniere Energy Inc.	698,171	43,391
Columbia Pipeline Group
Inc.	986,138	25,008
ONEOK Inc.	648,871	23,366
Plains GP Holdings LP
Class A	694,379	13,603
Targa Resources Corp.	165,235	10,915
SemGroup Corp. Class A	136,300	7,497
* Enbridge Energy
Management LLC	167,389	4,712
EnLink Midstream LLC	152,745	3,645
		3,664,690
Other (0.0%)
*	Magnum Hunter Resources
Corp. Warrants Expire
4/15/2016	24,925	—
Total Common Stocks
(Cost $5,456,129)		4,468,053
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
[1,2] Vanguard Market
Liquidity Fund, 0.168%
(Cost $22,964)	22,964,000	22,964
Total Investments (100.5%)
(Cost $5,479,093)		4,491,017

		Amount
		($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard		403
Receivables for Investment Securities Sold		10,911
Receivables for Accrued Income		25,302
Receivables for Capital Shares Issued		532
Total Other Assets		37,148
Liabilities
Payables for Investment Securities
Purchased		(15,848)
Collateral for Securities on Loan		(22,964)
Payables for Capital Shares Redeemed		(101)
Payables to Vanguard		(2,011)
Other Liabilities		(18,315)
Total Liabilities		(59,239)
Net Assets (100%)		4,468,926

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	5,485,134
Undistributed Net Investment Income	88,123
Accumulated Net Realized Losses	(116,255)
Unrealized Appreciation (Depreciation)	(988,076)
Net Assets	4,468,926

ETF Shares—Net Assets
Applicable to 39,803,145 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,735,954
Net Asset Value Per Share—
ETF Shares	$93.86

Admiral Shares—Net Assets
Applicable to 15,633,036 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	732,972
Net Asset Value Per Share—
Admiral Shares	$46.89

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $21,294,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $22,964,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	117,330
Interest[1]	6
Securities Lending	1,435
Total Income	118,771
Expenses
The Vanguard Group—Note B
Investment Advisory Services	752
Management and Administrative—
ETF Shares	2,038
Management and Administrative—
Admiral Shares	390
Marketing and Distribution—
ETF Shares	533
Marketing and Distribution—
Admiral Shares	104
Custodian Fees	46
Auditing Fees	33
Shareholders’ Reports—ETF Shares	213
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	3
Total Expenses	4,126
Net Investment Income	114,645
Realized Net Gain (Loss)
Investment Securities Sold	170,012
Futures Contracts	6
Realized Net Gain (Loss)	170,018
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(1,906,933)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,622,270)
1 Interest income from an affiliated company of the fund was $6,000.

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	114,645	65,317
Realized Net Gain (Loss)	170,018	145,782
Change in Unrealized Appreciation (Depreciation)	(1,906,933)	485,296
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,622,270)	696,395
Distributions
Net Investment Income
ETF Shares	(62,233)	(44,452)
Admiral Shares	(10,925)	(9,355)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(73,158)	(53,807)
Capital Share Transactions
ETF Shares	1,710,890	664,185
Admiral Shares	411,258	20,148
Net Increase (Decrease) from Capital Share Transactions	2,122,148	684,333
Total Increase (Decrease)	426,720	1,326,921
Net Assets
Beginning of Period	4,042,206	2,715,285
End of Period[1]	4,468,926	4,042,206
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $88,123,000 and $46,636,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$142.26	$116.47	$103.35	$100.41	$75.20
Investment Operations
Net Investment Income	2.953[1]	2.329	2.215	1.827	1.417
Net Realized and Unrealized Gain (Loss)
on Investments	(49.144)	25.655	12.899	2.731	25.040
Total from Investment Operations	(46.191)	27.984	15.114	4.558	26.457
Distributions
Dividends from Net Investment Income	(2.209)	(2.194)	(1.994)	(1.618)	(1.247)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.209)	(2.194)	(1.994)	(1.618)	(1.247)
Net Asset Value, End of Period	$93.86	$142.26	$116.47	$103.35	$100.41

Total Return	-32.70%	24.31%	14.85%	4.60%	35.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,736	$3,467	$2,255	$1,917	$1,782
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.65%	1.98%	2.02%	1.81%	1.48%
Portfolio Turnover Rate[2]	4%	4%	9%	12%	11%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$71.06	$58.18	$51.63	$50.17	$37.58
Investment Operations
Net Investment Income	1.495[1]	1.164	1.108	.913	.708
Net Realized and Unrealized Gain (Loss)
on Investments	(24.561)	12.815	6.439	1.358	12.508
Total from Investment Operations	(23.066)	13.979	7.547	2.271	13.216
Distributions
Dividends from Net Investment Income	(1.104)	(1.099)	(. 997)	(.811)	(. 626)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.104)	(1.099)	(. 997)	(.811)	(. 626)
Net Asset Value, End of Period	$46.89	$71.06	$58.18	$51.63	$50.17

Total Return [2]	-32.66%	24.32%	14.86%	4.61%	35.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$733	$575	$460	$254	$237
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.65%	1.98%	2.02%	1.81%	1.48%
Portfolio Turnover Rate[3]	4%	4%	9%	12%	11%

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction and account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering

Energy Index Fund

the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $403,000, representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Energy Index Fund

During the year ended August 31, 2015, the fund realized $212,556,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $90,056,000 of ordinary income available for distribution. At August 31, 2015, the fund had available capital losses totaling $116,246,000 to offset future net capital gains. Of this amount, $68,284,000 is subject to expiration dates; $37,585,000 may be used to offset future net capital gains through August 31, 2018, and $30,699,000 through August 31, 2019. Capital losses of $47,962,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2015, the cost of investment securities for tax purposes was $5,479,102,000.

Net unrealized depreciation of investment securities for tax purposes was $988,085,000, consisting of unrealized gains of $122,661,000 on securities that had risen in value since their purchase and $1,110,746,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $3,032,621,000 of investment securities and sold $869,908,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,251,951,000 and $689,238,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	2,405,860	21,906	995,909	7,611
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(694,970)	(6,475)	(331,724)	(2,600)
Net Increase (Decrease)—ETF Shares	1,710,890	15,431	664,185	5,011
Admiral Shares
Issued	563,402	10,293	202,436	3,067
Issued in Lieu of Cash Distributions	9,612	178	8,197	133
Redeemed	(161,756)	(2,931)	(190,485)	(3,018)
Net Increase (Decrease) —Admiral Shares	411,258	7,540	20,148	182

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VFH	VFAIX
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		2.37%	2.37%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	561	560	2,491
Median Market Cap	$28.9B	$28.9B	$47.3B
Price/Earnings Ratio	15.9x	15.9x	20.7x
Price/Book Ratio	1.4x	1.4x	2.6x
Return on Equity	10.1%	10.1%	17.2%
Earnings Growth Rate	13.9%	13.9%	10.2%
Dividend Yield	2.4%	2.4%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Financials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.81
Beta		1.00	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Asset Management & Custody Banks	6.4%
Consumer Finance	4.6
Diversified Banks	24.0
Diversified REITs	1.3
Health Care REITs	2.2
Hotel & Resort REITs	1.2
Insurance Brokers	1.9
Investment Banking & Brokerage	5.3
Life & Health Insurance	4.5
Mortgage REITs	1.5
Multi-line Insurance	3.5
Multi-Sector Holdings	4.3
Office REITs	2.4
Property & Casualty Insurance	6.5
Regional Banks	10.3
Reinsurance	1.2
Residential REITs	3.0
Retail REITs	4.3
Specialized Finance	3.2
Specialized REITs	5.1
Thrifts & Mortgage Finance	1.1
Other Financials	2.2

Ten Largest Holdings (% of total net assets)

Wells Fargo & Co.	Diversified Banks	6.8%
JPMorgan Chase
& Co.	Diversified Banks	6.2
Bank of America
Corp.	Diversified Banks	4.5
Citigroup Inc.	Diversified Banks	4.3
Berkshire
Hathaway Inc.	Multi-Sector Holdings	4.1
American
International
Group Inc.	Multi-line Insurance	2.1
US Bancorp	Diversified Banks	2.0
Goldman Sachs	Investment Banking
Group Inc.	& Brokerage	1.9
American
Express Co.	Consumer Finance	1.8
Simon Property
Group Inc.	Retail REITs	1.5
Top Ten		35.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2015		of a $10,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund
ETF Shares Net Asset Value	2.63%	13.48%	1.21%	$11,273
Financials Index Fund
ETF Shares Market Price	2.61	13.52	1.23	11,300
Spliced US IMI/Financials 25/50	2.70	13.59	1.26	11,330
Financial Services Funds Average	2.43	13.10	1.40	11,490
MSCI US IMI/2500	0.44	16.11	7.55	20,698
For a benchmark description, see the Glossary.
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund Admiral Shares	2.64%	13.49%	1.19%	$112,542
Spliced US IMI/Financials 25/50	2.70	13.59	1.26	113,297
MSCI US IMI/2500	0.44	16.11	7.55	206,975

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financials Index Fund ETF Shares Net Asset Value Spliced US IMI/Financials 25/50

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2005–August 31, 2015

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares Market Price	2.61%	88.49%	13.00%
Financials Index Fund ETF Shares Net Asset Value	2.63	88.19	12.73
Spliced US IMI/Financials 25/50	2.70	89.11	13.30

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		9.06%	14.16%	1.62%
Net Asset Value		8.97	14.16	1.61
Admiral Shares	2/4/2004	8.96	14.16	1.60

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Banks (34.3%)
	Wells Fargo & Co.	4,217,633	224,926
	JPMorgan Chase & Co.	3,199,697	205,101
	Bank of America Corp.	9,054,963	147,958
	Citigroup Inc.	2,616,107	139,909
	US Bancorp	1,528,726	64,742
	PNC Financial Services
	Group Inc.	446,546	40,689
	BB&T Corp.	672,019	24,811
	SunTrust Banks Inc.	445,028	17,966
	Fifth Third Bancorp	698,368	13,911
	M&T Bank Corp.	103,012	12,180
	Regions Financial Corp.	1,155,589	11,082
	KeyCorp	731,371	10,049
	Citizens Financial Group Inc.	370,972	9,208
	Huntington Bancshares Inc.	698,339	7,619
	First Republic Bank	122,729	7,402
	Comerica Inc.	153,869	6,770
	CIT Group Inc.	150,194	6,524
*	Signature Bank	43,294	5,779
*	SVB Financial Group	43,982	5,501
	Zions Bancorporation	174,525	5,061
	East West Bancorp Inc.	123,522	4,992
	People’s United Financial
	Inc.	265,012	4,108
	City National Corp.	43,156	3,788
	PacWest Bancorp	84,360	3,597
	Investors Bancorp Inc.	300,627	3,541
	Synovus Financial Corp.	114,776	3,493
	Commerce Bancshares Inc.	74,636	3,344
	BankUnited Inc.	89,210	3,179
	Umpqua Holdings Corp.	189,548	3,167
	Cullen/Frost Bankers Inc.	48,972	3,167
	Prosperity Bancshares Inc.	57,310	2,961
	First Horizon National Corp.	202,287	2,939
	Bank of the Ozarks Inc.	67,442	2,819
	First Niagara Financial
	Group Inc.	304,290	2,815
	Webster Financial Corp.	78,034	2,761
*	Popular Inc.	88,963	2,612
	FirstMerit Corp.	142,990	2,568
	PrivateBancorp Inc.	64,516	2,442
	Associated Banc-Corp	131,593	2,416
	Bank of Hawaii Corp.	37,934	2,354
*	Western Alliance Bancorp	74,566	2,276
	United Bankshares Inc.	60,013	2,246
	MB Financial Inc.	65,198	2,148
	TCF Financial Corp.	137,817	2,139
*	Texas Capital Bancshares
	Inc.	39,681	2,137
	IBERIABANK Corp.	33,005	2,010
	Home BancShares Inc.	52,662	2,007
	Wintrust Financial Corp.	38,647	1,971
	Cathay General Bancorp	65,174	1,931
	Valley National Bancorp	201,193	1,903
	FNB Corp.	150,472	1,890
	Hancock Holding Co.	67,098	1,884

			Market
			Value•
		Shares	($000)
	Fulton Financial Corp.	152,326	1,852
	BancorpSouth Inc.	74,248	1,764
	UMB Financial Corp.	33,664	1,688
	Glacier Bancorp Inc.	64,629	1,681
	South State Corp.	20,724	1,557
	Columbia Banking System
	Inc.	49,849	1,511
	First Citizens BancShares
	Inc. Class A	6,169	1,463
	National Penn Bancshares
	Inc.	119,690	1,438
	Sterling Bancorp	101,121	1,419
	CVB Financial Corp.	86,082	1,399
	Pinnacle Financial Partners
	Inc.	29,443	1,396
	Old National Bancorp	100,793	1,391
^	First Financial Bankshares
	Inc.	44,263	1,378
*	Hilltop Holdings Inc.	65,007	1,342
	BOK Financial Corp.	20,815	1,317
	Trustmark Corp.	55,457	1,277
	Community Bank System
	Inc.	35,350	1,261
	International Bancshares
	Corp.	48,570	1,246
	Great Western Bancorp Inc.	47,316	1,191
	First Midwest Bancorp Inc.	66,694	1,176
	LegacyTexas Financial
	Group Inc.	38,665	1,095
*	Eagle Bancorp Inc.	25,823	1,082
	Simmons First National
	Corp. Class A	24,479	1,074
	Renasant Corp.	32,786	1,028
	NBT Bancorp Inc.	38,399	995
	Westamerica
	Bancorporation	21,905	989
	BBCN Bancorp Inc.	67,903	988
	Independent Bank Corp.	21,485	973
	First Financial Bancorp	52,546	969
	Park National Corp.	11,232	946
	Talmer Bancorp Inc.
	Class A	56,899	925
	WesBanco Inc.	29,526	909
	Union Bankshares Corp.	38,476	908
	Chemical Financial Corp.	28,373	906
*	FCB Financial Holdings Inc.
	Class A	27,198	897
	S&T Bancorp Inc.	28,490	852
	Boston Private Financial
	Holdings Inc.	70,997	845
	Banner Corp.	18,292	812
	United Community Banks
	Inc.	40,806	799
	First Merchants Corp.	30,570	795
	Ameris Bancorp	27,781	758
*	Capital Bank Financial Corp.	23,615	727
	ServisFirst Bancshares Inc.	18,850	707

			Market
			Value•
		Shares	($000)
	First Commonwealth
	Financial Corp.	76,647	678
	Berkshire Hills Bancorp Inc.	24,239	678
	Hanmi Financial Corp.	27,888	676
	Towne Bank	35,474	651
	Wilshire Bancorp Inc.	59,705	638
	Tompkins Financial Corp.	11,761	617
	City Holding Co.	12,952	617
	Cardinal Financial Corp.	27,388	611
	State Bank Financial Corp.	30,055	607
	Lakeland Financial Corp.	14,344	589
	Central Pacific Financial
	Corp.	26,883	558
	Sandy Spring Bancorp Inc.	21,426	550
*	Customers Bancorp Inc.	22,075	541
	CenterState Banks Inc.	39,127	541
	National Bank Holdings
	Corp. Class A	26,018	525
	Heartland Financial USA Inc.	13,976	508
	Southside Bancshares Inc.	19,318	503
	Flushing Financial Corp.	24,199	483
	Washington Trust Bancorp
	Inc.	12,486	482
	Opus Bank	13,063	481
*	First NBC Bank Holding Co.	13,659	478
	First Interstate BancSystem
	Inc. Class A	17,891	477
	Community Trust Bancorp
	Inc.	13,300	467
*	Square 1 Financial Inc.
	Class A	18,474	466
	ConnectOne Bancorp Inc.	24,104	462
	Stock Yards Bancorp Inc.	12,332	435
	TriCo Bancshares	18,182	432
	First Busey Corp.	63,574	407
*	First BanCorp	100,103	401
	Enterprise Financial
	Services Corp.	15,754	377
	CoBiz Financial Inc.	29,142	375
	BancFirst Corp.	6,191	374
	Independent Bank Group
	Inc.	8,790	373
	MainSource Financial Group
	Inc.	17,867	370
	Lakeland Bancorp Inc.	31,997	354
	Blue Hills Bancorp Inc.	24,313	344
	1st Source Corp.	11,440	343
	OFG Bancorp	38,659	334
	Univest Corp. of
	Pennsylvania	17,125	331
	Great Southern Bancorp Inc.	8,104	326
	Bryn Mawr Bank Corp.	10,653	316
	German American Bancorp
	Inc.	10,733	311
	Financial Institutions Inc.	11,210	278
	First of Long Island Corp.	10,508	268
	Arrow Financial Corp.	9,651	266
	Southwest Bancorp Inc.	15,884	265

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Metro Bancorp Inc.	9,074	260
	First Bancorp	15,197	259
	First Financial Corp.	7,681	253
*	Bancorp Inc.	30,373	223
	Republic Bancorp Inc.
	Class A	8,663	216
*	Sun Bancorp Inc.	8,710	173
			1,127,067
Capital Markets (11.7%)
	Goldman Sachs Group Inc.	335,244	63,227
	Morgan Stanley	1,273,951	43,888
	Bank of New York Mellon
	Corp.	966,958	38,485
	BlackRock Inc.	106,445	32,196
	Charles Schwab Corp.	1,019,334	30,967
	State Street Corp.	354,895	25,524
	Ameriprise Financial Inc.	156,368	17,618
	T. Rowe Price Group Inc.	224,699	16,151
	Franklin Resources Inc.	346,933	14,079
	Northern Trust Corp.	191,311	13,361
	Invesco Ltd.	371,371	12,667
*	Affiliated Managers Group
	Inc.	47,101	8,782
	TD Ameritrade Holding
	Corp.	234,240	7,838
*	E*TRADE Financial Corp.	249,999	6,572
	SEI Investments Co.	121,718	6,157
	Raymond James Financial
	Inc.	111,623	5,915
	Legg Mason Inc.	85,939	3,810
	Eaton Vance Corp.	101,422	3,516
	LPL Financial Holdings Inc.	74,790	3,008
	Waddell & Reed Financial
	Inc. Class A	72,673	2,839
	NorthStar Asset
	Management Group Inc.	166,189	2,792
*	Stifel Financial Corp.	55,691	2,595
	Federated Investors Inc.
	Class B	81,077	2,513
	Janus Capital Group Inc.	128,880	1,918
	Interactive Brokers Group
	Inc.	48,010	1,917
	WisdomTree Investments
	Inc.	100,511	1,885
	Evercore Partners Inc.
	Class A	29,984	1,571
	BGC Partners Inc. Class A	173,134	1,518
	Financial Engines Inc.	44,699	1,451
	Artisan Partners Asset
	Management Inc. Class A	30,025	1,227
	HFF Inc. Class A	28,965	1,052
	Greenhill & Co. Inc.	23,378	821
	Virtus Investment Partners
	Inc.	6,113	703
	OM Asset Management plc	36,182	598
*	Piper Jaffray Cos.	14,276	598
	Cohen & Steers Inc.	17,518	525
*,^	Walter Investment
	Management Corp.	31,942	525
	Diamond Hill Investment
	Group Inc.	2,544	495
*	Cowen Group Inc. Class A	87,821	465
	Investment Technology
	Group Inc.	26,687	438
	Moelis & Co. Class A	15,511	423
*	KCG Holdings Inc. Class A	36,359	418
	Westwood Holdings Group
	Inc.	6,436	357
*	INTL. FCStone Inc.	12,938	342

			Market
			Value•
		Shares	($000)
	Arlington Asset
	Investment Corp.
	Class A	20,164	336
*	Safeguard Scientifics Inc.	17,087	299
	GAMCO Investors Inc.	4,123	241
*	Ladenburg Thalmann
	Financial Services Inc.	86,774	227
	Oppenheimer Holdings Inc.
	Class A	8,890	177
	Pzena Investment
	Management Inc.
	Class A	10,848	110
*,^	RCS Capital Corp. Class A	30,805	63
	Fifth Street Asset
	Management Inc.	5,138	43
			385,243
Consumer Finance (4.7%)
	American Express Co.	788,168	60,468
	Capital One Financial Corp.	471,104	36,628
	Discover Financial Services	381,452	20,495
*	Ally Financial Inc.	373,797	8,171
*	Synchrony Financial	144,109	4,748
	Navient Corp.	335,416	4,290
*	SLM Corp.	364,790	3,094
*	PRA Group Inc.	41,817	2,229
*	Springleaf Holdings Inc.
	Class A	46,514	2,082
*	Santander Consumer USA
	Holdings Inc.	90,575	2,034
*	LendingClub Corp.	159,924	2,007
*	Credit Acceptance Corp.	6,215	1,267
*	First Cash Financial
	Services Inc.	24,259	1,001
	Nelnet Inc. Class A	22,766	857
*	Encore Capital Group Inc.	20,871	848
	Cash America International
	Inc.	23,687	654
*	Green Dot Corp. Class A	32,832	581
*	Enova International Inc.	22,265	290
*	Ezcorp Inc. Class A	43,301	274
*	World Acceptance Corp.	5,675	213
			152,231
Diversified Financial Services (7.8%)
*	Berkshire Hathaway Inc.
	Class B	1,005,387	134,762
	CME Group Inc.	276,515	26,114
	McGraw Hill Financial Inc.	236,052	22,895
	Intercontinental Exchange
	Inc.	95,971	21,921
	Moody’s Corp.	156,978	16,060
	Voya Financial Inc.	197,468	8,507
	Leucadia National Corp.	285,040	6,117
	MSCI Inc. Class A	87,231	5,279
	NASDAQ OMX Group Inc.	102,084	5,226
	CBOE Holdings Inc.	71,920	4,549
	MarketAxess Holdings Inc.	32,262	2,917
*	PHH Corp.	43,715	708
*	PICO Holdings Inc.	19,213	249
*	NewStar Financial Inc.	18,849	215
			255,519
Insurance (17.6%)
	American International
	Group Inc.	1,149,769	69,377
	MetLife Inc.	817,717	40,968
	Prudential Financial Inc.	390,518	31,515
	ACE Ltd.	281,523	28,760
	Travelers Cos. Inc.	274,742	27,351
	Marsh & McLennan Cos.
	Inc.	464,366	24,950

			Market
			Value•
		Shares	($000)
	Chubb Corp.	198,055	23,927
	Aon plc	242,952	22,701
	Aflac Inc.	374,097	21,922
	Allstate Corp.	352,620	20,551
	Hartford Financial Services
	Group Inc.	362,028	16,635
	Progressive Corp.	505,826	15,155
	Principal Financial Group
	Inc.	254,083	12,793
	Lincoln National Corp.	218,136	11,079
*	Markel Corp.	12,011	9,894
	XL Group plc Class A	264,385	9,859
	Loews Corp.	256,161	9,337
	FNF Group	217,247	7,910
*	Arch Capital Group Ltd.	106,860	7,296
	Unum Group	215,116	7,215
	Cincinnati Financial Corp.	134,416	7,034
	Everest Re Group Ltd.	38,406	6,752
*	Alleghany Corp.	13,825	6,495
	HCC Insurance Holdings Inc.	82,483	6,373
	Torchmark Corp.	108,688	6,354
	Arthur J Gallagher & Co.	144,821	6,332
	Willis Group Holdings plc	139,016	5,990
	PartnerRe Ltd.	41,228	5,706
	Reinsurance Group of
	America Inc. Class A	57,009	5,181
	Axis Capital Holdings Ltd.	86,835	4,863
	WR Berkley Corp.	86,027	4,670
	Assurant Inc.	58,508	4,350
	American Financial Group
	Inc.	60,369	4,169
	StanCorp Financial Group
	Inc.	36,420	4,141
	RenaissanceRe Holdings
	Ltd.	39,526	4,030
	White Mountains Insurance
	Group Ltd.	5,170	3,719
	First American Financial
	Corp.	93,521	3,634
	Endurance Specialty
	Holdings Ltd.	53,849	3,433
	Old Republic International
	Corp.	213,531	3,355
	Brown & Brown Inc.	103,225	3,309
	Allied World Assurance Co.
	Holdings AG	82,533	3,296
	Assured Guaranty Ltd.	130,040	3,285
	Validus Holdings Ltd.	72,967	3,231
	CNO Financial Group Inc.	169,761	3,037
	Hanover Insurance Group
	Inc.	38,337	3,025
	Aspen Insurance Holdings
	Ltd.	53,072	2,437
	ProAssurance Corp.	47,421	2,287
*	Genworth Financial Inc.
	Class A	428,239	2,218
	Symetra Financial Corp.	70,183	2,209
	Primerica Inc.	44,204	1,878
	AmTrust Financial Services
	Inc.	32,039	1,863
	Erie Indemnity Co. Class A	21,953	1,800
	RLI Corp.	33,279	1,734
	American Equity Investment
	Life Holding Co.	70,239	1,704
	Selective Insurance Group
	Inc.	48,696	1,476
	Argo Group International
	Holdings Ltd.	24,204	1,355
*	Enstar Group Ltd.	8,954	1,308

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Kemper Corp.	36,321	1,287
	Mercury General Corp.	23,592	1,200
	Horace Mann Educators
	Corp.	34,911	1,160
*	FNFV Group	68,233	987
*	MBIA Inc.	132,368	929
	Infinity Property & Casualty
	Corp.	10,012	774
	AMERISAFE Inc.	16,478	770
*	Navigators Group Inc.	9,868	750
	National General Holdings
	Corp.	40,196	737
*	Third Point Reinsurance Ltd.	50,158	702
*	Greenlight Capital Re Ltd.
	Class A	27,223	694
	Maiden Holdings Ltd.	47,695	683
	Stewart Information Services
	Corp.	17,501	678
	Universal Insurance Holdings
	Inc.	27,136	668
*	Ambac Financial Group Inc.	38,155	620
	United Fire Group Inc.	18,469	613
	Employers Holdings Inc.	26,871	593
	Safety Insurance Group Inc.	11,224	590
	FBL Financial Group Inc.
	Class A	9,766	557
	National Western Life
	Insurance Co. Class A	2,022	460
*	Heritage Insurance Holdings
	Inc.	21,706	381
	HCI Group Inc.	8,069	321
	State Auto Financial Corp.	13,805	302
	James River Group Holdings
	Ltd.	9,802	271
	OneBeacon Insurance Group
	Ltd. Class A	18,380	266
*,^	Citizens Inc. Class A	40,590	255
	State National Cos. Inc.	26,481	252
	Fidelity & Guaranty Life	10,117	250
*	Global Indemnity plc	7,515	202
	United Insurance Holdings
	Corp.	15,083	198
	National Interstate Corp.	6,387	177
	Baldwin & Lyons Inc.	7,365	169
	EMC Insurance Group Inc.	7,143	163
	Kansas City Life Insurance
	Co.	3,119	144
	Donegal Group Inc. Class A	8,031	115
	Crawford & Co. Class B	9,270	59
			576,205
Real Estate Investment Trusts (REITs) (21.8%)
	Simon Property Group Inc.	268,358	48,122
	American Tower
	Corporation	364,783	33,629
	Public Storage	126,713	25,504
	Crown Castle International
	Corp.	287,762	23,996
	Equity Residential	313,780	22,357
	Health Care REIT Inc.	302,349	19,154
	AvalonBay Communities
	Inc.	113,940	18,807
	Prologis Inc.	451,869	17,171
	Ventas Inc.	285,338	15,699
	Boston Properties Inc.	132,071	14,974
	HCP Inc.	398,152	14,756
	Equinix Inc.	49,090	13,243
	Vornado Realty Trust	146,134	12,741
	General Growth Properties
	Inc.	496,146	12,592
	Weyerhaeuser Co.	446,367	12,471

			Market
			Value•
		Shares	($000)
	Essex Property Trust Inc.	56,352	12,094
	Host Hotels & Resorts Inc.	653,263	11,582
	Realty Income Corp.	200,535	8,962
	SL Green Realty Corp.	85,951	8,897
	Macerich Co.	115,894	8,829
	Annaly Capital Management
	Inc.	817,242	8,221
	Kimco Realty Corp.	355,305	8,190
	Federal Realty Investment
	Trust	59,276	7,651
	Digital Realty Trust Inc.	117,003	7,409
	UDR Inc.	223,330	7,214
	Extra Space Storage Inc.	95,450	7,014
*	VEREIT Inc.	781,727	6,363
	Plum Creek Timber Co. Inc.	151,812	5,843
	American Capital Agency
	Corp.	304,534	5,826
	Camden Property Trust	74,631	5,376
	Duke Realty Corp.	297,161	5,367
	Alexandria Real Estate
	Equities Inc.	62,106	5,341
	Mid-America Apartment
	Communities Inc.	65,047	5,112
	Kilroy Realty Corp.	75,927	4,925
	WP Carey Inc.	85,559	4,917
	Iron Mountain Inc.	172,235	4,881
	Apartment Investment &
	Management Co.	134,786	4,856
	Regency Centers Corp.	80,992	4,804
	Omega Healthcare Investors
	Inc.	141,172	4,769
	Starwood Property Trust
	Inc.	205,383	4,371
	NorthStar Realty Finance
	Corp.	299,014	4,201
	DDR Corp.	264,089	4,038
	National Retail Properties
	Inc.	115,545	4,015
	Liberty Property Trust	128,238	3,942
	Equity LifeStyle Properties
	Inc.	69,122	3,854
	Lamar Advertising Co.
	Class A	70,516	3,761
	Home Properties Inc.	49,825	3,698
	Taubman Centers Inc.	53,204	3,671
	Spirit Realty Capital Inc.	380,677	3,655
	CubeSmart	142,691	3,609
	Brixmor Property Group Inc.	153,948	3,513
	Hospitality Properties Trust	129,743	3,337
	American Campus
	Communities Inc.	96,520	3,306
	Douglas Emmett Inc.	119,396	3,299
	BioMed Realty Trust Inc.	175,318	3,243
	Weingarten Realty Investors	101,528	3,212
	Senior Housing Properties
	Trust	202,071	3,173
	RLJ Lodging Trust	113,372	3,122
	Highwoods Properties Inc.	81,139	3,078
	LaSalle Hotel Properties	97,275	3,060
*	Strategic Hotels & Resorts
	Inc.	224,987	3,035
	Two Harbors Investment
	Corp.	315,513	2,985
	Corrections Corp. of
	America	100,589	2,955
	Sun Communities Inc.	43,784	2,855
	New Residential Investment
	Corp.	198,827	2,815
	Retail Properties of America
	Inc.	204,258	2,788

			Market
			Value•
		Shares	($000)
	Sovran Self Storage Inc.	30,513	2,738
*	Equity Commonwealth	106,440	2,734
	Outfront Media Inc.	118,047	2,671
	Post Properties Inc.	47,140	2,610
	Tanger Factory Outlet
	Centers Inc.	82,126	2,598
	Healthcare Trust of America
	Inc. Class A	107,887	2,590
	Rayonier Inc.	109,312	2,514
	EPR Properties	49,096	2,499
	Sunstone Hotel Investors
	Inc.	179,856	2,487
	Gaming and Leisure
	Properties Inc.	79,969	2,474
	DCT Industrial Trust Inc.	76,235	2,448
	Pebblebrook Hotel Trust	62,123	2,364
	Chimera Investment Corp.	168,387	2,359
	Medical Properties Trust
	Inc.	201,423	2,351
	American Homes 4 Rent
	Class A	145,641	2,327
*	Care Capital Properties Inc.	71,187	2,263
	MFA Financial Inc.	318,187	2,262
	Paramount Group Inc.	137,099	2,254
	Piedmont Office Realty
	Trust Inc. Class A	132,716	2,251
	Columbia Property Trust Inc.	102,371	2,189
	CBL & Associates Properties
	Inc.	146,225	2,176
	Blackstone Mortgage Trust
	Inc. Class A	75,321	2,086
	Communications Sales &
	Leasing Inc.	103,202	2,074
	Colony Capital Inc. Class A	95,487	2,073
	DiamondRock Hospitality
	Co.	173,279	2,038
	Ryman Hospitality Properties
	Inc.	39,663	2,032
	Healthcare Realty Trust Inc.	86,654	1,984
	WP GLIMCHER Inc.	159,870	1,936
	GEO Group Inc.	64,018	1,922
	Brandywine Realty Trust	155,022	1,879
	Hudson Pacific Properties
	Inc.	65,500	1,860
	First Industrial Realty Trust
	Inc.	94,973	1,842
	Urban Edge Properties	85,915	1,796
	Acadia Realty Trust	59,036	1,745
	Corporate Office Properties
	Trust	81,580	1,716
	National Health Investors Inc.	30,917	1,704
	Kite Realty Group Trust	71,574	1,683
	CyrusOne Inc.	52,772	1,671
	Cousins Properties Inc.	177,562	1,628
	Equity One Inc.	67,056	1,576
	DuPont Fabros Technology
	Inc.	56,761	1,517
	EastGroup Properties Inc.	27,863	1,505
	Empire State Realty Trust
	Inc.	91,388	1,481
	Lexington Realty Trust	182,416	1,472
	Chesapeake Lodging Trust	50,758	1,467
	Invesco Mortgage Capital
	Inc.	106,285	1,445
	Washington REIT	58,683	1,444
	Chambers Street Properties	204,565	1,385
	Mack-Cali Realty Corp.	73,265	1,372
	Hatteras Financial Corp.	83,757	1,359
	Retail Opportunity
	Investments Corp.	84,980	1,354

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Sabra Health Care REIT Inc.	55,994	1,342
	New York REIT Inc.	139,653	1,338
	PS Business Parks Inc.	17,349	1,266
	LTC Properties Inc.	30,924	1,261
	Monogram Residential Trust
	Inc.	135,144	1,251
	Education Realty Trust Inc.	41,542	1,215
	QTS Realty Trust Inc.
	Class A	29,916	1,202
	Pennsylvania REIT	59,355	1,178
	Potlatch Corp.	35,372	1,168
	Parkway Properties Inc.	71,175	1,127
	CoreSite Realty Corp.	23,121	1,126
	American Assets Trust Inc.	28,427	1,095
	Gramercy Property Trust Inc.	49,425	1,093
	CYS Investments Inc.	136,334	1,065
	Select Income REIT	56,693	1,052
	Redwood Trust Inc.	71,410	1,042
	Ramco-Gershenson
	Properties Trust	66,878	1,037
	PennyMac Mortgage
	Investment Trust	64,276	969
	Government Properties
	Income Trust	61,091	968
	STAG Industrial Inc.	55,266	943
	Hersha Hospitality Trust
	Class A	38,165	933
	FelCor Lodging Trust Inc.	114,390	923
*	iStar Inc.	72,785	908
	Summit Hotel Properties Inc.	74,392	902
	Physicians Realty Trust	60,672	880
	STORE Capital Corp.	43,277	872
	Capstead Mortgage Corp.	83,579	871
	Apollo Commercial Real
	Estate Finance Inc.	50,437	826
	New Senior Investment
	Group Inc.	72,160	822
	Franklin Street Properties
	Corp.	78,518	817
	ARMOUR Residential REIT
	Inc.	37,967	811
	Starwood Waypoint
	Residential Trust	32,905	793
	Chatham Lodging Trust	33,177	761
	Altisource Residential Corp.	49,434	755
	Terreno Realty Corp.	36,607	745
	Alexander’s Inc.	2,008	729
	Investors Real Estate Trust	102,798	688
	American Capital Mortgage
	Investment Corp.	44,972	687
	Ashford Hospitality Trust Inc.	84,104	651
	Inland Real Estate Corp.	77,150	649
	Rexford Industrial Realty Inc.	47,735	617
	New York Mortgage Trust
	Inc.	91,752	600
	Rouse Properties Inc.	34,585	537
	First Potomac Realty Trust	50,223	528
	Saul Centers Inc.	10,584	522
	Universal Health Realty
	Income Trust	11,074	509
	Ladder Capital Corp.	31,430	490
	Silver Bay Realty Trust
	Corp.	29,645	464
	Anworth Mortgage Asset
	Corp.	90,870	457
	United Development
	Funding IV	26,142	457
	Western Asset Mortgage
	Capital Corp.	35,410	453

			Market
			Value•
		Shares	($000)
	American Residential
	Properties Inc.	26,359	447
	CareTrust REIT Inc.	39,676	445
	Agree Realty Corp.	15,567	443
	Monmouth Real Estate
	Investment Corp.	45,607	434
	Urstadt Biddle Properties
	Inc. Class A	23,534	422
	RAIT Financial Trust	78,215	406
	AG Mortgage Investment
	Trust Inc.	24,151	399
	Apollo Residential Mortgage
	Inc.	27,414	383
	Cedar Realty Trust Inc.	61,096	382
	Winthrop Realty Trust	26,447	379
	Resource Capital Corp.	112,182	363
	Getty Realty Corp.	22,639	357
	Ashford Hospitality Prime
	Inc.	24,897	344
	CatchMark Timber Trust
	Inc. Class A	34,107	343
	Dynex Capital Inc.	44,231	296
	Ares Commercial Real
	Estate Corp.	23,575	295
	Campus Crest Communities
	Inc.	54,714	283
	Newcastle Investment Corp.	55,818	274
	One Liberty Properties Inc.	10,989	240
	Arbor Realty Trust Inc.	34,302	219
			716,004
Real Estate Management & Development (1.0%)
*	CBRE Group Inc. Class A	258,259	8,269
	Jones Lang LaSalle Inc.	38,710	5,763
*	Realogy Holdings Corp.	126,527	5,099
*	Forest City Enterprises Inc.
	Class A	197,355	4,249
*	Howard Hughes Corp.	30,869	3,877
	Kennedy-Wilson Holdings
	Inc.	73,052	1,750
	Alexander & Baldwin Inc.	39,660	1,342
*	St. Joe Co.	60,333	1,053
*	Marcus & Millichap Inc.	12,797	543
*	Forestar Group Inc.	29,393	380
	RE/MAX Holdings Inc.	10,011	367
*	Altisource Portfolio
	Solutions SA	12,739	343
*	Tejon Ranch Co.	13,248	313
*	FRP Holdings Inc.	5,354	167
*	Altisource Asset
	Management Corp.	1,081	42
*	Tejon Ranch Co.
	Warrants Exp. 08/31/2016	1,227	—
			33,557
Thrifts & Mortgage Finance (1.1%)
	New York Community
	Bancorp Inc.	382,046	6,747
	Hudson City Bancorp Inc.	409,480	3,808
*	MGIC Investment Corp.	291,827	3,082
	Radian Group Inc.	165,213	2,971
	Washington Federal Inc.	81,699	1,854
*	Essent Group Ltd.	51,722	1,386
	Capitol Federal Financial Inc.	114,738	1,383
	EverBank Financial Corp.	69,212	1,369
*	BofI Holding Inc.	11,330	1,312
	Astoria Financial Corp.	77,595	1,255
	TFS Financial Corp.	63,571	1,091
	Northwest Bancshares Inc.	83,285	1,069
	Provident Financial Services
	Inc.	50,153	950

		Market
		Value•
	Shares	($000)
* Beneficial Bancorp Inc.	72,349	900
* Ocwen Financial Corp.	92,935	691
WSFS Financial Corp.	23,118	636
Brookline Bancorp Inc.	59,869	632
*,^ Nationstar Mortgage
Holdings Inc.	37,223	622
* LendingTree Inc.	5,491	582
* Walker & Dunlop Inc.	23,553	573
Northfield Bancorp Inc.	37,159	556
United Financial Bancorp Inc.	40,541	509
Oritani Financial Corp.	32,825	495
TrustCo Bank Corp. NY	80,318	475
Dime Community
Bancshares Inc.	26,823	457
* Flagstar Bancorp Inc.	18,991	386
Waterstone Financial Inc.	29,178	376
* NMI Holdings Inc. Class A	44,761	372
* PennyMac Financial Services
Inc. Class A	15,292	263
* Meridian Bancorp Inc.	18,614	237
Federal Agricultural
Mortgage Corp.	7,993	189
		37,228
Total Common Stocks
(Cost $3,259,285)		3,283,054
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.168%
(Cost $1,152)	1,151,802	1,152
Total Investments (100.0%)
(Cost $3,260,437)		3,284,206

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		320
Receivables for Investment Securities Sold		10,256
Receivables for Accrued Income		4,533
Receivables for Capital Shares Issued		42
Total Other Assets		15,151
Liabilities
Payables for Investment Securities
Purchased		(10,588)
Collateral for Securities on Loan		(1,152)
Payables for Capital Shares Redeemed		(142)
Payables to Vanguard		(1,107)
Other Liabilities		(1,515)
Total Liabilities		(14,504)
Net Assets (100%)		3,284,853

Financials Index Fund

At August 31, 2015, net assets consisted of:
Amount
($000)

Paid-in Capital	3,396,497
Undistributed Net Investment Income	14,335
Accumulated Net Realized Losses	(149,748)
Unrealized Appreciation (Depreciation)	23,769
Net Assets	3,284,853

ETF Shares—Net Assets
Applicable to 64,596,219 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,081,157
Net Asset Value Per Share—
ETF Shares	$47.70

Admiral Shares—Net Assets
Applicable to 8,520,993 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	203,696
Net Asset Value Per Share—
Admiral Shares	$23.91

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,058,000.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Includes $1,152,000 of collateral received for securities on loan. REIT—Real Estate Investment Trust.
  See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	60,060
Interest[1]	1
Securities Lending	81
Total Income	60,142
Expenses
The Vanguard Group—Note B
Investment Advisory Services	488
Management and Administrative—
ETF Shares	1,517
Management and Administrative—
Admiral Shares	108
Marketing and Distribution—
ETF Shares	382
Marketing and Distribution—
Admiral Shares	23
Custodian Fees	87
Auditing Fees	34
Shareholders’ Reports—ETF Shares	94
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	2
Total Expenses	2,738
Net Investment Income	57,404
Realized Net Gain (Loss) on
Investment Securities Sold	249,955
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(293,584)
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,775
1 Interest income from an affiliated company of the fund was $1,000.

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,404	40,051
Realized Net Gain (Loss)	249,955	63,848
Change in Unrealized Appreciation (Depreciation)	(293,584)	265,041
Net Increase (Decrease) in Net Assets Resulting from Operations	13,775	368,940
Distributions
Net Investment Income
ETF Shares	(48,665)	(34,583)
Admiral Shares	(3,179)	(2,781)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(51,844)	(37,364)
Capital Share Transactions
ETF Shares	927,131	420,150
Admiral Shares	49,405	(901)
Net Increase (Decrease) from Capital Share Transactions	976,536	419,249
Total Increase (Decrease)	938,467	750,825
Net Assets
Beginning of Period	2,346,386	1,595,561
End of Period[1]	3,284,853	2,346,386
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,335,000 and $8,766,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$47.32	$39.80	$32.03	$28.25	$27.92
Investment Operations
Net Investment Income	.917	. 876	. 825.639		. 526
Net Realized and Unrealized Gain (Loss)
on Investments	.349	7.494	7.747	3.747	. 287
Total from Investment Operations	1.266	8.370	8.572	4.386	.813
Distributions
Dividends from Net Investment Income	(. 886)	(.850)	(.802)	(. 606)	(.483)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 886)	(.850)	(.802)	(. 606)	(.483)
Net Asset Value, End of Period	$47.70	$47.32	$39.80	$32.03	$28.25

Total Return	2.63%	21.20%	27.10%	15.87%	2.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,081	$2,191	$1,464	$768	$544
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.99%	2.00%	2.26%	2.16%	1.63%
Portfolio Turnover Rate[1]	4%	5%	9%	7%	10%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.72	$19.95	$16.05	$14.16	$13.99
Investment Operations
Net Investment Income	.460	.438	.414	. 320	. 263
Net Realized and Unrealized Gain (Loss)
on Investments	.174	3.758	3.888	1.874	.150
Total from Investment Operations	.634	4.196	4.302	2.194	.413
Distributions
Dividends from Net Investment Income	(.444)	(. 426)	(. 402)	(. 304)	(. 243)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.444)	(. 426)	(. 402)	(. 304)	(. 243)
Net Asset Value, End of Period	$23.91	$23.72	$19.95	$16.05	$14.16

Total Return[1]	2.64%	21.19%	27.13%	15.84%	2.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$204	$155	$132	$73	$62
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.99%	2.00%	2.26%	2.16%	1.63%
Portfolio Turnover Rate[2]	4%	5%	9%	7%	10%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Financials Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $320,000, representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $207,430,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $15,381,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $42,516,000 to offset taxable capital gains realized during the year ended August 31, 2015. At August 31, 2015, the fund had available capital losses totaling $149,748,000 to offset future net capital gains of $82,382,000 through August 31, 2018, and $67,366,000 through August 31, 2019.

At August 31, 2015, the cost of investment securities for tax purposes was $3,260,437,000.

Net unrealized appreciation of investment securities for tax purposes was $23,769,000, consisting of unrealized gains of $183,996,000 on securities that had risen in value since their purchase and $160,227,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $1,757,318,000 of investment securities and sold $768,158,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,537,990,000 and $652,653,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Financials Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,583,939	31,943	510,779	11,516
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(656,808)	(13,650)	(90,629)	(2,000)
Net Increase (Decrease)—ETF Shares	927,131	18,293	420,150	9,516
Admiral Shares
Issued	96,095	3,886	41,610	1,878
Issued in Lieu of Cash Distributions	2,813	114	2,528	114
Redeemed	(49,503)	(2,020)	(45,039)	(2,045)
Net Increase (Decrease) —Admiral Shares	49,405	1,980	(901)	(53)

At August 31, 2015, one shareholder was the record or beneficial owner of 38% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VHT	VHCIX
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		1.31%	1.31%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	342	338	2,491
Median Market Cap	$91.4B	$69.9B	$47.3B
Price/Earnings Ratio	30.8x	31.0x	20.7x
Price/Book Ratio	4.0x	4.0x	2.6x
Return on Equity	15.4%	15.4%	17.2%
Earnings Growth Rate	8.8%	8.9%	10.2%
Dividend Yield	1.4%	1.4%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
MSCI US
IMI/Health Care		MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.69
Beta	1.00	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Biotechnology		23.0%
Health Care Distributors		3.6
Health Care Equipment		14.2
Health Care Facilities		2.6
Health Care Services		4.2
Health Care Supplies		1.3
Health Care Technology		1.1
Life Sciences Tools & Services		4.6
Managed Health Care		8.4
Pharmaceuticals		37.0

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	Pharmaceuticals	8.2%
Pfizer Inc.	Pharmaceuticals	6.3
Gilead Sciences Inc.	Biotechnology	4.9
Merck & Co. Inc.	Pharmaceuticals	4.8
Allergan plc	Pharmaceuticals	3.8
Amgen Inc.	Biotechnology	3.6
UnitedHealth Group Inc.	Managed
	Health Care	3.5
AbbVie Inc.	Pharmaceuticals	3.4
Medtronic plc	Health Care
	Equipment	3.2
Bristol-Myers Squibb Co.	Pharmaceuticals	3.1
Top Ten		44.8%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.09% for ETF Shares and 0.10% for Admiral Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2015		of a $10,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund
ETF Shares Net Asset Value	14.08%	23.39%	11.02%	$28,458
Health Care Index Fund
ETF Shares Market Price	14.08	23.42	11.04	28,494
Spliced US IMI/Health Care 25/50	14.12	23.53	11.20	28,898
Health/Biotechnology Funds Average	20.28	26.52	12.75	33,214
MSCI US IMI/2500	0.44	16.11	7.55	20,698
For a benchmark description, see the Glossary.
Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund Admiral Shares	14.11%	23.40%	11.01%	$284,290
Spliced US IMI/Health Care 25/50	14.12	23.53	11.20	288,982
MSCI US IMI/2500	0.44	16.11	7.55	206,975

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Health Care Index Fund ETF Shares Net Asset Value Spliced US IMI/Health Care 25/50

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2005–August 31, 2015

	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares Market Price	14.08%	186.37%	184.94%
Health Care Index Fund ETF Shares Net Asset Value	14.08	186.01	184.58
Spliced US IMI/Health Care 25/50	14.12	187.62	188.98

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		26.73%	24.55%	11.96%
Net Asset Value		26.67	24.55	11.96
Admiral Shares	2/5/2004	26.71	24.55	11.95

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Biotechnology (23.0%)
	Gilead Sciences Inc.	3,092,781	324,959
	Amgen Inc.	1,598,814	242,668
*	Celgene Corp.	1,668,989	197,074
*	Biogen Inc.	340,138	101,123
*	Regeneron
	Pharmaceuticals Inc.	159,752	82,033
*	Alexion
	Pharmaceuticals Inc.	471,399	81,170
*	Vertex
	Pharmaceuticals Inc.	512,501	65,354
*	BioMarin
	Pharmaceutical Inc.	337,215	43,582
	Baxalta Inc.	1,141,340	40,118
*	Incyte Corp.	338,796	39,365
*	Alkermes plc	312,883	18,635
*	Alnylam Pharmaceuticals
	Inc.	158,962	16,359
*	United Therapeutics Corp.	97,333	14,660
*	Anacor Pharmaceuticals
	Inc.	78,356	10,218
*	Bluebird Bio Inc.	67,724	9,012
*	Seattle Genetics Inc.	210,102	8,461
*	Neurocrine Biosciences
	Inc.	180,007	8,349
*	Isis Pharmaceuticals Inc.	155,753	7,816
*	Medivation Inc.	88,542	7,797
*,^	OPKO Health Inc.	682,365	7,383
*	Cepheid	151,315	7,375
*	Dyax Corp.	307,136	7,070
*	Ultragenyx Pharmaceutical
	Inc.	56,156	6,268
*	ACADIA Pharmaceuticals
	Inc.	168,799	6,183
*	Novavax Inc.	565,077	6,086
*,^	Myriad Genetics Inc.	147,087	5,525
*	Clovis Oncology Inc.	63,484	4,943
*	AMAG Pharmaceuticals
	Inc.	71,656	4,481
*,^	Exact Sciences Corp.	201,745	4,461
*	Portola Pharmaceuticals
	Inc. Class A	93,473	4,408
*	Chimerix Inc.	85,439	4,181
*,^	Intrexon Corp.	91,949	4,092
*	Agios Pharmaceuticals Inc.	47,082	4,068
*	Halozyme Therapeutics Inc.	227,470	3,972
*	Prothena Corp. plc	65,882	3,790
*	Puma Biotechnology Inc.	38,987	3,584
*	ARIAD Pharmaceuticals Inc.	378,193	3,570
*	Radius Health Inc.	57,359	3,491
*	Ligand Pharmaceuticals Inc.	37,253	3,425
*,^	Kite Pharma Inc.	59,188	3,147
*	Celldex Therapeutics Inc.	208,101	3,088
*	Amicus Therapeutics Inc.	214,649	3,087
*	KYTHERA
	Biopharmaceuticals Inc.	40,860	3,053

			Market
			Value•
		Shares	($000)
*	Insmed Inc.	123,538	3,019
*,^	Sarepta Therapeutics Inc.	82,901	2,960
*	Ironwood Pharmaceuticals
	Inc. Class A	266,639	2,933
*	Acorda Therapeutics Inc.	90,678	2,899
*	TESARO Inc.	54,714	2,817
*,^	Exelixis Inc.	467,449	2,781
*	Momenta Pharmaceuticals
	Inc.	133,109	2,597
*	Heron Therapeutics Inc.	65,724	2,528
*	Intercept Pharmaceuticals
	Inc.	12,999	2,467
*	FibroGen Inc.	100,006	2,450
*	ImmunoGen Inc.	181,259	2,440
*	PTC Therapeutics Inc.	60,519	2,311
*	Repligen Corp.	65,647	2,237
*	Ophthotech Corp.	50,491	2,223
*	Emergent BioSolutions Inc.	65,015	2,164
*	Dynavax Technologies
	Corp.	75,684	2,146
*,^	MannKind Corp.	563,945	2,137
*,^	ZIOPHARM Oncology Inc.	244,685	2,131
*	Merrimack Pharmaceuticals
	Inc.	209,607	2,115
*	NewLink Genetics Corp.	45,574	2,047
*	Raptor Pharmaceutical
	Corp.	162,087	1,966
*,^	MiMedx Group Inc.	196,250	1,906
*	Alder Biopharmaceuticals
	Inc.	49,142	1,904
	PDL BioPharma Inc.	329,603	1,862
*	Retrophin Inc.	66,849	1,833
*	Array BioPharma Inc.	299,903	1,769
*	Insys Therapeutics Inc.	53,088	1,721
*	Sage Therapeutics Inc.	29,851	1,612
*	Achillion Pharmaceuticals
	Inc.	212,370	1,569
*	MacroGenics Inc.	56,629	1,492
*	Atara Biotherapeutics Inc.	35,358	1,433
*	BioCryst Pharmaceuticals
	Inc.	122,042	1,421
*	Eagle Pharmaceuticals Inc.	18,017	1,415
*	Arena Pharmaceuticals Inc.	514,968	1,396
*	Acceleron Pharma Inc.	44,909	1,301
*	Esperion Therapeutics Inc.	26,025	1,248
*	Zafgen Inc.	31,170	1,138
*	Sangamo BioSciences Inc.	148,884	1,126
*,^	Inovio Pharmaceuticals Inc.	146,265	1,096
*,^	Vanda Pharmaceuticals Inc.	89,310	1,053
*	Lexicon Pharmaceuticals
	Inc.	87,998	1,051
*	Spectrum Pharmaceuticals
	Inc.	143,319	1,042
*	Genomic Health Inc.	37,350	1,028
*	Aegerion Pharmaceuticals
	Inc.	57,292	1,013
*	Xencor Inc.	60,257	1,011
*	Coherus Biosciences Inc.	35,748	987

			Market
			Value•
		Shares	($000)
*,^	Epizyme Inc.	47,685	954
*	Advaxis Inc.	63,784	944
*	TG Therapeutics Inc.	75,199	923
*	Infinity Pharmaceuticals Inc.	103,653	914
*,^	OvaScience Inc.	46,858	911
*	Enanta Pharmaceuticals Inc.	22,057	861
*	Bellicum Pharmaceuticals
	Inc.	45,369	774
*,^	Arrowhead Research Corp.	128,131	760
*,^	Orexigen Therapeutics Inc.	243,473	674
*	Osiris Therapeutics Inc.	37,180	669
*	Otonomy Inc.	28,335	642
*	Karyopharm Therapeutics
	Inc.	41,930	581
*	Sorrento Therapeutics Inc.	43,266	549
*	Foundation Medicine Inc.	22,380	527
*	Regulus Therapeutics Inc.	61,149	509
*,^	Organovo Holdings Inc.	184,864	505
*	Versartis Inc.	37,198	482
*	OncoMed Pharmaceuticals
	Inc.	22,355	438
*	Immunomedics Inc.	193,242	417
*	Synta Pharmaceuticals
	Corp.	190,319	381
*	Dicerna Pharmaceuticals
	Inc.	26,588	292
*	Immune Design Corp.	17,074	272
*,^	Keryx Biopharmaceuticals
	Inc.	28,254	175
*,^	Vital Therapies Inc.	39,565	148
*	XOMA Corp.	56,584	47
*	Celladon Corp.	33,006	37
*	Avalanche Biotechnologies
	Inc.	941	10
			1,529,675
Health Care Equipment & Supplies (15.5%)
	Medtronic plc	2,978,582	215,322
	Abbott Laboratories	3,133,408	141,912
	Stryker Corp.	716,294	70,662
	Becton Dickinson and Co.	440,359	62,099
*	Boston Scientific Corp.	2,818,641	47,184
	Baxter International Inc.	1,142,945	43,946
	St. Jude Medical Inc.	589,326	41,730
*	Intuitive Surgical Inc.	77,514	39,606
*	Edwards Lifesciences
	Corp.	226,230	31,871
	CR Bard Inc.	156,162	30,263
	Zimmer Biomet Holdings
	Inc.	200,647	20,779
*	Hologic Inc.	502,235	19,492
*	Varian Medical Systems
	Inc.	209,917	17,056
	Cooper Cos. Inc.	101,702	16,518
*	DexCom Inc.	166,790	15,702
	DENTSPLY International
	Inc.	294,172	15,418
	ResMed Inc.	296,319	15,391
*	IDEXX Laboratories Inc.	196,836	14,068

Health Care Index Fund

			Market
			Value•
		Shares	($000)
	Teleflex Inc.	87,328	11,422
*	Sirona Dental Systems Inc.	119,727	11,420
*	Alere Inc.	170,383	8,855
	West Pharmaceutical
	Services Inc.	151,283	8,449
*	Align Technology Inc.	144,378	8,172
	STERIS Corp.	125,871	8,062
*	ABIOMED Inc.	83,603	8,018
*	Thoratec Corp.	114,334	7,182
	Hill-Rom Holdings Inc.	119,192	6,298
*	NuVasive Inc.	101,686	5,361
*	Masimo Corp.	104,512	4,246
*	Neogen Corp.	78,191	4,038
*	Haemonetics Corp.	108,773	3,928
	Cantel Medical Corp.	74,271	3,686
*	Integra LifeSciences
	Holdings Corp.	61,379	3,682
*	Globus Medical Inc.	149,458	3,650
*	Cyberonics Inc.	54,751	3,577
*	Insulet Corp.	119,895	3,562
*	ICU Medical Inc.	29,885	3,393
*	Halyard Health Inc.	97,882	3,077
*	Greatbatch Inc.	53,959	3,066
*	HeartWare International Inc.	34,542	2,957
*	Natus Medical Inc.	69,642	2,833
	CONMED Corp.	52,633	2,793
*	Wright Medical Group Inc.	108,132	2,495
	Analogic Corp.	26,373	2,125
	Abaxis Inc.	45,098	2,121
*	Zeltiq Aesthetics Inc.	65,429	2,111
*	LDR Holding Corp.	54,836	2,046
*	Merit Medical Systems Inc.	87,962	2,001
*	NxStage Medical Inc.	114,189	1,983
*	Endologix Inc.	134,799	1,750
*	Tornier NV	78,182	1,739
	Meridian Bioscience Inc.	88,810	1,699
*	Orthofix International NV	39,862	1,494
*	Cardiovascular Systems Inc.	60,055	1,446
*	Nevro Corp.	30,872	1,390
*	AtriCure Inc.	56,779	1,389
*	Cynosure Inc. Class A	42,354	1,340
*	Inogen Inc.	26,392	1,301
*	Quidel Corp.	62,605	1,289
	Atrion Corp.	3,257	1,260
*	Vascular Solutions Inc.	36,383	1,257
*	Accuray Inc.	169,154	1,165
*,^	Rockwell Medical Inc.	95,204	1,140
	Invacare Corp.	62,515	1,100
*	Anika Therapeutics Inc.	30,880	1,093
*	K2M Group Holdings Inc.	51,054	1,084
*	GenMark Diagnostics Inc.	86,304	892
*	AngioDynamics Inc.	57,003	841
*	OraSure Technologies Inc.	122,564	662
*	STAAR Surgical Co.	65,822	526
*	Tandem Diabetes Care Inc.	38,400	441
*,^	Unilife Corp.	257,692	314
*	Wright Medical Group Inc.
	CVR	14,554	54
*	Spectranetics Corp.	1,720	29
			1,032,323
Health Care Providers & Services (18.7%)
	UnitedHealth Group Inc.	2,002,052	231,637
*	Express Scripts Holding
	Co.	1,532,438	128,112
	McKesson Corp.	487,183	96,258
	Aetna Inc.	734,384	84,102
	Cigna Corp.	541,383	76,221
	Anthem Inc.	433,172	61,099

			Market
			Value•
		Shares	($000)
*	HCA Holdings Inc.	697,716	60,436
	Humana Inc.	315,011	57,581
	Cardinal Health Inc.	695,700	57,235
	AmerisourceBergen Corp.
	Class A	438,912	43,909
*	DaVita HealthCare
	Partners Inc.	361,765	27,364
	Universal Health Services
	Inc. Class B	193,092	26,481
*	Laboratory Corp. of
	America Holdings	211,188	24,880
*	Henry Schein Inc.	175,930	24,069
	Quest Diagnostics Inc.	302,182	20,488
*	MEDNAX Inc.	202,102	16,279
*	Envision Healthcare
	Holdings Inc.	390,765	16,010
*	Centene Corp.	237,640	14,667
*	Community Health
	Systems Inc.	248,478	13,343
*	Health Net Inc.	161,836	10,367
*	Tenet Healthcare Corp.	208,664	10,272
*	VCA Inc.	172,748	9,567
*	Team Health Holdings Inc.	151,688	8,910
*	Acadia Healthcare Co. Inc.	120,528	8,802
	Patterson Cos. Inc.	184,555	8,458
*	WellCare Health Plans Inc.	92,612	8,397
	HealthSouth Corp.	192,402	8,215
*	Amsurg Corp.	101,823	7,985
*	LifePoint Health Inc.	92,945	7,262
*	Molina Healthcare Inc.	87,036	6,492
	Chemed Corp.	35,999	4,908
	Owens & Minor Inc.	132,746	4,512
	Kindred Healthcare Inc.	176,183	3,538
*	AMN Healthcare Services
	Inc.	100,455	3,375
*	Magellan Health Inc.	57,744	3,234
*	Diplomat Pharmacy Inc.	78,907	3,116
*	ExamWorks Group Inc.	83,102	2,977
*	Air Methods Corp.	78,508	2,940
*	IPC Healthcare Inc.	36,633	2,909
*	Premier Inc. Class A	79,406	2,831
*	Brookdale Senior Living Inc.	102,142	2,801
	Select Medical Holdings
	Corp.	194,497	2,509
*	Adeptus Health Inc.
	Class A	25,090	2,500
	Ensign Group Inc.	51,234	2,405
*	Surgical Care Affiliates Inc.	58,120	2,124
*	PharMerica Corp.	63,921	2,091
*	Amedisys Inc.	53,135	2,053
*	HealthEquity Inc.	64,688	1,897
	Aceto Corp.	61,254	1,373
*	Hanger Inc.	74,254	1,331
*	Providence Service Corp.	29,136	1,306
*	Capital Senior Living Corp.	58,929	1,228
*	LHC Group Inc.	28,355	1,228
	US Physical Therapy Inc.	26,505	1,218
	National HealthCare Corp.	19,477	1,176
*	Triple-S Management Corp.
	Class B	51,556	1,085
*	Healthways Inc.	67,615	826
	Landauer Inc.	20,690	795
*	Universal American Corp.	102,849	735
*	CorVel Corp.	23,708	712
*	Civitas Solutions Inc.	27,285	662
*,^	AAC Holdings Inc.	19,087	451
*	BioScrip Inc.	137,753	335
	National Research Corp.
	Class A	21,576	275

			Market
			Value•
		Shares	($000)
	National Research Corp.
	Class B	3,627	119
			1,242,473
Health Care Technology (1.1%)
*	Cerner Corp.	442,848	27,350
*	athenahealth Inc.	81,125	10,787
*	IMS Health Holdings Inc.	345,474	10,319
*	Medidata Solutions Inc.	116,695	5,604
*	Allscripts Healthcare
	Solutions Inc.	361,403	4,977
*	Veeva Systems Inc.
	Class A	150,637	3,901
*	MedAssets Inc.	126,984	2,682
*	Omnicell Inc.	76,237	2,591
*	HealthStream Inc.	52,465	1,304
	Quality Systems Inc.	95,462	1,297
	Computer Programs &
	Systems Inc.	22,639	1,042
*	Castlight Health Inc.
	Class B	76,977	407
*	HMS Holdings Corp.	2,457	26
			72,287
Life Sciences Tools & Services (4.5%)
	Thermo Fisher Scientific
	Inc.	836,956	104,929
*	Illumina Inc.	303,018	59,879
	Agilent Technologies Inc.	706,320	25,646
*	Waters Corp.	173,990	21,119
*	Mettler-Toledo International
	Inc.	58,831	17,446
*	Quintiles Transnational
	Holdings Inc.	193,543	14,421
	PerkinElmer Inc.	238,028	11,587
*	PAREXEL International
	Corp.	116,008	7,624
	Bio-Techne Corp.	78,179	7,386
*	Charles River Laboratories
	International Inc.	99,647	6,865
*	Bio-Rad Laboratories Inc.
	Class A	43,059	5,999
*	Bruker Corp.	248,565	4,569
*	Cambrex Corp.	65,855	3,149
*	VWR Corp.	96,697	2,538
*	INC Research Holdings Inc.
	Class A	55,883	2,292
*	PRA Health Sciences Inc.	44,373	1,670
*	Affymetrix Inc.	164,515	1,535
*	Luminex Corp.	81,700	1,489
*	Albany Molecular Research
	Inc.	52,294	1,043
*,^	Accelerate Diagnostics Inc.	51,785	1,016
*	Pacific Biosciences of
	California Inc.	138,340	689
*	Sequenom Inc.	248,704	535
*	Fluidigm Corp.	1,595	19
			303,445
Other (0.0%)[2]
*	Cubist Pharmaceuticals, Inc.
	CVR	31,107	4
*	Durata Therapeutics Inc
	CVR Exp. 12/31/2018	48	—
*	Clinical Data CVR	8,685	—
			4
Pharmaceuticals (37.1%)
	Johnson & Johnson	5,832,596	548,147
	Pfizer Inc.	12,946,400	417,133
	Merck & Co. Inc.	5,943,024	320,032
*	Allergan plc	824,903	250,556

Health Care Index Fund

			Market
			Value•
		Shares	($000)
	AbbVie Inc.	3,617,441	225,764
	Bristol-Myers Squibb Co.	3,505,023	208,444
	Eli Lilly & Co.	2,102,687	173,156
	Perrigo Co. plc	307,538	56,270
	Zoetis Inc.	998,988	44,825
*	Mylan NV	875,799	43,431
*	Endo International plc	426,449	32,837
*	Hospira Inc.	363,436	32,698
*	Jazz Pharmaceuticals plc	128,683	21,724
*	Mallinckrodt plc	151,514	13,067
*	Horizon Pharma plc	276,278	8,073
*	Akorn Inc.	168,447	6,702
*	Catalent Inc.	196,093	6,234
*	Impax Laboratories Inc.	143,723	5,887
*	Medicines Co.	139,264	5,710
*	Prestige Brands Holdings
	Inc.	110,066	5,120
*	Depomed Inc.	126,087	3,395
*	Nektar Therapeutics	276,679	3,057
*	Lannett Co. Inc.	57,217	2,744
*	Tetraphase
	Pharmaceuticals Inc.	61,241	2,658
^	Theravance Inc.	172,093	2,394
*	Cempra Inc.	64,745	2,227
*	Pacira Pharmaceuticals Inc.	29,628	1,705
*	ZS Pharma Inc.	31,626	1,618
*	TherapeuticsMD Inc.	257,438	1,578
*	Intra-Cellular Therapies Inc.	52,172	1,398
*	Supernus Pharmaceuticals
	Inc.	71,468	1,297
*	Sucampo Pharmaceuticals
	Inc. Class A	47,544	1,277
*	Relypsa Inc.	52,327	1,201
	Phibro Animal Health Corp.
	Class A	33,218	1,173
*	Omeros Corp.	75,638	1,066
*	Aratana Therapeutics Inc.	58,771	1,038
*	Revance Therapeutics Inc.	32,797	992
*	Intersect ENT Inc.	37,504	955
*	Sagent Pharmaceuticals Inc. 47,422		947
*	Amphastar Pharmaceuticals
	Inc.	70,827	912
*	XenoPort Inc.	127,270	859
*	Theravance Biopharma Inc.	54,713	797
*	Dermira Inc.	30,932	795
*	SciClone Pharmaceuticals
	Inc.	100,455	790
*	BioDelivery Sciences
	International Inc.	104,821	708
*	Aerie Pharmaceuticals Inc.	43,906	694
*	IGI Laboratories Inc.	78,576	615
*	Ocular Therapeutix Inc.	26,085	460
			2,465,160
Total Common Stocks
(Cost $5,830,355)			6,645,367

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[3,4] Vanguard Market
Liquidity Fund, 0.168%	19,636,301	19,636

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.182%, 11/25/15	500	500
Total Temporary Cash Investments
(Cost $20,136)		20,136
Total Investments (100.2%)
(Cost $5,850,491)		6,665,503

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		651
Receivables for Accrued Income		10,824
Receivables for Capital Shares Issued		1,461
Other Assets		12,613
Total Other Assets		25,549
Liabilities
Payables for Investment Securities
Purchased		(4,559)
Collateral for Securities on Loan		(19,636)
Payables for Capital Shares Redeemed		(1,095)
Payables to Vanguard		(1,729)
Other Liabilities		(13,314)
Total Liabilities		(40,333)
Net Assets (100%)		6,650,719

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	5,792,528
Undistributed Net Investment Income	49,898
Accumulated Net Realized Losses	(7,020)
Unrealized Appreciation (Depreciation)
Investment Securities	815,012
Futures Contracts	301
Net Assets	6,650,719

ETF Shares—Net Assets
Applicable to 44,025,166 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,826,382
Net Asset Value Per Share—
ETF Shares	$132.34

Admiral Shares—Net Assets
Applicable to 12,452,406 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	824,337
Net Asset Value Per Share—
Admiral Shares	$66.20

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,242,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2% respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $19,636,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	72,938
Interest[1]	5
Securities Lending	1,136
Total Income	74,079
Expenses
The Vanguard Group—Note B
Investment Advisory Services	905
Management and Administrative—
ETF Shares	2,828
Management and Administrative—
Admiral Shares	420
Marketing and Distribution—
ETF Shares	640
Marketing and Distribution—
Admiral Shares	71
Custodian Fees	67
Auditing Fees	33
Shareholders’ Reports—ETF Shares	248
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	4
Total Expenses	5,219
Net Investment Income	68,860
Realized Net Gain (Loss)
Investment Securities Sold	629,552
Futures Contracts	173
Realized Net Gain (Loss)	629,725
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(169,494)
Futures Contracts	301
Change in Unrealized Appreciation
(Depreciation)	(169,193)
Net Increase (Decrease) in Net Assets
Resulting from Operations	529,392
1 Interest income from an affiliated company of the fund was
$5,000.

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,860	42,167
Realized Net Gain (Loss)	629,725	177,371
Change in Unrealized Appreciation (Depreciation)	(169,193)	563,963
Net Increase (Decrease) in Net Assets Resulting from Operations	529,392	783,501
Distributions
Net Investment Income
ETF Shares	(43,207)	(26,834)
Admiral Shares	(5,312)	(3,382)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(48,519)	(30,216)
Capital Share Transactions
ETF Shares	2,078,687	732,487
Admiral Shares	359,341	81,482
Net Increase (Decrease) from Capital Share Transactions	2,438,028	813,969
Total Increase (Decrease)	2,918,901	1,567,254
Net Assets
Beginning of Period	3,731,818	2,164,564
End of Period[1]	6,650,719	3,731,818
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $49,898,000 and $29,557,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$117.17	$89.94	$70.32	$59.58	$49.72
Investment Operations
Net Investment Income	1.350	1.333	1.155	1.197	1.057
Net Realized and Unrealized Gain (Loss)
on Investments	15.105	27.033	19.663	10.592	9.782
Total from Investment Operations	16.455	28.366	20.818	11.789	10.839
Distributions
Dividends from Net Investment Income	(1.285)	(1.136)	(1.198)	(1.049)	(. 979)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.285)	(1.136)	(1.198)	(1.049)	(. 979)
Net Asset Value, End of Period	$132.34	$117.17	$89.94	$70.32	$59.58

Total Return	14.08%	31.76%	30.01%	20.07%	21.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,826	$3,319	$1,918	$894	$692
Ratio of Total Expenses to Average Net Assets	0.09%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.25%	1.40%	1.69%	1.92%	1.74%
Portfolio Turnover Rate[1]	4%	5%	5%	9%	9%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$58.61	$44.99	$35.18	$29.81	$24.87
Investment Operations
Net Investment Income	. 676.666		.580	.599	.533
Net Realized and Unrealized Gain (Loss)
on Investments	7.557	13.523	9.831	5.298	4.888
Total from Investment Operations	8.233	14.189	10.411	5.897	5.421
Distributions
Dividends from Net Investment Income	(. 643)	(. 569)	(.601)	(. 527)	(.481)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 643)	(. 569)	(.601)	(. 527)	(.481)
Net Asset Value, End of Period	$66.20	$58.61	$44.99	$35.18	$29.81

Total Return[1]	14.11%	31.77%	30.00%	20.08%	21.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$824	$413	$247	$98	$75
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.24%	1.40%	1.69%	1.92%	1.74%
Portfolio Turnover Rate[2]	4%	5%	5%	9%	9%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the

Health Care Index Fund

fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $651,000, representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,645,363	—	4
Temporary Cash Investments	19,636	500	—
Futures Contracts—Liabilities[1]	(62)	—	—
Total	6,664,937	500	4
1 Represents variation margin on the last day of the reporting period.

Health Care Index Fund

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2015	60	5,908	301

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $625,252,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $51,610,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $10,370,000 to offset taxable capital gains realized during the year ended August 31, 2015. At August 31, 2015, the fund had available capital losses totaling $6,812,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2015, the cost of investment securities for tax purposes was $5,850,506,000.

Net unrealized appreciation of investment securities for tax purposes was $814,997,000, consisting of unrealized gains of $868,564,000 on securities that had risen in value since their purchase and $53,567,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $3,971,647,000 of investment securities and sold $1,516,696,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,079,770,000 and $1,290,236,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	3,421,822	25,827	1,080,801	10,301
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,343,135)	(10,125)	(348,314)	(3,300)
Net Increase (Decrease)—ETF Shares	2,078,687	15,702	732,487	7,001
Admiral Shares
Issued	495,307	7,460	174,189	3,337
Issued in Lieu of Cash Distributions	4,851	78	3,071	62
Redeemed	(140,817)	(2,134)	(95,778)	(1,836)
Net Increase (Decrease) —Admiral Shares	359,341	5,404	81,482	1,563

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VIS	VINAX
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		1.99%	2.00%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	344	345	2,491
Median Market Cap	$27.3B	$27.3B	$47.3B
Price/Earnings Ratio	18.9x	18.9x	20.7x
Price/Book Ratio	3.3x	3.3x	2.6x
Return on Equity	17.7%	17.7%	17.2%
Earnings Growth Rate	10.6%	10.6%	10.2%
Dividend Yield	2.1%	2.1%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term Reserves	0.7%	—	—

Volatility Measures
	MSCI US
	IMI/Industrials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.85
Beta		1.00	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aerospace & Defense	22.8%
Agricultural & Farm Machinery	1.5
Air Freight & Logistics	6.0
Airlines	5.8
Building Products	2.5
Construction & Engineering	1.7
Construction Machinery & Heavy Trucks	5.6
Diversified Support Services	1.2
Electrical Components & Equipment	5.4
Environmental & Facilities Services	2.8
Human Resource & Employment Services	1.4
Industrial Conglomerates	18.2
Industrial Machinery	8.6
Railroads	6.1
Research & Consulting Services	2.8
Security & Alarm Services	1.0
Trading Companies & Distributors	2.8
Trucking	1.9
Other Industrials	1.9

Ten Largest Holdings (% of total net assets)

General Electric
Co.	Industrial Conglomerates	10.9%
3M Co.	Industrial Conglomerates	3.9
Boeing Co.	Aerospace & Defense	3.7
United
Technologies Corp. Aerospace & Defense		3.4
Union Pacific Corp.	Railroads	3.3
Honeywell
International Inc.	Aerospace & Defense	3.2
United Parcel
Service Inc.	Air Freight & Logistics	3.0
Lockheed Martin
Corp.	Aerospace & Defense	2.4
Danaher Corp.	Industrial Conglomerates	2.3
Caterpillar Inc.	Construction Machinery
	& Heavy Trucks	1.9
Top Ten		38.0%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2015		of a $10,000
	One Year	Five Years	Ten Years	Investment
Industrials Index Fund
ETF Shares Net Asset Value	-3.03%	15.75%	7.85%	$21,284
Industrials Index Fund
ETF Shares Market Price	-3.02	15.78	7.85	21,297
Spliced US IMI/Industrials 25/50	-2.90	15.91	7.93	21,456
Industrials Funds Average	-3.82	12.99	6.89	19,476
MSCI US IMI/2500	0.44	16.11	7.55	20,698
For a benchmark description, see the Glossary.
Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
			Inception	of a $100,000
	One Year	Five Years	(5/8/2006)	Investment
Industrials Index Fund Admiral Shares	-2.98%	15.76%	6.03%	$172,523
Spliced US IMI/Industrials 25/50	-2.90	15.91	6.18	174,808
MSCI US IMI/2500	0.44	16.11	6.90	186,117
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Industrials Index Fund ETF Shares Net Asset Value Spliced US IMI/Industrials 25/50

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2005–August 31, 2015

	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares Market Price	-3.02%	108.01%	112.97%
Industrials Index Fund ETF Shares Net Asset Value	-3.03	107.80	112.84
Spliced US IMI/Industrials 25/50	-2.90	109.21	114.56

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		2.03%	17.39%	8.73%
Net Asset Value		1.97	17.37	8.72
Admiral Shares[1]	5/8/2006	2.00	17.38	6.76

1 Return since inception.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Aerospace & Defense (22.7%)
	Boeing Co.	563,168	73,595
	United Technologies Corp.	724,977	66,415
	Honeywell International Inc.	636,619	63,197
	Lockheed Martin Corp.	230,466	46,365
	General Dynamics Corp.	239,538	34,022
	Precision Castparts Corp.	118,498	27,284
	Raytheon Co.	261,586	26,828
	Northrop Grumman Corp.	157,818	25,841
*	TransDigm Group Inc.	45,677	10,498
	Rockwell Collins Inc.	113,389	9,281
	Textron Inc.	238,013	9,235
	L-3 Communications
	Holdings Inc.	70,604	7,447
*	Spirit AeroSystems Holdings
	Inc. Class A	121,413	6,205
	Huntington Ingalls Industries
	Inc.	41,742	4,699
	B/E Aerospace Inc.	91,010	4,437
	Hexcel Corp.	82,669	3,990
	Orbital ATK Inc.	50,999	3,861
*	Teledyne Technologies Inc.	28,778	2,818
	Curtiss-Wright Corp.	38,593	2,536
	Triumph Group Inc.	42,010	2,075
*	Esterline Technologies Corp.	25,283	2,066
*	Moog Inc. Class A	30,041	1,896
*	KLX Inc.	45,302	1,771
	HEICO Corp. Class A	32,142	1,404
*	DigitalGlobe Inc.	58,636	1,352
*	TASER International Inc.	45,821	1,072
*	Aerojet Rocketdyne Holdings
	Inc.	42,586	876
	HEICO Corp.	17,022	866
	Cubic Corp.	19,482	821
*	Astronics Corp.	14,702	760
	AAR Corp.	28,675	698
*	Engility Holdings Inc.	15,386	428
*	Aerovironment Inc.	17,732	426
	National Presto Industries Inc. 4,303		353
	American Science &
	Engineering Inc.	6,495	255
*,^	KEYW Holding Corp.	27,190	228
*	Kratos Defense & Security
	Solutions Inc.	41,484	192
			446,093
Air Freight & Logistics (6.0%)
	United Parcel Service Inc.
	Class B	601,381	58,725
	FedEx Corp.	231,091	34,805
	CH Robinson Worldwide
	Inc.	125,020	8,430
	Expeditors International of
	Washington Inc.	163,972	8,030
*,^	XPO Logistics Inc.	68,307	2,398
	Forward Air Corp.	26,551	1,195
*	Hub Group Inc. Class A	31,109	1,172

			Market
			Value•
		Shares	($000)
*	Atlas Air Worldwide Holdings
	Inc.	21,547	890
*	UTi Worldwide Inc.	80,131	571
*	Echo Global Logistics Inc.	20,813	484
*	Air Transport Services Group
	Inc.	45,040	409
	Park-Ohio Holdings Corp.	7,176	259
			117,368
Airlines (5.8%)
	Delta Air Lines Inc.	699,778	30,636
	American Airlines Group Inc. 593,908		23,151
	Southwest Airlines Co.	572,903	21,026
*	United Continental Holdings
	Inc.	327,474	18,656
	Alaska Air Group Inc.	111,131	8,319
*	JetBlue Airways Corp.	228,266	5,095
*	Spirit Airlines Inc.	62,722	3,214
	Allegiant Travel Co. Class A	11,812	2,401
*	Hawaiian Holdings Inc.	42,758	969
	SkyWest Inc.	43,896	698
*	Virgin America Inc.	12,810	418
*	Republic Airways Holdings
	Inc.	42,766	132
			114,715
Building Products (2.5%)
	Masco Corp.	298,129	7,820
	Fortune Brands Home &
	Security Inc.	136,665	6,540
	Allegion plc	82,040	4,890
	Lennox International Inc.	36,654	4,327
	Owens Corning	96,096	4,256
	AO Smith Corp.	65,192	4,206
*	USG Corp.	81,393	2,483
*	Armstrong World Industries
	Inc.	33,303	1,852
*	Masonite International Corp.	22,133	1,462
	Apogee Enterprises Inc.	25,027	1,305
	Simpson Manufacturing Co.
	Inc.	36,165	1,263
*	Trex Co. Inc.	27,240	1,057
	Universal Forest Products
	Inc.	17,395	1,045
	Advanced Drainage Systems
	Inc.	29,380	835
*	Builders FirstSource Inc.	54,896	813
	AAON Inc.	37,535	776
*	American Woodmark Corp.	11,503	762
*	Nortek Inc.	8,254	675
*	Continental Building
	Products Inc.	27,431	548
	Quanex Building Products
	Corp.	29,613	532
*	PGT Inc.	39,253	525
	Griffon Corp.	29,108	484
*	Gibraltar Industries Inc.	25,517	418
*	Patrick Industries Inc.	9,865	373
*	NCI Building Systems Inc.	25,911	270

			Market
			Value•
		Shares	($000)
	Insteel Industries Inc.	14,358	249
*	Ply Gem Holdings Inc.	16,717	227
			49,993
Commercial Services & Supplies (6.1%)
	Waste Management Inc.	392,472	19,647
	Tyco International plc	360,934	13,098
*	Stericycle Inc.	72,908	10,290
	Republic Services Inc.
	Class A	210,837	8,640
	Cintas Corp.	83,357	7,084
	Waste Connections Inc.	106,184	5,050
	ADT Corp.	146,846	4,814
	KAR Auction Services Inc.	121,534	4,502
*	Copart Inc.	98,127	3,436
	Pitney Bowes Inc.	172,895	3,425
	RR Donnelley & Sons Co.	178,901	2,809
	Deluxe Corp.	42,841	2,485
	Rollins Inc.	84,554	2,361
*	Clean Harbors Inc.	42,573	2,091
	Covanta Holding Corp.	103,117	2,042
	Healthcare Services Group
	Inc.	58,303	1,950
	HNI Corp.	37,928	1,773
	ABM Industries Inc.	45,600	1,460
	Matthews International Corp.
	Class A	28,051	1,424
	UniFirst Corp.	13,002	1,410
	Herman Miller Inc.	51,473	1,395
	Interface Inc. Class A	56,481	1,369
	Steelcase Inc. Class A	76,746	1,353
	Mobile Mini Inc.	39,255	1,335
	Tetra Tech Inc.	51,375	1,335
	MSA Safety Inc.	27,138	1,234
	G&K Services Inc. Class A	17,202	1,163
	Brink’s Co.	40,023	1,147
	Essendant Inc.	32,723	1,129
	Knoll Inc.	41,616	995
	West Corp.	38,617	940
	US Ecology Inc.	18,404	919
	Brady Corp. Class A	41,137	903
	Multi-Color Corp.	11,269	743
*	ACCO Brands Corp.	96,877	736
*	Team Inc.	17,208	720
	McGrath RentCorp	21,087	541
	Viad Corp.	16,964	464
	Ennis Inc.	22,641	370
	Quad/Graphics Inc.	22,096	319
	Kimball International Inc.
	Class B	28,634	313
*	SP Plus Corp.	13,085	301
*	InnerWorkings Inc.	33,640	244
*	ARC Document Solutions
	Inc.	33,765	224
	CECO Environmental Corp.	16,116	156
*	Civeo Corp.	72,623	142
			120,281

Industrials Index Fund

			Market
			Value•
		Shares	($000)
Construction & Engineering (1.7%)
	Fluor Corp.	126,383	5,766
*	Jacobs Engineering Group
	Inc.	107,697	4,352
*	Quanta Services Inc.	175,308	4,250
^	Chicago Bridge & Iron Co.
	NV	83,961	3,718
*	AECOM	122,721	3,375
	EMCOR Group Inc.	53,535	2,467
	KBR Inc.	123,124	2,147
*	Dycom Industries Inc.	29,220	2,077
	Granite Construction Inc.	34,064	1,175
*	MasTec Inc.	59,161	980
	Comfort Systems USA Inc.	32,158	891
	Primoris Services Corp.	33,322	612
*	Tutor Perini Corp.	33,274	589
*	Aegion Corp. Class A	31,384	577
*	MYR Group Inc.	18,363	527
	Argan Inc.	10,508	411
*	Great Lakes Dredge &
	Dock Corp.	49,318	274
*	Ameresco Inc. Class A	16,884	96
			34,284
Electrical Equipment (5.6%)
	Emerson Electric Co.	572,910	27,339
	Eaton Corp. plc	400,426	22,848
	Rockwell Automation Inc.	115,366	12,901
	AMETEK Inc.	207,046	11,143
	Acuity Brands Inc.	37,232	7,255
*	Sensata Technologies
	Holding NV	145,579	6,901
	Hubbell Inc. Class B	43,470	4,289
	Regal Beloit Corp.	38,412	2,561
*,^	SolarCity Corp.	50,039	2,416
	BWX Technologies Inc.	87,131	2,311
	EnerSys	38,114	2,038
*	Generac Holdings Inc.	59,111	1,828
	AZZ Inc.	22,100	1,118
	Franklin Electric Co. Inc.	35,077	1,027
*	Babcock & Wilcox
	Enterprises Inc.	43,130	796
*	Thermon Group Holdings
	Inc.	27,386	627
	General Cable Corp.	41,579	605
	Encore Wire Corp.	16,951	550
	Powell Industries Inc.	8,605	253
*,^	Plug Power Inc.	147,209	252
*	FuelCell Energy Inc.	210,753	174
*	Vicor Corp.	14,851	145
*	Power Solutions
	International Inc.	3,936	124
*	Enphase Energy Inc.	19,647	90
	Allied Motion Technologies
	Inc.	4,697	89
			109,680
Industrial Conglomerates (18.2%)
	General Electric Co.	8,637,670	214,387
	3M Co.	543,794	77,295
	Danaher Corp.	525,788	45,754
	Roper Technologies Inc.	86,173	13,968
	Carlisle Cos. Inc.	55,794	5,618
	Raven Industries Inc.	32,130	582
			357,604
Machinery (15.7%)
	Caterpillar Inc.	491,605	37,578
	Illinois Tool Works Inc.	283,686	23,980
	Deere & Co.	271,903	22,236
	Cummins Inc.	147,660	17,978
	PACCAR Inc.	304,153	17,936

			Market
			Value•
		Shares	($000)
	Stanley Black & Decker Inc.	131,783	13,379
	Parker-Hannifin Corp.	118,882	12,799
	Ingersoll-Rand plc	226,933	12,547
	Pentair plc	154,113	8,521
	Dover Corp.	137,490	8,518
	Snap-on Inc.	49,997	7,988
	Wabtec Corp.	82,824	7,931
*	WABCO Holdings Inc.	47,766	5,508
*	Middleby Corp.	49,145	5,335
	Flowserve Corp.	115,465	5,211
	Xylem Inc.	155,762	5,054
	IDEX Corp.	66,861	4,803
	Allison Transmission
	Holdings Inc.	138,626	3,965
	Trinity Industries Inc.	133,089	3,592
	Donaldson Co. Inc.	111,389	3,488
	Graco Inc.	50,154	3,460
	Lincoln Electric Holdings Inc.	58,427	3,427
	Toro Co.	47,607	3,394
	AGCO Corp.	68,162	3,343
	Nordson Corp.	50,154	3,336
*	Colfax Corp.	74,310	2,882
	ITT Corp.	76,731	2,871
	Oshkosh Corp.	67,047	2,819
	CLARCOR Inc.	43,126	2,431
	Woodward Inc.	50,529	2,304
	Valmont Industries Inc.	20,083	2,135
	Terex Corp.	90,289	2,106
	Crane Co.	39,596	2,080
	Kennametal Inc.	67,729	2,066
	Joy Global Inc.	83,124	2,013
	Timken Co.	62,609	1,988
	Manitowoc Co. Inc.	111,084	1,897
	SPX Corp.	31,788	1,867
*	Rexnord Corp.	87,788	1,760
	Barnes Group Inc.	42,448	1,640
*	Proto Labs Inc.	20,148	1,467
	Mueller Industries Inc.	46,010	1,464
	Hillenbrand Inc.	53,566	1,444
	Watts Water Technologies
	Inc. Class A	22,950	1,259
*	RBC Bearings Inc.	19,887	1,230
	Mueller Water Products Inc.
	Class A	136,743	1,224
	Actuant Corp. Class A	48,240	1,034
*	Meritor Inc.	79,758	1,009
	EnPro Industries Inc.	19,458	923
	Greenbrier Cos. Inc.	21,403	892
	Standex International Corp.	10,872	870
	Tennant Co.	14,888	853
	John Bean Technologies
	Corp.	24,747	820
	ESCO Technologies Inc.	22,542	814
	Albany International Corp.	24,993	797
^	Lindsay Corp.	10,330	787
	Harsco Corp.	68,042	787
	Federal Signal Corp.	53,444	756
	Briggs & Stratton Corp.	37,765	755
*	Navistar International Corp.	41,562	741
*	Wabash National Corp.	58,908	720
*	TriMas Corp.	38,945	710
*	Chart Industries Inc.	26,069	666
	Astec Industries Inc.	16,672	659
	Sun Hydraulics Corp.	19,188	619
	CIRCOR International Inc.	12,790	579
	Altra Industrial Motion Corp.	22,333	559
	NN Inc.	20,908	506
	Gorman-Rupp Co.	20,105	486
	Hyster-Yale Materials
	Handling Inc.	7,286	443

			Market
			Value•
		Shares	($000)
	Douglas Dynamics Inc.	19,465	433
	Alamo Group Inc.	8,182	421
	Kadant Inc.	9,208	410
*	Lydall Inc.	14,153	384
	Global Brass & Copper
	Holdings Inc.	18,770	369
	Titan International Inc.	38,894	357
	American Railcar Industries
	Inc.	8,398	348
	Columbus McKinnon Corp.	16,420	312
*	Blount International Inc.	36,787	253
	FreightCar America Inc.	10,843	234
	LB Foster Co. Class A	8,067	145
			307,705
Marine (0.2%)
*	Kirby Corp.	47,827	3,373
	Matson Inc.	37,531	1,414
			4,787
Professional Services (4.2%)
*	Nielsen Holdings plc	299,743	13,557
	Equifax Inc.	102,303	10,015
*	Verisk Analytics Inc.
	Class A	136,906	10,005
	Towers Watson & Co.
	Class A	59,427	7,056
*	IHS Inc. Class A	58,978	6,843
	Robert Half International
	Inc.	115,795	5,909
	ManpowerGroup Inc.	67,059	5,827
	Dun & Bradstreet Corp.	30,892	3,274
	CEB Inc.	28,836	2,065
*	Advisory Board Co.	36,377	1,769
	Korn/Ferry International	43,520	1,483
*	Huron Consulting Group Inc.	19,855	1,437
*	On Assignment Inc.	39,810	1,432
*	FTI Consulting Inc.	35,661	1,421
*	WageWorks Inc.	30,801	1,380
	Exponent Inc.	22,166	948
*	TrueBlue Inc.	36,360	873
*	Navigant Consulting Inc.	42,082	665
	Insperity Inc.	14,021	622
*	RPX Corp.	43,859	604
	Kforce Inc.	21,792	584
*	TriNet Group Inc.	33,807	569
*	ICF International Inc.	15,397	527
	Resources Connection Inc.	32,221	506
	Acacia Research Corp.	42,553	405
*	CBIZ Inc.	39,066	381
	Kelly Services Inc. Class A	25,402	367
	Heidrick & Struggles
	International Inc.	15,276	298
*	GP Strategies Corp.	12,064	296
*	Mistras Group Inc.	14,082	206
*	Franklin Covey Co.	10,419	174
*	Pendrell Corp.	96,559	143
			81,641
Road & Rail (8.1%)
	Union Pacific Corp.	753,342	64,591
	CSX Corp.	846,955	23,190
	Norfolk Southern Corp.	261,335	20,361
	Kansas City Southern	94,766	8,789
*	Hertz Global Holdings Inc.	333,593	6,148
	JB Hunt Transport Services
	Inc.	79,936	5,818
*	Avis Budget Group Inc.	90,716	4,003
	Ryder System Inc.	45,756	3,751
*	Old Dominion Freight Line
	Inc.	55,162	3,668

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Genesee & Wyoming Inc.
	Class A	45,501	3,111
	AMERCO	6,729	2,520
	Landstar System Inc.	37,924	2,511
	Con-way Inc.	49,610	1,746
*	Swift Transportation Co.	78,774	1,535
	Knight Transportation Inc.	52,900	1,439
	Werner Enterprises Inc.	39,898	1,057
	Heartland Express Inc.	44,808	907
*	Saia Inc.	21,343	801
	ArcBest Corp.	20,845	602
*	Roadrunner Transportation
	Systems Inc.	26,091	566
	Celadon Group Inc.	22,352	427
	Marten Transport Ltd.	21,646	401
*	YRC Worldwide Inc.	17,508	292
			158,234
Trading Companies & Distributors (2.8%)
	WW Grainger Inc.	51,632	11,537
	Fastenal Co.	240,648	9,275
*	United Rentals Inc.	83,129	5,763
*	HD Supply Holdings Inc.	171,031	5,644
	MSC Industrial Direct Co.
	Inc. Class A	41,669	2,821
	Watsco Inc.	22,017	2,696
	Air Lease Corp. Class A	83,540	2,687
*	WESCO International Inc.	37,909	2,122
	GATX Corp.	35,705	1,770
*	NOW Inc.	92,592	1,580
*	Beacon Roofing Supply Inc.	42,811	1,552
	Applied Industrial
	Technologies Inc.	32,907	1,393
	Aircastle Ltd.	56,067	1,165
*	MRC Global Inc.	89,013	1,156
	Kaman Corp.	21,271	826
*	Rush Enterprises Inc.
	Class A	25,576	653
	H&E Equipment Services
	Inc.	27,209	563
	TAL International Group Inc.	27,264	500
*	DXP Enterprises Inc.	11,072	329
*	Stock Building Supply
	Holdings Inc.	13,357	252
*	CAI International Inc.	14,673	193
			54,477

		Market
		Value•
	Shares	($000)
Transportation Infrastructure (0.3%)
Macquarie Infrastructure
Corp.	64,686	5,092
* Wesco Aircraft Holdings Inc.	58,905	827
		5,919
Total Common Stocks
(Cost $1,977,669)		1,962,781
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
[1,2] Vanguard Market
Liquidity Fund, 0.168%
(Cost $14,998)	14,997,712	14,998
Total Investments (100.7%)
(Cost $1,992,667)		1,977,779

		Amount
		($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard		194
Receivables for Investment Securities Sold		18,805
Receivables for Accrued Income		5,268
Receivables for Capital Shares Issued		131
Other Assets		102
Total Other Assets		24,500
Liabilities
Payables for Investment Securities
Purchased		(20,091)
Collateral for Securities on Loan		(4,961)
Payables for Capital Shares Redeemed		(1,171)
Payables to Vanguard		(692)
Other Liabilities		(11,619)
Total Liabilities		(38,534)
Net Assets (100%)		1,963,745

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,976,879
Undistributed Net Investment Income	25,088
Accumulated Net Realized Losses	(23,334)
Unrealized Appreciation (Depreciation)	(14,888)
Net Assets	1,963,745

ETF Shares—Net Assets
Applicable to 19,127,095 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,897,974
Net Asset Value Per Share—
ETF Shares	$99.23

Admiral Shares—Net Assets
Applicable to 1,290,154 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	65,771
Net Asset Value Per Share—
Admiral Shares	$50.98

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,789,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $4,961,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	39,711
Interest[1]	1
Securities Lending	225
Total Income	39,937
Expenses
The Vanguard Group—Note B
Investment Advisory Services	366
Management and Administrative—
ETF Shares	1,095
Management and Administrative—
Admiral Shares	46
Marketing and Distribution—
ETF Shares	309
Marketing and Distribution—
Admiral Shares	9
Custodian Fees	49
Auditing Fees	33
Shareholders’ Reports—ETF Shares	72
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	1,981
Net Investment Income	37,956
Realized Net Gain (Loss) on
Investment Securities Sold	78,038
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(202,127)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(86,133)
1 Interest income from an affiliated company of the fund was
$1,000.

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,956	27,750
Realized Net Gain (Loss)	78,038	192,518
Change in Unrealized Appreciation (Depreciation)	(202,127)	93,349
Net Increase (Decrease) in Net Assets Resulting from Operations	(86,133)	313,617
Distributions
Net Investment Income
ETF Shares	(30,975)	(15,915)
Admiral Shares	(1,196)	(288)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(32,171)	(16,203)
Capital Share Transactions
ETF Shares	130,360	489,396
Admiral Shares	(1,970)	44,859
Net Increase (Decrease) from Capital Share Transactions	128,390	534,255
Total Increase (Decrease)	10,086	831,669
Net Assets
Beginning of Period	1,953,659	1,121,990
End of Period[1]	1,963,745	1,953,659
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $25,088,000 and $19,247,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$103.95	$84.17	$67.82	$60.12	$51.71
Investment Operations
Net Investment Income	1.914	1.508	1.517[1]	1.360	.992
Net Realized and Unrealized Gain (Loss)
on Investments	(4.961)	19.332	16.321	7.557	8.269
Total from Investment Operations	(3.047)	20.840	17.838	8.917	9.261
Distributions
Dividends from Net Investment Income	(1.673)	(1.060)	(1.488)	(1.217)	(.851)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.673)	(1.060)	(1.488)	(1.217)	(.851)
Net Asset Value, End of Period	$99.23	$103.95	$84.17	$67.82	$60.12

Total Return	-3.03%	24.83%	26.69%	15.04%	17.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,898	$1,883	$1,104	$482	$451
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.69%	1.97%	1.99%	1.66%
Portfolio Turnover Rate[2]	4%	5%	6%	6%	5%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$53.40	$43.24	$34.84	$30.89	$26.57
Investment Operations
Net Investment Income	.982	.780	.780[1]	.699	.511
Net Realized and Unrealized Gain (Loss)
on Investments	(2.541)	9.922	8.382	3.878	4.248
Total from Investment Operations	(1.559)	10.702	9.162	4.577	4.759
Distributions
Dividends from Net Investment Income	(.861)	(. 542)	(.762)	(. 627)	(. 439)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.861)	(. 542)	(.762)	(. 627)	(. 439)
Net Asset Value, End of Period	$50.98	$53.40	$43.24	$34.84	$30.89

Total Return [2]	-2.98%	24.84%	26.70%	15.03%	17.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$66	$71	$18	$14	$14
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.69%	1.97%	1.99%	1.66%
Portfolio Turnover Rate[3]	4%	5%	6%	6%	5%

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Industrials Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $194,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $56,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at August 31, 2015, had unrealized appreciation of $143,000, of which $95,000 has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended August 31, 2015, the fund realized $79,439,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $25,886,000 of ordinary income available for distribution. At August 31, 2015, the fund had available capital losses totaling $23,191,000 to offset future net capital gains. Of this amount, $21,658,000 is subject to expiration dates; $3,382,000 may be used to offset future net capital gains through August 31, 2017, $13,144,000 through August 31, 2018, and $5,132,000 through August 31, 2019. Capital losses of $1,533,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2015, the cost of investment securities for tax purposes was $1,992,953,000.

Net unrealized depreciation of investment securities for tax purposes was $15,174,000, consisting of unrealized gains of $146,592,000 on securities that had risen in value since their purchase and $161,766,000 in unrealized losses on securities that had fallen in value since their purchase.

Industrials Index Fund

E. During the year ended August 31, 2015, the fund purchased $546,786,000 of investment securities and sold $412,285,000 of investment securities, other than temporary cash investments. Purchases and sales include $430,575,000 and $327,515,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	463,647	4,388	1,042,334	10,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(333,287)	(3,375)	(552,938)	(5,600)
Net Increase (Decrease)—ETF Shares	130,360	1,013	489,396	5,000
Admiral Shares
Issued	33,169	609	63,885	1,275
Issued in Lieu of Cash Distributions	1,104	21	266	5
Redeemed	(36,243)	(664)	(19,292)	(376)
Net Increase (Decrease) —Admiral Shares	(1,970)	(34)	44,859	904

At August 31, 2015, one shareholder was the record or beneficial owner of 59% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VGT	VITAX
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		1.40%	1.40%

Portfolio Characteristics
		MSCI
		US IMI/
		Information	MSCI
		Technology	US IMI/
	Fund	25/50	2500
Number of Stocks	383	382	2,491
Median Market Cap $135.4B		$135.4B	$47.3B
Price/Earnings Ratio	20.9x	20.9x	20.7x
Price/Book Ratio	3.8x	3.8x	2.6x
Return on Equity	24.9%	24.9%	17.2%
Earnings Growth Rate	12.0%	12.0%	10.2%
Dividend Yield	1.5%	1.5%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	3%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	MSCI US
IMI/Information
	Technology		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.76
Beta		1.00	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Application Software	6.2%
Communications Equipment	7.7
Data Processing & Outsourced Services	11.9
Electronic Components	1.2
Electronic Manufacturing Services	1.2
Home Entertainment Software	1.0
Internet Software & Services	18.0
IT Consulting & Other Services	6.4
Semiconductor Equipment	1.4
Semiconductors	10.5
Systems Software	13.2
Technology Hardware, Storage & Peripherals	19.8
Other Information Technology	1.5

Ten Largest Holdings (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	15.6%
Google Inc.	Internet Software
	& Services	9.1
Microsoft Corp.	Systems Software	8.1
Facebook Inc.	Internet Software
	& Services	4.6
Visa Inc.	Data Processing
	& Outsourced Services	3.4
International
Business	IT Consulting
Machines Corp.	& Other Services	3.3
Intel Corp.	Semiconductors	3.3
Cisco Systems Inc. Communications
	Equipment	3.2
Oracle Corp.	Systems Software	3.1
MasterCard Inc.	Data Processing
	& Outsourced Services	2.2
Top Ten Total		55.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2005–August 31, 2015

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2015		of a $10,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund
ETF Shares Net Asset Value	2.05%	16.79%	8.90%	$23,456
Information Technology Index Fund
ETF Shares Market Price	2.07	16.81	8.91	23,474
Spliced US IMI/Information Technology 25/50	2.18	16.95	9.08	23,851
Science and Technology Funds Average	1.28	15.39	8.29	22,168
MSCI US IMI/2500	0.44	16.11	7.55	20,698
For a benchmark description, see the Glossary.
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund Admiral Shares	2.09%	16.79%	8.89%	$234,310
Spliced US IMI/Information Technology 25/50	2.18	16.95	9.08	238,510
MSCI US IMI/2500	0.44	16.11	7.55	206,975

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Information Technology Index Fund ETF Shares Net Asset Value Spliced US IMI/Information Technology 25/50

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2005–August 31, 2015

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares Market Price	2.07%	117.48%	134.74%
Information Technology Index Fund ETF Shares Net Asset Value	2.05	117.27	134.56
Spliced US IMI/Information Technology 25/50	2.18	118.79	138.51

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		11.05%	17.64%	9.88%
Net Asset Value		11.01	17.63	9.90
Admiral Shares	3/25/2004	11.03	17.64	9.89

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (7.7%)
	Cisco Systems Inc.	9,303,820	240,783
	QUALCOMM Inc.	2,982,056	168,725
	Motorola Solutions Inc.	366,514	23,757
*	Palo Alto Networks Inc.	130,090	21,363
	Harris Corp.	225,910	17,354
	Juniper Networks Inc.	650,051	16,713
*	F5 Networks Inc.	131,496	15,965
	Brocade Communications
	Systems Inc.	764,385	8,141
*	CommScope Holding Co.
	Inc.	242,920	7,858
*	ARRIS Group Inc.	239,500	6,328
*	Infinera Corp.	254,107	5,545
*	Ciena Corp.	225,837	5,050
*,^	Arista Networks Inc.	66,843	4,999
*	ViaSat Inc.	82,365	4,841
	Plantronics Inc.	71,604	3,807
*	EchoStar Corp. Class A	80,668	3,598
	InterDigital Inc.	65,968	3,263
*	Finisar Corp.	188,163	2,903
*	Polycom Inc.	247,389	2,662
*	Viavi Solutions Inc.	424,601	2,280
^	Ubiquiti Networks Inc.	56,007	1,969
*	NETGEAR Inc.	59,931	1,821
*	Lumentum Holdings Inc.	84,919	1,676
*	Ruckus Wireless Inc.	147,365	1,668
	ADTRAN Inc.	97,831	1,567
*	Ixia	100,175	1,550
*	Mitel Networks Corp.	152,146	1,121
*	CalAmp Corp.	65,892	1,095
*	Harmonic Inc.	163,457	943
*	ShoreTel Inc.	116,369	866
	Comtech
	Telecommunications Corp.	29,720	793
*	Calix Inc.	74,417	596
*	Sonus Networks Inc.	79,512	560
	Black Box Corp.	27,924	430
			582,590
Electronic Equipment, Instruments
& Components (4.0%)
	TE Connectivity Ltd.	743,186	44,063
	Corning Inc.	2,302,262	39,622
	Amphenol Corp. Class A	565,046	29,586
*	Flextronics International
	Ltd.	1,031,679	10,843
	Avnet Inc.	249,289	10,570
	CDW Corp.	263,312	10,467
*	Keysight Technologies Inc.	308,420	9,882
*	Arrow Electronics Inc.	174,855	9,778
*	Trimble Navigation Ltd.	474,585	8,970
*	Zebra Technologies Corp.	94,645	7,844
	Ingram Micro Inc.	285,004	7,712
	FLIR Systems Inc.	255,984	7,329
	Jabil Circuit Inc.	320,003	6,192
	FEI Co.	76,504	5,774
*	IPG Photonics Corp.	67,497	5,698
	National Instruments Corp.	186,952	5,461

			Market
			Value•
		Shares	($000)
	Cognex Corp.	151,871	5,400
*	Tech Data Corp.	67,001	4,371
	SYNNEX Corp.	54,046	4,280
	Belden Inc.	77,945	3,928
	Littelfuse Inc.	41,147	3,693
*	Anixter International Inc.	53,812	3,426
	Dolby Laboratories Inc.
	Class A	93,779	3,053
*	Sanmina Corp.	151,757	2,920
*	Universal Display Corp.	75,386	2,777
*,^	Knowles Corp.	162,161	2,640
*	Coherent Inc.	43,535	2,538
*	OSI Systems Inc.	34,343	2,508
	Vishay Intertechnology Inc.	248,479	2,455
*	Plexus Corp.	61,733	2,350
*,^	Fitbit Inc.	66,470	2,293
*	Benchmark Electronics Inc.	97,587	2,085
*	Itron Inc.	69,511	2,085
*	ScanSource Inc.	52,202	1,994
*	Rogers Corp.	33,718	1,877
*	Insight Enterprises Inc.	72,193	1,827
	Methode Electronics Inc.	66,001	1,754
	MTS Systems Corp.	27,184	1,618
*	II-VI Inc.	94,536	1,597
	Badger Meter Inc.	26,396	1,539
*	InvenSense Inc.	147,900	1,510
*	Rofin-Sinar Technologies
	Inc.	51,865	1,321
*	FARO Technologies Inc.	31,772	1,234
	AVX Corp.	93,416	1,220
*	Newport Corp.	72,744	1,113
*	Fabrinet	55,800	1,109
	CTS Corp.	53,940	1,017
*	Mercury Systems Inc.	62,175	985
*	TTM Technologies Inc.	116,685	796
*	DTS Inc.	29,661	787
*	GSI Group Inc.	54,571	709
*	RealD Inc.	73,285	690
*	Kimball Electronics Inc.	53,648	630
	Park Electrochemical Corp.	35,273	621
	Daktronics Inc.	69,528	604
	Checkpoint Systems Inc.	73,858	597
	PC Connection Inc.	18,538	391
			300,133
Internet Software & Services (18.0%)
*	Facebook Inc. Class A	3,908,091	349,501
*	Google Inc. Class C	564,107	348,759
*	Google Inc. Class A	527,338	341,620
*	eBay Inc.	2,000,130	54,224
*	Yahoo! Inc.	1,630,962	52,582
*	LinkedIn Corp. Class A	201,823	36,449
*	Twitter Inc.	898,428	24,967
*	Akamai Technologies Inc.	327,794	23,375
*	VeriSign Inc.	192,203	13,250
*	CoStar Group Inc.	59,770	10,582
	IAC/InterActiveCorp	139,463	9,735
	MercadoLibre Inc.	60,699	6,680
*	Pandora Media Inc.	371,249	6,660
*	Rackspace Hosting Inc.	209,277	6,364

			Market
			Value•
		Shares	($000)
*	Dealertrack Technologies
	Inc.	96,385	6,049
	j2 Global Inc.	83,590	5,816
*	HomeAway Inc.	173,974	4,991
*,^	Zillow Group Inc.	178,998	4,414
*	Cimpress NV	53,543	3,747
*	Demandware Inc.	61,621	3,438
*	comScore Inc.	62,567	3,267
*	Cornerstone OnDemand
	Inc.	88,772	3,173
*	GrubHub Inc.	115,228	3,048
*	Yelp Inc. Class A	118,162	2,869
*	LogMeIn Inc.	44,538	2,776
*	WebMD Health Corp.	58,816	2,419
*,^	Zillow Group Inc. Class A	91,519	2,323
*	Stamps.com Inc.	27,103	2,232
	NIC Inc.	112,877	2,127
*	SPS Commerce Inc.	30,444	2,071
*	Envestnet Inc.	63,619	1,987
*	Web.com Group Inc.	80,284	1,728
*	Endurance International
	Group Holdings Inc.	108,253	1,655
*	Marketo Inc.	58,256	1,632
	EarthLink Holdings Corp.	190,620	1,599
*	Constant Contact Inc.	60,026	1,486
*	Gogo Inc.	92,321	1,467
*	Cvent Inc.	41,251	1,301
*	Shutterstock Inc.	35,711	1,197
*	Monster Worldwide Inc.	158,332	1,151
*	Xoom Corp.	46,232	1,148
*	Bankrate Inc.	114,004	1,124
*	Benefitfocus Inc.	29,007	1,064
*	Actua Corp.	70,025	996
*	Blucora Inc.	71,100	993
*,^	Coupons.com Inc.	99,914	933
*	LivePerson Inc.	96,010	878
*	Q2 Holdings Inc.	32,923	861
*	Textura Corp.	32,539	841
*	Intralinks Holdings Inc.	74,335	761
*	Internap Corp.	81,747	652
*	DHI Group Inc.	78,616	613
*	XO Group Inc.	41,484	608
*	SciQuest Inc.	51,231	563
*	Bazaarvoice Inc.	103,194	536
*	Hortonworks Inc.	21,476	510
*	RetailMeNot Inc.	53,241	479
*,^	TrueCar Inc.	77,104	456
*	Angie’s List Inc.	77,881	412
*	Everyday Health Inc.	31,630	309
*,^	OPOWER Inc.	30,960	280
*	Rocket Fuel Inc.	37,409	229
*	LendingClub Corp.	138	2
			1,369,959
IT Services (18.3%)
	Visa Inc. Class A	3,580,776	255,309
	International Business
	Machines Corp.	1,711,332	253,089
	MasterCard Inc. Class A	1,837,593	169,738
	Accenture plc Class A	1,145,564	107,992

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Cognizant Technology
	Solutions Corp. Class A	1,116,912	70,298
*	PayPal Holdings Inc.	1,993,230	69,763
	Automatic Data Processing
	Inc.	858,864	66,407
*	Fiserv Inc.	433,090	36,930
	Fidelity National Information
	Services Inc.	518,458	35,805
*	Alliance Data Systems
	Corp.	113,503	29,192
	Paychex Inc.	597,280	26,675
*	FleetCor Technologies Inc.	142,675	21,281
	Xerox Corp.	1,915,369	19,479
	Western Union Co.	944,504	17,417
	Computer Sciences Corp.	253,854	15,736
	Total System Services Inc.	304,172	13,940
	Global Payments Inc.	121,499	13,534
*	Gartner Inc.	151,885	12,988
*	Vantiv Inc. Class A	267,236	11,769
	Broadridge Financial
	Solutions Inc.	219,229	11,573
	Jack Henry & Associates
	Inc.	149,553	10,164
*	Teradata Corp.	271,038	7,922
	MAXIMUS Inc.	120,917	7,322
	Sabre Corp.	249,745	6,798
*	WEX Inc.	70,733	6,686
*	VeriFone Systems Inc.	208,022	6,499
*	CoreLogic Inc.	164,735	6,252
	DST Systems Inc.	60,346	6,181
*	Euronet Worldwide Inc.	90,041	5,805
*	EPAM Systems Inc.	76,352	5,391
	Booz Allen Hamilton
	Holding Corp. Class A	190,234	5,079
	Leidos Holdings Inc.	115,135	4,845
	Convergys Corp.	182,003	4,113
	Heartland Payment
	Systems Inc.	66,889	3,985
*	Blackhawk Network
	Holdings Inc.	93,761	3,705
	Science Applications
	International Corp.	75,873	3,700
*	CACI International Inc.
	Class A	41,807	3,279
*	Acxiom Corp.	141,876	2,974
*,^	NeuStar Inc. Class A	102,145	2,855
*	Cardtronics Inc.	81,848	2,824
*	Virtusa Corp.	51,776	2,740
*	Syntel Inc.	60,801	2,703
	EVERTEC Inc.	120,768	2,186
*	ExlService Holdings Inc.	57,083	2,065
	CSG Systems International
	Inc.	59,852	1,850
*	Sykes Enterprises Inc.	70,438	1,772
*	Net 1 UEPS Technologies
	Inc.	76,264	1,570
	ManTech International Corp.
	Class A	44,148	1,209
*	Unisys Corp.	90,719	1,195
*	Perficient Inc.	65,360	1,082
	Cass Information Systems
	Inc.	17,339	836
	TeleTech Holdings Inc.	30,647	829
*	Everi Holdings Inc.	116,533	602
	Forrester Research Inc.	17,736	561
*	MoneyGram International
	Inc.	53,217	465
			1,386,959

			Market
			Value•
		Shares	($000)
Semiconductors & Semiconductor
Equipment (11.9%)
	Intel Corp.	8,678,374	247,681
	Texas Instruments Inc.	1,903,104	91,045
	Avago Technologies Ltd.
	Class A	474,830	59,814
	Broadcom Corp. Class A	1,011,578	52,268
	Applied Materials Inc.	2,253,059	36,240
*	Micron Technology Inc.	1,978,560	32,468
	Analog Devices Inc.	573,641	32,044
	Skyworks Solutions Inc.	350,729	30,636
	Altera Corp.	552,383	26,818
	NVIDIA Corp.	984,186	22,125
	Lam Research Corp.	289,558	21,071
	Xilinx Inc.	473,186	19,822
	Linear Technology Corp.	438,252	17,653
	Maxim Integrated Products
	Inc.	522,015	17,576
	Microchip Technology Inc.	386,291	16,417
*	Qorvo Inc.	273,384	15,176
	KLA-Tencor Corp.	292,535	14,659
	Marvell Technology Group
	Ltd.	758,800	8,552
*	ON Semiconductor Corp.	789,128	7,540
	Teradyne Inc.	392,460	7,080
*	Freescale Semiconductor
	Ltd.	197,016	7,039
*	Cavium Inc.	100,843	6,859
*	First Solar Inc.	137,860	6,595
	Atmel Corp.	762,655	6,231
	Cypress Semiconductor
	Corp.	607,178	6,072
*	Microsemi Corp.	173,918	5,524
*,^	Ambarella Inc.	57,348	5,484
*,^	Cree Inc.	199,598	5,433
*	SunEdison Inc.	500,033	5,200
*	Integrated Device
	Technology Inc.	272,379	5,172
*	Synaptics Inc.	66,973	4,694
*	Cirrus Logic Inc.	116,401	3,511
	Monolithic Power Systems
	Inc.	70,626	3,396
*	Silicon Laboratories Inc.	75,898	3,300
	MKS Instruments Inc.	97,796	3,296
*	Entegris Inc.	228,842	3,142
*	Mellanox Technologies Ltd.	74,889	3,029
*	Fairchild Semiconductor
	International Inc. Class A	212,988	2,897
	Tessera Technologies Inc.	87,244	2,856
*	Rambus Inc.	209,672	2,816
*	OmniVision Technologies
	Inc.	105,572	2,523
	Intersil Corp. Class A	238,748	2,516
*	SunPower Corp. Class A	97,883	2,375
*,^	Advanced Micro Devices
	Inc.	1,196,656	2,166
	Power Integrations Inc.	53,854	2,114
*	PMC-Sierra Inc.	331,326	2,084
*	Semtech Corp.	121,411	2,058
*	Cabot Microelectronics
	Corp.	47,290	2,051
*	Advanced Energy
	Industries Inc.	71,085	1,725
*	Veeco Instruments Inc.	74,321	1,715
*	Kulicke & Soffa Industries
	Inc.	139,594	1,474
*	Diodes Inc.	68,675	1,352
	Brooks Automation Inc.	122,438	1,271
*	Inphi Corp.	52,933	1,257

			Market
			Value•
		Shares	($000)
	Integrated Silicon Solution
	Inc.	56,356	1,238
*	M/A-COM Technology
	Solutions Holdings Inc.	37,834	1,116
*	Photronics Inc.	120,805	1,101
*	Amkor Technology Inc.	194,301	1,049
*	Lattice Semiconductor
	Corp.	215,445	901
*	Ultratech Inc.	49,809	857
*	Applied Micro Circuits
	Corp.	129,580	758
*	Rudolph Technologies Inc.	58,609	748
*	CEVA Inc.	36,176	696
*	FormFactor Inc.	103,437	688
*	Xcerra Corp.	100,346	628
*	Nanometrics Inc.	42,842	595
*	PDF Solutions Inc.	48,830	595
	IXYS Corp.	47,828	564
*	Exar Corp.	71,667	423
			907,869
Software (20.3%)
	Microsoft Corp.	14,058,741	611,836
	Oracle Corp.	6,391,101	237,046
*	salesforce.com inc	1,139,299	79,022
*	Adobe Systems Inc.	915,739	71,950
	Intuit Inc.	478,991	41,073
*	Electronic Arts Inc.	575,611	38,077
	Activision Blizzard Inc.	929,972	26,625
	Symantec Corp.	1,245,253	25,515
*	Red Hat Inc.	335,781	24,247
*	Citrix Systems Inc.	294,470	20,056
*	Autodesk Inc.	416,487	19,471
*	ServiceNow Inc.	266,921	18,941
	CA Inc.	603,169	16,460
*	ANSYS Inc.	164,173	14,546
*	Splunk Inc.	228,922	14,186
*	Workday Inc. Class A	195,714	13,751
*	Synopsys Inc.	283,759	13,317
	CDK Global Inc.	249,803	12,375
*	VMware Inc. Class A	147,285	11,658
	FactSet Research
	Systems Inc.	72,546	11,456
*	Fortinet Inc.	263,869	11,119
*	Cadence Design Systems
	Inc.	535,131	10,713
	SS&C Technologies
	Holdings Inc.	152,148	10,307
*	Ultimate Software Group
	Inc.	49,824	8,779
*	Tableau Software Inc.
	Class A	91,248	8,593
*	Tyler Technologies Inc.	58,428	8,065
*	Manhattan Associates Inc.	135,662	7,934
*	Nuance Communications
	Inc.	459,276	7,564
*	FireEye Inc.	199,290	7,529
*	Guidewire Software Inc.	130,132	7,276
*	PTC Inc.	210,298	6,965
*	NetScout Systems Inc.	179,027	6,543
*	NetSuite Inc.	71,063	6,314
*	Qlik Technologies Inc.	166,712	6,312
*	Verint Systems Inc.	114,048	6,082
	Solera Holdings Inc.	123,302	5,939
*	Aspen Technology Inc.	156,152	5,913
*	SolarWinds Inc.	126,202	5,017
	Blackbaud Inc.	87,267	4,986
	Fair Isaac Corp.	56,798	4,860
	Mentor Graphics Corp.	183,594	4,744
*	ACI Worldwide Inc.	214,220	4,569

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Take-Two Interactive
	Software Inc.	154,635	4,505
*	Proofpoint Inc.	69,801	3,933
*	Ellie Mae Inc.	51,280	3,714
*	Zynga Inc. Class A	1,463,092	3,702
*	MicroStrategy Inc. Class A	16,996	3,377
*	Fleetmatics Group plc	69,701	3,120
*	Imperva Inc.	51,649	3,077
*	CommVault Systems Inc.	78,912	2,828
*	Synchronoss Technologies
	Inc.	66,498	2,686
*	Progress Software Corp.	84,105	2,278
*	Paycom Software Inc.	53,018	2,043
*	Bottomline Technologies
	de Inc.	75,251	2,012
*	Infoblox Inc.	98,424	1,894
*	Zendesk Inc.	90,209	1,866
*	Rovi Corp.	161,654	1,790
	Pegasystems Inc.	69,492	1,703
*	Callidus Software Inc.	105,458	1,663
*	TiVo Inc.	177,590	1,616
*	BroadSoft Inc.	50,081	1,581
	Monotype Imaging
	Holdings Inc.	73,782	1,563
^	Ebix Inc.	52,858	1,501
*	RealPage Inc.	78,985	1,454
*	HubSpot Inc.	27,592	1,305
*	Qualys Inc.	42,481	1,235
*	Interactive Intelligence
	Group Inc.	31,202	1,092
*	Paylocity Holding Corp.	32,110	1,060
*	PROS Holdings Inc.	44,799	991
*,^	VASCO Data Security
	International Inc.	54,442	910
*	Glu Mobile Inc.	196,652	903
*	ePlus Inc.	11,692	885
*	Barracuda Networks Inc.	33,353	877
*	Gigamon Inc.	29,682	676
*	Comverse Inc.	35,784	674
*	Silver Spring Networks Inc.	57,665	669
*	Rubicon Project Inc.	43,884	632
*	Tangoe Inc.	69,130	518
*	EnerNOC Inc.	49,650	464
	Epiq Systems Inc.	36,395	463
*	Jive Software Inc.	77,833	351
*	TubeMogul Inc.	31,416	347
*	Varonis Systems Inc.	15,714	311
*	Workiva Inc.	20,766	298
*	MobileIron Inc.	54,966	226
			1,546,524

			Market
			Value•
		Shares	($000)
Technology Hardware, Storage
& Peripherals (19.8%)
	Apple Inc.	10,538,939	1,188,371
	Hewlett-Packard Co.	3,324,949	93,298
	EMC Corp.	3,552,690	88,355
	Western Digital Corp.	422,236	34,607
	Seagate Technology plc	580,560	29,841
	SanDisk Corp.	380,344	20,752
	NetApp Inc.	570,501	18,233
*	NCR Corp.	313,111	7,856
*	Electronics For Imaging
	Inc.	85,923	3,761
	Diebold Inc.	113,039	3,518
	Lexmark International Inc.
	Class A	112,216	3,364
*,^	3D Systems Corp.	191,793	2,633
*	Super Micro Computer Inc.	68,370	1,870
*	Nimble Storage Inc.	67,377	1,796
*	QLogic Corp.	158,809	1,642
*	Cray Inc.	74,322	1,575
*	Avid Technology Inc.	71,219	592
*	Eastman Kodak Co.	35,634	502
*	Silicon Graphics
	International Corp.	64,887	324
			1,502,890
Wireless Telecommunication
Services (0.0%)
*	RingCentral Inc. Class A	84,718	1,458
Total Common Stocks
(Cost $6,241,322)			7,598,382
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.168%
	(Cost $15,347)	15,347,002	15,347
Total Investments (100.2%)
(Cost $6,256,669)			7,613,729

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	720
Receivables for Investment Securities Sold	40,991
Receivables for Accrued Income	13.146
Receivables for Capital Shares Issued	576
Total Other Assets	55,433
Liabilities
Payables for Investment Securities
Purchased	(41,233)
Collateral for Securities on Loan	(15,347)
Payables for Capital Shares Redeemed	(336)
Payables to Vanguard	(2,247)
Other Liabilities	(9,592)
Total Liabilities	(68,755)
Net Assets (100%)	7,600,407

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	6,229,030
Undistributed Net Investment Income	69,471
Accumulated Net Realized Losses	(55,154)
Unrealized Appreciation (Depreciation)	1,357,060
Net Assets	7,600,407

ETF Shares—Net Assets
Applicable to 70,918,258 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,258,650
Net Asset Value Per Share—
ETF Shares	$102.35

Admiral Shares—Net Assets
Applicable to 6,520,577 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	341,757
Net Asset Value Per Share—
Admiral Shares	$52.41

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,726,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $15,347,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	105,174
Interest[1]	4
Securities Lending	614
Total Income	105,792
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,202
Management and Administrative—
ETF Shares	4,176
Management and Administrative—
Admiral Shares	197
Marketing and Distribution—
ETF Shares	1,014
Marketing and Distribution—
Admiral Shares	41
Custodian Fees	57
Auditing Fees	33
Shareholders’ Reports—ETF Shares	260
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	5
Total Expenses	6,990
Net Investment Income	98,802
Realized Net Gain (Loss) on
Investment Securities Sold	349,583
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(347,429)
Net Increase (Decrease) in Net Assets
Resulting from Operations	100,956
1 Interest income from an affiliated company of the fund was $4,000.

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	98,802	68,518
Realized Net Gain (Loss)	349,583	216,537
Change in Unrealized Appreciation (Depreciation)	(347,429)	1,053,464
Net Increase (Decrease) in Net Assets Resulting from Operations	100,956	1,338,519
Distributions
Net Investment Income
ETF Shares	(76,164)	(46,579)
Admiral Shares	(3,231)	(1,907)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(79,395)	(48,486)
Capital Share Transactions
ETF Shares	1,361,928	1,139,818
Admiral Shares	100,499	37,646
Net Increase (Decrease) from Capital Share Transactions	1,462,427	1,177,464
Total Increase (Decrease)	1,483,988	2,467,497
Net Assets
Beginning of Period	6,116,419	3,648,922
End of Period[1]	7,600,407	6,116,419
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $69,471,000 and $50,064,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$101.41	$77.63	$72.58	$59.17	$49.40
Investment Operations
Net Investment Income	1.277	1.135	1.011	.628	.464
Net Realized and Unrealized Gain (Loss)
on Investments	.834	23.589	4.872	13.267	9.668
Total from Investment Operations	2.111	24.724	5.883	13.895	10.132
Distributions
Dividends from Net Investment Income	(1.171)	(. 944)	(. 833)	(. 485)	(. 362)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.171)	(. 944)	(. 833)	(. 485)	(. 362)
Net Asset Value, End of Period	$102.35	$101.41	$77.63	$72.58	$59.17

Total Return	2.05%	32.04%	8.23%	23.65%	20.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,259	$5,876	$3,497	$2,536	$1,730
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.35%	1.38%	1.53%	1.01%	0.79%
Portfolio Turnover Rate[1]	3%	6%	6%	6%	6%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$51.93	$39.75	$37.17	$30.30	$25.30
Investment Operations
Net Investment Income	.655	.580	.521	. 320	. 238
Net Realized and Unrealized Gain (Loss)
on Investments	. 426	12.079	2.493	6.797	4.947
Total from Investment Operations	1.081	12.659	3.014	7.117	5.185
Distributions
Dividends from Net Investment Income	(.601)	(.479)	(. 434)	(.247)	(.185)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.601)	(.479)	(. 434)	(.247)	(.185)
Net Asset Value, End of Period	$52.41	$51.93	$39.75	$37.17	$30.30

Total Return[1]	2.09%	32.05%	8.24%	23.63%	20.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$342	$241	$152	$95	$60
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.35%	1.38%	1.53%	1.01%	0.79%
Portfolio Turnover Rate[2]	3%	6%	6%	6%	6%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Information Technology Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $720,000, representing 0.01% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $348,785,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $71,578,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $824,000 to offset taxable capital gains realized during the year ended August 31, 2015. At August 31, 2015, the fund had available capital losses totaling $55,122,000 to offset future net capital gains. Of this amount, $54,606,000 is subject to expiration dates; $217,000 may be used to offset future net capital gains through August 31, 2016, $14,013,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,328,000 through August 31, 2019. Capital losses of $516,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. Capital loss carryforwards of $612,000 expired on August 31, 2015; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital At August 31, 2015, the cost of investment securities for tax purposes was $6,256,700,000. Net unrealized appreciation of investment securities for tax purposes was $1,357,029,000, consisting of unrealized gains of $1,597,199,000 on securities that had risen in value since their purchase and $240,170,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $2,400,381,000 of investment securities and sold $918,451,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,952,983,000 and $669,794,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Information Technology Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	2,042,645	19,526	1,543,974	17,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(680,717)	(6,550)	(404,156)	(4,500)
Net Increase (Decrease)—ETF Shares	1,361,928	12,976	1,139,818	12,900
Admiral Shares
Issued	171,683	3,201	74,157	1,605
Issued in Lieu of Cash Distributions	3,022	58	1,800	41
Redeemed	(74,206)	(1,375)	(38,311)	(835)
Net Increase (Decrease) —Admiral Shares	100,499	1,884	37,646	811

At August 31, 2015, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in a increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VAW	VMIAX
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		2.07%	2.07%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	121	121	2,491
Median Market Cap	$15.5B	$15.5B	$47.3B
Price/Earnings Ratio	19.2x	19.2x	20.7x
Price/Book Ratio	2.8x	2.8x	2.6x
Return on Equity	18.6%	18.6%	17.2%
Earnings Growth Rate	10.7%	10.6%	10.2%
Dividend Yield	2.2%	2.2%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	MSCI US
	IMI/Materials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.70
Beta		1.00	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aluminum	2.0%
Commodity Chemicals	6.2
Construction Materials	4.0
Diversified Chemicals	16.2
Diversified Metals & Mining	2.2
Fertilizers & Agricultural Chemicals	11.7
Gold	1.7
Industrial Gases	9.3
Metal & Glass Containers	4.3
Paper Packaging	7.2
Paper Products	3.8
Specialty Chemicals	25.3
Steel	5.1
Other Materials	1.0

Ten Largest Holdings (% of total net assets)

Dow Chemical Co.	Diversified Chemicals	7.1%
EI du Pont de
Nemours & Co.	Diversified Chemicals	6.6
Monsanto Co.	Fertilizers &
	Agricultural Chemicals	6.6
LyondellBasell
Industries NV	Commodity Chemicals	4.9
Praxair Inc.	Industrial Gases	4.3
Ecolab Inc.	Specialty Chemicals	4.1
Air Products &
Chemicals Inc.	Industrial Gases	4.0
PPG Industries Inc.	Specialty Chemicals	3.7
Sherwin-Williams
Co.	Specialty Chemicals	2.9
International
Paper Co.	Paper Products	2.4
Top Ten Total		46.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2015		of a $10,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund
ETF Shares Net Asset Value	-13.56%	10.21%	7.71%	$21,022
Materials Index Fund
ETF Shares Market Price	-13.58	10.22	7.72	21,038
Spliced US IMI/Materials 25/50	-13.45	10.35	7.83	21,254
Basic Materials Funds Average	-23.61	0.66	3.89	14,643
MSCI US IMI/2500	0.44	16.11	7.55	20,698
For a benchmark description, see the Glossary.
Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund Admiral Shares	-13.54%	10.23%	7.70%	$210,029
Spliced US IMI/Materials 25/50	-13.45	10.35	7.83	212,537
MSCI US IMI/2500	0.44	16.11	7.55	206,975

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Materials Index Fund ETF Shares Net Asset Value Spliced US IMI/Materials 25/50

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2005–August 31, 2015

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares Market Price	-13.58%	62.64%	110.38%
Materials Index Fund ETF Shares Net Asset Value	-13.56	62.59	110.22
Spliced US IMI/Materials 25/50	-13.45	63.65	112.54

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		-2.10%	14.59%	9.16%
Net Asset Value		-2.13	14.58	9.15
Admiral Shares	2/11/2004	-2.09	14.60	9.14

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (68.7%)
	Dow Chemical Co.	1,977,951	86,555
	EI du Pont de Nemours
	& Co.	1,553,314	79,996
	Monsanto Co.	816,698	79,751
	LyondellBasell Industries
	NV Class A	690,153	58,925
	Praxair Inc.	494,770	52,322
	Ecolab Inc.	459,768	50,179
	Air Products & Chemicals
	Inc.	350,131	48,854
	PPG Industries Inc.	468,180	44,613
	Sherwin-Williams Co.	135,860	34,754
	Sigma-Aldrich Corp.	205,404	28,635
	CF Industries Holdings Inc.	403,594	23,158
	Mosaic Co.	567,177	23,158
	Eastman Chemical Co.	255,706	18,528
	Celanese Corp. Class A	263,003	15,949
	International Flavors &
	Fragrances Inc.	138,837	15,210
*	WR Grace & Co.	124,851	12,353
	Ashland Inc.	110,092	11,556
	Airgas Inc.	116,631	11,257
	RPM International Inc.	228,752	10,031
	Valspar Corp.	132,348	9,701
	FMC Corp.	229,138	9,695
	Albemarle Corp.	192,530	8,704
	Cytec Industries Inc.	116,420	8,638
*	Axalta Coating Systems Ltd. 243,327		7,103
	NewMarket Corp.	18,149	6,955
	Huntsman Corp.	357,928	5,917
	Sensient Technologies Corp. 80,096		5,218
	PolyOne Corp.	153,142	4,973
	Scotts Miracle-Gro Co.
	Class A	78,875	4,905
*	Platform Specialty Products
	Corp.	250,466	4,794
	Westlake Chemical Corp.	79,832	4,409
	Cabot Corp.	109,146	3,697
	Minerals Technologies Inc.	59,649	3,209
	HB Fuller Co.	86,587	3,138
	Balchem Corp.	53,377	3,124
	Axiall Corp.	120,295	3,039
	Chemours Co.	310,272	3,000
*	Chemtura Corp.	103,662	2,820
	Olin Corp.	126,414	2,523
	Innospec Inc.	41,386	2,032
	Quaker Chemical Corp.	22,963	1,822
*	Flotek Industries Inc.	91,001	1,780
	OM Group Inc.	52,153	1,747
	Innophos Holdings Inc.	35,803	1,721
	A Schulman Inc.	49,984	1,716
*	Ferro Corp.	133,891	1,647

			Market
			Value•
		Shares	($000)
	Stepan Co.	34,451	1,551
	Calgon Carbon Corp.	90,513	1,472
*	Kraton Performance
	Polymers Inc.	53,582	1,131
	Tronox Ltd. Class A	108,987	877
*	Intrepid Potash Inc.	96,978	767
*	LSB Industries Inc.	30,900	739
	Koppers Holdings Inc.	34,620	720
	Hawkins Inc.	16,357	622
*	Trinseo SA	21,092	615
	American Vanguard Corp.	44,692	597
	Tredegar Corp.	38,622	560
	Rayonier Advanced
	Materials Inc.	73,041	498
	FutureFuel Corp.	40,375	407
	Kronos Worldwide Inc.	39,390	292
			834,659
Construction Materials (4.0%)
	Vulcan Materials Co.	227,717	21,319
	Martin Marietta Materials
	Inc.	98,437	16,518
	Eagle Materials Inc.	86,220	7,056
*	Headwaters Inc.	126,084	2,544
*	US Concrete Inc.	23,831	1,234
	United States Lime &
	Minerals Inc.	3,805	187
			48,858
Containers & Packaging (11.5%)
	WestRock Co.	448,327	26,608
	Sealed Air Corp.	360,617	18,554
	Ball Corp.	224,777	14,815
*	Crown Holdings Inc.	238,990	11,847
	Packaging Corp. of America	168,142	11,284
	Avery Dennison Corp.	156,210	9,073
	Graphic Packaging Holding
	Co.	564,546	7,960
	AptarGroup Inc.	107,471	7,239
	Bemis Co. Inc.	167,194	7,092
	Sonoco Products Co.	173,211	6,811
*	Berry Plastics Group Inc.	204,957	6,067
*	Owens-Illinois Inc.	276,133	5,757
	Silgan Holdings Inc.	77,748	4,071
	Greif Inc. Class A	43,978	1,288
	Myers Industries Inc.	43,085	614
			139,080
Metals & Mining (11.3%)
	Nucor Corp.	547,662	23,708
	Alcoa Inc.	2,247,177	21,236
	Freeport-McMoRan Inc.	1,784,595	18,988
	Newmont Mining Corp.	907,863	15,497
	Steel Dynamics Inc.	414,968	8,084
	Reliance Steel &
	Aluminum Co.	127,299	7,399
	Royal Gold Inc.	111,871	5,383

			Market
			Value•
		Shares	($000)
	Compass Minerals
	International Inc.	57,858	4,687
	United States Steel Corp.	250,022	4,095
	Allegheny Technologies Inc.	187,493	3,620
	Carpenter Technology Corp.	86,328	3,367
	Commercial Metals Co.	205,348	3,224
	Kaiser Aluminum Corp.	29,337	2,452
	Worthington Industries Inc.	84,025	2,150
*	Stillwater Mining Co.	206,190	1,969
	Globe Specialty Metals Inc.	113,678	1,562
	Hecla Mining Co.	633,653	1,305
	SunCoke Energy Inc.	111,815	1,284
	TimkenSteel Corp.	62,006	1,108
	Materion Corp.	32,729	1,013
*	AK Steel Holding Corp.	302,185	934
^	Cliffs Natural Resources Inc.	234,566	931
	Haynes International Inc.	21,250	812
*,^	Horsehead Holding Corp.	96,683	791
*	Coeur Mining Inc.	231,783	779
	Schnitzer Steel Industries
	Inc.	44,735	774
*	Century Aluminum Co.	91,592	513
			137,665
Paper & Forest Products (4.5%)
	International Paper Co.	689,374	29,740
	Domtar Corp.	109,034	4,384
*	Louisiana-Pacific Corp.	243,672	4,006
	KapStone Paper and
	Packaging Corp.	148,719	3,241
*	Boise Cascade Co.	67,513	2,191
	Schweitzer-Mauduit
	International Inc.	52,299	1,848
*	Clearwater Paper Corp.	32,810	1,839
	Neenah Paper Inc.	28,793	1,662
	PH Glatfelter Co.	73,383	1,325
	Deltic Timber Corp.	19,471	1,209
*	Resolute Forest Products
	Inc.	113,015	1,140
*	Mercer International Inc.	82,573	945
	Wausau Paper Corp.	60,556	472
			54,002
Total Common Stocks
(Cost $1,351,117)			1,214,264

Materials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.168%
(Cost $528)	528,001	528
Total Investments (100.0%)
(Cost $1,351,645)		1,214,792

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		126
Receivables for Investment Securities Sold		3,599
Receivables for Accrued Income		2,826
Receivables for Capital Shares Issued		386
Total Other Assets		6,937
Liabilities
Payables for Investment Securities
Purchased		(3,901)
Collateral for Securities on Loan		(528)
Payables for Capital Shares Redeemed		(154)
Payables to Vanguard		(766)
Other Liabilities		(1,508)
Total Liabilities		(6,857)
Net Assets (100%)		1,214,872

At August 31, 2015, net assets consisted of:

Amount ($000)

Paid-in Capital	1,390,014
Undistributed Net Investment Income	17,577
Accumulated Net Realized Losses	(55,866)
Unrealized Appreciation (Depreciation)	(136,853)
Net Assets	1,214,872

ETF Shares—Net Assets
Applicable to 10,605,499 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,022,301
Net Asset Value Per Share—
ETF Shares	$96.39

Admiral Shares—Net Assets
Applicable to 3,920,337 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	192,571
Net Asset Value Per Share—
Admiral Shares	$49.12

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $531,000.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Includes $528,000 of collateral received for securities on loan. The fund received additional collateral of $104,000 on the next business day. See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	28,497
Interest[1]	1
Securities Lending	180
Total Income	28,678
Expenses
The Vanguard Group—Note B
Investment Advisory Services	263
Management and Administrative—
ETF Shares	671
Management and Administrative—
Admiral Shares	113
Marketing and Distribution—
ETF Shares	206
Marketing and Distribution—
Admiral Shares	28
Custodian Fees	12
Auditing Fees	33
Shareholders’ Reports—ETF Shares	74
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	1,402
Net Investment Income	27,276
Realized Net Gain (Loss) on
Investment Securities Sold	143,930
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(391,920)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(220,714)
1 Interest income from an affiliated company of the fund was $1,000.

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,276	23,381
Realized Net Gain (Loss)	143,930	46,571
Change in Unrealized Appreciation (Depreciation)	(391,920)	215,169
Net Increase (Decrease) in Net Assets Resulting from Operations	(220,714)	285,121
Distributions
Net Investment Income
ETF Shares	(22,046)	(17,757)
Admiral Shares	(2,938)	(2,782)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(24,984)	(20,539)
Capital Share Transactions
ETF Shares	(86,050)	296,361
Admiral Shares	49,594	1,431
Net Increase (Decrease) from Capital Share Transactions	(36,456)	297,792
Total Increase (Decrease)	(282,154)	562,374
Net Assets
Beginning of Period	1,497,026	934,652
End of Period[1]	1,214,872	1,497,026
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,577,000 and $15,285,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$113.50	$90.94	$79.81	$77.59	$65.40
Investment Operations
Net Investment Income	2.126	1.847	1.993	1.537	1.142
Net Realized and Unrealized Gain (Loss)
on Investments	(17.344)	22.612	10.708	2.259	12.852
Total from Investment Operations	(15.218)	24.459	12.701	3.796	13.994
Distributions
Dividends from Net Investment Income	(1.892)	(1.899)	(1.571)	(1.576)	(1.804)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.892)	(1.899)	(1.571)	(1.576)	(1.804)
Net Asset Value, End of Period	$96.39	$113.50	$90.94	$79.81	$77.59

Total Return	-13.56%	27.17%	16.08%	5.09%	21.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,022	$1,323	$796	$642	$593
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.86%	1.88%	2.32%	1.93%	1.63%
Portfolio Turnover Rate[1]	4%	4%	7%	7%	14%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$57.84	$46.34	$40.66	$39.53	$33.32
Investment Operations
Net Investment Income	1.088	.936	1.014	.783	. 579
Net Realized and Unrealized Gain (Loss)
on Investments	(8.846)	11.528	5.464	1.151	6.551
Total from Investment Operations	(7.758)	12.464	6.478	1.934	7.130
Distributions
Dividends from Net Investment Income	(. 962)	(. 964)	(.798)	(. 804)	(. 920)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 962)	(. 964)	(.798)	(. 804)	(. 920)
Net Asset Value, End of Period	$49.12	$57.84	$46.34	$40.66	$39.53

Total Return[1]	-13.54%	27.18%	16.12%	5.10%	21.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$193	$175	$139	$123	$138
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.86%	1.88%	2.32%	1.93%	1.63%
Portfolio Turnover Rate[2]	4%	4%	7%	7%	14%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Materials Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $126,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $159,523,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $18,320,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $589,000 to offset taxable gains realized during the year ended August 31, 2015. At August 31, 2015, the fund had available capital losses totaling $55,866,000 to offset future net capital gains. Of this amount, $39,290,000 is subject to expiration dates; $18,156,000 may be used to offset future net capital gains through August 31, 2018, and $21,134,000 through August 31, 2019. Capital losses of $16,576,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2015, the cost of investment securities for tax purposes was $1,351,646,000.

Net unrealized depreciation of investment securities for tax purposes was $136,854,000, consisting of unrealized gains of $115,140,000 on securities that had risen in value since their purchase and $251,994,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $492,091,000 of investment securities and sold $526,788,000 of investment securities, other than temporary cash investments. Purchases and sales include $361,882,000 and $469,305,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Materials Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	383,741	3,553	411,198	4,001
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(469,791)	(4,600)	(114,837)	(1,100)
Net Increase (Decrease)—ETF Shares	(86,050)	(1,047)	296,361	2,901
Admiral Shares
Issued	83,611	1,523	37,288	704
Issued in Lieu of Cash Distributions	2,371	45	2,322	46
Redeemed	(36,388)	(665)	(38,179)	(729)
Net Increase (Decrease) —Admiral Shares	49,594	903	1,431	21

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VOX	VTCAX
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		3.41%	3.41%

Portfolio Characteristics
		MSCI
		US IMI/
		Telecom	MSCI
		Services	US IMI/
	Fund	25/50	2500
Number of Stocks	32	30	2,491
Median Market Cap	$20.1B	$20.1B	$47.3B
Price/Earnings Ratio	30.9x	30.2x	20.7x
Price/Book Ratio	2.5x	2.5x	2.6x
Return on Equity	14.4%	14.3%	17.2%
Earnings Growth Rate	10.7%	10.7%	10.2%
Dividend Yield	3.4%	3.5%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	18%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Telecom
	Services	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.33
Beta	1.01	0.69

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Alternative Carriers	19.3%
Integrated Telecommunication Services	62.0
Wireless Telecommunication Services	18.5
Other	0.2

Ten Largest Holdings (% of total net assets)

Verizon	Integrated
Communications	Telecommunication
Inc.	Services	22.7%
AT&T Inc.	Integrated
	Telecommunication
	Services	22.5
SBA	Wireless
Communications	Telecommunication
Corp.	Services	4.5
CenturyLink Inc.	Integrated
	Telecommunication
	Services	4.4
Level 3
Communications
Inc.	Alternative Carriers	4.0
T-Mobile US Inc.	Wireless
	Telecommunication
	Services	4.0
Frontier	Integrated
Communications	Telecommunication
Corp.	Services	2.4
Sprint Corp.	Wireless
	Telecommunication
	Services	2.3
Vonage Holdings
Corp.	Alternative Carriers	2.0
Shenandoah	Wireless
Telecommunications	Telecommunication
Co.	Services	2.0
Top Ten Total		70.8%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2015		of a $10,000
	One Year	Five Years	Ten Years	Investment
Telecommunication Services Index Fund
ETF Shares Net Asset Value	-2.72%	11.41%	7.25%	$20,144
Telecommunication Services Index Fund
ETF Shares Market Price	-2.76	11.41	7.27	20,183
Spliced US IMI/Telecommunication
Services 25/50	-2.44	11.48	6.90	19,489
Telecommunication Funds Average	-1.24	10.44	4.20	15,091
MSCI US IMI/2500	0.44	16.11	7.55	20,698
For a benchmark description, see the Glossary.
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Telecommunication Services Index Fund
Admiral Shares	-2.66%	11.43%	7.25%	$201,426
Spliced US IMI/Telecommunication Services 25/50	-2.44	11.48	6.90	194,893
MSCI US IMI/2500	0.44	16.11	7.55	206,975

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Telecommunication Services Index Fund ETF Shares Net Asset Value Spliced US IMI/Telecommunication Services 25/50

For a benchmark description, see the Glossary.

Cumulative Returns: ETF Shares, August 31, 2005–August 31, 2015

	One Year	Five Years	Ten Years
Telecommunication Services Index Fund ETF Shares Market Price	-2.76%	71.67%	101.83%
Telecommunication Services Index Fund ETF Shares Net Asset Value	-2.72	71.63	101.44
Spliced US IMI/Telecommunication Services 25/50	-2.44	72.17	94.89

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		1.54%	13.99%	7.97%
Net Asset Value		1.48	13.96	7.96
Admiral Shares	3/11/2005	1.53	14.00	7.95

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.3%)[1]
Diversified Telecommunication Services (81.5%)
	Alternative Carriers (19.4%)
*	Level 3 Communications
	Inc.	736,549	32,946
*	Vonage Holdings Corp.	3,013,231	16,724
*	8x8 Inc.	1,623,561	12,550
	Inteliquent Inc.	683,038	12,513
*	Premiere Global Services
	Inc.	1,157,724	12,480
*	Zayo Group Holdings Inc.	420,383	11,758
	Cogent Communications
	Holdings Inc.	411,702	11,433
*,^	Iridium Communications
	Inc.	1,466,890	10,928
*	inContact Inc.	1,356,048	10,238
*,^	Globalstar Inc.	5,330,195	9,381
	Lumos Networks Corp.	769,311	9,032
*	ORBCOMM Inc.	1,450,696	8,835

	Integrated Telecommunication Services (62.1%)
	Verizon Communications
	Inc.	4,051,695	186,419
	AT&T Inc.	5,545,363	184,106
	CenturyLink Inc.	1,344,439	36,354
	Frontier Communications
	Corp.	3,926,322	19,906
	Atlantic Tele-Network Inc.	201,080	14,367
*	General Communication
	Inc. Class A	814,081	13,717
*	Cincinnati Bell Inc.	3,687,462	12,648
	Consolidated
	Communications
	Holdings Inc.	629,924	12,290
*	FairPoint Communications
	Inc.	618,083	10,112
	IDT Corp. Class B	637,504	9,958
^	Windstream Holdings Inc. 1,323,679		9,517
			668,212
Other (0.2%)[2]
*	Leap Wireless International
	Inc CVR	577,114	1,454

		Market
		Value•
	Shares	($000)
Wireless Telecommunication Services (18.6%)
*	SBA Communications Corp.
Class A	309,995	36,641
* T-Mobile US Inc.	829,436	32,854
* Sprint Corp.	3,786,482	19,160
Shenandoah
Telecommunications Co.	430,109	16,641
Telephone & Data
Systems Inc.	582,149	16,556
Spok Holdings Inc.	749,754	12,378
*	United States Cellular Corp. 328,187	12,117
* RingCentral Inc. Class A	356,060	6,128
		152,475
Total Common Stocks
(Cost $871,298)		822,141
Temporary Cash Investment (1.0%)[1]
Money Market Fund (1.0%)
[3,4] Vanguard Market
Liquidity Fund, 0.168%
(Cost $8,004)	8,004,000	8,004
Total Investments (101.3%)
(Cost $879,302)		830,145

		Amount
		($000)
Other Assets and Liabilities (-1.3%)
Other Assets
Investment in Vanguard		85
Receivables for Investment Securities Sold		33,368
Receivables for Accrued Income		375
Total Other Assets		33,828
Liabilities
Payables for Investment Securities
Purchased		(35,331)
Collateral for Securities on Loan		(8,004)
Payables for Capital Shares Redeemed		(337)
Payables to Vanguard		(404)
Other Liabilities		(326)
Total Liabilities		(44,402)
Net Assets (100%)		819,571

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	936,867
Undistributed Net Investment Income	21,155
Accumulated Net Realized Losses	(89,289)
Unrealized Appreciation (Depreciation)
Investment Securities	(49,157)
Futures Contracts	(5)
Net Assets	819,571

ETF Shares—Net Assets
Applicable to 9,487,498 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	795,091
Net Asset Value Per Share—
ETF Shares	$83.80

Admiral Shares—Net Assets
Applicable to 573,178 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	24,480
Net Asset Value Per Share—
Admiral Shares	$42.71

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,139,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.3%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $8,004,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	29,469
Interest[1]	1
Securities Lending	482
Total Income	29,952
Expenses
The Vanguard Group—Note B
Investment Advisory Services	161
Management and Administrative—
ETF Shares	423
Management and Administrative—
Admiral Shares	20
Marketing and Distribution—
ETF Shares	131
Marketing and Distribution—
Admiral Shares	—
Custodian Fees	6
Auditing Fees	33
Shareholders’ Reports—ETF Shares	95
Shareholders’ Reports—Admiral Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	870
Net Investment Income	29,082
Realized Net Gain (Loss)
Investment Securities Sold	42,766
Futures Contracts	(35)
Realized Net Gain (Loss)	42,731
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(100,583)
Futures Contracts	(5)
Change in Unrealized Appreciation
(Depreciation)	(100,588)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(28,775)
1 Interest income from an affiliated company of the fund was $1,000.

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,082	21,331
Realized Net Gain (Loss)	42,731	471
Change in Unrealized Appreciation (Depreciation)	(100,588)	74,722
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,775)	96,524
Distributions
Net Investment Income
ETF Shares	(21,393)	(23,038)
Admiral Shares	(655)	(927)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(22,048)	(23,965)
Capital Share Transactions
ETF Shares	101,293	162,554
Admiral Shares	301	1,775
Net Increase (Decrease) from Capital Share Transactions	101,594	164,329
Total Increase (Decrease)	50,771	236,888
Net Assets
Beginning of Period	768,800	531,912
End of Period[1]	819,571	768,800
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $21,155,000 and $14,121,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$88.44	$78.54	$70.82	$65.11	$57.34
Investment Operations
Net Investment Income	2.789	2.394	3.734[1]	2.105[2]	2.118
Net Realized and Unrealized Gain (Loss)
on Investments	(5.178)	10.749	6.455	5.614	7.557
Total from Investment Operations	(2.389)	13.143	10.189	7.719	9.675
Distributions
Dividends from Net Investment Income	(2.251)	(3.243)	(2.469)	(2.009)	(1.905)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.251)	(3.243)	(2.469)	(2.009)	(1.905)
Net Asset Value, End of Period	$83.80	$88.44	$78.54	$70.82	$65.11

Total Return	-2.72%	17.08%	14.78%	12.33%	16.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$795	$743	$511	$524	$391
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	3.20%	3.29%	4.56%[1]	3.24%	3.60%
Portfolio Turnover Rate[3]	18%	19%	19%	28%	21%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.704 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in May 2013.

2 Calculated based on average shares outstanding.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$45.07	$40.02	$36.09	$33.18	$29.22
Investment Operations
Net Investment Income	1.419	1.217	1.906[1]	1.082[2]	1.077
Net Realized and Unrealized Gain (Loss)
on Investments	(2.637)	5.486	3.284	2.845	3.853
Total from Investment Operations	(1.218)	6.703	5.190	3.927	4.930
Distributions
Dividends from Net Investment Income	(1.142)	(1.653)	(1.260)	(1.017)	(. 970)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.142)	(1.653)	(1.260)	(1.017)	(. 970)
Net Asset Value, End of Period	$42.71	$45.07	$40.02	$36.09	$33.18

Total Return [3]	-2.66%	17.13%	14.80%	12.33%	16.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24	$26	$21	$19	$20
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	3.20%	3.29%	4.56%[1]	3.24%	3.60%
Portfolio Turnover Rate[4]	18%	19%	19%	28%	21%

1 Net investment income per share and the ratio of net investment income to average net assets include $.359 and 0.89%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and MetroPCS Communications Inc. in May 2013.

2 Calculated based on average shares outstanding.

3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty

Telecommunication Services Index Fund

risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $85,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Telecommunication Services Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	820,687	—	1,454
Temporary Cash Investments	8,004	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	828,686	—	1,454
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2015	(25)	(2,462)	(5)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $60,769,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $21,543,000 of ordinary income available for distribution. At August 31, 2015, the fund had available capital losses totaling $89,269,000 to offset future net capital gains. Of this amount, $45,285,000 is subject to expiration dates; $7,492,000 may be used to offset future net capital gains through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019. Capital losses of $43,984,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2015, the cost of investment securities for tax purposes was $879,327,000.

Net unrealized depreciation of investment securities for tax purposes was $49,182,000, consisting of unrealized gains of $36,222,000 on securities that had risen in value since their purchase and $85,404,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $628,720,000 of investment securities and sold $516,466,000 of investment securities, other than temporary cash investments. Purchases and sales include $339,394,000 and $356,068,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Telecommunication Services Index Fund

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	463,270	5,334	253,552	3,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(361,977)	(4,250)	(90,998)	(1,100)
Net Increase (Decrease)—ETF Shares	101,293	1,084	162,554	1,900
Admiral Shares
Issued	13,873	310	7,745	180
Issued in Lieu of Cash Distributions	527	13	809	20
Redeemed	(14,099)	(317)	(6,779)	(160)
Net Increase (Decrease) —Admiral Shares	301	6	1,775	40

At August 31, 2015, one shareholder was the record or beneficial owner of 43% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics
		ETF	Admiral
	Shares		Shares
Ticker Symbol		VPU	VUIAX
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		3.75%	3.74%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	81	81	2,491
Median Market Cap	$19.1B	$19.1B	$47.3B
Price/Earnings Ratio	16.3x	16.4x	20.7x
Price/Book Ratio	1.6x	1.6x	2.6x
Return on Equity	10.5%	10.5%	17.2%
Earnings Growth Rate	2.7%	2.6%	10.2%
Dividend Yield	3.8%	3.8%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term Reserves	0.5%	—	—

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.14
Beta	1.00	0.55
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Electric Utilities		52.2%
Gas Utilities		7.0
Independent Power Producers
& Energy Traders		3.9
Multi-Utilities		33.7
Water Utilities		2.7
Other Utilities		0.5

Ten Largest Holdings (% of total net assets)

Duke Energy Corp.	Electric Utilities	7.6%
NextEra Energy Inc.	Electric Utilities	6.8
Dominion Resources Inc.	Multi-Utilities	6.4
Southern Co.	Electric Utilities	6.1
American Electric
Power Co. Inc.	Electric Utilities	4.1
Exelon Corp.	Electric Utilities	3.9
PG&E Corp.	Multi-Utilities	3.7
Sempra Energy	Multi-Utilities	3.5
PPL Corp.	Electric Utilities	3.2
Public Service
Enterprise Group Inc.	Multi-Utilities	3.2
Top Ten		48.5%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2005–August 31, 2015

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2015		of a $10,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund
ETF Shares Net Asset Value	-0.02%	11.11%	6.70%	$19,130
Utilities Index Fund
ETF Shares Market Price	0.00	11.12	6.70	19,129
Spliced US IMI/Utilities 25/50	0.10	11.28	6.89	19,462
Utility Funds Average	-6.05	9.60	5.87	17,693
MSCI US IMI/2500	0.44	16.11	7.55	20,698
For a benchmark description, see the Glossary.
Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund Admiral Shares	-0.01%	11.12%	6.69%	$191,138
Spliced US IMI/Utilities 25/50	0.10	11.28	6.89	194,616
MSCI US IMI/2500	0.44	16.11	7.55	206,975

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Fiscal-Year Total Returns (%): August 31, 2005–August 31, 2015

Cumulative Returns: ETF Shares, August 31, 2005–August 31, 2015

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares Market Price	0.00%	69.38%	91.29%
Utilities Index Fund ETF Shares Net Asset Value	-0.02	69.31	91.30
Spliced US IMI/Utilities 25/50	0.10	70.61	94.62

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		-3.81%	12.53%	6.85%
Net Asset Value		-3.84	12.53	6.84
Admiral Shares	4/28/2004	-3.82	12.55	6.83

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (52.2%)
Duke Energy Corp.	2,179,401	154,541
NextEra Energy Inc.	1,399,679	137,742
Southern Co.	2,862,376	124,256
American Electric Power
Co. Inc.	1,544,126	83,831
Exelon Corp.	2,602,751	80,061
PPL Corp.	2,102,010	65,141
Edison International	1,026,811	60,048
Xcel Energy Inc.	1,597,616	53,888
Eversource Energy	1,001,107	47,292
FirstEnergy Corp.	1,242,977	39,726
Entergy Corp.	565,823	36,965
Pinnacle West Capital
Corp.	349,096	20,782
Pepco Holdings Inc.	797,561	18,328
OGE Energy Corp.	629,003	17,637
ITC Holdings Corp.	489,157	15,995
Westar Energy Inc.
Class A	416,825	15,235
Great Plains Energy Inc.	486,250	12,117
Cleco Corp.	190,609	10,213
Hawaiian Electric
Industries Inc.	338,576	9,572
IDACORP Inc.	158,686	9,421
Portland General Electric
Co.	246,952	8,530
UIL Holdings Corp.	178,497	8,127
ALLETE Inc.	145,958	6,974
PNM Resources Inc.	251,036	6,429
El Paso Electric Co.	127,640	4,518
MGE Energy Inc.	109,527	4,212
Empire District Electric Co.	137,252	2,972
Otter Tail Corp.	106,456	2,748
Unitil Corp.	41,889	1,508
		1,058,809
Gas Utilities (7.0%)
AGL Resources Inc.	378,022	23,056
UGI Corp.	543,703	18,529
Atmos Energy Corp.	318,456	17,448
National Fuel Gas Co.	226,212	12,206
Questar Corp.	553,754	10,693
Piedmont Natural Gas Co.
Inc.	248,340	9,581
WGL Holdings Inc.	156,812	8,499
Southwest Gas Corp.	147,709	8,137
New Jersey Resources
Corp.	269,775	7,627
Laclede Group Inc.	136,552	7,229
ONE Gas Inc.	165,798	7,124

			Market
			Value•
		Shares	($000)
	South Jersey Industries Inc.	216,432	5,216
	Northwest Natural Gas Co.	86,240	3,793
	Chesapeake Utilities Corp.	47,975	2,364
			141,502
Independent Power and Renewable
Electricity Producers (4.4%)
	AES Corp.	2,150,750	25,809
	NRG Energy Inc.	1,051,090	20,938
*	Calpine Corp.	1,114,808	17,770
*	Dynegy Inc.	199,741	5,143
	Ormat Technologies Inc.	115,466	4,064
*	Talen Energy Corp.	262,911	3,747
	NRG Yield Inc.	186,815	3,000
	TerraForm Power Inc.
	Class A	103,611	2,331
	Pattern Energy Group Inc.
	Class A	85,164	1,931
	NextEra Energy Partners LP	60,783	1,834
	NRG Yield Inc. Class A	109,890	1,729
*	Vivint Solar Inc.	67,343	838
			89,134
Multi-Utilities (33.7%)
	Dominion Resources Inc.	1,870,384	130,459
	PG&E Corp.	1,512,698	75,000
	Sempra Energy	741,262	70,309
	Public Service Enterprise
	Group Inc.	1,594,237	64,168
	Consolidated Edison Inc.	923,091	58,072
	WEC Energy Group Inc.	994,992	47,411
	DTE Energy Co.	565,197	44,119
	Ameren Corp.	764,670	30,809
	CMS Energy Corp.	872,412	28,598
	CenterPoint Energy Inc.	1,288,029	23,983
	SCANA Corp.	427,942	22,634
	Alliant Energy Corp.	356,076	20,179
	NiSource Inc.	996,605	16,733
	TECO Energy Inc.	741,017	15,613
	Vectren Corp.	260,478	10,479
	MDU Resources Group Inc.	450,617	8,070
	NorthWestern Corp.	148,339	7,660
	Avista Corp.	196,305	6,162
	Black Hills Corp.	84,399	3,357
			683,815
Water Utilities (2.7%)
	American Water Works
	Co. Inc.	567,178	29,459
	Aqua America Inc.	558,114	14,154
	American States Water Co.	119,225	4,501
	California Water Service
	Group	151,862	3,133
	SJW Corp.	48,698	1,399

		Market
		Value•
	Shares	($000)
Connecticut Water Service
Inc.	35,357	1,229
Middlesex Water Co.	51,580	1,174
		55,049
Total Common Stocks
(Cost $2,085,105)		2,028,309
Temporary Cash Investment (0.0%)

Face
Amount
($000)
U.S. Government and Agency Obligations (0.0%)

1 Federal Home Loan
Bank Discount Notes,
0.093%, 10/2/15	200	200
Total Temporary Cash Investment
(Cost $200)		200
Total Investments (100.0%)
(Cost $2,085,305)		2,028,509

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		198
Receivables for Investment Securities Sold		4,786
Receivables for Accrued Income		11,634
Receivables for Capital Shares Issued		6,069
Total Other Assets		22,687
Liabilities
Payables for Investment Securities
Purchased		(11,452)
Payables for Capital Shares Redeemed		(413)
Payables to Vanguard		(1,099)
Other Liabilities		(9,610)
Total Liabilities		(22,574)
Net Assets (100%)		2,028,622

Utilities Index Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,084,275
Undistributed Net Investment Income	14,142
Accumulated Net Realized Losses	(12,999)
Unrealized Appreciation (Depreciation)	(56,796)
Net Assets	2,028,622

ETF Shares—Net Assets
Applicable to 17,297,783 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,581,143
Net Asset Value Per Share—
ETF Shares	$91.41

Admiral Shares—Net Assets
Applicable to 9,757,720 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	447,479
Net Asset Value Per Share—
Admiral Shares	$45.86

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	80,380
Securities Lending	34
Total Income	80,414
Expenses
The Vanguard Group—Note B
Investment Advisory Services	414
Management and Administrative—
ETF Shares	1,030
Management and Administrative—
Admiral Shares	296
Marketing and Distribution—
ETF Shares	300
Marketing and Distribution—
Admiral Shares	58
Custodian Fees	34
Auditing Fees	33
Shareholders’ Reports—ETF Shares	95
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	2
Total Expenses	2,264
Net Investment Income	78,150
Realized Net Gain (Loss)
Investment Securities Sold	124,641
Futures Contracts	56
Realized Net Gain (Loss)	124,697
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(229,003)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(26,156)

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	78,150	67,825
Realized Net Gain (Loss)	124,697	118,085
Change in Unrealized Appreciation (Depreciation)	(229,003)	154,281
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,156)	340,191
Distributions
Net Investment Income
ETF Shares	(61,341)	(52,639)
Admiral Shares	(15,775)	(13,546)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(77,116)	(66,185)
Capital Share Transactions
ETF Shares	(42,512)	138,918
Admiral Shares	21,845	36,462
Net Increase (Decrease) from Capital Share Transactions	(20,667)	175,380
Total Increase (Decrease)	(123,939)	449,386
Net Assets
Beginning of Period	2,152,561	1,703,175
End of Period[1]	2,028,622	2,152,561
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,142,000 and $13,108,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$94.61	$81.32	$77.69	$72.52	$64.93
Investment Operations
Net Investment Income	3.337	3.127	3.043	2.880	2.678
Net Realized and Unrealized Gain (Loss)
on Investments	(3.261)	13.261	3.675	5.080	7.551
Total from Investment Operations	. 076	16.388	6.718	7.960	10.229
Distributions
Dividends from Net Investment Income	(3.276)	(3.098)	(3.088)	(2.790)	(2.639)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.276)	(3.098)	(3.088)	(2.790)	(2.639)
Net Asset Value, End of Period	$91.41	$94.61	$81.32	$77.69	$72.52

Total Return	-0.02%	20.55%	8.82%	11.20%	16.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,581	$1,711	$1,356	$1,154	$831
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	3.39%	3.59%	3.72%	3.93%	3.99%
Portfolio Turnover Rate[1]	7%	7%	7%	5%	6%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$47.47	$40.80	$38.99	$36.40	$32.60
Investment Operations
Net Investment Income	1.676	1.569	1.529	1.452	1.344
Net Realized and Unrealized Gain (Loss)
on Investments	(1.641)	6.656	1.838	2.539	3.783
Total from Investment Operations	.035	8.225	3.367	3.991	5.127
Distributions
Dividends from Net Investment Income	(1.645)	(1.555)	(1.557)	(1.401)	(1.327)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.645)	(1.555)	(1.557)	(1.401)	(1.327)
Net Asset Value, End of Period	$45.86	$47.47	$40.80	$38.99	$36.40

Total Return[1]	-0.01%	20.58%	8.83%	11.22%	16.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$447	$442	$347	$310	$218
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.14%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	3.39%	3.59%	3.72%	3.93%	3.99%
Portfolio Turnover Rate[2]	7%	7%	7%	5%	6%

1 Total returns do not include transaction and account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower,

Utilities Index Fund

determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $198,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,028,309	—	—
Temporary Cash Investments	—	200	—
Total	2,028,309	200	—

Utilities Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $131,116,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $15,206,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $428,000 to offset taxable capital gains realized during the year ended August 31, 2015. At August 31, 2015, the fund had available capital losses totaling $9,496,000 to offset future net capital gains. Of this amount, $6,018,000 is subject to expiration dates; $2,655,000 may be used to offset future net capital gains through August 31, 2018, and $3,363,000 through August 31, 2019. Capital losses of $3,478,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2015, the cost of investment securities for tax purposes was $2,088,808,000.

Net unrealized depreciation of investment securities for tax purposes was $60,299,000, consisting of unrealized gains of $94,336,000 on securities that had risen in value since their purchase and $154,635,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $721,903,000 of investment securities and sold $741,289,000 of investment securities, other than temporary cash investments. Purchases and sales include $498,934,000 and $588,783,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	546,663	5,367	568,143	6,306
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(589,175)	(6,150)	(429,225)	(4,900)
Net Increase (Decrease)—ETF Shares	(42,512)	(783)	138,918	1,406
Admiral Shares
Issued	137,456	2,802	112,297	2,523
Issued in Lieu of Cash Distributions	11,811	248	10,045	232
Redeemed	(127,422)	(2,601)	(85,880)	(1,957)
Net Increase (Decrease) —Admiral Shares	21,845	449	36,462	798

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2015

Special 2015 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Consumer Discretionary Index Fund	18,006
Consumer Staples Index Fund	52,517
Energy Index Fund	73,158
Financials Index Fund	34,682
Health Care Index Fund	48,519
Industrials Index Fund	32,171
Information Technology Index Fund	79,395
Materials Index Fund	24,984
Telecommunication Services Index Fund	22,048
Utilities Index Fund	77,116

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Consumer Discretionary Index Fund	100.0%
Consumer Staples Index Fund	100.0
Energy Index Fund	93.6
Financials Index Fund	64.2
Health Care Index Fund	99.1
Industrials Index Fund	97.6
Information Technology Index Fund	100.0
Materials Index Fund	94.6
Telecommunication Services Index Fund	100.0
Utilities Index Fund	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2015
	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares
Returns Before Taxes	9.41%	21.82%	9.72%
Returns After Taxes on Distributions	9.09	21.56	9.51
Returns After Taxes on Distributions and Sale of Fund Shares	5.57	17.92	7.99

	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares
Returns Before Taxes	7.67%	15.86%	10.52%
Returns After Taxes on Distributions	7.19	15.37	10.14
Returns After Taxes on Distributions and Sale of Fund Shares	4.75	12.84	8.71

	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares
Returns Before Taxes	-32.70%	6.33%	4.10%
Returns After Taxes on Distributions	-33.01	5.99	3.84
Returns After Taxes on Distributions and Sale of Fund Shares	-18.17	5.09	3.34

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares
Returns Before Taxes	2.63%	13.48%	1.21%
Returns After Taxes on Distributions	2.07	12.92	0.73
Returns After Taxes on Distributions and Sale of Fund Shares	1.74	10.68	0.89

	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares
Returns Before Taxes	14.08%	23.39%	11.02%
Returns After Taxes on Distributions	13.81	23.08	10.76
Returns After Taxes on Distributions and Sale of Fund Shares	8.18	19.26	9.12

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2015
	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares
Returns Before Taxes	-3.03%	15.75%	7.85%
Returns After Taxes on Distributions	-3.39	15.42	7.58
Returns After Taxes on Distributions and Sale of Fund Shares	-1.39	12.76	6.40

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares
Returns Before Taxes	2.05%	16.79%	8.90%
Returns After Taxes on Distributions	1.78	16.58	8.77
Returns After Taxes on Distributions and Sale of Fund Shares	1.39	13.62	7.30

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares
Returns Before Taxes	-13.56%	10.21%	7.71%
Returns After Taxes on Distributions	-13.92	9.82	7.37
Returns After Taxes on Distributions and Sale of Fund Shares	-7.33	8.18	6.32

	One Year	Five Years	Ten Years
Telecommunication Services Index Fund ETF Shares
Returns Before Taxes	-2.72%	11.41%	7.25%
Returns After Taxes on Distributions	-3.32	10.75	6.74
Returns After Taxes on Distributions and Sale of Fund Shares	-1.04	9.16	5.92

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares
Returns Before Taxes	-0.02%	11.11%	6.70%
Returns After Taxes on Distributions	-0.83	10.32	6.06
Returns After Taxes on Distributions and Sale of Fund Shares	0.69	8.89	5.44

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2015
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2015	8/31/2015	Period[1]
Based on Actual Fund Return
Consumer Discretionary	ETF	$1,000.00	$986.12	$0.40
	Admiral	1,000.00	986.12	0.40
Consumer Staples	ETF	$1,000.00	$961.53	$0.40
	Admiral	1,000.00	961.54	0.40
Energy	ETF	$1,000.00	$842.78	$0.37
	Admiral	1,000.00	842.89	0.37
Financials	ETF	$1,000.00	$973.21	$0.40
	Admiral	1,000.00	973.27	0.40
Health Care	ETF	$1,000.00	$990.79	$0.40
	Admiral	1,000.00	$990.87	0.40
Industrials	ETF	$1,000.00	$910.87	$0.39
	Admiral	1,000.00	910.85	0.39
Information Technology	ETF	$1,000.00	$937.79	$0.39
	Admiral	1,000.00	937.73	0.39
Materials	ETF	$1,000.00	$855.36	$0.37
	Admiral	1,000.00	855.30	0.33
Telecommunication Services	ETF	$1,000.00	$946.68	$0.39
	Admiral	1,000.00	946.80	0.39
Utilities	ETF	$1,000.00	$945.91	$0.39
	Admiral	1,000.00	946.00	0.39
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	ETF	$1,000.00	$1,024.80	$0.41
	Admiral	1,000.00	1,024.80	0.41
Consumer Staples	ETF	$1,000.00	$1,024.80	$0.41
	Admiral	1,000.00	1,024.80	0.41
Energy	ETF	$1,000.00	$1,024.80	$0.41
	Admiral	1,000.00	1,024.80	0.41
Financials	ETF	$1,000.00	$1,024.80	$0.41
	Admiral	1,000.00	1,024.80	0.41
Health Care	ETF	$1,000.00	$1,024.80	$0.41
	Admiral	1,000.00	1,024.80	0.41
Industrials	ETF	$1,000.00	$1,024.80	$0.41
	Admiral	1,000.00	1,024.80	0.41
Information Technology	ETF	$1,000.00	$1,024.80	$0.41
	Admiral	1,000.00	1,024.80	0.41
Materials	ETF	$1,000.00	$1,024.80	$0.41
	Admiral	1,000.00	1,024.85	0.36
Telecommunication Services	ETF	$1,000.00	$1,024.80	$0.41
	Admiral	1,000.00	1,024.80	0.41
Utilities	ETF	$1,000.00	$1,024.80	$0.41
	Admiral	1,000.00	1,024.80	0.41

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.08% for the Consumer Discretionary Index Fund ETF Shares and 0.08% for the Admiral Shares; 0.08% for the Consumer Staples Index Fund ETF Shares and 0.08% for the Admiral Shares; 0.08% for the Energy Index Fund ETF Shares and 0.08% for the Admiral Shares; 0.08% for the Financials Index Fund ETF Shares and 0.08% for the Admiral Shares; 0.08% for the Health Care Index Fund ETF

Shares and 0.08% for the Admiral Shares; 0.08% for the Industrials Index Fund ETF Shares and 0.08% for the Admiral Shares; 0.08% for the Information Technology Index Fund ETF Shares and 0.08% for the Admiral Shares; 0.08% for the Materials Index Fund ETF Shares and 0.07% for the Admiral Shares; 0.08% for the Telecommunication Services Index Fund ETF Shares and 0.08% for the Admiral Shares; 0.08% for the Utilities Index Fund ETF Shares and 0.08% for the Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Consumer Discretionary Index Fund, Consumer Staples Index Fund, Energy Index Fund, Financials Index Fund, Health Care Index Fund, Industrials Index Fund, Information Technology Index Fund, Materials Index Fund, Telecommunication Services Index Fund, and Utilities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as the investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced US IMI/Consumer Discretionary 25/50. MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

Spliced US IMI/Consumer Staples 25/50. MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Spliced US IMI/Energy 25/50. MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.

Spliced US IMI/Financials 25/50. MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.

Spliced US IMI/Health Care 25/50. MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.

Spliced US IMI/Industrials 25/50. MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.

Spliced US IMI/Information Technology 25/50. MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 Index thereafter.

Spliced US IMI/Materials 25/50. MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.

Spliced US IMI/Telecommunication Services 25/50. MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.

Spliced US IMI/Utilities 25/50. MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc., a
Thomson Reuters Company, or Morningstar, Inc., unless
Direct Investor Account Services > 800-662-2739	otherwise noted.

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
Text Telephone for People	guidelines by visiting vanguard.com/proxyreporting or
With Hearing Impairment > 800-749-7273	by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your

This material may be used in conjunction	fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either vanguard.com/proxyreporting or sec.gov.
fund only if preceded or accompanied by the
fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. The prospectus or the Statement of Additional	copies of this information, for a fee, by sending a
Information contains a more detailed description of the	request in either of two ways: via e-mail addressed to
limited relationship MSCI has with Vanguard and any	publicinfo@sec.gov or via regular mail addressed to the
related funds.	Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4830 102015

Annual Report | August 31, 2015

Vanguard Extended Duration Treasury Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	12
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
ETF Shares	2.95%
Market Price				6.04%
Net Asset Value				5.90
Institutional Shares	2.96	3.13%	2.76%	5.89
Institutional Plus Shares	2.97	3.16	2.77	5.93
Barclays U.S. Treasury STRIPS 20–30 Year Equal
Par Bond Index				6.38
General U.S. Treasury Funds Average				3.02

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Extended Duration Treasury Index Fund
ETF Shares	$113.24	$116.00	$3.506	$0.371
Institutional Shares	34.18	35.02	1.064	0.112
Institutional Plus Shares	85.80	87.92	2.688	0.282

1

Chairman’s Letter

Dear Shareholder,

Bolstered by a strong first half, Vanguard Extended Duration Treasury Index Fund returned about 6% for the 12 months ended August 31, 2015, a bit behind its benchmark because of pricing differences. Almost half the fund’s return came from higher bond prices, as interest income remained modest.

The fund outperformed the average return of general U.S. Treasury funds, many of which invest in shorter-term Treasuries as well. Longer-term Treasuries outperformed shorter ones for the fiscal year as a whole, though they struggled in the second half.

Bond results were muted as the Fed weighed a rate hike

The broad U.S. taxable bond market returned 1.56% for the 12 months, outpacing the broad U.S. stock market. Even as yields remained relatively low, bonds benefited at times from demand by investors seeking shelter from stock market volatility. The yield of the 10-year Treasury note, which dipped to 1.75% at the end of January, closed the period at 2.18%, down from 2.34% a year earlier. (Bond prices and yields move in opposite directions.)

The Federal Reserve’s 0%–0.25% target for short-term interest rates continued to restrain returns for money market funds and savings accounts. Since wrapping up its bond-buying program in October 2014, the Fed has been weighing when to raise rates for the first time in nearly a decade. (Shortly after the close of your fund’s

2

reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

Limited by the strength of the U.S. dollar, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. Without this currency effect, international bonds returned about 3%.

August stock market anxiety led to disappointing returns

U.S. stocks rode a roller coaster to ultimately end the period about where they started, as the broad market returned 0.36%. Several months of gains were nearly erased in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong dollar, perceived high stock valuations, and speculation about the Fed’s timetable for starting to raise short-term rates also contributed to investor concerns at times.

For U.S. investors, international stocks returned about –12%, a result that would have been better if not for the dollar’s strength against many foreign currencies. European and Pacific developed markets generally outpaced emerging markets. Heightened fears about slower growth in China, the world’s second-largest economy, cast doubt on the investment outlook for emerging markets—where many economies depend on China’s demand for commodities.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

CPI
Consumer Price Index	0.20%	1.14%	1.77%

3

Longer-term Treasuries gave back much of their first-half gains

The two halves of the fund’s fiscal year were a tale of two notably different bond markets. On the heels of an especially robust return of more than 24% for the previous fiscal year, the fund advanced about 15% in the first half of the most recent one. But in the second half, it returned about –8%. Such swings in the fund’s returns are not unusual, as I explain in the box on page 6. The value of long-term financial liabilities, such as pensions, can experience similar swings, and that’s why this fund can be helpful to defined benefit plan sponsors.

Most of your fund’s first-half gain came from its double-digit return in January, which proved to be the period’s best month for both the fund and the broad bond market. As I noted in our last report, generally strong demand for long-term Treasuries helped push up their prices, and pull down their yields to levels below those reached in the previous fiscal year. A benign outlook for inflation also kept yields low.

In the second half of the latest period, heightened volatility amid a combination of economic and geopolitical developments ultimately led to higher yields and lower bond prices. For example, the yield of the 30-year Treasury bond retraced much of its earlier decline to close out August at 2.91%, up from 2.63% at the end of February but still below the 3.08% where it began the fiscal year.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Institutional	Peer Group
	Shares	Shares	Plus Shares	Average
Extended Duration Treasury Index Fund	0.12%	0.10%	0.08%	0.51%

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the fund’s expense ratios were 0.10% for ETF Shares, 0.08% for Institutional Shares, and 0.06% for Institutional Plus Shares.

Peer group: General U.S. Treasury Funds.

4

A brighter outlook for growth in the United States and Europe contributed to rising yields. After a weak first quarter of 2015 marked by severe winter weather in the Northeast and a West Coast port strike, the U.S. economy seemed to regain its footing, and second-quarter growth was revised upward to a better-than-expected annual rate of 3.7%. In Europe, concerns about deflation eased.

At the same time, other market-moving developments boosted demand for Treasury bonds in general and longer-term Treasuries in particular, pushing down their yields. As a Fed rate increase appeared to draw nearer, some investors favored longer-term bonds, expecting that rising short-term rates would hurt the prices of shorter-term bonds.

And when the European Central Bank began a major monthly bond-buying program in March, European sovereign bond yields dropped, making Treasuries more attractive. Later, though, as the yields on some European bonds began to recover, Treasury yields moved higher in tandem.

Safe-haven demand also played a role in moderating Treasury yields. Investors, who often turn to the relative safety of Treasury bonds, had ample reason to seek shelter during the second half of the fiscal year. Uncertainty about Greece’s debt negotiations and its future in the euro zone boosted Treasury demand. So did events in China—notably the surprise devaluation of China’s currency (the yuan) and the steep reversal in mainland Chinese stock markets.

Total Returns
Inception Through August 31, 2015
Average
Annual Return
Extended Duration Treasury Index Fund ETF Shares (Returns since inception: 12/6/2007)	8.86%
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	9.26
General U.S. Treasury Funds Average	5.06
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

After various ups and downs, the 30-day SEC yield for the fund’s ETF Shares stood at 2.95%, down from 3.11% at the start of the fiscal year.

Since its inception, your fund has tracked its index

The hallmark of a successful index fund is its ability to closely track the return of its benchmark index over time, after allowing for normal operating expenses. By using sophisticated portfolio construction and trading strategies developed and refined over many years, Vanguard Fixed Income Group, which manages your fund, strives to meet that standard across different market cycles. Since their inception almost eight years ago, the ETF Shares have had an average annual return of 8.86%, compared with 9.26% for the benchmark.

When the markets are volatile, maintaining perspective is key

Volatility returned to the stock market with a vengeance in the final weeks of August. Stocks were unsettled as investors grew more worried that a slowdown in China’s economic growth could affect markets across the globe.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. And inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key

Your fund’s duration can be a benefit—and a risk

If you’ve been invested in Vanguard Extended Duration Treasury Index Fund for a while, you’ve experienced the seesaw pattern in its returns. The longer duration of the fund is a key reason why it has been more volatile than the broad bond market.

Duration measures the sensitivity of bond, and bond mutual fund, prices to changes in interest rates. It’s expressed as the number of years needed to recover the price of a bond, taking into account the present value of all coupon and principal payments that are due to you in the future.

Receiving periodic interest payments shortens the time it takes to recover a bond’s cost. For example, the duration of an interest-bearing bond with a stated maturity of 30 years is less than 30 years. But for a zero-coupon bond, such as the Treasury STRIPS held by the fund, the duration is the same as the stated maturity. (STRIPS stands for Separate Trading of Registered Interest and Principal of Securities.)

As this simplified bond math suggests, STRIPS can be well-suited to matching long-term liabilities to be funded in the future, such as pensions. But their greater sensitivity to interest rate changes means more day-to-day price risk than the broad bond market.

6

principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react––or don’t react––when the markets turn turbulent. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be key as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2015

7

Extended Duration Treasury Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

			Institutional
	ETF Institutional		Plus
	Shares	Shares	Shares
Ticker Symbol	EDV	VEDTX	VEDIX
Expense Ratio[1]	0.12%	0.10%	0.08%
30-Day SEC Yield	2.95%	2.96%	2.97%

Financial Attributes

			Barclays
			Treasury
			STRIPS
		20–30 Year
		Fund	Index
Number of Bonds		73	71
Yield to Maturity
(before expenses)		3.0%	3.0%
Average Coupon		0.0%	0.0%
Average Duration	24.8 years		24.4 years
Average Effective
Maturity	25.2 years		23.9 years
Short-Term
Reserves		0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	0.99
Beta	1.04
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
20 - 30 Years	100.0%

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.10% for ETF Shares, 0.08% for Institutional Shares, and 0.06% for Institutional Plus Shares.

8

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 6, 2007, Through August 31, 2015
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2015

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/6/2007)	Investment

	Extended Duration Treasury Index
	Fund ETF Shares Net Asset Value	5.90%	7.65%	8.86%	$19,286
	Extended Duration Treasury Index
	Fund ETF Shares Market Price	6.04	7.66	8.93	19,384
	Barclays U.S. Treasury STRIPS 20–30
••••••••	Year Equal Par Bond Index	6.38	7.87	9.26	19,840

– – – –	General U.S. Treasury Funds Average	3.02	3.10	5.06	14,649

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/28/2007)	Investment
Extended Duration Treasury Index Fund
Institutional Shares	5.36%	7.57%	8.53%	$9,437,302
Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index	6.38	7.87	8.91	9,694,300
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

9

Extended Duration Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2015

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(8/28/2013)	Investment
Extended Duration Treasury Index Fund
Institutional Plus Shares	5.40%	15.16%	$132,781,682
Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index	6.38	16.02	134,760,820

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standard.

Cumulative Returns of ETF Shares: December 6, 2007, Through August 31, 2015

			Since
	One	Five	Inception
	Year	Years	(12/6/2007)
Extended Duration Treasury Index Fund ETF Shares
Market Price	6.04%	44.63%	93.84%
Extended Duration Treasury Index Fund ETF Shares
Net Asset Value	5.90	44.54	92.86
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par
Bond Index	6.38	46.07	98.40

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Fiscal-Year Total Returns (%): December 6, 2007, Through August 31, 2015
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value
		Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-21.34	-20.48
2014	24.17	23.70
2015	5.90	6.38

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

10

Extended Duration Treasury Index Fund

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	12/6/2007
Market Price		8.48%	8.52%			8.28%
Net Asset Value		8.54	8.54			8.25
Institutional Shares	11/28/2007	8.54	8.57	3.79%	4.20%	7.99
Fee-Adjusted Returns		8.00	8.46			7.92
Institutional Plus Shares	8/28/2013	8.56	—	3.91	9.49	13.40
Fee-Adjusted Returns		8.02	—			13.09

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

11

Extended Duration Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	11/15/35	43,990	24,215
United States Treasury Strip Coupon	0.000%	2/15/36	35,945	19,722
United States Treasury Strip Coupon	0.000%	5/15/36	34,790	18,860
United States Treasury Strip Coupon	0.000%	8/15/36	35,200	18,967
United States Treasury Strip Coupon	0.000%	11/15/36	35,095	18,735
United States Treasury Strip Coupon	0.000%	2/15/37	39,230	20,746
United States Treasury Strip Coupon	0.000%	5/15/37	34,830	18,307
United States Treasury Strip Coupon	0.000%	8/15/37	31,800	16,511
United States Treasury Strip Coupon	0.000%	11/15/37	41,250	21,208
United States Treasury Strip Coupon	0.000%	2/15/38	42,560	21,682
United States Treasury Strip Coupon	0.000%	5/15/38	40,520	20,526
United States Treasury Strip Coupon	0.000%	8/15/38	34,980	17,504
United States Treasury Strip Coupon	0.000%	11/15/38	37,920	18,753
United States Treasury Strip Coupon	0.000%	2/15/39	35,160	17,245
United States Treasury Strip Coupon	0.000%	5/15/39	28,880	14,013
United States Treasury Strip Coupon	0.000%	8/15/39	24,035	11,512
United States Treasury Strip Coupon	0.000%	11/15/39	33,280	15,798
United States Treasury Strip Coupon	0.000%	2/15/40	33,080	15,545
United States Treasury Strip Coupon	0.000%	5/15/40	13,355	6,222
United States Treasury Strip Coupon	0.000%	8/15/40	22,250	10,244
United States Treasury Strip Coupon	0.000%	11/15/40	35,945	16,406
United States Treasury Strip Coupon	0.000%	2/15/41	36,470	16,517
United States Treasury Strip Coupon	0.000%	5/15/41	35,860	16,098
United States Treasury Strip Coupon	0.000%	8/15/41	33,960	15,136
United States Treasury Strip Coupon	0.000%	11/15/41	33,785	14,923
United States Treasury Strip Coupon	0.000%	2/15/42	49,970	21,854
United States Treasury Strip Coupon	0.000%	5/15/42	38,155	16,553
United States Treasury Strip Coupon	0.000%	8/15/42	42,080	18,022
United States Treasury Strip Coupon	0.000%	11/15/42	51,800	22,027
United States Treasury Strip Coupon	0.000%	2/15/43	51,875	21,978
United States Treasury Strip Coupon	0.000%	5/15/43	53,505	22,384
United States Treasury Strip Coupon	0.000%	8/15/43	46,490	19,450
United States Treasury Strip Coupon	0.000%	11/15/43	42,135	17,506
United States Treasury Strip Coupon	0.000%	2/15/44	47,065	19,400
United States Treasury Strip Coupon	0.000%	5/15/44	32,735	13,352

12

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	8/15/44	36,020	14,605
United States Treasury Strip Coupon	0.000%	11/15/44	50	20
United States Treasury Strip Coupon	0.000%	2/15/45	50	20
United States Treasury Strip Coupon	0.000%	5/15/45	50	20
United States Treasury Strip Coupon	0.000%	8/15/45	1,000	390
United States Treasury Strip Principal	0.000%	2/15/36	19,595	11,146
United States Treasury Strip Principal	0.000%	2/15/37	38,550	21,070
United States Treasury Strip Principal	0.000%	5/15/37	20,930	11,431
United States Treasury Strip Principal	0.000%	2/15/38	28,325	14,747
United States Treasury Strip Principal	0.000%	5/15/38	21,805	11,253
United States Treasury Strip Principal	0.000%	2/15/39	31,085	15,448
United States Treasury Strip Principal	0.000%	5/15/39	27,175	13,331
United States Treasury Strip Principal	0.000%	8/15/39	11,330	5,500
United States Treasury Strip Principal	0.000%	11/15/39	24,125	11,601
United States Treasury Strip Principal	0.000%	2/15/40	26,690	12,692
United States Treasury Strip Principal	0.000%	5/15/40	32,260	15,202
United States Treasury Strip Principal	0.000%	8/15/40	28,565	13,310
United States Treasury Strip Principal	0.000%	11/15/40	16,215	7,497
United States Treasury Strip Principal	0.000%	2/15/41	12,760	5,864
United States Treasury Strip Principal	0.000%	5/15/41	27,500	12,600
United States Treasury Strip Principal	0.000%	8/15/41	23,480	10,665
United States Treasury Strip Principal	0.000%	11/15/41	35,605	15,978
United States Treasury Strip Principal	0.000%	2/15/42	34,505	15,301
United States Treasury Strip Principal	0.000%	5/15/42	36,485	15,959
United States Treasury Strip Principal	0.000%	8/15/42	40,175	17,357
United States Treasury Strip Principal	0.000%	11/15/42	47,810	20,461
United States Treasury Strip Principal	0.000%	2/15/43	52,145	22,162
United States Treasury Strip Principal	0.000%	5/15/43	58,680	24,802
United States Treasury Strip Principal	0.000%	8/15/43	42,290	17,864
United States Treasury Strip Principal	0.000%	11/15/43	48,680	20,521
United States Treasury Strip Principal	0.000%	2/15/44	37,695	15,658
United States Treasury Strip Principal	0.000%	5/15/44	47,705	19,499
United States Treasury Strip Principal	0.000%	8/15/44	49,585	20,159
United States Treasury Strip Principal	0.000%	11/15/44	44,030	17,698
United States Treasury Strip Principal	0.000%	2/15/45	24,810	9,930
United States Treasury Strip Principal	0.000%	5/15/45	33,700	13,477
United States Treasury Strip Principal	0.000%	8/15/45	15,000	5,953
Total U.S. Government and Agency Obligations (Cost $1,009,793)				1,099,112

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $24)	0.168%		24,005	24
Total Investments (100.0%) (Cost $1,009,817)				1,099,136

13

Extended Duration Treasury Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	100
Receivables for Investment Securities Sold	31,987
Receivables for Accrued Income	7
Receivables for Capital Shares Issued	7
Other Assets	6
Total Other Assets	32,107
Liabilities
Payables for Investment Securities Purchased	(31,260)
Payables for Capital Shares Redeemed	(352)
Other Liabilities	(430)
Total Liabilities	(32,042)
Net Assets (100%)	1,099,201

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	991,799
Undistributed Net Investment Income	6,524
Accumulated Net Realized Gains	11,559
Unrealized Appreciation (Depreciation)	89,319
Net Assets	1,099,201

ETF Shares—Net Assets
Applicable to 3,150,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	365,388
Net Asset Value Per Share—ETF Shares	$116.00

Institutional Shares—Net Assets
Applicable to 13,828,464 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	484,300
Net Asset Value Per Share—Institutional Shares	$35.02

Institutional Plus Shares—Net Assets
Applicable to 2,838,001 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	249,513
Net Asset Value Per Share—Institutional Plus Shares	$87.92

  See Note A in Notes to Financial Statements.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest[1]	35,843
Total Income	35,843
Expenses
The Vanguard Group—Note B
Investment Advisory Services	97
Management and Administrative—ETF Shares	275
Management and Administrative—Institutional Shares	287
Management and Administrative—Institutional Plus Shares	77
Marketing and Distribution—ETF Shares	60
Marketing and Distribution—Institutional Shares	60
Marketing and Distribution—Institutional Plus Shares	45
Custodian Fees	8
Auditing Fees	36
Shareholders’ Reports—ETF Shares	14
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	960
Net Investment Income	34,883
Realized Net Gain (Loss) on Investment Securities Sold	99,753
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(72,584)
Net Increase (Decrease) in Net Assets Resulting from Operations	62,052
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,883	32,483
Realized Net Gain (Loss)	99,753	25,182
Change in Unrealized Appreciation (Depreciation)	(72,584)	165,532
Net Increase (Decrease) in Net Assets Resulting from Operations	62,052	223,197
Distributions
Net Investment Income
ETF Shares	(11,618)	(5,755)
Institutional Shares	(15,187)	(14,243)
Institutional Plus Shares	(8,103)	(9,409)
Realized Capital Gain[1]
ETF Shares	(1,465)	(1,598)
Institutional Shares	(1,570)	(5,314)
Institutional Plus Shares	(780)	(3,511)
Total Distributions	(38,723)	(39,830)
Capital Share Transactions
ETF Shares	114,108	52,609
Institutional Shares	(61,182)	70,804
Institutional Plus Shares	(79,516)	238,106
Net Increase (Decrease) from Capital Share Transactions	(26,590)	361,519
Total Increase (Decrease)	(3,261)	544,886
Net Assets
Beginning of Period	1,102,462	557,576
End of Period[2]	1,099,201	1,102,462

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $1,703,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,524,000 and $6,549,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$113.24	$95.57	$131.02	$100.09	$103.39
Investment Operations
Net Investment Income	3.524	3.311	3.695	3.566	3.723[1]
Net Realized and Unrealized Gain (Loss)
on Investments [2]	3.113	18.824	(30.430)	33.594	(3.168)
Total from Investment Operations	6.637	22.135	(26.735)	37.160	.555
Distributions
Dividends from Net Investment Income	(3.506)	(3.236)	(3.779)	(3.628)	(3.630)
Distributions from Realized Capital Gains	(.371)	(1.229)	(4.936)	(2.602)	(.225)
Total Distributions	(3.877)	(4.465)	(8.715)	(6.230)	(3.855)
Net Asset Value, End of Period	$116.00	$113.24	$95.57	$131.02	$100.09

Total Return	5.90%	24.17%	-21.34%	37.90%	1.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$365	$249	$158	$203	$120
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.93%	3.59%	3.15%	3.06%	4.40%
Portfolio Turnover Rate [3]	16%	17%	31%	47%	22%

1 Calculated based on average shares outstanding.

2 Includes increases from purchase and redemption fees of $0.05, $0.19, $0.10, $0.18, and $0.07. Effective May 23, 2012, the redemption fee was eliminated.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$34.18	$28.85	$39.55	$30.19	$31.18
Investment Operations
Net Investment Income	1.069	1.006	1.121	1.084	1.127[1]
Net Realized and Unrealized Gain (Loss)
on Investments [2]	.947	5.678	(9.183)	10.162	(. 948)
Total from Investment Operations	2.016	6.684	(8.062)	11.246	.179
Distributions
Dividends from Net Investment Income	(1.064)	(.983)	(1.148)	(1.101)	(1.101)
Distributions from Realized Capital Gains	(.112)	(.371)	(1.490)	(.785)	(.068)
Total Distributions	(1.176)	(1.354)	(2.638)	(1.886)	(1.169)
Net Asset Value, End of Period	$35.02	$34.18	$28.85	$39.55	$30.19

Total Return[3]	5.89%	24.27%	-21.30%	37.92%	1.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$484	$529	$375	$586	$409
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.95%	3.61%	3.17%	3.08%	4.42%
Portfolio Turnover Rate [4]	16%	17%	31%	47%	22%

1 Calculated based on average shares outstanding.

2 Includes increases from purchase and redemption fees of $0.01, $0.06, $0.03, $0.05, and $0.02. Effective May 23, 2012, the redemption fee was eliminated.

3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares
			Aug. 28,
	Year Ended		2013[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$85.80	$72.42	$71.46
Investment Operations
Net Investment Income	2.701	2.542	—
Net Realized and Unrealized Gain (Loss) on Investments[2]	2.389	14.260	.960
Total from Investment Operations	5.090	16.802	.960
Distributions
Dividends from Net Investment Income	(2.688)	(2.491)	—
Distributions from Realized Capital Gains	(.282)	(. 931)	—
Total Distributions	(2.970)	(3.422)	—
Net Asset Value, End of Period	$87.92	$85.80	$72.42

Total Return[3]	5.93%	24.31%	1.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$250	$324	$25
Ratio of Total Expenses to Average Net Assets	0.06%	0.08%	0.08%[4]
Ratio of Net Investment Income to Average Net Assets	2.97%	3.63%	3.19%[4]
Portfolio Turnover Rate [5]	16%	17%	31%

1	Inception.
2	Includes increases from purchase fees of $0.04, $0.15, and $0.07.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares and Institutional Plus Shares are credited to paid-in capital.

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Extended Duration Treasury Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $100,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,099,112	—
Temporary Cash Investments	24	—	—
Total	24	1,099,112	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

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Extended Duration Treasury Index Fund

During the year ended August 31, 2015, the fund realized $82,704,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $5,149,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $7,234,000 of ordinary income and $11,716,000 of long-term capital gains available for distribution.

At August 31, 2015, the cost of investment securities for tax purposes was $1,010,271,000. Net unrealized appreciation of investment securities for tax purposes was $88,865,000, consisting of unrealized gains of $101,926,000 on securities that had risen in value since their purchase and $13,061,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2015, the fund purchased $467,661,000 of investment securities and sold $534,402,000 of investment securities, other than temporary cash investments. Purchases and sales include $282,746,000 and $329,888,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	444,240	3,650	193,623	2,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(330,132)	(2,700)	(141,014)	(1,450)
Net Increase (Decrease)—ETF Shares	114,108	950	52,609	550
Institutional Shares
Issued[1]	70,457	2,001	97,644	3,397
Issued in Lieu of Cash Distributions	16,757	473	18,970	674
Redeemed	(148,396)	(4,124)	(45,810)	(1,581)
Net Increase (Decrease)—Institutional Shares	(61,182)	(1,650)	70,804	2,490
Institutional Plus Shares
Issued[1]	238,636	2,768	236,786	3,398
Issued in Lieu of Cash Distributions	8,884	100	12,920	183
Redeemed	(327,036)	(3,809)	(11,600)	(150)
Net Increase (Decrease)—Institutional Plus Shares	(79,516)	(941)	238,106	3,431
1 Includes purchase fees for fiscal 2015 and 2014 of $458,000 and $1,885,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Extended Duration Treasury Index Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Duration Treasury Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2015

Special 2015 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $7,054,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.2% of income dividends are interest-related dividends.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$919.66	$0.39
Institutional Shares	1,000.00	919.77	0.29
Institutional Plus Shares	1,000.00	919.89	0.19
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,024.90	0.31
Institutional Plus Shares	1,000.00	1,025.00	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are  0.08% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

27

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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Vanguard Extended Duration Treasury Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12750 102015

Annual Report | August 31, 2015

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Vanguard Mega Cap Value Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap Index Fund.	9
Mega Cap Growth Index Fund.	26
Mega Cap Value Index Fund.	41
Your Fund’s After-Tax Returns.	58
About Your Fund’s Expenses.	59
Trustees Approve Advisory Arrangements.	61
Glossary.	62

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
Total
Returns
Vanguard Mega Cap Index Fund
ETF Shares
Market Price	-0.03%
Net Asset Value	-0.05
Institutional Shares	-0.01
CRSP US Mega Cap Index	0.05
Large-Cap Core Funds Average	-1.07
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Mega Cap Growth Index Fund
ETF Shares
Market Price	2.74%
Net Asset Value	2.70
Institutional Shares	2.71
CRSP US Mega Cap Growth Index	2.81
Large-Cap Growth Funds Average	3.53
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Mega Cap Value Index Fund
ETF Shares
Market Price	-2.14%
Net Asset Value	-2.22
Institutional Shares	-2.19
CRSP US Mega Cap Value Index	-2.15
Large-Cap Value Funds Average	-3.71
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended August 31, 2015, was an uneven one for domestic equities. Growth stocks continued their positive trek, but their value counterparts slipped. Small-capitalization stocks slightly outpaced large- and mid-caps.

This investment environment was mirrored in the performance of the Vanguard Mega Cap Index Funds. Results ranged from 2.70% for the Mega Cap Growth Index Fund to –2.22% for the Mega Cap Value Index Fund. The Mega Cap Index Fund, which includes both growth and value stocks, returned –0.05%. (All returns are for the funds’ ETF Shares based on net asset value.)

All three funds closely tracked their target indexes. The Mega Cap Index Fund and Value Index Fund exceeded the average returns of their large-cap peers, but the Growth Index Fund lagged.

If you hold fund shares in a taxable account, you may wish to review the information on the funds’ after-tax returns that appears later in this report.

August’s moody markets led to flat 12-month returns

U.S. stocks generally moved in opposite directions over the two halves of the fiscal year ended August 31. A first-half advance of about 6% was followed by a second-half retreat of about –5%. Ultimately, the ride ended about where it started, with the market returning less than 1%.

2

Much of the decline came in August, when stocks tumbled over fears about the global impact of China’s economic deceleration. Greece’s debt crisis, the strong U.S. dollar, perceived high valuations, and speculation over when the Federal Reserve might raise short-term interest rates also played a part. (Shortly after the close of the reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

For U.S. investors, international stocks returned about –12%, a result that would have been a bit better if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets, which produced lower returns than the developed markets of Europe and the Pacific region.

Bonds notched more muted results as the Fed weighed rate-hike timing

The broad U.S. taxable bond market returned 1.56%. Bond prices generally fell slightly but received some support from global investors looking for higher yields than those available in many other developed markets. Buyers seeking shelter from stock market volatility also helped. The yield of the 10-year Treasury note ended August at 2.18%, down from 2.34% a year earlier.

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. International bonds returned about 3% without this currency effect.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

CPI
Consumer Price Index	0.20%	1.14%	1.77%

3

The Fed’s 0%–0.25% target for short-term interest rates continued to restrain money market fund and savings account returns.

Health care led the pack; oil and gas brought up the rear

Vanguard’s three Mega Cap Index Funds provide exposure to the U.S. stock market’s largest companies. Investors may choose to invest in the overall mega-cap segment of the market through the Mega Cap Index Fund, or they may focus specifically on its growth or value sectors through the Growth Index Fund or Value Index Fund. As I mentioned, growth stocks outpaced their value counterparts for the most recent 12 months.

Health care stocks generated double-digit returns for all three funds. The trends favoring the sector are familiar: The aging population requires more health care in all forms, health care is increasingly accessible worldwide, and the Affordable Care Act has provided insurance coverage for more people. Pharmaceutical and biotechnology companies produced strong returns because of merger-and-acquisition activity and promising developments in the product pipeline. Health care providers and medical equipment companies further boosted results.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.11%	0.08%	1.12%
Mega Cap Growth Index Fund	0.11	0.10	1.21
Mega Cap Value Index Fund	0.11	0.08	1.13

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were: for the Mega Cap Index Fund, 0.09% for ETF Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.09% for ETF Shares and 0.08% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.09% for ETF Shares and 0.06% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap Value Index Fund, Large-Cap Value Funds.

4

The consumer services sector was the leading contributor to the Mega Cap Index Fund and Growth Index Fund. Stocks rose amid increased consumer confidence and continued growth in the housing market. Internet retailers, home improvement stores, and restaurants did particularly well.

To a lesser degree, financials and consumer goods also added to returns for all three funds. Although the financial industry has benefited from the long bull market, it has been restrained by the toughened regulatory environment and exceptionally low interest rates. Banks and financial services companies were bright spots. Consumer goods has long been viewed by investors as a defensive category—during downturns in the market, its stocks tend to outperform. Food products, footwear, and tobacco companies led the group’s returns.

The oil and gas sector performed worst, posting double-digit losses for all of the funds as its stocks declined across the board amid tumbling prices. Basic materials

Total Returns
Inception Through August 31, 2015
Average
Annual Return
Mega Cap Index Fund ETF Shares Net Asset Value (Returns since inception: 12/17/2007)	6.26%
Spliced Mega Cap Index	6.34
Large-Cap Core Funds Average	5.13
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 12/17/2007)	8.04%
Spliced Mega Cap Growth Index	8.14
Large-Cap Growth Funds Average	6.21
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Value Index Fund ETF Shares Net Asset Value (Returns since inception: 12/17/2007)	4.58%
Spliced Mega Cap Value Index	4.63
Large-Cap Value Funds Average	4.31
For a benchmark description, see the Glossary.
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

were hurt by the same commodity crunch, which put pressure on metals and mining prices, as well as by weak results from chemical companies.

The funds have been successful at tightly tracking their indexes

For the period from their inception in December 2007 through August 31, 2015, the Mega Cap Index Funds posted average annual returns ranging from 8.04% for the Growth Index Fund to 4.58% for the Value Index Fund. The Mega Cap Index Fund returned 6.26%. Each fund outpaced the average result of its peers.

All three funds have met their objective of closely tracking their respective target indexes. Vanguard Equity Index Group, the funds’ advisor, is responsible for this success. The group has kept the funds on target with sophisticated portfolio and management techniques refined over the decades. Low expenses––which allow you to keep more of the funds’ returns––have helped in these efforts.

An indexing benefit that’s worth keeping in mind

As a Vanguard investor, you’re probably familiar with the cost and diversification benefits that index funds typically offer. But there’s a lesser-known—yet important—advantage to indexing as well: relative predictability.

Simply put, index funds help you capture the market’s return more predictably than actively managed funds.

By definition, an index fund is built and managed to track the return of its designated broad market or market segment. Some do so more closely than others. But what’s key is that you know what to expect: whatever the market returns—good or bad—minus the fund’s costs. Active managers, in contrast, seek to beat the market—and do so with varying degrees of success at different times.

The relative predictability of indexing can help you stay on course with your investment goals, by reducing the likelihood of particular surprises—such as being out of step with market performance. The confidence of knowing that you’ll earn a market-like return can reduce the temptation to trade based on emotions.

We recognize that some investors want the opportunity to outperform the market. That’s why Vanguard also offers low-cost active funds managed by carefully selected, world-class advisors, so you can choose an investment strategy that aligns with both your goals and your risk appetite.

6

When the markets are volatile, maintaining perspective is key

Volatility returned to the stock market with a vengeance in the final weeks of August as investors worried that a slowdown in China’s economic growth could affect world markets.

This turmoil may have evoked painful memories of previous financial setbacks—memories that had been receding after more than six years of strong U.S. stock performance. Inevitably, that sort of upheaval can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react—or don’t react—when the markets turn turbulent. (You can read more in Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2015

7

Your Fund’s Performance at a Glance
August 31, 2014, Through August 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap Index Fund
ETF Shares	$68.69	$67.35	$1.362	$0.000
Institutional Shares	135.41	132.77	2.721	0.000
Vanguard Mega Cap Growth Index Fund
ETF Shares	$79.16	$80.22	$1.101	$0.000
Institutional Shares	157.21	159.31	2.204	0.000
Vanguard Mega Cap Value Index Fund
ETF Shares	$59.60	$56.89	$1.461	$0.000
Institutional Shares	118.18	112.80	2.929	0.000

8

Mega Cap Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares		Shares
Ticker Symbol	MGC		VMCTX
Expense Ratio[1]	0.11%		0.08%
30-Day SEC Yield	2.21%		2.24%

Portfolio Characteristics
			DJ
			U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Number of Stocks	301	303	3,828
Median Market Cap	$94.4B	$93.7B	$47.2B
Price/Earnings Ratio	19.1x	19.2x	20.8x
Price/Book Ratio	2.7x	2.7x	2.6x
Return on Equity	18.7%	18.5%	17.1%
Earnings Growth
Rate	9.6%	9.5%	10.2%
Dividend Yield	2.3%	2.3%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term
Reserves	0.2%	—	—

Volatility Measures
		DJ
	Spliced	U.S. Total
	Mega Cap	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	0.97
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	4.3%
Google Inc.	Internet	2.4
Microsoft Corp.	Software	2.1
Exxon Mobil Corp.	Integrated Oil & Gas	2.1
Johnson & Johnson	Pharmaceuticals	1.7
General Electric Co.	Diversified Industrials	1.6
Berkshire Hathaway Inc. Reinsurance		1.6
Wells Fargo & Co.	Banks	1.6
JPMorgan Chase & Co.	Banks	1.6
AT&T Inc.	Fixed Line
	Telecommunications	1.3
Top Ten		20.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.09% for ETF Shares and 0.06% for Institutional Shares.

9

Mega Cap Index Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S.
			Total
		CRSP US	Market
		Mega Cap	FA
	Fund	Index	Index
Basic Materials	2.0%	2.0%	2.4%
Consumer Goods	9.4	9.4	10.0
Consumer Services	14.1	14.1	14.2
Financials	18.1	18.1	19.4
Health Care	15.7	15.7	14.2
Industrials	10.3	10.3	12.3
Oil & Gas	7.5	7.5	6.6
Technology	17.5	17.5	15.7
Telecommunications	2.8	2.8	2.2
Utilities	2.6	2.6	3.0

10

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2015

Initial Investment of $10,000

For a benchmark description, see the Glossary.

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/22/2008)	Investment

Mega Cap Index Fund Institutional Shares	-0.01%	15.73%	7.35%	$8,521,453

Spliced Mega Cap Index	0.05	15.81	7.40	8,555,360
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	16.01	7.83	8,812,631

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Mega Cap Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2015
			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Index Fund ETF Shares Market Price	-0.03%	107.56%	59.64%
Mega Cap Index Fund ETF Shares Net Asset Value	-0.05	107.30	59.60
Spliced Mega Cap Index	0.05	108.29	60.62

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2015

Mega Cap Index Fund ETF Shares Net Asset Value

Spliced Mega Cap Index
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		7.10%	17.22%	7.01%
Net Asset Value		7.08	17.20	7.01
Institutional Shares	2/22/2008	7.13	17.24	8.15

12

Mega Cap Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (2.0%)
Dow Chemical Co.	96,044	4,203
EI du Pont de
Nemours & Co.	75,376	3,882
LyondellBasell Industries
NV Class A	31,466	2,686
Praxair Inc.	24,016	2,540
Ecolab Inc.	22,339	2,438
Air Products &
Chemicals Inc.	16,094	2,246
PPG Industries Inc.	22,590	2,153
International Paper Co.	35,168	1,517
Nucor Corp.	26,649	1,154
Mosaic Co.	27,574	1,126
Freeport-McMoRan Inc.	86,385	919
Newmont Mining Corp.	21,811	372
		25,236
Consumer Goods (9.4%)
Procter & Gamble Co.	225,981	15,970
Coca-Cola Co.	326,614	12,842
PepsiCo Inc.	122,915	11,423
Philip Morris
International Inc.	129,011	10,295
Altria Group Inc.	163,799	8,776
NIKE Inc. Class B	56,835	6,351
Mondelez International Inc.
Class A	128,540	5,445
Colgate-Palmolive Co.	75,313	4,730
Ford Motor Co.	324,669	4,503
Monsanto Co.	39,653	3,872
Kraft Heinz Co.	49,726	3,613
General Motors Co.	120,480	3,547
Kimberly-Clark Corp.	30,344	3,233
Reynolds American Inc.	34,566	2,895
General Mills Inc.	49,692	2,821
Archer-Daniels-Midland Co.	51,556	2,320
Johnson Controls Inc.	54,642	2,248
VF Corp.	28,244	2,046

			Market
			Value•
		Shares	($000)
*	Tesla Motors Inc.	7,882	1,963
	Estee Lauder Cos. Inc.
	Class A	19,207	1,532
	Kellogg Co.	20,629	1,367
	Mead Johnson Nutrition Co.	16,940	1,327
	Stanley Black & Decker Inc.	12,848	1,304
	Activision Blizzard Inc.	42,261	1,210
	Hershey Co.	11,865	1,062
	Delphi Automotive plc	12,128	916
	Brown-Forman Corp.
	Class B	8,948	878
	Campbell Soup Co.	17,036	818
*	Michael Kors Holdings Ltd.	7,864	342
			119,649
Consumer Services (14.1%)
*	Amazon.com Inc.	31,011	15,905
	Walt Disney Co.	127,116	12,951
	Home Depot Inc.	108,198	12,601
	CVS Health Corp.	93,955	9,621
	Comcast Corp. Class A	169,543	9,550
	Wal-Mart Stores Inc.	120,924	7,827
	McDonald’s Corp.	79,943	7,596
	Starbucks Corp.	118,750	6,497
	Walgreens Boots
	Alliance Inc.	72,682	6,291
	Lowe’s Cos. Inc.	79,235	5,481
*	Priceline Group Inc.	4,318	5,392
	Costco Wholesale Corp.	36,665	5,135
	Time Warner Inc.	65,271	4,641
	Time Warner Cable Inc.	23,599	4,390
	Target Corp.	53,244	4,138
*	Netflix Inc.	33,575	3,862
	McKesson Corp.	19,281	3,810
	TJX Cos. Inc.	53,976	3,796
	Twenty-First Century
	Fox Inc. Class A	127,212	3,484
	Delta Air Lines Inc.	68,116	2,982
	Yum! Brands Inc.	35,993	2,871
	Kroger Co.	77,654	2,679

13

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	eBay Inc.	91,127	2,470
	Cardinal Health Inc.	27,541	2,266
	American Airlines Group Inc.	57,671	2,248
	Comcast Corp. Special
	Class A	37,325	2,136
	Southwest Airlines Co.	55,568	2,039
	Sysco Corp.	49,298	1,966
*	AutoZone Inc.	2,647	1,895
	L Brands Inc.	20,760	1,742
	Carnival Corp.	34,604	1,704
	Macy’s Inc.	28,347	1,661
	CBS Corp. Class B	36,442	1,649
	Las Vegas Sands Corp.	33,200	1,535
	Omnicom Group Inc.	20,316	1,361
	Viacom Inc. Class B	28,178	1,149
*	DISH Network Corp.
	Class A	17,728	1,051
	Hilton Worldwide
	Holdings Inc.	41,015	1,018
	Starwood Hotels & Resorts
	Worldwide Inc.	14,194	1,014
	Whole Foods Market Inc.	29,850	978
	Dollar General Corp.	12,095	901
*	United Continental
	Holdings Inc.	15,801	900
	AmerisourceBergen Corp.
	Class A	8,821	882
*	Bed Bath & Beyond Inc.	13,778	856
	Kohl’s Corp.	16,076	820
*	Sirius XM Holdings Inc.	180,863	690
	Gap Inc.	19,146	628
*	Liberty Media Corp.	15,861	574
*	Liberty Interactive Corp.
	QVC Group Class A	18,343	496
	Twenty-First Century
	Fox Inc.	14,166	392
*	Liberty Media Corp. Class A	7,677	286
	Wynn Resorts Ltd.	3,331	250
			179,057
Financials (18.1%)
	Wells Fargo & Co.	385,965	20,583
*	Berkshire Hathaway Inc.
	Class B	152,223	20,404
	JPMorgan Chase & Co.	308,997	19,807
	Bank of America Corp.	874,554	14,290
	Citigroup Inc.	239,971	12,834
	Visa Inc. Class A	163,025	11,624
	MasterCard Inc. Class A	83,672	7,729
	American International
	Group Inc.	111,035	6,700
	Goldman Sachs Group Inc.	32,361	6,103
	US Bancorp	140,408	5,946
	American Express Co.	71,891	5,515
	Simon Property Group Inc.	25,916	4,647

			Market
			Value•
		Shares	($000)
	Morgan Stanley	122,976	4,236
	PNC Financial Services
	Group Inc.	43,182	3,935
	MetLife Inc.	74,301	3,722
	Capital One Financial Corp.	45,569	3,543
	Bank of New York
	Mellon Corp.	84,098	3,347
	American Tower Corporation	35,220	3,247
	Prudential Financial Inc.	37,709	3,043
	Charles Schwab Corp.	98,472	2,992
	BlackRock Inc.	8,925	2,700
	ACE Ltd.	25,853	2,641
	Travelers Cos. Inc.	26,487	2,637
	CME Group Inc.	26,670	2,519
	Public Storage	12,224	2,460
	Marsh & McLennan Cos. Inc.	44,636	2,398
	BB&T Corp.	64,648	2,387
	State Street Corp.	32,565	2,342
	Crown Castle International
	Corp.	27,772	2,316
	Chubb Corp.	19,135	2,312
	McGraw Hill Financial Inc.	22,737	2,205
	Aon plc	23,484	2,194
	Equity Residential	30,293	2,158
	Intercontinental
	Exchange Inc.	9,291	2,122
	Aflac Inc.	34,224	2,006
	Allstate Corp.	33,995	1,981
	Discover Financial Services	36,833	1,979
	SunTrust Banks Inc.	42,883	1,731
	Ameriprise Financial Inc.	15,065	1,697
	Prologis Inc.	43,643	1,658
	Ventas Inc.	27,698	1,524
	T. Rowe Price Group Inc.	20,651	1,484
	Boston Properties Inc.	12,797	1,451
	HCP Inc.	38,414	1,424
	Progressive Corp.	46,566	1,395
	Franklin Resources Inc.	33,357	1,354
	Fifth Third Bancorp	67,347	1,342
	Northern Trust Corp.	18,471	1,290
	Vornado Realty Trust	14,125	1,232
	Invesco Ltd.	35,787	1,221
	Weyerhaeuser Co.	43,262	1,209
	General Growth
	Properties Inc.	44,243	1,123
	Host Hotels & Resorts Inc.	63,204	1,121
	Health Care REIT Inc.	14,635	927
	Loews Corp.	24,619	897
	TD Ameritrade Holding Corp.	20,208	676
*	Synchrony Financial	10,626	350
*	Berkshire Hathaway Inc.
	Class A	1	203
			228,913

14

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
Health Care (15.6%)
	Johnson & Johnson	230,851	21,695
	Pfizer Inc.	512,645	16,517
	Gilead Sciences Inc.	122,384	12,859
	Merck & Co. Inc.	235,218	12,666
*	Allergan plc	32,678	9,926
	Amgen Inc.	63,294	9,607
	UnitedHealth Group Inc.	79,266	9,171
	Medtronic plc	118,646	8,577
	AbbVie Inc.	136,169	8,498
	Bristol-Myers Squibb Co.	138,718	8,250
*	Celgene Corp.	66,022	7,796
	Eli Lilly & Co.	83,112	6,844
*	Biogen Inc.	19,590	5,824
	Abbott Laboratories	123,862	5,610
*	Express Scripts Holding Co.	60,789	5,082
	Thermo Fisher Scientific Inc.	33,133	4,154
*	Alexion Pharmaceuticals Inc.	19,787	3,407
	Aetna Inc.	29,118	3,335
*	Regeneron
	Pharmaceuticals Inc.	6,328	3,249
	Anthem Inc.	21,970	3,099
	Cigna Corp.	21,452	3,020
	Stryker Corp.	26,760	2,640
*	Vertex Pharmaceuticals Inc.	20,312	2,590
	Becton Dickinson and Co.	17,412	2,455
*	Illumina Inc.	12,063	2,384
	Humana Inc.	12,509	2,287
*	HCA Holdings Inc.	25,987	2,251
	Perrigo Co. plc	11,562	2,116
	Baxter International Inc.	45,211	1,738
*	Mylan NV	34,682	1,720
	Zoetis Inc.	37,440	1,680
	St. Jude Medical Inc.	23,403	1,657
	Baxalta Inc.	45,411	1,596
*	Intuitive Surgical Inc.	3,060	1,564
	Zimmer Biomet Holdings Inc.	14,196	1,470
*	Boston Scientific Corp.	55,988	937
			198,271
Industrials (10.3%)
	General Electric Co.	839,246	20,830
	3M Co.	52,801	7,505
	Boeing Co.	51,855	6,776
	United Technologies Corp.	70,441	6,453
	Union Pacific Corp.	72,910	6,251
	Honeywell International Inc.	61,833	6,138
	United Parcel Service Inc.
	Class B	58,369	5,700
	Accenture plc Class A	52,098	4,911
	Lockheed Martin Corp.	22,270	4,480
	Danaher Corp.	50,168	4,366
	Caterpillar Inc.	50,298	3,845
	FedEx Corp.	22,452	3,382
	General Dynamics Corp.	23,300	3,309
*	PayPal Holdings Inc.	91,027	3,186

			Market
			Value•
		Shares	($000)
	Automatic Data
	Processing Inc.	39,216	3,032
	Emerson Electric Co.	55,526	2,650
	Northrop Grumman Corp.	16,124	2,640
	Raytheon Co.	25,372	2,602
	Precision Castparts Corp.	10,946	2,520
	CSX Corp.	82,063	2,247
	Eaton Corp. plc	38,795	2,214
	Illinois Tool Works Inc.	25,986	2,197
	Deere & Co.	26,525	2,169
	TE Connectivity Ltd.	33,829	2,006
	Norfolk Southern Corp.	25,372	1,977
	Waste Management Inc.	38,126	1,909
	Cummins Inc.	15,083	1,836
	PACCAR Inc.	29,454	1,737
	Sherwin-Williams Co.	6,586	1,685
*	LinkedIn Corp. Class A	9,164	1,655
	Tyco International plc	34,989	1,270
	Rockwell Automation Inc.	11,245	1,258
	Ingersoll-Rand plc	22,017	1,217
	Paychex Inc.	27,215	1,215
	Parker-Hannifin Corp.	10,937	1,178
	Agilent Technologies Inc.	27,986	1,016
	Republic Services Inc.
	Class A	20,385	835
	Xerox Corp.	45,654	464
	Dover Corp.	6,674	413
			131,074
Oil & Gas (7.5%)
	Exxon Mobil Corp.	348,089	26,190
	Chevron Corp.	156,685	12,690
	Schlumberger Ltd.	105,763	8,183
	ConocoPhillips	102,560	5,041
	Kinder Morgan Inc.	144,621	4,687
	Occidental Petroleum Corp.	63,966	4,670
	EOG Resources Inc.	45,751	3,583
	Phillips 66	45,203	3,574
	Anadarko Petroleum Corp.	42,398	3,035
	Williams Cos. Inc.	56,158	2,707
	Halliburton Co.	67,145	2,642
	Valero Energy Corp.	42,443	2,518
	Marathon Petroleum Corp.	45,291	2,143
	Baker Hughes Inc.	36,153	2,025
	Spectra Energy Corp.	55,790	1,622
	Pioneer Natural
	Resources Co.	12,419	1,528
	Apache Corp.	31,375	1,419
	Devon Energy Corp.	32,425	1,383
	National Oilwell Varco Inc.	32,285	1,367
	Hess Corp.	20,357	1,210
	Noble Energy Inc.	35,647	1,191
	Marathon Oil Corp.	56,088	970
*	Continental Resources Inc.	7,636	245
			94,623

15

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
Technology (17.5%)
	Apple Inc.	479,745	54,096
	Microsoft Corp.	606,397	26,390
*	Facebook Inc. Class A	177,956	15,915
*	Google Inc. Class A	24,009	15,553
*	Google Inc. Class C	24,176	14,947
	Intel Corp.	394,893	11,270
	Cisco Systems Inc.	423,350	10,956
	International Business
	Machines Corp.	73,769	10,910
	Oracle Corp.	272,669	10,113
	QUALCOMM Inc.	135,700	7,678
	Hewlett-Packard Co.	151,352	4,247
	Texas Instruments Inc.	86,629	4,144
	EMC Corp.	161,547	4,018
*	salesforce.com inc	51,929	3,602
*	Cognizant Technology
	Solutions Corp. Class A	50,882	3,203
*	Adobe Systems Inc.	39,519	3,105
	Avago Technologies Ltd.
	Class A	21,314	2,685
	Broadcom Corp. Class A	45,598	2,356
*	Yahoo! Inc.	70,533	2,274
	Intuit Inc.	21,836	1,872
	Corning Inc.	104,475	1,798
	Applied Materials Inc.	102,281	1,645
*	Micron Technology Inc.	90,015	1,477
	Analog Devices Inc.	26,023	1,454
*	Twitter Inc.	46,319	1,287
	Symantec Corp.	56,411	1,156
	Motorola Solutions Inc.	15,794	1,024
	Western Digital Corp.	9,193	753
	CA Inc.	25,560	698
*	VMware Inc. Class A	6,796	538
	SanDisk Corp.	8,706	475
	NetApp Inc.	12,849	411
			222,050
Telecommunications (2.8%)
	AT&T Inc.	511,658	16,987
	Verizon
	Communications Inc.	339,494	15,620
	CenturyLink Inc.	46,762	1,264
*	T-Mobile US Inc.	23,646	937
*	Sprint Corp.	65,242	330
			35,138
Utilities (2.6%)
	Duke Energy Corp.	57,584	4,083
	NextEra Energy Inc.	36,926	3,634
	Dominion Resources Inc.	49,337	3,441
	Southern Co.	75,728	3,287

		Market
		Value•
	Shares	($000)
Exelon Corp.	71,883	2,211
American Electric
Power Co. Inc.	40,710	2,210
PG&E Corp.	39,886	1,978
Sempra Energy	19,599	1,859
PPL Corp.	55,450	1,718
Public Service Enterprise
Group Inc.	42,048	1,692
Edison International	27,051	1,582
Consolidated Edison Inc.	24,384	1,534
Xcel Energy Inc.	42,142	1,422
FirstEnergy Corp.	35,156	1,124
Entergy Corp.	14,984	979
		32,754
Total Common Stocks
(Cost $977,704)		1,266,765
Temporary Cash Investments (0.0%)[1]

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[2,3] Federal Home Loan
Bank Discount Notes,
0.090%, 9/18/15	100	100
[2,3] Federal Home Loan
Bank Discount Notes,
0.100%, 10/23/15	100	100
Total Temporary Cash Investments
(Cost $200)		200
Total Investments (99.9%)
(Cost $977,904)		1,266,965

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		122
Receivables for Accrued Income		2,963
Total Other Assets		3,085
Liabilities
Payables to Vanguard		(473)
Other Liabilities		(1,442)
Total Liabilities		(1,915)
Net Assets (100%)		1,268,135

16

Mega Cap Index Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	996,537
Undistributed Net Investment Income	5,235
Accumulated Net Realized Losses	(22,640)
Unrealized Appreciation (Depreciation)
Investment Securities	289,061
Futures Contracts	(58)
Net Assets	1,268,135

ETF Shares—Net Assets
Applicable to 14,400,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	969,784
Net Asset Value Per Share—
ETF Shares	$67.35

Institutional Shares—Net Assets
Applicable to 2,247,051 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	298,351
Net Asset Value Per Share—
Institutional Shares	$132.77

• See Note A in Notes to Financial Statements. * Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.

2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

3 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	27,653
Interest[1]	1
Securities Lending	2
Total Income	27,656
Expenses
The Vanguard Group—Note B
Investment Advisory Services	232
Management and Administrative—ETF Shares	490
Management and Administrative—Institutional Shares	97
Marketing and Distribution—ETF Shares	135
Marketing and Distribution—Institutional Shares	28
Custodian Fees	31
Auditing Fees	33
Shareholders’ Reports—ETF Shares	24
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,071
Net Investment Income	26,585
Realized Net Gain (Loss)
Investment Securities Sold	35,669
Futures Contracts	310
Realized Net Gain (Loss)	35,979
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(61,197)
Futures Contracts	(115)
Change in Unrealized Appreciation (Depreciation)	(61,312)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,252
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,585	19,872
Realized Net Gain (Loss)	35,979	44,877
Change in Unrealized Appreciation (Depreciation)	(61,312)	154,900
Net Increase (Decrease) in Net Assets Resulting from Operations	1,252	219,649
Distributions
Net Investment Income
ETF Shares	(18,569)	(13,330)
Institutional Shares	(6,719)	(6,371)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(25,288)	(19,701)
Capital Share Transactions
ETF Shares	179,275	85,731
Institutional Shares	(11,272)	(88,842)
Net Increase (Decrease) from Capital Share Transactions	168,003	(3,111)
Total Increase (Decrease)	143,967	196,837
Net Assets
Beginning of Period	1,124,168	927,331
End of Period[1]	1,268,135	1,124,168

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,235,000 and $3,938,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mega Cap Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$68.69	$55.99	$48.52	$41.80	$36.03
Investment Operations
Net Investment Income	1.399	1.250	1.189	1.000	.842
Net Realized and Unrealized Gain (Loss)
on Investments	(1.377)	12.687	7.471	6.648	5.774
Total from Investment Operations	.022	13.937	8.660	7.648	6.616
Distributions
Dividends from Net Investment Income	(1.362)	(1.237)	(1.190)	(.928)	(.846)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.362)	(1.237)	(1.190)	(.928)	(.846)
Net Asset Value, End of Period	$67.35	$68.69	$55.99	$48.52	$41.80

Total Return	-0.05%	25.13%	18.10%	18.58%	18.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$970	$810	$588	$442	$313
Ratio of Total Expenses to
Average Net Assets	0.09%	0.11%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.02%	2.00%	2.26%	2.24%	1.99%
Portfolio Turnover Rate[1]	8%	6%	10%	19%	8%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Mega Cap Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$135.41	$110.38	$95.66	$82.40	$71.03
Investment Operations
Net Investment Income	2.798	2.498	2.373	2.000	1.676
Net Realized and Unrealized Gain (Loss)
on Investments	(2.717)	25.000	14.727	13.113	11.379
Total from Investment Operations	.081	27.498	17.100	15.113	13.055
Distributions
Dividends from Net Investment Income	(2.721)	(2.468)	(2.380)	(1.853)	(1.685)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.721)	(2.468)	(2.380)	(1.853)	(1.685)
Net Asset Value, End of Period	$132.77	$135.41	$110.38	$95.66	$82.40

Total Return	-0.01%	25.15%	18.13%	18.63%	18.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$298	$314	$339	$250	$152
Ratio of Total Expenses to
Average Net Assets	0.06%	0.08%	0.08%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.05%	2.03%	2.29%	2.28%	2.01%
Portfolio Turnover Rate[1]	8%	6%	10%	19%	8%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

22

Mega Cap Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

23

Mega Cap Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $122,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,266,765	—	—
Temporary Cash Investments	—	200	—
Futures Contracts—Liabilities[1]	(10)	—	—
Total	1,266,755	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2015	10	985	(58)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect

24

Mega Cap Index Fund

their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $38,828,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $5,690,000 of ordinary income available for distribution. At August 31, 2015, the fund had available capital losses totaling $22,698,000 to offset future net capital gains. Of this amount, $18,779,000 is subject to expiration dates; $12,576,000 may be used to offset future net capital gains through August 31, 2018, and $6,203,000 through August 31, 2019. Capital losses of $3,919,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2015, the cost of investment securities for tax purposes was $977,904,000. Net unrealized appreciation of investment securities for tax purposes was $289,061,000, consisting of unrealized gains of $319,463,000 on securities that had risen in value since their purchase and $30,402,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $353,666,000 of investment securities and sold $182,764,000 of investment securities, other than temporary cash investments. Purchases and sales include $229,909,000 and $77,463,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	266,566	3,825	186,602	3,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(87,291)	(1,225)	(100,871)	(1,700)
Net Increase (Decrease)—ETF Shares	179,275	2,600	85,731	1,300
Institutional Shares
Issued	50,813	373	2,207	18
Issued in Lieu of Cash Distributions	6,389	46	6,066	49
Redeemed	(68,474)	(488)	(97,115)	(825)
Net Increase (Decrease) —Institutional Shares	(11,272)	(69)	(88,842)	(758)

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

25

Mega Cap Growth Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares		Shares
Ticker Symbol	MGK		VMGAX
Expense Ratio[1]	0.11%		0.10%
30-Day SEC Yield	1.53%		1.52%

Portfolio Characteristics
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	150	150	3,828
Median Market Cap	$90.4B	$90.4B	$47.2B
Price/Earnings Ratio	23.0x	23.1x	20.8x
Price/Book Ratio	4.6x	4.6x	2.6x
Return on Equity	22.3%	21.9%	17.1%
Earnings Growth
Rate	16.7%	16.6%	10.2%
Dividend Yield	1.6%	1.6%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term
Reserves	0.1%	—	—

Volatility Measures
	Spliced	DJ
	Mega Cap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	1.01
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	9.3%
Google Inc.	Internet	5.2
Facebook Inc.	Internet	2.7
Amazon.com Inc.	Broadline Retailers	2.7
Walt Disney Co.	Broadcasting &
	Entertainment	2.2
Gilead Sciences Inc.	Biotechnology	2.2
Coca-Cola Co.	Soft Drinks	2.2
Home Depot Inc.	Home Improvement
	Retailers	2.2
Comcast Corp.	Broadcasting &
	Entertainment	2.0
Visa Inc.	Consumer Finance	2.0
Top Ten		32.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.09% for ETF Shares and 0.08% for Institutional Shares.

26

Mega Cap Growth Index Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Growth	FA
	Fund	Index	Index
Basic Materials	1.6%	1.6%	2.4%
Consumer Goods	8.5	8.5	10.0
Consumer Services	22.7	22.7	14.2
Financials	12.0	12.0	19.4
Health Care	15.0	15.0	14.2
Industrials	10.2	10.2	12.3
Oil & Gas	4.3	4.3	6.6
Technology	25.7	25.7	15.7
Telecommunications	0.0	0.0	2.2
Utilities	0.0	0.0	3.0

27

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2015

Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2015
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment
	Mega Cap Growth Index Fund*ETF
	Shares Net Asset Value	2.70%	17.33%	8.04%	$18,139
	Mega Cap Growth Index Fund*ETF
	Shares Market Price	2.74	17.36	8.04	18,145
••••••••	Spliced Mega Cap Growth Index	2.81	17.45	8.14	18,273
– – – –	Large-Cap Growth Funds Average	3.53	15.68	6.21	15,903
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	0.29	16.01	6.81	16,611
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(4/3/2008)	Investment
Mega Cap Growth Index Fund Institutional
Shares	2.71%	17.35%	9.13%	$9,555,243
Spliced Mega Cap Growth Index	2.81	17.45	9.22	9,610,738
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	16.01	7.77	8,702,363
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.

28

Mega Cap Growth Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2015

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Growth Index Fund ETF Shares Market
Price	2.74%	122.65%	81.45%
Mega Cap Growth Index Fund ETF Shares Net
Asset Value	2.70	122.34	81.39
Spliced Mega Cap Growth Index	2.81	123.45	82.73

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2015

Mega Cap Growth Index Fund ETF Shares Net Asset Value

Spliced Mega Cap Growth Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		9.57%	18.65%	8.71%
Net Asset Value		9.53	18.64	8.71
Institutional Shares	4/3/2008	9.55	18.66	9.87

29

Mega Cap Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (1.6%)
	Praxair Inc.	80,694	8,534
	Ecolab Inc.	74,878	8,172
	PPG Industries Inc.	75,961	7,238
	Nucor Corp.	89,286	3,865
	Air Products &
	Chemicals Inc.	26,997	3,767
			31,576
Consumer Goods (8.4%)
	Coca-Cola Co.	1,096,912	43,131
	Philip Morris
	International Inc.	433,188	34,568
	NIKE Inc. Class B	190,785	21,320
	Colgate-Palmolive Co.	253,052	15,894
	Monsanto Co.	133,216	13,009
	VF Corp.	94,972	6,879
*	Tesla Motors Inc.	26,480	6,595
	Estee Lauder Cos. Inc.
	Class A	64,495	5,145
	Mead Johnson Nutrition Co.	56,689	4,441
	Stanley Black & Decker Inc.	43,065	4,372
	Hershey Co.	39,810	3,564
	Delphi Automotive plc	40,405	3,051
	Brown-Forman Corp.
	Class B	30,075	2,950
*	Michael Kors Holdings Ltd.	26,616	1,157
			166,076
Consumer Services (22.7%)
*	Amazon.com Inc.	104,168	53,427
	Walt Disney Co.	426,986	43,501
	Home Depot Inc.	363,296	42,309
	Comcast Corp. Class A	647,306	36,463
	McDonald’s Corp.	268,016	25,467
	Starbucks Corp.	398,581	21,806
	Lowe’s Cos. Inc.	266,173	18,411
*	Priceline Group Inc.	14,495	18,099
	Costco Wholesale Corp.	123,091	17,239
	Time Warner Inc.	219,005	15,571

			Market
			Value•
		Shares	($000)
	Time Warner Cable Inc.	79,117	14,717
*	Netflix Inc.	112,801	12,976
	TJX Cos. Inc.	181,242	12,745
	Walgreens Boots
	Alliance Inc.	121,908	10,551
	Twenty-First Century
	Fox Inc. Class A	383,119	10,494
	Yum! Brands Inc.	120,815	9,637
*	eBay Inc.	305,432	8,280
	American Airlines
	Group Inc.	193,552	7,545
	Southwest Airlines Co.	186,719	6,853
*	AutoZone Inc.	8,885	6,362
	L Brands Inc.	69,587	5,838
	CBS Corp. Class B	122,503	5,542
	Las Vegas Sands Corp.	111,497	5,155
*	DISH Network Corp.
	Class A	59,735	3,540
	Hilton Worldwide
	Holdings Inc.	138,136	3,430
	Starwood Hotels & Resorts
	Worldwide Inc.	47,929	3,425
	Whole Foods Market Inc.	100,260	3,285
	Dollar General Corp.	40,326	3,004
	AmerisourceBergen Corp.
	Class A	29,202	2,921
*	Bed Bath & Beyond Inc.	46,040	2,860
	Comcast Corp. Special
	Class A	47,634	2,727
	Twenty-First Century
	Fox Inc.	91,820	2,540
*	Sirius XM Holdings Inc.	612,591	2,337
	Gap Inc.	64,571	2,119
	Viacom Inc. Class B	47,178	1,923
*	Liberty Interactive Corp.
	QVC Group Class A	62,102	1,679
	Wynn Resorts Ltd.	11,327	850
	Viacom Inc. Class A	216	9
	CBS Corp. Class A	141	7
			445,644

30

Mega Cap Growth Index Fund

			Market
			Value•
		Shares	($000)
Financials (12.0%)
	Visa Inc. Class A	547,351	39,026
	MasterCard Inc. Class A	280,965	25,953
	American Express Co.	241,294	18,512
	Simon Property Group Inc.	86,985	15,598
	American Tower
	Corporation	118,348	10,910
	Charles Schwab Corp.	330,238	10,033
	BlackRock Inc.	29,896	9,043
	Public Storage	41,063	8,265
	Marsh & McLennan
	Cos. Inc.	149,942	8,056
	Crown Castle International
	Corp.	93,195	7,772
	McGraw Hill Financial Inc.	76,474	7,417
	Aon plc	78,905	7,373
	Equity Residential	101,659	7,243
	Intercontinental
	Exchange Inc.	31,097	7,103
	Prologis Inc.	146,762	5,577
	Ventas Inc.	92,964	5,115
	T. Rowe Price Group Inc.	69,121	4,968
	Boston Properties Inc.	42,814	4,854
	Franklin Resources Inc.	112,522	4,566
	Vornado Realty Trust	47,282	4,123
	Invesco Ltd.	120,289	4,103
	Weyerhaeuser Co.	144,823	4,046
	General Growth
	Properties Inc.	148,575	3,771
	Host Hotels & Resorts Inc.	211,967	3,758
	Health Care REIT Inc.	49,113	3,111
	HCP Inc.	64,578	2,393
	TD Ameritrade Holding Corp.	68,462	2,291
			234,980
Health Care (14.9%)
	Gilead Sciences Inc.	410,917	43,175
*	Allergan plc	109,732	33,330
	Amgen Inc.	212,616	32,271
	AbbVie Inc.	457,321	28,542
*	Celgene Corp.	221,802	26,190
*	Biogen Inc.	65,785	19,558
*	Express Scripts Holding Co.	203,891	17,045
	Thermo Fisher Scientific Inc.	111,376	13,963
*	Alexion Pharmaceuticals Inc.	66,425	11,438
*	Regeneron
	Pharmaceuticals Inc.	21,258	10,916
	Stryker Corp.	89,834	8,862
*	Vertex Pharmaceuticals Inc.	68,282	8,707
*	Illumina Inc.	40,258	7,955
	Perrigo Co. plc	38,802	7,100
*	Mylan NV	116,310	5,768
	Zoetis Inc.	125,663	5,639
*	Intuitive Surgical Inc.	10,297	5,261
	Becton Dickinson and Co.	29,302	4,132
*	Boston Scientific Corp.	187,617	3,141
			292,993

			Market
			Value•
		Shares	($000)
Industrials (10.2%)
	3M Co.	177,440	25,221
	Boeing Co.	174,015	22,740
	Union Pacific Corp.	244,778	20,987
	United Parcel Service Inc.
	Class B	196,170	19,156
	Accenture plc Class A	175,192	16,515
	Danaher Corp.	168,184	14,635
	United Technologies Corp.	118,136	10,823
*	PayPal Holdings Inc.	305,832	10,704
	Automatic Data
	Processing Inc.	131,193	10,144
	Precision Castparts Corp.	36,730	8,457
	Cummins Inc.	50,616	6,163
	PACCAR Inc.	99,060	5,842
	FedEx Corp.	37,789	5,691
	Sherwin-Williams Co.	22,178	5,673
*	LinkedIn Corp. Class A	30,812	5,565
	Rockwell Automation Inc.	37,570	4,202
	Paychex Inc.	91,474	4,085
	Agilent Technologies Inc.	93,981	3,413
			200,016
Oil & Gas (4.3%)
	Schlumberger Ltd.	354,934	27,461
	Kinder Morgan Inc.	485,096	15,722
	EOG Resources Inc.	153,360	12,009
	Anadarko Petroleum Corp.	141,912	10,158
	Williams Cos. Inc.	188,354	9,079
	Pioneer Natural
	Resources Co.	41,779	5,141
	Noble Energy Inc.	120,014	4,010
*	Continental Resources Inc.	26,259	843
			84,423
Technology (25.7%)
	Apple Inc.	1,610,858	181,640
*	Facebook Inc. Class A	597,466	53,432
*	Google Inc. Class A	80,604	52,217
*	Google Inc. Class C	81,213	50,210
	Oracle Corp.	915,601	33,960
	QUALCOMM Inc.	455,781	25,788
	Texas Instruments Inc.	290,927	13,918
	EMC Corp.	542,635	13,495
*	salesforce.com inc	174,365	12,094
*	Cognizant Technology
	Solutions Corp. Class A	170,555	10,735
*	Adobe Systems Inc.	132,902	10,442
	Avago Technologies Ltd.
	Class A	71,690	9,031
*	Yahoo! Inc.	235,991	7,608
	Intuit Inc.	73,175	6,275
	Applied Materials Inc.	344,121	5,535
*	Micron Technology Inc.	302,991	4,972
	Analog Devices Inc.	87,550	4,891
*	Twitter Inc.	155,816	4,330

31

Mega Cap Growth Index Fund

		Market
		Value•
	Shares	($000)
* VMware Inc. Class A	22,480	1,779
SanDisk Corp.	29,090	1,587
		503,939
Total Common Stocks
(Cost $1,571,396)		1,959,647
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2 Vanguard Market Liquidity
Fund, 0.168%	1,594,002	1,594

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
3,[4] Federal Home Loan
Bank Discount Notes,
0.100%, 10/23/15	200	200
Total Temporary Cash Investments
(Cost $1,794)		1,794
Total Investments (99.9%)
(Cost $1,573,190)		1,961,441

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		187
Receivables for Accrued Income		2,150
Receivables for Capital Shares Issued		9
Total Other Assets		2,346
Liabilities
Payables for Capital Shares Redeemed		(1)
Payables to Vanguard		(647)
Other Liabilities		(30)
Total Liabilities		(678)
Net Assets (100%)		1,963,109

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,585,515
Undistributed Net Investment Income	5,179
Accumulated Net Realized Losses	(15,699)
Unrealized Appreciation (Depreciation)
Investment Securities	388,251
Futures Contracts	(137)
Net Assets	1,963,109

ETF Shares—Net Assets
Applicable to 24,039,005 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,928,461
Net Asset Value Per Share—
ETF Shares	$80.22

Institutional Shares—Net Assets
Applicable to 217,481 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,648
Net Asset Value Per Share—
Institutional Shares	$159.31

• See Note A in Notes to Financial Statements. * Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap Growth Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	28,207
Interest[1]	1
Securities Lending	11
Total Income	28,219
Expenses
The Vanguard Group—Note B
Investment Advisory Services	323
Management and Administrative—ETF Shares	964
Management and Administrative—Institutional Shares	16
Marketing and Distribution—ETF Shares	241
Marketing and Distribution—Institutional Shares	—
Custodian Fees	20
Auditing Fees	33
Shareholders’ Reports—ETF Shares	58
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,656
Net Investment Income	26,563
Realized Net Gain (Loss)
Investment Securities Sold	76,357
Futures Contracts	139
Realized Net Gain (Loss)	76,496
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(64,115)
Futures Contracts	(155)
Change in Unrealized Appreciation (Depreciation)	(64,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,789
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,563	17,695
Realized Net Gain (Loss)	76,496	16,159
Change in Unrealized Appreciation (Depreciation)	(64,270)	271,004
Net Increase (Decrease) in Net Assets Resulting from Operations	38,789	304,858
Distributions
Net Investment Income
ETF Shares	(24,235)	(17,090)
Institutional Shares	(333)	(264)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(24,568)	(17,354)
Capital Share Transactions
ETF Shares	393,456	202,339
Institutional Shares	20,804	(10,714)
Net Increase (Decrease) from Capital Share Transactions	414,260	191,625
Total Increase (Decrease)	428,481	479,129
Net Assets
Beginning of Period	1,534,628	1,055,499
End of Period[1]	1,963,109	1,534,628

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,179,000 and $3,184,000.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$79.16	$62.69	$55.92	$46.87	$38.78
Investment Operations
Net Investment Income	1.148	.994	1.006	.771[1]	.611
Net Realized and Unrealized Gain (Loss)
on Investments	1.013	16.475	6.751	8.966	8.120
Total from Investment Operations	2.161	17.469	7.757	9.737	8.731
Distributions
Dividends from Net Investment Income	(1.101)	(.999)	(.987)	(.687)	(.641)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.101)	(.999)	(.987)	(.687)	(.641)
Net Asset Value, End of Period	$80.22	$79.16	$62.69	$55.92	$46.87

Total Return	2.70%	28.05%	14.04%	20.98%	22.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,928	$1,520	$1,034	$884	$516
Ratio of Total Expenses to
Average Net Assets	0.09%	0.11%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.40%	1.69%	1.49%	1.33%
Portfolio Turnover Rate [2]	9%	11%	41%	16%	26%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$157.21	$124.49	$110.67	$92.75	$76.74
Investment Operations
Net Investment Income	2.293	1.978	2.027	1.453[1]	1.227
Net Realized and Unrealized Gain (Loss)
on Investments	2.011	32.732	13.374	17.831	16.067
Total from Investment Operations	4.304	34.710	15.401	19.284	17.294
Distributions
Dividends from Net Investment Income	(2.204)	(1.990)	(1.581)	(1.364)	(1.284)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.204)	(1.990)	(1.581)	(1.364)	(1.284)
Net Asset Value, End of Period	$159.31	$157.21	$124.49	$110.67	$92.75

Total Return	2.71%	28.07%	14.05%	21.00%	22.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35	$15	$21	$0.2	$124
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.10%	0.09%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.41%	1.70%	1.52%	1.35%
Portfolio Turnover Rate [2]	9%	11%	41%	16%	26%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

37

Mega Cap Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

38

Mega Cap Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $187,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,959,647	—	—
Temporary Cash Investments	1,594	200	—
Futures Contracts—Liabilities[1]	(26)	—	—
Total	1,961,215	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2015	4	1,969	(106)
E-mini S&P 500 Index	September 2015	5	492	(31)
				(137)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

39

Mega Cap Growth Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $82,346,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $5,795,000 of ordinary income available for distribution. At August 31, 2015, the fund had available capital losses totaling $15,798,000 to offset future net capital gains. Of this amount, $4,562,000 is subject to expiration on August 31, 2019. Capital losses of $11,236,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2015, the cost of investment securities for tax purposes was $1,573,227,000. Net unrealized appreciation of investment securities for tax purposes was $388,214,000, consisting of unrealized gains of $431,411,000 on securities that had risen in value since their purchase and $43,197,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $763,589,000 of investment securities and sold $349,468,000 of investment securities, other than temporary cash investments. Purchases and sales include $541,941,000 and $179,762,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	590,060	7,189	272,056	3,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(196,604)	(2,350)	(69,717)	(1,000)
Net Increase (Decrease) —ETF Shares	393,456	4,839	202,339	2,700
Institutional Shares
Issued	31,291	186	244	1
Issued in Lieu of Cash Distributions	255	2	264	2
Redeemed	(10,742)	(64)	(11,222)	(79)
Net Increase (Decrease) —Institutional Shares	20,804	124	(10,714)	(76)

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

40

Mega Cap Value Index Fund

Fund Profile
As of August 31, 2015

Share-Class Characteristics

	ETF	Institutional
	Shares		Shares
Ticker Symbol	MGV		VMVLX
Expense Ratio[1]	0.11%		0.08%
30-Day SEC Yield	2.78%		2.82%

Portfolio Characteristics
			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	160	161	3,828
Median Market Cap	$110.1B	$105.4B	$47.2B
Price/Earnings Ratio	16.7x	16.7x	20.8x
Price/Book Ratio	2.0x	2.0x	2.6x
Return on Equity	15.9%	15.9%	17.1%
Earnings Growth
Rate	4.1%	3.9%	10.2%
Dividend Yield	2.9%	2.9%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Short-Term
Reserves	0.1%	—	—

Volatility Measures
	Spliced	DJ
	Mega Cap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	0.95
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	3.9%
Exxon Mobil Corp.	Integrated Oil & Gas	3.8
Johnson & Johnson	Pharmaceuticals	3.2
General Electric Co.	Diversified Industrials	3.0
Berkshire Hathaway Inc. Reinsurance		3.0
Wells Fargo & Co.	Banks	3.0
JPMorgan Chase & Co.	Banks	2.9
AT&T Inc.	Fixed Line
	Telecommunications	2.5
Pfizer Inc.	Pharmaceuticals	2.4
Procter & Gamble Co.	Nondurable
	Household Products	2.3
Top Ten		30.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.09% for ETF Shares and 0.06% for Institutional Shares.

41

Mega Cap Value Index Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		CRSP US	Total
		Mega Cap	Market
		Value	FA
	Fund	Index	Index
Basic Materials	2.3%	2.3%	2.4%
Consumer Goods	10.3	10.3	10.0
Consumer Services	6.8	6.8	14.2
Financials	23.2	23.3	19.4
Health Care	16.2	16.2	14.2
Industrials	10.5	10.5	12.3
Oil & Gas	10.2	10.2	6.6
Technology	10.6	10.5	15.7
Telecommunications	5.1	5.1	2.2
Utilities	4.8	4.8	3.0

42

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2015

Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2015
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/17/2007)	Investment
	Mega Cap Value Index Fund*ETF
	Shares Net Asset Value	-2.22%	14.26%	4.58%	$14,117
	Mega Cap Value Index Fund*ETF
	Shares Market Price	-2.14	14.29	4.58	14,122
••••••••	Spliced Mega Cap Value Index	-2.15	14.35	4.63	14,172
– – – –	Large-Cap Value Funds Average	-3.71	13.44	4.31	13,847
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	0.29	16.01	6.81	16,611
For a benchmark description, see the Glossary.
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/5/2008)	Investment
Mega Cap Value Index Fund Institutional
Shares	-2.19%	14.29%	5.93%	$7,694,592

Spliced Mega Cap Value Index	-2.15	14.35	5.94	7,704,814
Dow Jones U.S. Total Stock Market Float
Adjusted Index	0.29	16.01	8.05	8,930,479

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

43

Mega Cap Value Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2015

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Value Index Fund ETF Shares Market
Price	-2.14%	94.97%	41.22%
Mega Cap Value Index Fund ETF Shares Net Asset
Value	-2.22	94.74	41.17
Spliced Mega Cap Value Index	-2.15	95.55	41.72

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2015

Mega Cap Value Index Fund ETF Shares Net Asset Value

Spliced Mega Cap Value Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	12/17/2007
Market Price		5.33%	15.97%	5.41%
Net Asset Value		5.17	15.92	5.39
Institutional Shares	3/5/2008	5.23	15.96	6.81

44

Mega Cap Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (2.3%)
Dow Chemical Co.	164,002	7,177
EI du Pont de
Nemours & Co.	128,773	6,632
LyondellBasell Industries
NV Class A	53,928	4,605
International Paper Co.	59,790	2,579
Air Products &
Chemicals Inc.	13,770	1,921
Mosaic Co.	47,032	1,920
Freeport-McMoRan Inc.	147,722	1,572
Newmont Mining Corp.	37,675	643
		27,049
Consumer Goods (10.3%)
Procter & Gamble Co.	385,761	27,262
PepsiCo Inc.	210,017	19,517
Altria Group Inc.	279,589	14,980
Mondelez International Inc.
Class A	219,664	9,305
Ford Motor Co.	554,918	7,697
Kraft Heinz Co.	84,800	6,161
General Motors Co.	205,720	6,056
Kimberly-Clark Corp.	51,811	5,519
Reynolds American Inc.	58,973	4,939
General Mills Inc.	84,701	4,808
Archer-Daniels-Midland Co.	88,161	3,966
Johnson Controls Inc.	93,093	3,830
Kellogg Co.	35,166	2,331
Activision Blizzard Inc.	72,267	2,069
Campbell Soup Co.	28,810	1,383
		119,823
Consumer Services (6.8%)
CVS Health Corp.	160,434	16,428
Wal-Mart Stores Inc.	206,370	13,358
Target Corp.	90,811	7,057
McKesson Corp.	32,962	6,513
Walgreens Boots
Alliance Inc.	62,091	5,374
Delta Air Lines Inc.	115,972	5,077

			Market
			Value•
		Shares	($000)
	Kroger Co.	132,290	4,564
	Cardinal Health Inc.	46,971	3,864
	Sysco Corp.	84,547	3,371
	Carnival Corp.	58,978	2,904
	Macy’s Inc.	48,532	2,844
	Omnicom Group Inc.	34,753	2,328
*	United Continental
	Holdings Inc.	27,184	1,549
	Kohl’s Corp.	27,381	1,397
*	Liberty Media Corp.	27,429	994
	Viacom Inc. Class B	24,176	986
*	Liberty Media Corp. Class A	13,480	502
			79,110
Financials (23.2%)
	Wells Fargo & Co.	659,120	35,151
*	Berkshire Hathaway Inc.
	Class B	260,997	34,984
	JPMorgan Chase & Co.	527,833	33,834
	Bank of America Corp.	1,493,733	24,408
	Citigroup Inc.	410,046	21,929
	American International
	Group Inc.	189,691	11,446
	Goldman Sachs Group Inc.	55,339	10,437
	US Bancorp	239,588	10,147
	Morgan Stanley	209,970	7,234
	PNC Financial Services
	Group Inc.	73,759	6,721
	MetLife Inc.	126,995	6,362
	Capital One Financial Corp.	77,767	6,046
	Bank of New York
	Mellon Corp.	143,575	5,714
	Prudential Financial Inc.	64,496	5,205
	Travelers Cos. Inc.	45,295	4,509
	ACE Ltd.	44,073	4,503
	CME Group Inc.	45,535	4,300
	BB&T Corp.	110,430	4,077
	State Street Corp.	55,577	3,997
	Chubb Corp.	32,658	3,945
	Aflac Inc.	58,535	3,430
	Allstate Corp.	58,063	3,384

45

Mega Cap Value Index Fund

			Market
			Value•
		Shares	($000)
	Discover Financial Services	62,842	3,377
	SunTrust Banks Inc.	73,381	2,962
	Ameriprise Financial Inc.	25,824	2,910
	Progressive Corp.	79,221	2,373
	Fifth Third Bancorp	115,056	2,292
	Northern Trust Corp.	31,502	2,200
	Loews Corp.	42,268	1,541
	HCP Inc.	32,894	1,219
*	Synchrony Financial	17,889	589
*	Berkshire Hathaway Inc.
	Class A	1	203
			271,429
Health Care (16.2%)
	Johnson & Johnson	394,293	37,056
	Pfizer Inc.	875,847	28,220
	Merck & Co. Inc.	401,853	21,640
	UnitedHealth Group Inc.	135,387	15,664
	Medtronic plc	202,608	14,647
	Bristol-Myers Squibb Co.	236,999	14,094
	Eli Lilly & Co.	142,074	11,700
	Abbott Laboratories	211,821	9,593
	Aetna Inc.	49,615	5,682
	Anthem Inc.	37,485	5,287
	Cigna Corp.	36,607	5,154
	Humana Inc.	21,267	3,887
*	HCA Holdings Inc.	44,308	3,838
	Baxter International Inc.	77,265	2,971
	St. Jude Medical Inc.	39,939	2,828
	Baxalta Inc.	77,265	2,716
	Zimmer Biomet
	Holdings Inc.	24,212	2,507
	Becton Dickinson and Co.	14,904	2,102
			189,586
Industrials (10.5%)
	General Electric Co.	1,433,079	35,569
	Honeywell International Inc.	105,570	10,480
	Lockheed Martin Corp.	38,022	7,649
	Caterpillar Inc.	85,946	6,570
	General Dynamics Corp.	39,700	5,639
	United Technologies Corp.	60,247	5,519
	Emerson Electric Co.	94,998	4,533
	Northrop Grumman Corp.	27,594	4,518
	Raytheon Co.	43,416	4,453
	CSX Corp.	140,437	3,845
	Eaton Corp. plc	66,332	3,785
	Illinois Tool Works Inc.	44,440	3,757
	Deere & Co.	45,037	3,683
	TE Connectivity Ltd.	57,739	3,423
	Norfolk Southern Corp.	43,315	3,375
	Waste Management Inc.	65,121	3,260
	FedEx Corp.	19,172	2,888
	Tyco International plc	59,855	2,172
	Ingersoll-Rand plc	37,642	2,081
	Parker-Hannifin Corp.	18,766	2,020
	Republic Services Inc.
	Class A	34,996	1,434

		Market
		Value•
	Shares	($000)
Xerox Corp.	78,556	799
Dover Corp.	11,458	710
		122,162
Oil & Gas (10.1%)
Exxon Mobil Corp.	594,724	44,747
Chevron Corp.	267,412	21,658
ConocoPhillips	175,254	8,614
Occidental Petroleum Corp.	109,244	7,976
Phillips 66	77,006	6,089
Halliburton Co.	114,801	4,517
Valero Energy Corp.	72,387	4,295
Marathon Petroleum Corp.	77,209	3,653
Baker Hughes Inc.	61,783	3,460
Spectra Energy Corp.	95,322	2,771
Apache Corp.	53,614	2,426
Devon Energy Corp.	55,490	2,367
National Oilwell Varco Inc.	55,098	2,332
Hess Corp.	34,775	2,067
Marathon Oil Corp.	95,896	1,658
		118,630
Technology (10.5%)
Microsoft Corp.	1,035,440	45,062
Intel Corp.	674,748	19,257
Cisco Systems Inc.	723,103	18,714
International Business
Machines Corp.	126,067	18,644
Hewlett-Packard Co.	258,486	7,253
Broadcom Corp. Class A	77,958	4,028
Corning Inc.	178,756	3,077
Symantec Corp.	96,698	1,981
Motorola Solutions Inc.	27,015	1,751
Western Digital Corp.	15,537	1,274
CA Inc.	43,837	1,196
NetApp Inc.	22,214	710
		122,947
Telecommunications (5.1%)
AT&T Inc.	874,268	29,026
Verizon
Communications Inc.	580,162	26,693
CenturyLink Inc.	80,130	2,167
* T-Mobile US Inc.	40,424	1,601
* Sprint Corp.	113,339	573
		60,060
Utilities (4.8%)
Duke Energy Corp.	98,363	6,975
NextEra Energy Inc.	63,232	6,223
Dominion Resources Inc.	84,476	5,892
Southern Co.	129,013	5,601
American Electric
Power Co. Inc.	69,598	3,779
Exelon Corp.	122,273	3,761
PG&E Corp.	68,179	3,380
Sempra Energy	33,471	3,175
PPL Corp.	94,872	2,940

46

Mega Cap Value Index Fund

		Market
		Value•
	Shares	($000)
Public Service Enterprise
Group Inc.	71,911	2,894
Edison International	46,377	2,712
Consolidated Edison Inc.	41,605	2,617
Xcel Energy Inc.	72,099	2,432
FirstEnergy Corp.	60,066	1,920
Entergy Corp.	25,596	1,672
		55,973
Total Common Stocks
(Cost $1,050,351)		1,166,769
Temporary Cash Investments (0.0%)[1]

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[2,3] Federal Home Loan
Bank Discount Notes,
0.092%, 9/16/15
(Cost $300)	300	300
Total Investments (99.8%)
(Cost $1,050,651)		1,167,069

		Amount
		($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard		111
Receivables for Accrued Income		3,978
Receivables for Capital Shares Issued		90
Total Other Assets		4,179
Liabilities
Payables for Capital Shares Redeemed		(65)
Payables to Vanguard		(431)
Other Liabilities		(909)
Total Liabilities		(1,405)
Net Assets (100%)		1,169,843

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,051,440
Undistributed Net Investment Income	6,311
Accumulated Net Realized Losses	(4,181)
Unrealized Appreciation (Depreciation)
Investment Securities	116,418
Futures Contracts	(145)
Net Assets	1,169,843

ETF Shares—Net Assets
Applicable to 16,817,638 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	956,724
Net Asset Value Per Share—
ETF Shares	$56.89

Institutional Shares—Net Assets
Applicable to 1,889,331 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	213,119
Net Asset Value Per Share—
Institutional Shares	$112.80

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

47

Mega Cap Value Index Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Dividends	30,421
Interest[1]	2
Total Income	30,423
Expenses
The Vanguard Group—Note B
Investment Advisory Services	207
Management and Administrative—ETF Shares	486
Management and Administrative—Institutional Shares	43
Marketing and Distribution—ETF Shares	134
Marketing and Distribution—Institutional Shares	32
Custodian Fees	22
Auditing Fees	33
Shareholders’ Reports—ETF Shares	23
Shareholders’ Reports—Institutional Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	985
Net Investment Income	29,438
Realized Net Gain (Loss)
Investment Securities Sold	35,012
Futures Contracts	316
Realized Net Gain (Loss)	35,328
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(93,409)
Futures Contracts	(163)
Change in Unrealized Appreciation (Depreciation)	(93,572)
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,806)
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,438	22,431
Realized Net Gain (Loss)	35,328	66,443
Change in Unrealized Appreciation (Depreciation)	(93,572)	96,068
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,806)	184,942
Distributions
Net Investment Income
ETF Shares	(22,866)	(16,562)
Institutional Shares	(5,417)	(4,526)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(28,283)	(21,088)
Capital Share Transactions
ETF Shares	133,373	130,154
Institutional Shares	11,363	13,763
Net Increase (Decrease) from Capital Share Transactions	144,736	143,917
Total Increase (Decrease)	87,647	307,771
Net Assets
Beginning of Period	1,082,196	774,425
End of Period[1]	1,169,843	1,082,196

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,311,000 and $5,156,000.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Mega Cap Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$59.60	$49.65	$41.80	$37.09	$33.26
Investment Operations
Net Investment Income	1.484	1.338	1.272[1]	1.164	.983
Net Realized and Unrealized Gain (Loss)
on Investments	(2.733)	9.911	7.809	4.689	3.805
Total from Investment Operations	(1.249)	11.249	9.081	5.853	4.788
Distributions
Dividends from Net Investment Income	(1.461)	(1.299)	(1.231)	(1.143)	(. 958)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.461)	(1.299)	(1.231)	(1.143)	(. 958)
Net Asset Value, End of Period	$56.89	$59.60	$49.65	$41.80	$37.09

Total Return	-2.22%	22.92%	22.05%	16.13%	14.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$957	$870	$611	$414	$341
Ratio of Total Expenses to
Average Net Assets	0.09%	0.11%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.51%	2.47%	2.72%	2.97%	2.63%
Portfolio Turnover Rate [2]	5%	8%	34%	17%	24%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$118.18	$98.45	$82.90	$73.55	$65.97
Investment Operations
Net Investment Income	2.976	2.687	2.531[1]	2.339	1.965
Net Realized and Unrealized Gain (Loss)
on Investments	(5.427)	19.649	15.493	9.303	7.528
Total from Investment Operations	(2.451)	22.336	18.024	11.642	9.493
Distributions
Dividends from Net Investment Income	(2.929)	(2.606)	(2.474)	(2.292)	(1.913)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.929)	(2.606)	(2.474)	(2.292)	(1.913)
Net Asset Value, End of Period	$112.80	$118.18	$98.45	$82.90	$73.55

Total Return	-2.19%	22.95%	22.07%	16.19%	14.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$213	$212	$164	$110	$105
Ratio of Total Expenses to
Average Net Assets	0.06%	0.08%	0.08%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.54%	2.50%	2.75%	3.01%	2.65%
Portfolio Turnover Rate[2]	5%	8%	34%	17%	24%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

51

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

52

Mega Cap Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $111,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

53

Mega Cap Value Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,166,769	—	—
Temporary Cash Investments	—	300	—
Futures Contracts—Liabilities[1]	(29)	—	—
Total	1,166,740	300	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2015	28	2,757	(145)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2015, the fund realized $32,307,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2015, the fund had $6,725,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $2,858,000 to offset taxable capital gains realized during the year ended August 31, 2015. At August 31, 2015, the fund had available capital losses totaling $4,326,000 to offset future net capital gains through August 31, 2019.

54

Mega Cap Value Index Fund

At August 31, 2015, the cost of investment securities for tax purposes was $1,050,651,000. Net unrealized appreciation of investment securities for tax purposes was $116,418,000, consisting of unrealized gains of $167,351,000 on securities that had risen in value since their purchase and $50,933,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2015, the fund purchased $286,145,000 of investment securities and sold $142,370,000 of investment securities, other than temporary cash investments. Purchases and sales include $183,610,000 and $84,380,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	223,753	3,715	319,267	5,602
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(90,380)	(1,500)	(189,113)	(3,300)
Net Increase (Decrease)—ETF Shares	133,373	2,215	130,154	2,302
Institutional Shares
Issued	46,609	393	41,244	382
Issued in Lieu of Cash Distributions	4,072	34	3,640	34
Redeemed	(39,318)	(330)	(31,121)	(286)
Net Increase (Decrease) —Institutional Shares	11,363	97	13,763	130

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and the Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2015

56

Special 2015 tax information (unaudited) for Vanguard Mega Cap Index Funds

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Mega Cap Index Fund	25,288
Mega Cap Growth Index Fund	24,568
Mega Cap Value Index Fund	28,283

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Mega Cap Index Fund	97.0%
Mega Cap Growth Index Fund	91.7
Mega Cap Value Index Fund	100.0

57

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mega Cap Index Funds

Periods Ended August 31, 2015

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Index Fund ETF Shares
Returns Before Taxes	-0.05%	15.70%	6.26%
Returns After Taxes on Distributions	-0.50	15.24	5.88
Returns After Taxes on Distributions and Sale of Fund Shares	0.38	12.69	4.96

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Growth Index Fund ETF Shares
Returns Before Taxes	2.70%	17.33%	8.04%
Returns After Taxes on Distributions	2.37	17.01	7.77
Returns After Taxes on Distributions and Sale of Fund Shares	1.81	14.07	6.44

			Since
	One	Five	Inception
	Year	Years	(12/17/2007)
Mega Cap Value Index Fund ETF Shares
Returns Before Taxes	-2.22%	14.26%	4.58%
Returns After Taxes on Distributions	-2.78	13.70	4.09
Returns After Taxes on Distributions and Sale of Fund Shares	-0.76	11.49	3.60

58

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

59

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$945.21	$0.39
Institutional Shares	1,000.00	945.21	0.20
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$948.52	$0.39
Institutional Shares	1,000.00	948.54	0.34
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$942.08	$0.39
Institutional Shares	1,000.00	942.22	0.20
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,025.00	0.20
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,024.85	0.36
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,025.00	0.20

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.08% for ETF Shares and 0.04% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.08% for ETF Shares and 0.04% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

60

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

61

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

62

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US

Mega Cap Value Index thereafter.

63

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8280 102015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2015: $578,000 Fiscal Year Ended August 31, 2014: $562,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2015: $7,000,200
Fiscal Year Ended August 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2015: $2,899,096
Fiscal Year Ended August 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2015: $353,389
Fiscal Year Ended August 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2015: $202,313
Fiscal Year Ended August 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2015: $555,702
Fiscal Year Ended August 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 16, 2015

VANGUARD WORLD FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 16, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.